UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-09255
Wells Fargo Variable Trust
(Exact name of registrant as specified in charter)
525 Market St., San Francisco, CA 94105
(Address of principal executive offices) (Zip code)
C. David Messman
Wells Fargo Funds Management, LLC
525 Market St., San Francisco, CA 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-643-9691
Date of fiscal year end: December 31, 2010
Date of reporting period: December 31, 2010

ITEM 1. REPORT TO SHAREHOLDERS

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WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
▪ Wells Fargo Advantage VT Core Equity Fund

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Contents

Letter to Shareholders	2

Performance Highlights	6

Fund Expenses	10

Portfolio of Investments	11

Financial Statements
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	26

Other Information	27

List of Abbreviations	31
The views expressed are as of December 31, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage VT Core Equity Fund.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

WELLS FARGO
INVESTMENT HISTORY
1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE
Not part of the annual report.

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $236 billion in assets under management, as of December 31, 2010.

Equity Funds

Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Growth Fund
Classic Value Fund	Growth Opportunities Fund	Small Cap Opportunities Fund
Common Stock Fund	Health Care Fund	Small Cap Value Fund
Core Equity Fund	Index Fund	Small Company Growth Fund
Disciplined Global Equity Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Disciplined Value Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Discovery Fund†	Intrinsic Value Fund	Social Sustainability Fund†
Diversified Equity Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified International Fund	Large Cap Core Fund	Special Small Cap Value Fund
Diversified Small Cap Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Growth Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Emerging Markets Equity Fund	Mid Cap Growth Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund

Bond Funds

Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†

Money Market Funds

100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund

Variable Trust Funds[1]

VT Core Equity Fund	VT Intrinsic Value Fund	VT Small Cap Value Fund
VT Discovery Fund†	VT Omega Growth Fund	VT Total Return Bond Fund
VT Index Asset Allocation Fund	VT Opportunity Fund†
VT International Equity Fund	VT Small Cap Growth Fund
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage VT Core Equity Fund	Letter to Shareholders

Karla M. Rabusch,
President
Wells Fargo Advantage Funds
The equity markets delivered strong full-year returns against the backdrop of a strengthening economy.
Dear Valued Shareholder:
We are pleased to provide you with this annual report for the Wells Fargo Advantage VT Core Equity Fund for the 12 months that ended December 31, 2010. The equity markets delivered strong full-year returns against the backdrop of a strengthening economy. However, the year was not without its share of macroeconomic challenges and market volatility, once again highlighting the value of a sound, well-diversified investment strategy. As always, we believe that such a strategy can enable investors to balance risks and opportunities as they pursue long-term financial goals in a dynamic market environment.
The economic recovery stayed on track.
The U.S. economic recovery that began in the summer of 2009 gained momentum in 2010, particularly toward the end of the year. Gross domestic product (GDP) grew at an annualized rate of 3.2% in the fourth quarter of 2010—capping a streak of six consecutive quarters of positive GDP growth—and 2.9% for the full year. Although the path of recovery has been uneven at times and growth remains subpar compared with previous recoveries, the general consensus among economists is that the economy will likely avoid a double-dip recession. That said, persistent weakness in the labor and housing markets bears close watching in the months ahead.
Jobs and housing remained troublesome.
At the end of the year, the unemployment rate stood at 9.4%, down from 9.9% a year earlier, but still stubbornly high. Unfortunately, the drop may be attributable more to a decline in the labor force than a meaningful uptick in hiring. In fact, employers added just 1.1 million jobs for all of 2010, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite some tentative late-year signs of stabilization.
Other economic data were more encouraging, reflecting greater confidence in the recovery on the part of both consumers and businesses. Retail sales came in strong at certain points during the year, including the critical holiday shopping season, and industrial production and new orders have picked up. Although still reluctant to hire, businesses have gradually increased spending in other areas, such as equipment and technology. Core inflation, which excludes volatile food and energy prices, remained benign.
The Fed continued to do its part.
With inflation subdued, the Federal Reserve (the Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. In its final statement of 2010, the Fed noted that economic expansion continues to be restrained by headwinds such as high unemployment, modest income growth, lower housing wealth, and tight credit. As a result, the Fed indicated that it intends to keep short-term rates at historically low levels for as long as needed to promote a more robust recovery.

Letter to Shareholders	Wells Fargo Advantage VT Core Equity Fund 3
The Fed also stated that it plans to proceed with other stimulus measures, including its second round of quantitative easing (QE2)—a plan to purchase $600 billion in long-term Treasury securities by mid-2011. The ‘preannouncement’ of QE2 in the third quarter of 2010 marked a turning point for the equity markets in that it ushered in a favorable shift in investor sentiment. By and large, investors interpreted the plan as further evidence of the Fed’s commitment to avoiding deflation and spurring economic growth.
2010 was another solid year for equities.
QE2 was certainly not the only catalyst for the equity markets during 2010. Along with more upbeat economic data, better-than-expected corporate earnings power played a role in driving stock prices higher. Throughout the year, quarterly earnings per share for the majority of companies in the S&P 500 Index consistently exceeded Wall Street estimates. As 2010 drew to a close, the midterm congressional elections and the extension of the Bush-era tax cuts provided additional tailwinds, helping the markets finish the year on a strong note.
It was the second straight year of double-digit total returns for the broad equity market indexes. The S&P 500 Index and the Dow Jones Industrial Average advanced 15.1% and 14.1%, respectively, while the tech-heavy NASDAQ Composite Index returned 18.2%. Investors were generally rewarded across the market-capitalization spectrum—with small- and mid-cap stocks outpacing large-cap stocks—as well as across most economic sectors. In terms of investment styles, growth stocks outperformed their value counterparts for the year.
To be sure, the gains were hard-earned, as the markets had to contend with numerous issues along the way, including the European sovereign debt crisis, China’s efforts to slow growth, and doubts about the sustainability of the domestic recovery. The second quarter in particular witnessed bouts of heightened market volatility, most notably the so-called “flash crash” in May. As the year progressed, however, volatility—as measured by the Chicago Board Options Exchange Volatility Index—abated amid reduced fears of a double-dip recession.
Investors should keep a long-term perspective.
In our view, the equity markets’ dramatic rebound over the past two years from a severe downturn underscores the importance of maintaining a disciplined, long-term investment strategy through changing market cycles. By staying focused on your long-term goals, you may be better positioned both to navigate falling markets and participate in rising markets.
To help you build a well-diversified strategy based on your personal objectives and risk tolerance, Wells Fargo Advantage Funds® offers more than 120 mutual funds and other investments covering a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.
Along with more upbeat economic data, better-than-expected corporate earnings power played a role in driving stock prices higher.

4 Wells Fargo Advantage VT Core Equity Fund	Letter to Shareholders
Thank you for choosing Wells Fargo Advantage Funds. We appreciate your continued confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit wellsfargo.com/advantagefunds.
Sincerely,
Karla M. Rabusch
President
Wells Fargo Advantage Funds

This page is intentionally left blank.

6 Wells Fargo Advantage VT Core Equity Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT Core Equity Fund
INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER

Wells Fargo Funds Management, LLC
SUB-ADVISER

Wells Capital Management Incorporated
PORTFOLIO MANAGER

Ann M. Miletti
FUND INCEPTION

March 1, 1996
PERFORMANCE SUMMARY
12 MONTH TOTAL RETURN AS OF DECEMBER 31, 2010

Class 2	16.18%
S&P 500® Index[1]	15.06%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The adviser has committed, through July 18, 2013, to waive fees and/or reimburse expenses to maintain the contractual expense cap at 1.00% for the Class 2 shares, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower. The Fund’s net expense ratio is 1.00% for the Class 2 shares. The Fund’s gross expense ratio is 1.02% for the Class 2 shares.

1.	The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage VT Core Equity Fund Class 2 for the most recent ten years of the Fund with the S&P 500® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Core Equity Fund 7
Wells Fargo Advantage VT Core Equity Fund (continued)
MANAGER’S DISCUSSION
Fund Highlights Fiscal Year 2010
▪	The Fund outperformed its benchmark, the S&P 500 Index, for the 12-month period that ended December 31, 2010.

▪	Stock selection within the consumer discretionary and information technology sectors more than offset a drag on results within the financials sector.

▪	Leading contributors to the Fund’s performance were Ancestry.com, CBS Corporation, Amazon.com, and Burger King Holdings. Detractors from performance included Bank of America Corporation and Moody’s Corporation, as well as a lack of exposure to Apple Incorporated.

▪	On December 27, 2010, the Wells Capital Management Core Equity team, led by Ann M. Miletti, assumed portfolio management responsibilities for the Fund.
Our emphasis on companies with solid fundamentals and sustainable competitive advantages was favored by the market.
The Fund outperformed its benchmark during three of the last four quarters. Excess returns were particularly notable during March and September 2010, as our emphasis on companies with solid fundamentals and sustainable competitive advantages was favored by the market. At the sector level, outperformance has been concentrated within the consumer discretionary and information technology sectors.
An overweight to and stock selection within consumer discretionary aided results. For example, Amazon.com benefited from increased e-commerce penetration. Online sales still account for only 6% to 8% of total retail sales but are growing at a nearly 15% annual rate. Amazon.com has capitalized on this trend by increasing its market share at the expense of traditional brick-and-mortar retailers, which typically have lower inventory turnover and higher cost structures.
Information technology holdings also aided results through investments in companies such as FactSet Research Systems and Ancestry.com. In our opinion, Ancestry.com has proven that it is a sticky, sustainable business. It has been accelerating its subscriber growth by about 30%, which is primarily due to increased awareness created by its advertising campaign in TV media. Also, the company has recently retired debt, further strengthening its balance sheet. FactSet offers a one-stop shop for an investor who wants to perform in-depth market and company research. Its share price benefited from the company’s extraordinarily high retention rate of 95%, its better-than-expected earnings during each of the last four quarters, and its ability to maintain a strong growth rate in a weak market.
TEN LARGEST EQUITY HOLDINGS3
(AS OF DECEMBER 31, 2010)

QUALCOMM Incorporated	4.29%
Moody’s Corporation	3.34%
CBS Corporation Class B	3.33%
Bank of America Corporation	2.85%
Merck & Company Incorporated	2.82%
Home Depot Incorporated	2.72%
Pfizer Incorporated	2.64%
JPMorgan Chase & Company	2.52%
Amazon.com Incorporated	2.50%
Exxon Mobil Corporation	2.35%

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

8 Wells Fargo Advantage VT Core Equity Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT Core Equity Fund (continued)
A longer-term focus on company fundamentals held back additional gains, particularly around mid-year.
Despite the Fund’s outperformance over the past 12 months, the trailing returns of the second quarter resulted from the team’s unwillingness to follow negative, near-term market sentiment when its longer-term investment thesis had not changed. An example of this phenomenon during the year was Bank of America, which was a detractor from performance in the portfolio. The market appeared to discount the stock to extremely cheap levels, believing that it had capital issues and ill-timed acquisitions over the past couple of years. Uncertainty regarding financial reform was an additional headwind for the stock. In contrast to the broader market, we recognized long-term value in the firm’s national branch footprint and its strong Merrill Lynch global franchise.
As broad economic conditions improve, companies that have positioned themselves to take advantage of secular trends and tailwinds are likely to grow profits.
We feel better about the market outlook following the November elections and expect the political landscape to be less anti-business going into 2011. However, we believe that the U.S. will experience slightly slower growth than normal in the coming year because of high unemployment and other significant structural problems. In an effort to avoid a deep recession, policymakers and legislators have driven the deficit to $1.3 trillion and have applied quantitative easing that could potentially spur inflation. Eventually, the country will be challenged with addressing this deficit.
In the meantime, as broad economic conditions improve, companies that have positioned themselves to take advantage of secular trends are likely to grow profits. We expect to see those companies that have internal drivers—such as new management, new products, and new sources of demand—generate positive excess returns.
On a stock-by-stock basis, there are many attractively valued companies that offer sustainable competitive advantages in a slow-growth environment. Our investment approach is designed to fundamentally value a business, taking into consideration several assessments, including its competitive positioning and growth catalysts. Regardless of the environment in 2011 and beyond, we believe that our investment process allows us to exploit “market emotion” over short-term periods in order to capture relative value from attractive opportunities.

4.	Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Core Equity Fund 9
Wells Fargo Advantage VT Core Equity Fund (continued)
AVERAGE ANNUAL TOTAL RETURN (%) (AS OF DECEMBER 31, 2010)5

	Inception					Expense Ratios[6]
	Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]

Class 1	3/1/1996	27.65	16.46	5.36	4.10	0.77%	0.75%
Class 2	7/31/2002	27.54	16.18	5.10	3.89	1.02%	1.00%
S&P 500® Index[1]		23.27	15.06	2.29	1.41

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees and other charges that may be assessed by the participating insurance companies.

5.	Performance shown for Class 2 shares prior to its inception reflects the performance of Class 1 shares, adjusted to reflect the higher expenses applicable to Class 2 shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund’s predecessor, Evergreen VA Fundamental Large Cap Fund.

6.	Reflects the expense ratio as stated in the July 19, 2010 prospectuses.

7.	The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to maintain the Fund’s contractual expense ratio for Class 1 shares at 0.75%, and for Class 2 shares at 1.00%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

10 Wells Fargo Advantage VT Core Equity Fund	Fund Expenses (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2010 to December 31, 2010.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	07-01-2010	12-31-2010	the Period[1]	Expense Ratio

Class 1
Actual	$1,000.00	$1,276.47	$4.41	0.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.61	$3.91	0.76%
Class 2
Actual	$1,000.00	$1,275.41	$5.80	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$5.15	1.00%

1.	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Core Equity Fund 11

Shares	Security Name	Value
Common Stocks: 95.78%

Consumer Discretionary: 17.60%

Hotels, Restaurants & Leisure: 0.99%
53,782	International Speedway Corporation Class A	$1,407,475

Internet & Catalog Retail: 5.26%
23,105	Amazon.com Incorporated†	4,158,900
58,383	Blue Nile Incorporated†«	3,331,334

		7,490,234

Media: 5.75%
290,914	CBS Corporation Class B	5,541,912
57,677	Omnicom Group Incorporated«	2,641,607

		8,183,519

Specialty Retail: 4.21%
129,087	Home Depot Incorporated«	4,525,790
58,865	Lowe’s Companies Incorporated	1,476,334

		6,002,124

Textiles, Apparel & Luxury Goods: 1.39%
80,263	Timberland Company†	1,973,667

Consumer Staples: 6.49%

Beverages: 2.28%
106,028	Diageo plc	1,958,902
19,723	PepsiCo Incorporated	1,288,504

		3,247,406

Food Products: 0.76%
23,339	McCormick & Company Incorporated«	1,085,964

Household Products: 2.23%
29,711	Clorox Company	1,880,112
20,092	Procter & Gamble Company	1,292,518

		3,172,630

Tobacco: 1.22%
29,584	Philip Morris International	1,731,552

Energy: 13.28%

Energy Equipment & Services: 2.47%
42,056	Schlumberger Limited	3,511,676

Oil, Gas & Consumable Fuels: 10.81%
26,033	Apache Corporation	3,103,915
40,548	Chevron Corporation	3,700,005
53,035	Exxon Mobil Corporation	3,877,919
26,539	Occidental Petroleum Corporation†	2,603,476
44,076	Ultra Petroleum Corporation†«	2,105,511

		15,390,826

12 Wells Fargo Advantage VT Core Equity Fund	Portfolio of Investments—December 31, 2010

Shares	Security Name	Value
Financials: 19.65%

Capital Markets: 6.04%
18,468	Goldman Sachs Group Incorporated	$3,105,579
79,503	State Street Corporation	3,684,169
28,068	T. Rowe Price Group Incorporated«	1,811,509

		8,601,257

Consumer Finance: 1.38%
45,848	American Express Company	1,967,796

Diversified Financial Services: 10.67%
87,285	Apollo Management LP†(i)††	698,280
355,539	Bank of America Corporation	4,742,890
98,731	JPMorgan Chase & Company	4,188,169
209,292	Moody’s Corporation	5,554,610

		15,183,949

Insurance: 1.56%
37,722	Prudential Financial Incorporated	2,214,659

Health Care: 13.11%

Biotechnology: 2.70%
70,031	Amgen Incorporated†	3,844,702

Health Care Equipment & Supplies: 1.22%
46,760	Medtronic Incorporated	1,734,328

Pharmaceuticals: 9.19%
21,692	Johnson & Johnson Company	1,341,650
129,901	Merck & Company Incorporated	4,681,632
45,346	Novartis AG ADR«	2,673,147
250,808	Pfizer Incorporated	4,391,648

		13,088,077

Industrials: 9.15%

Aerospace & Defense: 2.02%
23,074	Boeing Company	1,505,809
17,381	United Technologies Corporation	1,368,232

		2,874,041

Air Freight & Logistics: 1.28%
25,141	United Parcel Service Incorporated Class B«	1,824,734

Commercial Services & Supplies: 3.97%
73,688	Avery Dennison Corporation«	3,119,950
82,592	Robert Half International Incorporated«	2,527,315

		5,647,265

Industrial Conglomerates: 1.88%
146,588	General Electric Company	2,681,095

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Core Equity Fund 13

Shares	Security Name	Value
Information Technology: 14.71%

Communications Equipment: 5.96%
67,007	Cisco Systems Incorporated†«	$1,355,552
143,973	QUALCOMM Incorporated	7,125,224

		8,480,776

Internet Software & Services: 3.75%
68,575	Ancestry.com Incorporated†	1,942,044
5,716	Google Incorporated Class A†	3,395,133

		5,337,177

IT Services: 0.73%
14,825	Visa Incorporated Class A	1,043,384

Software: 4.27%
11,104	FactSet Research Systems Incorporated«	1,041,111
9,500	Nintendo Company Limited	2,788,336
71,620	Oracle Corporation	2,241,701

		6,071,148

Materials: 1.79%

Chemicals: 1.79%
28,011	Air Products & Chemicals Incorporated	2,547,600

Total Common Stocks (Cost $107,632,666)		136,339,061

Principal		Interest Rate	Maturity Date
Short-Term Investments: 20.98%

Corporate Bonds and Notes: 0.02%
$24,876	Gryphon Funding Limited(v)(a)(i)	0.00%	08/05/2011	10,104
32,721	VFNC Corporation(v)±††(a)(i)	0.26	09/29/2011	18,324

				28,428

Shares		Yield
Investment Companies: 20.96%
4,198,369	Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.14		4,198,369
25,635,656	Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)	0.27		25,635,656

				29,834,025

Total Short-Term Investments (Cost $29,852,021)				29,862,453

Total Investments in Securities (Cost $137,484,687)*	116.76%	166,201,514
Other Assets and Liabilities, Net	(16.76)	(23,850,867)

Total Net Assets	100.00%	$142,350,647

14 Wells Fargo Advantage VT Core Equity Fund	Portfolio of Investments—December 31, 2010

(v)	Security represents investment of cash collateral received from securities on loan.

†	Non-income earning securities.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

±	Variable rate investments.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $137,935,641 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$33,362,958
Gross unrealized depreciation	(5,097,085)

Net unrealized appreciation	$28,265,873
The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—December 31, 2010	Wells Fargo Advantage VT Core Equity Fund 15

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$136,367,489
In affiliated securities, at value	29,834,025

Total investments, at value (see cost below)	166,201,514
Receivable for investments sold	1,913,849
Receivable for Fund shares sold	912
Receivable for dividends	173,040
Receivable for securities lending income	5,249
Prepaid expenses and other assets	1,770

Total assets	168,296,334

Liabilities
Payable for Fund shares redeemed	134,048
Payable upon receipt of securities loaned	25,653,651
Investment advisory fee payable	70,849
Distribution fees payable	13,775
Due to other related parties	17,074
Accrued expenses and other liabilities	56,290

Total liabilities	25,945,687

Total net assets	$142,350,647

NET ASSETS CONSIST OF
Paid-in capital	$112,007,186
Undistributed net investment income	487,722
Accumulated net realized gains on investments	1,138,912
Net unrealized gains on investments	28,716,827

Total net assets	$142,350,647

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets — Class 1	$54,604,794
Shares outstanding — Class 1	2,754,835
Net asset value per share — Class 1	$19.82
Net assets — Class 2	$87,745,853
Shares outstanding — Class 2	4,448,498
Net asset value per share — Class 2	$19.72

Total investments, at cost	$137,484,687

Securities on loan, at value	$24,994,640

1.	The Fund has unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

16 Wells Fargo Advantage VT Core Equity Fund[1]	Statement of Operations—For the Year Ended December 31, 2010

Investment income
Dividends*	$2,256,076
Income from affiliated securities	14,878
Securities lending income, net	23,056

Total investment income	2,294,010

Expenses
Investment advisory fee	759,232
Administration fees
Fund level	98,401
Class 1	18,832
Class 2	30,283
Distribution fees
Class 2	193,518
Custody and accounting fees	23,211
Professional fees	33,160
Shareholder report expenses	31,999
Trustees’ fees and expenses	8,610
Transfer agent fees	221
Other fees and expenses	8,925

Total expenses	1,206,392
Less: Fee waivers and/or expense reimbursements	(9,325)

Net expenses	1,197,067

Net investment income	1,096,943

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	9,499,485
Affiliated securities	(46,267)

Net realized gains on investments	9,453,218

Net change in unrealized gains (losses) on:
Unaffiliated securities	10,227,263
Affiliated securities	34,209

Net change in unrealized gains (losses) on investments	10,261,472

Net realized and unrealized gains on investments	19,714,690

Net increase in net assets resulting from operations	$20,811,633

* Net of foreign withholding taxes of	$25,054

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Fundamental Large Cap Fund and Wells Fargo VT Large Company Core Fund. Evergreen VA Fundamental Large Cap Fund became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Evergreen VA Fundamental Large Cap Fund.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage VT Core Equity Fund 17

	Year Ended	Year Ended
	December 31, 2010[1]	December 31, 2009[1]

Operations
Net investment income	$1,096,943	$1,150,133
Net realized gains on investments	9,453,218	2,552,219
Net change in unrealized gains (losses) on investments	10,261,472	28,577,586

Net increase in net assets resulting from operations	20,811,633	32,279,938

Distributions to shareholders from
Net investment income
Class 1	(293,687)	(585,714)
Class 2	(318,046)	(622,741)

Total distributions to shareholders	(611,733)	(1,208,455)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	230,873	3,961,049	291,872	4,135,369
Class 2	512,488	8,959,500	1,079,151	15,738,661

		12,920,549		19,874,030

Reinvestment of distributions
Class 1	17,735	293,687	34,792	585,714
Class 2	19,276	318,046	37,123	622,741

		611,733		1,208,455

Payment for shares redeemed
Class 1	(684,360)	(11,906,405)	(772,069)	(10,700,945)
Class 2	(871,529)	(15,163,263)	(313,864)	(4,390,489)

		(27,069,668)		(15,091,434)

Net asset value of shares issued in acquisition
Class 2	562,629	8,994,391	0	0

Net increase (decrease) in net assets resulting from capital share transactions		(4,542,995)		5,991,051

Total increase in net assets		15,656,905		37,062,534
Net assets
Beginning of period		126,693,742		89,631,208

End of period		$142,350,647		$126,693,742

Undistributed (overdistributed) net investment income		$487,722		$(11,250)

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Fundamental Large Cap Fund and Wells Fargo VT Large Company Core Fund. Evergreen VA Fundamental Large Cap Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 are those of Evergreen VA Fundamental Large Cap Fund.
The accompanying notes are an integral part of these financial statements.

18 Wells Fargo Advantage VT Core Equity Fund[1]	Financial Highlights

	Beginning		Net Realized	Distributions
	Net Asset	Net	and Unrealized	from Net	Distributions
	Value Per	Investment	Gains (Losses)	Investment	from Net
	Share	Income	on Investments	Income	Realized Gains

Class 1
January 1, 2010 to December 31, 2010	$17.12	0.20	2.60	(0.10)	0.00
January 1, 2009 to December 31, 2009	$12.72	0.20	4.38	(0.18)	0.00
January 1, 2008 to December 31, 2008	$19.33	0.29	(6.64)	(0.26)	0.00
January 1, 2007 to December 31, 2007	$19.60	0.25	1.37	(0.22)	(1.67)
January 1, 2006 to December 31, 2006	$17.89	0.25	2.02	(0.24)	(0.32)

Class 2
January 1, 2010 to December 31, 2010	$17.06	0.14	2.60	(0.08)	0.00
January 1, 2009 to December 31, 2009	$12.68	0.15	4.38	(0.15)	0.00
January 1, 2008 to December 31, 2008	$19.25	0.20	(6.56)	(0.21)	0.00
January 1, 2007 to December 31, 2007	$19.53	0.16	1.40	(0.17)	(1.67)
January 1, 2006 to December 31, 2006	$17.83	0.18	2.03	(0.19)	(0.32)

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Fundamental Large Cap Fund and Wells Fargo Advantage VT Large Company Core Fund. Evergreen VA Fundamental Large Cap Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 are of those of Evergreen VA Fundamental Large Cap Fund.

2.	Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown.

3.	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage VT Core Equity Fund 19

Ending
Net Asset	Ratio to Average Net Assets				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income	Expenses	Expenses	Return[2]	Rate[3]	(000’s omitted)

$19.82	1.00%	0.79%	0.78%	16.46%	28%	$54,605
$17.12	1.27%	0.85%	0.85%	36.06%	35%	$54,624
$12.72	1.45%	0.79%	0.79%	(32.85)%	25%	$46,238
$19.33	1.09%	0.75%	0.75%	8.29%	21%	$90,276
$19.60	1.19%	0.74%	0.74%	12.67%	21%	$112,413

$19.72	0.75%	1.03%	1.03%	16.18%	28%	$87,746
$17.06	0.99%	1.10%	1.10%	35.75%	35%	$72,070
$12.68	1.20%	1.05%	1.05%	(33.01)%	25%	$43,393
$19.25	0.83%	1.00%	1.00%	8.01%	21%	$66,201
$19.53	0.94%	0.99%	0.99%	12.39%	21%	$65,913

20 Wells Fargo Advantage VT Core Equity Fund	Notes to Financial Statements
1. ORGANIZATION
Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Core Equity Fund (the “Fund”) which is a diversified series of the Trust.
After the close of business on July 16, 2010, the net assets of Evergreen VA Fundamental Large Cap Fund and Wells Fargo Advantage VT Large Company Core Fund were acquired by the Fund, which was created to receive the assets of Evergreen VA Fundamental Large Cap Fund and Wells Fago Advantage VT Large Company Core Fund, in an exchange for shares of the Fund. Evergreen VA Fundamental Large Cap Fund became the accounting and performance survivor in the reorganizations and as a result the accounting and performance history of Evergreen VA Fundamental Large Cap Fund has been carried forward in the financial statements contained herein.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Valuation Procedures.
Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.
Debt securities of sufficient credit quality with original maturities of 60 days or less and any collateral received from securities lending invested in securities generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.
Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

Notes to Financial Statements	Wells Fargo Advantage VT Core Equity Fund 21
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.
The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.
Security loans
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. As a result of the reorganizations on July 16, 2010, the Fund holds securities related to defaulted or impaired structured investment vehicles. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by Wells Fargo Advantage VT Large Company Core Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating fund’s percentage ownership of the joint account as of such date.

22 Wells Fargo Advantage VT Core Equity Fund	Notes to Financial Statements
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At December 31, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

	Accumulated Net
Undistributed Net	Realized Gains
Investment Income	on Investment	Paid-in Capital
$13,762	$3,257,081	$(3,270,843)
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns (including those of the predecessor funds) for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
As of December 31, 2010, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $2,524,725 with $886,236 expiring in 2016 and $1,638,489 expiring in 2017.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
Class allocations
The separate classes of shares offered by the Fund differ principally in distribution and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution and administration fees.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

Notes to Financial Statements	Wells Fargo Advantage VT Core Equity Fund 23
lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
▪	Level 1 — quoted prices in active markets for identical securities
▪	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
▪	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of December 31, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total
Equity securities
Common stocks	$135,640,781	$698,280	$0	$136,339,061
Short-term investments
Corporate bonds and notes	0	0	28,428	28,428
Investment companies	4,198,369	25,635,656	0	29,834,025
	$139,839,150	$26,333,936	$28,428	$166,201,514
Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate bonds
and notes
Balance as of December 31, 2009	$0
Transfers in from acquisitions	28,428
Balance as of December 31, 2010	$28,428
Change in unrealized gains (losses) included in earnings relating to securities still held at December 31, 2010	$0
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the investment sub-adviser, who is responsible for day-to-day portfolio management of the Fund.
Pursuant to the contract, Funds Management is paid an annual investment advisory fee starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase. Prior to July 19, 2010, the predecessor fund, Evergreen VA Fundamental Large Cap Fund, paid an investment advisory fee to Evergreen Investment Management Company, LLC (“EIMC”), an affiliate of Funds Management, at an annual rate which started at 0.70% and declined to 0.50% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen Fundamental Large Cap Fund, increased. For the year ended December 31, 2010, the investment advisory fee was equivalent to an annual rate of 0.59% of the Fund’s average daily net assets.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management to the Fund. The fees related to investment sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by the Fund to the investment adviser. Wells Capital Management,

24 Wells Fargo Advantage VT Core Equity Fund	Notes to Financial Statements
an affiliate of Funds Management, is the investment sub-adviser to the Fund and is paid a fee by the investment adviser at an annual rate starting at 0.35% and declining to 0.15% as the average daily net assets of the Fund increase.
Administration and transfer agent fees
The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

		Administration Fees
		(% of Average
	Average Daily Net Assets	Daily Net Assets)
Fund level	First $5 billion	0.05%
	Next $5 billion	0.04
	Over $10 billion	0.03
Class 1 and Class 2	All asset levels	0.08
Prior to July 19, 2010, the predecessor fund paid EIMC a fund level administrator fee at an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) which started at 0.10% and declined to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increased.
Funds Management and/or EIMC has contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management and/or EIMC were made first from fund level expenses on a proportionate basis and then from class specific expenses.
Prior to July 19, 2010, the predecessor fund paid Evergreen Service Company, LLC, an affiliate of EIMC and a subsidiary of Wells Fargo, a transfer and dividend disbursing agent fee.
Distribution fees
The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets. Prior to July 19, 2010, Class 2 shares of the predecessor fund also paid distribution fees at an annual rate of 0.25% of its average daily net assets.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended December 31, 2010 were $35,360,634 and $52,949,510, respectively.
6. ACQUISITIONS
After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Fundamental Large Cap Fund and Wells Fargo Advantage VT Large Company Core Fund. The purpose of the transaction was to combine three funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares of Evergreen VA Fundamental Large Cap Fund and Wells Fargo Advantage VT Large Company Core Fund. Shareholders holding Class 1 and Class 2 shares of Evergreen VA Fundamental Large Cap Fund received Class 1 and Class 2 shares, respectively, of the Fund in the reorganization. Existing shareholders of Wells Fargo Advantage VT Large Company Core Fund received Class 2 shares of the Fund in the reorganization. The Fund was newly created to receive the assets of Evergreen VA Fundamental Large Cap Fund and Wells Fargo Advantage VT Large Company Core Fund. Evergreen VA Fundamental Large Cap Fund became the accounting and performance survivor in the reorganizations. The investment portfolio of Evergreen VA Fundamental Large Cap Fund and Wells Fargo Advantage VT Large Company Core Fund with fair values of $115,710,077 and $8,948,186, respectively, and identified costs of $107,871,481 and $9,585,014, respectively, on July 16, 2010 were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen VA Fundamental Large Cap Fund and Wells Fargo Advantage VT Large Company Core Fund were carried forward to align

Notes to Financial Statements	Wells Fargo Advantage VT Core Equity Fund 25
ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized gains (losses) acquired, exchange ratio and number of shares issued were as follows:

	Value of Net	Unrealized	Exchange	Number of
Acquired Fund	Assets Acquired	Gains (Losses)	Ratio	Shares Issued
Evergreen VA Fundamental Large Cap Fund	$115,708,933	$7,838,596	1.00	2,977,966 Class 1
			1.00	4,248,849 Class 2
Wells Fargo Advantage VT Large Company Core Fund	8,994,391	(636,828)	0.72	562,629 Class 2
The aggregate net assets of the Fund immediately after the acquisitions were $124,703,324.
Assuming the acquisitions had been completed January 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended December 31, 2010 would have been

Net investment income	$1,153,573
Net realized and unrealized gains (losses) on investments	$19,454,530
Net increase in net assets resulting from operations	$20,608,103
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage VT Large Company Core Fund that have been included in the Fund’s Statement of Operations since July 19, 2010.
7. BANK BORROWINGS
The Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.
For the year ended December 31, 2010, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Year ended December 31,
	2010	2009
Ordinary Income	$611,733	$1,208,455
As of December 31, 2010 the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term	Unrealized	Capital Loss
Income	Gain	Gains (Losses)	Carryforward
$500,095	$4,114,590	$28,265,873	$(2,524,725)
9. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26 Wells Fargo Advantage VT Core Equity Fund	Report of Independent Registered Public Accounting Firm
BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Core Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Core Equity Fund as of December 31, 2010, the results of its operations for the year then ended, changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 25, 2011

Other Information (Unaudited)	Wells Fargo Advantage VT Core Equity Fund 27
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

28 Wells Fargo Advantage VT Core Equity Fund	Other Information (Unaudited)
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Variable Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Funds Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage VT Core Equity Fund 29

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the Independent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust
Officers

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

30 Wells Fargo Advantage VT Core Equity Fund	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

List of Abbreviations	Wells Fargo Advantage VT Core Equity Fund 31
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	—	Association of Bay Area Governments
ADR	—	American Depositary Receipt
ADS	—	American Depository Shares
AMBAC	—	American Municipal Bond Assurance Corporation
AMT	—	Alternative Minimum Tax
ARM	—	Adjustable Rate Mortgages
AUD	—	Australian Dollar
BART	—	Bay Area Rapid Transit
BRL	—	Brazil Real
CAD	—	Canadian Dollar
CDA	—	Community Development Authority
CDO	—	Collateralized Debt Obligation
CDSC	—	Contingent Deferred Sales Charge
CGIC	—	Capital Guaranty Insurance Company
CGY	—	Capital Guaranty Corporation
CHF	—	Swiss Franc
CIFG	—	CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	—	Certificate of Participation
CP	—	Commercial Paper
CTF	—	Common Trust Fund
DEM	—	Deutsche Mark
DKK	—	Danish Krone
DW&P	—	Department of Water & Power
DWR	—	Department of Water Resources
ECFA	—	Educational & Cultural Facilities Authority
EDFA	—	Economic Development Finance Authority
ETET	—	Eagle Tax-Exempt Trust
ETF	—	Exchange-Traded Fund
EUR	—	Euro
FFCB	—	Federal Farm Credit Bank
FGIC	—	Financial Guaranty Insurance Corporation
FHA	—	Federal Housing Authority
FHAG	—	Federal Housing Agency
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FRF	—	French Franc
FSA	—	Farm Service Agency
GBP	—	Great British Pound
GDR	—	Global Depositary Receipt
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
HCFR	—	Healthcare Facilities Revenue
HEFA	—	Health & Educational Facilities Authority
HEFAR	—	Higher Education Facilities Authority Revenue
HFA	—	Housing Finance Authority
HFFA	—	Health Facilities Financing Authority
HKD	—	Hong Kong Dollar
HUD	—	Housing & Urban Development
HUF	—	Hungarian Forint
IDA	—	Industrial Development Authority
IDAG	—	Industrial Development Agency
IDR	—	Industrial Development Revenue
IEP	—	Irish Pound
JPY	—	Japanese Yen
KRW	—	Republic of Korea Won
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LLP	—	Limited Liability Partnership
LOC	—	Letter of Credit
LP	—	Limited Partnership
MBIA	—	Municipal Bond Insurance Association
MFHR	—	Multi-Family Housing Revenue
MFMR	—	Multi-Family Mortgage Revenue
MMD	—	Municipal Market Data
MTN	—	Medium Term Note
MUD	—	Municipal Utility District
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NATL-RE	—	National Public Finance Guarantee Corporation
NLG	—	Netherlands Guilder
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PCFA	—	Pollution Control Finance Authority
PCR	—	Pollution Control Revenue
PFA	—	Public Finance Authority
PFFA	—	Public Facilities Financing Authority
plc	—	Public Limited Company
PLN	—	Polish Zloty
PSFG	—	Public School Fund Guaranty
R&D	—	Research & Development
RDA	—	Redevelopment Authority
RDFA	—	Redevelopment Finance Authority
REITS	—	Real Estate Investment Trusts
SEK	—	Swedish Krona
SFHR	—	Single Family Housing Revenue
SFMR	—	Single Family Mortgage Revenue
SGD	—	Singapore Dollar
SKK	—	Slovakian Koruna
SLMA	—	Student Loan Marketing Association
SPDR	—	Standard & Poor’s Depositary Receipts
STIT	—	Short-Term Investment Trust
TBA	—	To Be Announced
TRAN	—	Tax Revenue Anticipation Notes
TRY	—	Turkish Lira
USD	—	United States Dollar
XLCA	—	XL Capital Assurance
ZAR	—	South African Rand

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reports as www.wellsfargo.com/advvantagedelivery
More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com
Web site:www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	200911 02-11
AVT0/AR146 12-10

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

■ Wells Fargo Advantage VT Discovery FundSM

          Reduce clutter. Save trees.
     Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

Contents
Letter to Shareholders	2

Performance Highlights	6

Fund Expenses	11

Portfolio of Investments	12

Financial Statements
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	27

Other Information	28

List of Abbreviations	32
The views expressed are as of December 31, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage VT Discovery Fund.

NOT FDIC INSURED ■ NO BANK GUARANTEE ■ MAY LOSE VALUE

WELLS FARGO
INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Not part of the annual report.
Wells Fargo Advantage Funds®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED ■ NO BANK GUARANTEE ■ MAY LOSE VALUE

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $236 billion in assets under management, as of December 31, 2010.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Growth Fund
Classic Value Fund	Growth Opportunities Fund	Small Cap Opportunities Fund
Common Stock Fund	Health Care Fund	Small Cap Value Fund
Core Equity Fund	Index Fund	Small Company Growth Fund
Disciplined Global Equity Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Disciplined Value Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Discovery Fund†	Intrinsic Value Fund	Social Sustainability Fund†
Diversified Equity Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified International Fund	Large Cap Core Fund	Special Small Cap Value Fund
Diversified Small Cap Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Growth Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Emerging Markets Equity Fund	Mid Cap Growth Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund

Bond Funds

Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†

Money Market Funds

100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund

Variable Trust Funds[1]

VT Core Equity Fund	VT Intrinsic Value Fund	VT Small Cap Value Fund
VT Discovery Fund†	VT Omega Growth Fund	VT Total Return Bond Fund
VT Index Asset Allocation Fund	VT Opportunity Fund†
VT International Equity Fund	VT Small Cap Growth Fund
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage VT Discovery Fund	Letter to Shareholders
Karla M. Rabusch,
President
Wells Fargo Advantage Funds
The equity markets delivered strong full-year returns against the backdrop of a strengthening economy.
Dear Valued Shareholder:
We are pleased to provide you with this annual report for the Wells Fargo Advantage VT Discovery Fund for the 12 months that ended December 31, 2010. The equity markets delivered strong full-year returns against the backdrop of a strengthening economy. However, the year was not without its share of macroeconomic challenges and market volatility, once again highlighting the value of a sound, well-diversified investment strategy. As always, we believe that such a strategy can enable investors to balance risks and opportunities as they pursue long-term financial goals in a dynamic market environment.
The economic recovery stayed on track.
The U.S. economic recovery that began in the summer of 2009 gained momentum in 2010, particularly toward the end of the year. Gross domestic product (GDP) grew at an annualized rate of 3.2% in the fourth quarter of 2010—capping a streak of six consecutive quarters of positive GDP growth—and 2.9% for the full year. Although the path of recovery has been uneven at times and growth remains subpar compared with previous recoveries, the general consensus among economists is that the economy will likely avoid a double-dip recession. That said, persistent weakness in the labor and housing markets bears close watching in the months ahead.
Jobs and housing remained troublesome.
At the end of the year, the unemployment rate stood at 9.4%, down from 9.9% a year earlier, but still stubbornly high. Unfortunately, the drop may be attributable more to a decline in the labor force than a meaningful uptick in hiring. In fact, employers added just 1.1 million jobs for all of 2010, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite some tentative late-year signs of stabilization.
Other economic data were more encouraging, reflecting greater confidence in the recovery on the part of both consumers and businesses. Retail sales came in strong at certain points during the year, including the critical holiday shopping season, and industrial production and new orders have picked up. Although still reluctant to hire, businesses have gradually increased spending in other areas, such as equipment and technology. Core inflation, which excludes volatile food and energy prices, remained benign.
The Fed continued to do its part.
With inflation subdued, the Federal Reserve (the Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. In its final statement of 2010, the Fed noted that economic expansion continues to be restrained by headwinds such as high unemployment, modest income growth, lower housing wealth, and tight credit. As a result, the Fed indicated that it intends to keep short-term rates at historically low levels for as long as needed to promote a more robust recovery.

Letter to Shareholders	Wells Fargo Advantage VT Discovery Fund 3
The Fed also stated that it plans to proceed with other stimulus measures, including its second round of quantitative easing (QE2)—a plan to purchase $600 billion in long-term Treasury securities by mid-2011. The ‘preannouncement’ of QE2 in the third quarter of 2010 marked a turning point for the equity markets in that it ushered in a favorable shift in investor sentiment. By and large, investors interpreted the plan as further evidence of the Fed’s commitment to avoiding deflation and spurring economic growth.
2010 was another solid year for equities.
QE2 was certainly not the only catalyst for the equity markets during 2010. Along with more upbeat economic data, better-than-expected corporate earnings power played a role in driving stock prices higher. Throughout the year, quarterly earnings per share for the majority of companies in the S&P 500 Index consistently exceeded Wall Street estimates. As 2010 drew to a close, the midterm congressional elections and the extension of the Bush-era tax cuts provided additional tailwinds, helping the markets finish the year on a strong note.
It was the second straight year of double-digit total returns for the broad equity market indexes. The S&P 500 Index and the Dow Jones Industrial Average advanced 15.1% and 14.1%, respectively, while the tech-heavy NASDAQ Composite Index returned 18.2%. Investors were generally rewarded across the market-capitalization spectrum—with small- and mid-cap stocks outpacing large-cap stocks—as well as across most economic sectors. In terms of investment styles, growth stocks outperformed their value counterparts for the year.
To be sure, the gains were hard-earned, as the markets had to contend with numerous issues along the way, including the European sovereign debt crisis, China’s efforts to slow growth, and doubts about the sustainability of the domestic recovery. The second quarter in particular witnessed bouts of heightened market volatility, most notably the so-called “flash crash” in May. As the year progressed, however, volatility—as measured by the Chicago Board Options Exchange Volatility Index—abated amid reduced fears of a double-dip recession.
Investors should keep a long-term perspective.
In our view, the equity markets’ dramatic rebound over the past two years from a severe downturn underscores the importance of maintaining a disciplined, long-term investment strategy through changing market cycles. By staying focused on your long-term goals, you may be better positioned both to navigate falling markets and participate in rising markets.
To help you build a well-diversified strategy based on your personal objectives and risk tolerance, Wells Fargo Advantage Funds® offers more than 120 mutual funds and other investments covering a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.
Along with more upbeat economic data, better-than-expected corporate earnings power played a role in driving stock prices higher.

4 Wells Fargo Advantage VT Discovery Fund	Letter to Shareholders
Thank you for choosing Wells Fargo Advantage Funds. We appreciate your continued confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit wellsfargo.com/advantagefunds.
Sincerely,
Karla M. Rabusch
President
Wells Fargo Advantage Funds

This page is intentionally left blank.

6 Wells Fargo Advantage VT Discovery Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT Discovery Fund
INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER

Wells Fargo Funds Management, LLC
SUB-ADVISER

Wells Capital Management Incorporated
PORTFOLIO MANAGERS

James M. Leach, CFA
Thomas J. Pence, CFA
FUND INCEPTION

May 8, 1992
PERFORMANCE SUMMARY

12 MONTH TOTAL RETURN AS OF DECEMBER 31, 2010

Class 2	35.54%
Russell 2500TM Growth Index[1]	28.86%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The adviser has committed, through April 30, 2011 to waive fees and/or reimburse expenses to maintain the contractual expense cap at 1.15% for the Class 2 shares, excluding acquired fund fees and certain other expenses. Without these reductions, the returns would have been lower. The Fund’s net expense ratio is 1.16% for the Class 2 shares. The Fund’s gross expense ratio is 1.36% for Class 2 shares.

1.	The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage VT Discovery Fund Class 2 for the most recent ten years of the Fund with the Russell 2500TM Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Discovery Fund 7
Wells Fargo Advantage VT Discovery Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Russell 2500TM Growth Index, over the 12-month period that ended December 31, 2010.

■	Strong stock selection in the industrials, energy, and information technology sectors contributed to performance, while holdings in telecommunication services were a slight headwind.

■	Investor sentiment swung wildly during the period, with the majority of our outperformance occurring in the second half of the year. As the economic recovery strengthened, our emphasis on strong, secular growth companies was rewarded.

■	We remain focused on bottom-up stock selection and on maintaining an appropriate balance between risk and return potential.
2010 was an eventful year.
Following a remarkably strong rebound in corporate earnings, 2010 began amid improved prospects for a sustainable economic recovery. As the year unfolded, however, a number of macro risks emerged to dampen investor confidence and create market volatility, including the sovereign debt crisis in Europe, concerns over deficit spending, and indications of slowing growth in China. Toward the end of the year, sentiment again shifted as better-than-expected economic data combined with the Federal Reserve’s second round of quantitative easing (QE2), the midterm elections, and pro-growth tax legislation to lift investor optimism and fuel a powerful, broad-based market rally.
Stock selection drove outperformance.
Strong stock selection in the industrials, energy, and information technology sectors added meaningfully to the Fund’s outperformance. Dollar Thrifty Automotive Group and United Continental Holdings Inc. both generated robust returns, as rationalized capacity combined with a strong rebound in corporate expense budgets. Medium-sized energy exploration and production companies more leveraged to oil than natural gas also performed well, with Concho Resources and Pioneer Natural Resources up more than 80% each. Finally, data processing and storage companies Isilon Systems

TEN LARGEST EQUITY HOLDINGS[3]
(AS OF DECEMBER 31, 2010)

BorgWarner Incorporated	2.52%
SBA Communications Corporation Class A	2.47%
Concho Resources Incorporated	2.16%
Alexion Pharmaceuticals Incorporated	2.15%
Pioneer Natural Resources Company	2.11%
Equinix Incorporated	1.84%
NetLogic Microsystems Incorporated	1.73%
Wabco Holdings Incorporated	1.70%
Guess Incorporated	1.68%
Dick’s Sporting Goods Incorporated	1.68%

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

8 Wells Fargo Advantage VT Discovery Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT Discovery Fund (continued)
Incorporated and Netezza Corporation were notable contributors, as both companies benefited from growth in digitization, which has resulted in greater demand for storage and storage file systems.
Although the impact was fairly minor, stock selection in the telecommunication services sector hurt the Fund’s relative results. Our thesis on Neutral Tandem, a maker of communication switches, was based on increased communications originating from nontraditional sources such as cellular phones and cable operators. With a broad national network and with minutes of use increasing, we anticipated substantial growth for the company. Unfortunately, stiff pricing competition from regional competitors resulted in changing fundamentals, leading us to sell the stock.
We focused on secular growth themes.
We have positioned the portfolio to favor companies with attractive valuations and strong earnings growth prospects, particularly those that are likely to differentiate themselves through secular, rather than cyclical, growth drivers. Throughout the year, we rotated out of some cyclical exposures, or “developing situations,” and into companies that can generate higher visible growth—what we refer to as “core” growth names. Key secular growth themes guiding our recent portfolio decisions include innovative new products, information technology equipment, emerging markets, and market share gainers.
We are optimistic entering 2011.
As we proceed into 2011, we believe that many companies exhibit sound balance sheets, strong free cash flows, and reasonable share valuations. Accordingly, we remain upbeat about prospects for continued corporate earnings growth and positive equity returns.
It appears that the long-awaited transition from government stimulus to private-sector spending is finally occurring. After years of frugality, and with new tax incentives serving as a catalyst, company management teams are beginning to invest their massive cash reserves in research and development, capital equipment, technology, and labor. As a precursor to future capital spending, share repurchases and merger and acquisition activity increased during 2010. We also believe that consumer confidence and spending will continue to improve as the labor market

4.	Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Discovery Fund 9
Wells Fargo Advantage VT Discovery Fund (continued)
slowly recovers. As top-line demand picks up, many companies are poised for incremental profit margin expansion that will drive further earnings growth.
Global investors appear to be taking notice of these trends, providing a potential tailwind for U.S. stocks. In fact, we believe that we are seeing a shift from a “cyclical” to a “secular” investing environment in which investors will be more apt to reward companies with solid revenue and earnings growth. Such an environment has historically been conducive to our fundamental stock selection, or what we like to call “surrounding the company.”

10 Wells Fargo Advantage VT Discovery Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT Discovery Fund (continued)
AVERAGE ANNUAL TOTAL RETURN (%) (AS OF DECEMBER 31, 2010)

						Expense Ratios[5]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[6]

Class 2	5/8/1992	32.26	35.54	8.21	9.03	1.36%	1.16%
Russell 2500TM Growth Index[1]		31.25	28.86	5.63	4.19

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees and other charges that may be assessed by the participating insurance companies.

5.	Reflects the expense ratio as stated in the May 1, 2010 prospectus.

6.	The investment adviser has contractually committed through April 30, 2011 to waive fees and/or reimburse expenses maintain the Fund’s contractual expense ratio for Class 2 shares at 1.15%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage VT Discovery Fund 11
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2010 to December 31, 2010.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	07-01-2010	12-31-2010	the Period[1]	Expense Ratio

Class 2
Actual	$1,000.00	$1,322.56	$6.81	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.62	$5.92	1.15%

1.	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period.)

12 Wells Fargo Advantage VT Discovery Fund	Portfolio of Investments—December 31, 2010

Shares	Security Name	Value
Common Stocks: 97.60%

Consumer Discretionary: 23.48%

Auto Components: 4.51%
45,400	BorgWarner Incorporated†«	$3,285,144
32,400	TRW Automotive Holdings Corporation†	1,707,480

		4,992,624

Diversified Consumer Services: 1.47%
28,800	Coinstar Incorporated†«	1,625,472

Hotels, Restaurants & Leisure: 2.56%
13,900	Panera Bread Company†«	1,406,819
83,600	Texas Roadhouse Incorporated†	1,435,412

		2,842,231

Internet & Catalog Retail: 1.62%
4,500	Priceline.com Incorporated†	1,797,975

Media: 3.14%
31,500	Scripps Networks Interactive Incorporated	1,630,125
67,900	Virgin Media Incorporated«	1,849,596

		3,479,721

Specialty Retail: 10.18%
58,300	Dick’s Sporting Goods Incorporated†«	2,186,250
21,500	Genesco Incorporated†	806,035
46,400	Guess Incorporated	2,195,648
64,583	HHGregg Incorporated†«	1,353,014
18,300	Jo Ann Stores Incorporated†	1,102,026
60,814	Penske Auto Group Incorporated†«	1,059,380
31,500	Urban Outfitters Incorporated†	1,128,015
42,900	Vitamin Shoppe Incorporated†	1,443,156

		11,273,524

Consumer Staples: 1.02%

Food & Staples Retailing: 1.02%
23,500	BJ’s Wholesale Club Incorporated†	1,125,650

Energy: 8.29%

Oil, Gas & Consumable Fuels: 8.29%
71,500	Brigham Exploration Company†	1,947,660
32,100	Concho Resources Incorporated†	2,814,207
31,700	Pioneer Natural Resources Company	2,752,194
42,569	Swift Energy Company†	1,666,576

		9,180,637

Financials: 2.99%

Commercial Banks: 1.21%
40,700	Wintrust Financial Corporation«	1,344,321

Insurance: 1.78%
41,350	Aspen Insurance Holdings Limited	1,183,437
17,082	Endurance Specialty Holdings Limited	786,968

		1,970,405

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Discovery Fund 13

Shares	Security Name	Value
Health Care: 11.73%

Biotechnology: 3.70%
34,800	Alexion Pharmaceuticals Incorporated†«	$2,803,140
29,900	Pharmasset Incorporated†	1,297,959

		4,101,099

Health Care Equipment & Supplies: 3.92%
18,887	Alere Incorporated†«	691,264
34,279	Sirona Dental Systems Incorporated†	1,432,177
16,300	Varian Medical Systems Incorporated†«	1,129,264
39,800	Volcano Corporation†	1,086,938

		4,339,643

Health Care Providers & Services: 2.80%
27,100	AmerisourceBergen Corporation	924,652
33,683	Emergency Medical Services Corporation†	2,176,259

		3,100,911

Life Sciences Tools & Services: 1.31%
87,800	Bruker BioSciences Corporation†	1,457,480

Industrials: 18.68%

Aerospace & Defense: 3.25%
37,300	Embraer SA ADR	1,096,620
32,164	GeoEye Incorporated†	1,363,432
15,800	Transdign Group Incorporated†	1,137,758

		3,597,810

Air Freight & Logistics: 1.33%
26,500	Atlas Air Worldwide Holdings Incorporated†	1,479,495

Airlines: 2.24%
55,400	Delta Air Lines Incorporated†	698,040
75,100	United Continental Holdings Incorporated†«	1,788,882

		2,486,922

Electrical Equipment: 1.61%
33,800	Wesco International Incorporated†	1,784,640

Machinery: 6.15%
31,600	AGCO Corporation†	1,600,856
51,200	Kennametal Incorporated	2,020,352
11,300	Parker Hannifin Corporation	975,190
36,379	Wabco Holdings Incorporated†	2,216,572

		6,812,970

Professional Services: 1.04%
18,300	Manpower Incorporated	1,148,508

Road & Rail: 3.06%
82,000	Avis Budget Group Incorporated†«	1,275,920
44,100	Kansas City Southern†	2,110,626

		3,386,546

14 Wells Fargo Advantage VT Discovery Fund	Portfolio of Investments—December 31, 2010

Shares	Security Name	Value
Information Technology: 24.05%

Communications Equipment: 5.47%
25,900	Acme Packet Incorporated†	$1,376,844
12,600	F5 Networks Incorporated†	1,640,016
70,739	Finisar Corporation†«	2,100,241
31,101	Hisoft Technology International Limited†	939,250

		6,056,351

Internet Software & Services: 3.16%
29,563	Equinix Incorporated†	2,402,289
15,600	OpenTable Incorporated†	1,099,488

		3,501,777

IT Services: 2.76%
54,600	Gartner Incorporated†	1,812,720
103,170	Sapient Corporation	1,248,357

		3,061,077

Semiconductors & Semiconductor Equipment: 4.56%
89,000	ARM Holdings plc ADR«	1,846,750
76,700	Atmel Corporation†	944,944
71,900	NetLogic Microsystems Incorporated†«	2,258,379

		5,050,073

Software: 8.10%
27,200	Concur Technologies Incorporated†«	1,412,496
32,242	Longtop Financial Technologies Limited ADR†	1,166,516
49,075	Reald Incorporated†	1,272,024
24,200	Red Hat Incorporated†	1,104,730
72,550	SuccessFactors Incorporated†«	2,101,048
96,900	TIBCO Software Incorporated†	1,909,899

		8,966,713

Materials: 1.55%

Chemicals: 0.42%
10,900	Kronos Worldwide Incorporated	463,141

Containers & Packaging: 1.13%
38,400	Bemis Company Incorporated	1,254,144

Telecommunication Services: 5.81%

Diversified Telecommunication Services: 1.26%
169,200	Iradium Communications Incorporated†«	1,395,900

Wireless Telecommunication Services: 4.55%
40,800	NII Holdings Incorporated†	1,822,128
78,600	SBA Communications Corporation Class A†	3,217,884

		5,040,012

Total Common Stocks (Cost $77,958,682)		108,117,772

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Discovery Fund 15

Principal	Security Name		Interest Rate	Maturity Date	Value
Short-Term Investments: 20.07%

Corporate Bonds & Notes: 0.72%
$695,233	Gryphon Funding Limited(v)(a)(i)		0.00%	08/05/2011	$282,404
914,487	VFNC Corporation(v)±††(a)(i)		0.26	09/29/2011	512,113

					794,517
Shares			Yield
Investment Companies: 19.35%
2,769,183	Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)		0.14		2,769,183
18,665,349	Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)		0.27		18,665,349

					21,434,532

Total Short-Term Investments (Cost $21,937,477)					22,229,049

Total Investments in Securities (Cost $99,896,159)*		117.67%			130,346,821

Other Assets and Liabilities, Net		(17.67)			(19,591,603)

Total Net Assets		100.00%			$110,755,218

(v)	Security represents investment of cash collateral received from securities on loan.

†	Non-income earning securities.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

±	Variable rate investments.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $100,625,482 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$30,970,619
Gross unrealized depreciation	(1,249,280)

Net unrealized appreciation	$29,721,339
The accompanying notes are an integral part of these financial statements.

16 Wells Fargo Advantage VT Discovery Fund	Statement of Assets and Liabilities—December 31, 2010

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$108,912,289
In affiliated securities, at value	21,434,532

Total investments, at value (see cost below)	130,346,821
Receivable for Fund shares sold	105,460
Receivable for dividends	17,821
Receivable for securities lending income	2,763
Prepaid expenses and other assets	1,146

Total assets	130,474,011

Liabilities
Payable for investments purchased	57,837
Payable for Fund shares redeemed	322,561
Payable upon receipt of securities loaned	19,168,293
Investment advisory fee payable	69,889
Distribution fees payable	24,896
Due to other related parties	11,943
Accrued expenses and other liabilities	63,374

Total liabilities	19,718,793

Total net assets	$110,755,218

NET ASSETS CONSIST OF
Paid-in capital	$113,756,807
Accumulated net realized losses on investments	(33,452,251)
Net unrealized gains on investments	30,450,662

Total net assets	$110,755,218

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets — Class 2	$110,755,218
Shares outstanding — Class 2	5,204,486
Net asset value and offering price per share — Class 2	$21.28

Total investments, at cost	$99,896,159

Securities on loan, at value	$18,657,008

1.	The Fund has on unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Statement of Operations—For the Year Ended December 31, 2010	Wells Fargo Advantage VT Discovery Fund 17

Investment income
Dividends	$342,406
Income from affiliated securities	3,850
Securities lending income, net	65,446

Total investment income	411,702

Expenses
Investment advisory fee	677,234
Administration fees
Fund level	97,956
Class 2[1]	37,528
Distribution fees
Class 2[1]	233,684
Custody and accounting fees	18,335
Professional fees	35,254
Shareholder report expenses	63,479
Trustees’ fees and expenses	10,549
Other fees and expenses	4,237

Total expenses	1,178,256
Less: Fee waivers and/or expense reimbursements	(104,996)

Net expenses	1,073,260

Net investment loss	(661,558)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on unaffiliated securities	15,071,192
Net change in unrealized gains (losses) on unaffiliated securities	14,985,606

Net realized and unrealized gains (losses) on investments	30,056,798

Net increase in net assets resulting from operations	$29,395,240

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.
The accompanying notes are an integral part of these financial statements.

18 Wells Fargo Advantage VT Discovery Fund	Statements of Changes in Net Assets

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009

Operations
Net investment loss		$(661,558)		$(611,462)
Net realized gains (losses) on investments		15,071,192		(16,013,534)
Net change in unrealized gains (losses) on investments		14,985,606		50,911,309

Net increase in net assets resulting from operations		29,395,240		34,286,313

	Shares		Shares
Capital share transactions
Proceeds from shares sold — Class 2[1]	796,770	14,304,397	1,433,818	17,828,923
Payment for shares redeemed — Class 2[1]	(1,076,715)	(19,068,998)	(6,063,907)	(79,139,381)

Net decrease in net assets resulting from capital share transactions		(4,764,601)		(61,310,458)

Total increase (decrease) in net assets		24,630,639		(27,024,145)

Net assets
Beginning of period		86,124,579		113,148,724

End of period		$110,755,218		$86,124,579

Undistributed net investment income		$0		$0

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.
The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

20 Wells Fargo Advantage VT Discovery Fund	Financial Highlights

	Beginning		Net Realized	Ending
	Net Asset	Net	and Unrealized	Net Asset
	Value Per	Investment	Gains (Losses)	Value Per
	Share	Loss	on Investments	Share

Class 2[2]
January 1, 2010 to December 31, 2010	$15.70	(0.13)	5.71	$21.28
January 1, 2009 to December 31, 2009	$11.19	(0.11)	4.62	$15.70
January 1, 2008 to December 31, 2008	$20.11	(0.11)	(8.81)	$11.19
January 1, 2007 to December 31, 2007	$16.44	(0.15)	3.82	$20.11
January 1, 2006 to December 31, 2006	$14.34	(0.13)	2.23	$16.44

1.	Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown.

2.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage VT Discovery Fund 21

Ratio to Average Net Assets				Portfolio	Net Assets at
Net Investment	Gross	Net	Total	Turnover	End of Period
Loss	Expenses	Expenses	Return[1]	Rate	(000’s omitted)

(0.71)%	1.26%	1.15%	35.54%	101%	$110,755
(0.61)%	1.35%	1.15%	40.30%	208%	$86,125
(0.63)%	1.27%	1.15%	(44.36)%	166%	$113,149
(0.72)%	1.21%	1.15%	22.32%	135%	$238,894
(0.76)%	1.21%	1.15%	14.64%	114%	$233,947

22 Wells Fargo Advantage VT Discovery Fund	Notes to Financial Statements
1. ORGANIZATION
Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Discovery Fund (the “Fund”) which is a diversified series of the Trust. After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Valuation Procedures.
Debt securities of sufficient credit quality with original maturities of 60 days or less and any collateral received from securities lending invested in securities generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.
Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Security loans
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee

Notes to Financial Statements	Wells Fargo Advantage VT Discovery Fund 23
starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.
Prior to April 1, 2010, Wells Fargo Bank, N.A. acted as the securities lending agent for the Fund and was entitled to receive for its services 25% of the revenues earned on the securities lending activities. For the year ended December 31, 2010, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. had the impact of increasing securities lending income on the Statement of Operations. The value of the securities on loan and the liability to return the collateral are shown on the Statement of Assets and Liabilities.
In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating Funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various participating Funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating Fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating Fund’s percentage ownership of the joint account as of such date.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At December 31, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed	Accumulated Net
Net Investment	Realized Losses
Income	on Investment	Paid-in Capital
$661,558	$(42,972)	$(618,586)
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss

24 Wells Fargo Advantage VT Discovery Fund	Notes to Financial Statements
carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
As of December 31, 2010, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $32,722,930 expiring in 2017.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
▪	Level 1 — quoted prices in active markets for identical securities

▪	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of December 31, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Equity securities

Common stocks	$108,117,772	$0	$0	$108,117,772

Short-term investments
Corporate bonds and notes	0	0	794,517	794,517

Investment companies	2,769,183	18,665,349	0	21,434,532
	$110,886,955	$18,665,349	$794,517	$130,346,821
Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Notes to Financial Statements	Wells Fargo Advantage VT Discovery Fund 25
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate
bonds
and notes

Balance as of December 31, 2009	$842,417
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	192,864
Purchases	0
Sales	(240,764)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of December 31, 2010	$794,517

Change in unrealized gains (losses) included in earnings relating to securities still held at December 31, 2010	$59,907
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the investment sub-adviser, who is responsible for day-to-day portfolio management of the Fund.
Pursuant to the contract, Funds Management is paid an annual investment advisory fee starting at 0.70% and declining to 0.55% as the average daily net assets of the Fund increase. Prior to July 19, 2010, the Fund paid an annual investment advisory fee which started at 0.75% and declined to 0.60% as average daily net assets increased. For the year ended December 31, 2010, the investment advisory fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management to the Fund. The fees related to investment sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by the Fund to the investment adviser. Wells Capital Management, an affiliate of Funds Management, is the investment sub-adviser to the Fund and is paid a fee by the investment adviser at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.
Administration and transfer agent fees
The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

		Administration Fees
		(% of Average
	Average Daily Net Assets	Daily Net Assets)

Fund level	First $5 billion	0.05%
	Next $5 billion	0.04
	Over $10 billion	0.03

Class 2	All asset levels	0.08
Prior to July 19, 2010, Funds Management received from the Fund, for its existing class, an annual fee which started at 0.16% and declined to 0.14% as the average daily net assets of the Fund increased.

26 Wells Fargo Advantage VT Discovery	Fund Notes to Financial Statements
Funds Management has contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.
Distribution fees
The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended December 31, 2010 were $91,548,036 and $96,661,316, respectively.
6. BANK BORROWINGS
The Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.
For the year ended December 31, 2010, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Unrealized	Capital Loss
Gains (Losses)	Carryforward
$29,721,339	$(32,722,930)
8. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Variable Trust Funds 27
BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO VARIABLE TRUST:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Discovery Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Discovery Fund as of December 31, 2010, the results of its operations for the year then ended, changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 25, 2011

28 Wells Fargo Advantage Variable Trust Funds	Other Information (Unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

Other Information (Unaudited)	Wells Fargo Advantage VT Discovery Fund 29
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Variable Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Funds Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships

Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30 Wells Fargo Advantage VT Discovery Fund	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the Independent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust
Officers

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years

Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Other Information (Unaudited)	Wells Fargo Advantage VT Discovery Fund 31

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years

Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

32 Wells Fargo Advantage VT Discovery Fund	List of Abbreviations
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	—	Association of Bay Area Governments
ADR	—	American Depositary Receipt
ADS	—	American Depository Shares
AMBAC	—	American Municipal Bond Assurance Corporation
AMT	—	Alternative Minimum Tax
ARM	—	Adjustable Rate Mortgages
AUD	—	Australian Dollar
BART	—	Bay Area Rapid Transit
BRL	—	Brazil Real
CAD	—	Canadian Dollar
CDA	—	Community Development Authority
CDO	—	Collateralized Debt Obligation
CDSC	—	Contingent Deferred Sales Charge
CGIC	—	Capital Guaranty Insurance Company
CGY	—	Capital Guaranty Corporation
CHF	—	Swiss Franc
CIFG	—	CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	—	Certificate of Participation
CP	—	Commercial Paper
CTF	—	Common Trust Fund
DEM	—	Deutsche Mark
DKK	—	Danish Krone
DW&P	—	Department of Water & Power
DWR	—	Department of Water Resources
ECFA	—	Educational & Cultural Facilities Authority
EDFA	—	Economic Development Finance Authority
ETET	—	Eagle Tax-Exempt Trust
ETF	—	Exchange-Traded Fund
EUR	—	Euro
FFCB	—	Federal Farm Credit Bank
FGIC	—	Financial Guaranty Insurance Corporation
FHA	—	Federal Housing Authority
FHAG	—	Federal Housing Agency
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FRF	—	French Franc
FSA	—	Farm Service Agency
GBP	—	Great British Pound
GDR	—	Global Depositary Receipt
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
HCFR	—	Healthcare Facilities Revenue
HEFA	—	Health & Educational Facilities Authority
HEFAR	—	Higher Education Facilities Authority Revenue
HFA	—	Housing Finance Authority
HFFA	—	Health Facilities Financing Authority
HKD	—	Hong Kong Dollar
HUD	—	Housing & Urban Development
HUF	—	Hungarian Forint
IDA	—	Industrial Development Authority
IDAG	—	Industrial Development Agency
IDR	—	Industrial Development Revenue
IEP	—	Irish Pound
JPY	—	Japanese Yen
KRW	—	Republic of Korea Won
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LLP	—	Limited Liability Partnership
LOC	—	Letter of Credit
LP	—	Limited Partnership
MBIA	—	Municipal Bond Insurance Association
MFHR	—	Multi-Family Housing Revenue
MFMR	—	Multi-Family Mortgage Revenue
MMD	—	Municipal Market Data
MTN	—	Medium Term Note
MUD	—	Municipal Utility District
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NATL-RE	—	National Public Finance Guarantee Corporation
NLG	—	Netherlands Guilder
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PCFA	—	Pollution Control Finance Authority
PCR	—	Pollution Control Revenue
PFA	—	Public Finance Authority
PFFA	—	Public Facilities Financing Authority
plc	—	Public Limited Company
PLN	—	Polish Zloty
PSFG	—	Public School Fund Guaranty
R&D	—	Research & Development
RDA	—	Redevelopment Authority
RDFA	—	Redevelopment Finance Authority
REITS	—	Real Estate Investment Trusts
SEK	—	Swedish Krona
SFHR	—	Single Family Housing Revenue
SFMR	—	Single Family Mortgage Revenue
SGD	—	Singapore Dollar
SKK	—	Slovakian Koruna
SLMA	—	Student Loan Marketing Association
SPDR	—	Standard & Poor’s Depositary Receipts
STIT	—	Short-Term Investment Trust
TBA	—	To Be Announced
TRAN	—	Tax Revenue Anticipation Notes
TRY	—	Turkish Lira
USD	—	United States Dollar
XLCA	—	XL Capital Assurance
ZAR	—	South African Rand

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More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1- 800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1- 866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED ■ NO BANK GUARANTEE ■ MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	200912 02-11
AVT1/AR147 12-10

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

▪	Wells Fargo Advantage VT Index Asset Allocation Fund
(formerly Wells Fargo Advantage VT Asset Allocation Fund)

          Reduce clutter. Save trees.
     Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

Contents

Letter to Shareholders	2

Performance Highlights	6

Fund Expenses	10

Portfolio of Investments	11

Financial Statements
Statement of Assets and Liabilities	25
Statement of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	28

Notes to Financial Statements	30

Report of Independent Registered Public Accounting Firm	37

Other Information	38

List of Abbreviations	42
The views expressed are as of December 31, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage VT Index Asset Allocation Fund.

NOT FDIC INSURED   ▪   NO BANK GUARANTEE   ▪   MAY LOSE VALUE

WELLS FARGO
INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The“Dow Jones Target Date Indexes“are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED   ▪   NO BANK GUARANTEE   ▪   MAY LOSE VALUE
Not part of the annual report.

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $236 billion in assets under management, as of December 31, 2010.

Equity Funds

Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Growth Fund
Classic Value Fund	Growth Opportunities Fund	Small Cap Opportunities Fund
Common Stock Fund	Health Care Fund	Small Cap Value Fund
Core Equity Fund	Index Fund	Small Company Growth Fund
Disciplined Global Equity Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Disciplined Value Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Discovery Fund†	Intrinsic Value Fund	Social Sustainability Fund†
Diversified Equity Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified International Fund	Large Cap Core Fund	Special Small Cap Value Fund
Diversified Small Cap Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Growth Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Emerging Markets Equity Fund	Mid Cap Growth Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund

Bond Funds

Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†

Money Market Funds

100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund

Variable Trust Funds[1]

VT Core Equity Fund	VT Intrinsic Value Fund	VT Small Cap Value Fund
VT Discovery Fund†	VT Omega Growth Fund	VT Total Return Bond Fund
VT Index Asset Allocation Fund	VT Opportunity Fund†
VT International Equity Fund	VT Small Cap Growth Fund
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage VT Index Asset Allocation Fund	Letter to Shareholders

Karla M. Rabusch,
President
Wells Fargo Advantage Funds
The equity markets delivered strong full-year returns against the backdrop of a strengthening economy.
Dear Valued Shareholder:
We are pleased to provide you with this annual report for the Wells Fargo Advantage VT Index Asset Allocation Fund for the 12 months that ended December 31, 2010. The equity markets delivered strong full-year returns against the backdrop of a strengthening economy. However, the year was not without its share of macroeconomic challenges and market volatility, once again highlighting the value of a sound, well-diversified investment strategy. As always, we believe that such a strategy can enable investors to balance risks and opportunities as they pursue long-term financial goals in a dynamic market environment.
The economic recovery stayed on track.
The U.S. economic recovery that began in the summer of 2009 gained momentum in 2010, particularly toward the end of the year. Gross domestic product (GDP) grew at an annualized rate of 3.2% in the fourth quarter of 2010—capping a streak of six consecutive quarters of positive GDP growth—and 2.9% for the full year. Although the path of recovery has been uneven at times and growth remains subpar compared with previous recoveries, the general consensus among economists is that the economy will likely avoid a double-dip recession. That said, persistent weakness in the labor and housing markets bears close watching in the months ahead.
Jobs and housing remained troublesome.
At the end of the year, the unemployment rate stood at 9.4%, down from 9.9% a year earlier, but still stubbornly high. Unfortunately, the drop may be attributable more to a decline in the labor force than a meaningful uptick in hiring. In fact, employers added just 1.1 million jobs for all of 2010, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite some tentative late-year signs of stabilization.
Other economic data were more encouraging, reflecting greater confidence in the recovery on the part of both consumers and businesses. Retail sales came in strong at certain points during the year, including the critical holiday shopping season, and industrial production and new orders have picked up. Although still reluctant to hire, businesses have gradually increased spending in other areas, such as equipment and technology. Core inflation, which excludes volatile food and energy prices, remained benign.
The Fed continued to do its part.
With inflation subdued, the Federal Reserve (the Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. In its final statement of 2010, the Fed noted that economic expansion continues to be restrained by headwinds such as high unemployment, modest income growth, lower housing wealth, and tight credit. As a result, the Fed indicated that it intends to keep short-term rates at historically low levels for as long as needed to promote a more robust recovery.

Letter to Shareholders	Wells Fargo Advantage VT Index Asset Allocation Fund 3
The Fed also stated that it plans to proceed with other stimulus measures, including its second round of quantitative easing (QE2)—a plan to purchase $600 billion in long-term Treasury securities by mid-2011. The ‘preannouncement’ of QE2 in the third quarter of 2010 marked a turning point for the equity markets in that it ushered in a favorable shift in investor sentiment. By and large, investors interpreted the plan as further evidence of the Fed’s commitment to avoiding deflation and spurring economic growth.
2010 was another solid year for equities.
QE2 was certainly not the only catalyst for the equity markets during 2010. Along with more upbeat economic data, better-than-expected corporate earnings power played a role in driving stock prices higher. Throughout the year, quarterly earnings per share for the majority of companies in the S&P 500 Index consistently exceeded Wall Street estimates. As 2010 drew to a close, the midterm congressional elections and the extension of the Bush-era tax cuts provided additional tailwinds, helping the markets finish the year on a strong note.
It was the second straight year of double-digit total returns for the broad equity market indexes. The S&P 500 Index and the Dow Jones Industrial Average advanced 15.1% and 14.1%, respectively, while the tech-heavy NASDAQ Composite Index returned 18.2%. Investors were generally rewarded across the market-capitalization spectrum—with small- and mid-cap stocks outpacing large-cap stocks—as well as across most economic sectors. In terms of investment styles, growth stocks outperformed their value counterparts for the year.
To be sure, the gains were hard-earned, as the markets had to contend with numerous issues along the way, including the European sovereign debt crisis, China’s efforts to slow growth, and doubts about the sustainability of the domestic recovery. The second quarter in particular witnessed bouts of heightened market volatility, most notably the so-called “flash crash” in May. As the year progressed, however, volatility—as measured by the Chicago Board Options Exchange Volatility Index—abated amid reduced fears of a double-dip recession.
Investors should keep a long-term perspective.
In our view, the equity markets’ dramatic rebound over the past two years from a severe downturn underscores the importance of maintaining a disciplined, long-term investment strategy through changing market cycles. By staying focused on your long-term goals, you may be better positioned both to navigate falling markets and participate in rising markets.
To help you build a well-diversified strategy based on your personal objectives and risk tolerance, Wells Fargo Advantage Funds® offers more than 120 mutual funds and other investments covering a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.
Along with more upbeat economic data, better-than-expected corporate earnings power played a role in driving stock prices higher.

4 Wells Fargo Advantage VT Index Asset Allocation Fund	Letter to Shareholders
Thank you for choosing Wells Fargo Advantage Funds. We appreciate your continued confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit wellsfargo.com/advantagefunds.
Sincerely,
Karla M. Rabusch
President
Wells Fargo Advantage Funds

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6 Wells Fargo Advantage VT Index Asset Allocation Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT Index Asset Allocation Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term total return, consisting of capital appreciation and current income.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUB-ADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGERS
Gregory T. Genung, CFA, CAIA
Jeffrey P. Mellas, CAIA
FUND INCEPTION
April 15, 1994
PERFORMANCE SUMMARY
12 MONTH TOTAL RETURN AS OF DECEMBER 31, 2010

Class 2	13.29%
S&P 500® Index[1]	15.06%
Barclays Capital 20+ Year U.S. Treasury Index[2]	9.38%
Index Asset Allocation Composite Index[3]	14.01%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The advisor has committed, through April 30, 2011, to waive fees and/or reimburse expenses to maintain the contractual expense cap at 1.00% for the Class 2 shares, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower. The Fund’s net expense ratio is 1.00% for the Class 2 shares. The Fund’s gross expense ratio is 1.07% for the Class 2 shares.

1.	The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The Barclays Capital 20+ Year U. S. Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

3.	The Index Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the Barclays Capital 20+ Year U.S. Treasury Index. You cannot invest directly in an index.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Index Asset Allocation Fund 7
Wells Fargo Advantage VT Index Asset Allocation Fund (continued)
MANAGER’S DISCUSSION
Fund Highlights
▪	The Fund underperformed the Index Asset Allocation Composite Index and the S&P 500 Index for the 12-month period that ended December 31, 2010, but outperformed the Barclays Capital 20+ Year U.S. Treasury Index.

▪	At the end of the period, the Fund was at a maximum equity overweighting, with an effective target allocation of 85% stocks and 15% bonds.

▪	Because stocks outperformed bonds over the period, the Fund benefited from its equity overweight. Net of fees, however, the Fund underperformed. Because the Fund is an indexed portfolio, our goal is to have the Fund’s performance closely track that of the benchmark.
The performance of U.S. stocks over the 12-month period could best be described as volatile, with 3% swings in monthly performance in nine of the 12 months of 2010. Investors who increased their portfolio weight to equities over the past year were well rewarded, however, as the S&P 500 Index returned 15.06% for the year. The strong gains in 2010 came after the gains in 2009, and we believe they reflect the continued economic recovery in the U.S.
A large portion of U.S. gross domestic product (GDP) is accounted for by business investment and personal consumption; both were instrumental in the economic improvement we witnessed in 2010. Capital expenditures increased as companies perceived the economic recovery, their increasing capacity utilization, and their dwindling inventory levels as more than transitory. The Obama administration’s extension of the Bush-era tax cuts also removed a barrier of uncertainty for businesses, providing greater clarity on future personnel and investment costs. The employment picture improved as the number of initial jobless claimants and those continuing to claim unemployment benefits both trended downward while the number of employees on the payrolls at private companies and in the manufacturing industries improved to levels of two years ago. Consumer spending increased in line with rising confidence as shown by a University of Michigan survey. A second round of quantitative easing stimulus enacted by the Federal Reserve (Fed) helped abate the fear of a double-dip recession, which provided many Americans the comfort needed to make previously deferred purchases.
TEN LARGEST PORTFOLIO HOLDINGS5
(AS OF DECEMBER 31, 2010)

US Treasury Bond 4.63% 02/15/2040	3.73%
US Treasury Bond 4.38% 05/15/2040	3.38%
US Treasury Bond 4.38% 11/15/2039	3.38%
US Treasury Bond 4.50% 08/15/2039	3.12%
US Treasury Bond 3.88% 08/15/2040	2.87%
US Treasury Bond 4.25% 05/15/2039	2.48%
US Treasury Bond 4.25% 11/15/2040	2.24%
US Treasury Bond 4.50% 02/15/2036	2.07%
Exxon Mobil Corporation	1.79%
US Treasury Bond 4.50% 05/15/2038	1.64%

4.	The chart compares the performance of the Wells Fargo Advantage VT Index Asset Allocation Fund Class 2 for the most recent ten years of the Fund with the Index Asset Allocation Composite Index, S&P 500® Index and the Barclays Capital 20+ Year U.S. Treasury Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

5.	The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

8 Wells Fargo Advantage VT Index Asset Allocation Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT Index Asset Allocation Fund (continued)
In the end, interest rates remained anchored at historically low levels, which pushed investors toward riskier assets such as equities for higher returns. U.S. stocks finished 2010 with the best fourth-quarter performance since 1991, which came after the best September performance since 1939. These strong returns helped propel the S&P 500 Index to a level not seen since before the Lehman Brothers crisis in August 2008. All 10 sectors in the index contributed to the gain, with consumer discretionary stocks leading the way. For the year, the S&P 500 Index returned 15.06%, and the Barclays Capital 20+ Year Treasury Index returned 9.38%.
On a gross-of-fees basis, the Fund modestly outpaced the Index Asset Allocation Composite Index for the 12-month period. Net of fees, however, the Fund underperformed. Because the Fund is an indexed portfolio, our goal is to have the Fund’s performance closely track that of the benchmark.
In the underlying portfolio, the Fund invests a neutral allocation of 60% stocks and 40% bonds and employs futures contracts to tactically make adjustments to that allocation. The Tactical Asset Allocation (TAA) Model shifted to its maximum overweight equity position in late 2007, and we maintained that effective allocation of 85% stocks and 15% bonds throughout 2010. As confidence in the economic rebound expanded, many investors reallocated their portfolios away from bonds and back into equities. The outperformance of stocks relative to bonds aided the Fund’s performance when compared with the neutral benchmark allocation.
There were no changes to the Fund’s tactical allocation.
There were changes to the underlying indexes, and we made those adjustments congruently with the S&P 500 Index and the Barclays Capital 20+ Year U.S. Treasury Index throughout the year.
The TAA Model continues to favor stocks relative to bonds.
We believe that the U.S. economy will continue to recover and grow. In our view, corporate earnings should show steady improvement, interest rates should remain relatively low, and inflation should remain benign for the foreseeable future. We expect to see job creation progress with the advancement of the economic recovery, which, in turn, should boost personal consumption as more Americans find work. We believe that such a scenario would allow for price/earnings multiples to expand and stocks to further their rally. We see bond prices as more susceptible to a potential sell-off given the low interest-rate environment and the inverse relationship of fixed-rate bond prices to interest rates. Given our outlook, we plan to remain overweight stocks until such time that we see relative valuation between stocks and bonds return to more normal levels.

6.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Index Asset Allocation Fund 9
Wells Fargo Advantage VT Index Asset Allocation Fund (continued)
AVERAGE ANNUAL TOTAL RETURN (%) (AS OF DECEMBER 31, 2010)

						Expense Ratio[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class 2	4/15/1994	17.35	13.29	2.27	2.43	1.07%	1.00%
S&P 500® Index[1]		23.27	15.06	2.29	1.41
Barclays Capital 20+ Year U.S. Treasury Index[2]		(4.80)	9.38	5.03	6.44
Index Asset Allocation Composite Index[3]		11.84	14.01	4.16	4.07

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees and other charges that may be assessed by the participating insurance companies.

7.	Reflects the expense ratio as stated in the May 1, 2010 prospectus.

8.	The investment adviser has contractually committed through April 30, 2011 to waive fees and/or reimburse expenses maintain the Fund’s contractual expense cap at 1.00% for Class 2 shares, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

10 Wells Fargo Advantage VT Index Asset Allocation Fund	Fund Expenses (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2010 to December 31, 2010.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	07-01-2010	12-31-2010	the Period[1]	Expense Ratio
Class 2
Actual	$1,000.00	$1,173.46	$5.54	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$5.15	1.00%

1.	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by 365 (to reflect the one-half year period).

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Index Asset Allocation Fund 11

Shares	Security Name	Value
Common Stocks: 60.45%

Consumer Discretionary: 6.39%

Auto Components: 0.15%
3,672	Johnson Controls Incorporated	$140,270
1,322	The Goodyear Tire & Rubber Company†	15,666

		155,936

Automobiles: 0.38%
20,403	Ford Motor Company†	342,566
1,282	Harley-Davidson Incorporated	44,447

		387,013

Distributors: 0.04%
857	Genuine Parts Company	43,998

Diversified Consumer Services: 0.06%
692	Apollo Group Incorporated Class A†	27,327
339	DeVry Incorporated	16,265
1,680	H&R Block Incorporated	20,009

		63,601

Hotels, Restaurants & Leisure: 1.04%
2,345	Carnival Corporation	108,128
753	Darden Restaurants Incorporated	34,969
1,623	International Game Technology	28,711
1,567	Marriott International Incorporated Class A	65,093
5,753	McDonald’s Corporation	441,600
4,035	Starbucks Corporation«	129,645
1,038	Starwood Hotels & Resorts Worldwide Incorporated	63,090
952	Wyndham Worldwide Corporation«	28,522
411	Wynn Resorts Limited«	42,678
2,551	Yum! Brands Incorporated	125,127

		1,067,563

Household Durables: 0.25%
1,528	D.R. Horton Incorporated«	18,229
830	Fortune Brands Incorporated	50,008
378	Harman International Industries Incorporated†	17,501
797	Leggett & Platt Incorporated«	18,140
866	Lennar Corporation«	16,238
1,580	Newell Rubbermaid Incorporated«	28,724
1,831	Pulte Homes Incorporated†«	13,769
903	Stanley Black & Decker Incorporated	60,384
413	Whirlpool Corporation«	36,687

		259,680

Internet & Catalog Retail: 0.47%
1,930	Amazon.com Incorporated†	347,400
1,101	Expedia Incorporated	27,624
267	Priceline.com Incorporated†	106,680
		481,704

12 Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of Investments—December 31, 2010

Shares	Security Name	Value
Leisure Equipment & Products: 0.08%
741	Hasbro Incorporated	$34,960
1,954	Mattel Incorporated	49,690

		84,650

Media: 1.89%
1,307	Cablevision Systems Corporation New York Group Class A	44,229
3,707	CBS Corporation Class B	70,618
15,194	Comcast Corporation Class A	333,812
4,540	DIRECTV Group Incorporated†	181,282
1,548	Discovery Communications Incorporated Class C†«	64,552
1,301	Gannett Company Incorporated	19,632
2,661	Interpublic Group of Companies Incorporated†	28,260
1,671	McGraw-Hill Companies Incorporated	60,841
198	Meredith Corporation«	6,861
12,436	News Corporation Class A	181,068
1,640	Omnicom Group Incorporated«	75,112
490	Scripps Networks Interactive Incorporated	25,358
1,937	Time Warner Cable Incorporated	127,900
6,040	Time Warner Incorporated	194,307
3,292	Viacom Incorporated Class B	130,396
10,311	Walt Disney Company	386,766
29	Washington Post Company Class B	12,746

		1,943,740

Multiline Retail: 0.51%
411	Big Lots Incorporated†«	12,519
685	Family Dollar Stores Incorporated	34,051
1,287	JCPenney Company Incorporated	41,583
1,592	Kohl’s Corporation†«	86,509
2,306	Macy’s Incorporated	58,342
916	Nordstrom Incorporated	38,820
239	Sears Holdings Corporation†«	17,626
3,856	Target Corporation	231,861

		521,311

Specialty Retail: 1.18%
478	Abercrombie & Fitch Company Class A	27,547
346	AutoNation Incorporated†	9,757
148	AutoZone Incorporated†	40,343
1,411	Bed Bath & Beyond Incorporated†	69,351
1,798	Best Buy Company Incorporated	61,653
1,224	CarMax Incorporated†«	39,021
824	GameStop Corporation Class A†«	18,853
2,392	Gap Incorporated	52,959
8,924	Home Depot Incorporated«	312,875
1,440	Limited Brands Incorporated	44,251
7,515	Lowe’s Companies Incorporated	188,476
760	O’Reilly Automotive Incorporated†	45,919
619	RadioShack Corporation«	11,445
655	Ross Stores Incorporated	41,429
3,938	Staples Incorporated«	89,668
688	Tiffany & Company	42,842
2,155	TJX Companies Incorporated	95,660
701	Urban Outfitters Incorporated†«	25,103

		1,217,152

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Index Asset Allocation Fund 13

Shares	Security Name	Value
Textiles, Apparel & Luxury Goods: 0.34%
1,614	Coach Incorporated«	$89,270
2,081	Nike Incorporated Class B	177,759
352	Polo Ralph Lauren Corporation	39,044
472	VF Corporation«	40,677

		346,750

Consumer Staples: 6.43%

Beverages: 1.54%
565	Brown-Forman Corporation Class B	39,335
1,844	Coca-Cola Enterprises Incorporated	46,155
970	Constellation Brands Incorporated Class A†	21,486
1,236	Dr Pepper Snapple Group Incorporated	43,458
861	Molson Coors Brewing Company	43,214
8,630	PepsiCo Incorporated	563,798
12,645	The Coca-Cola Company	831,662

		1,589,108

Food & Staples Retailing: 1.43%
2,354	Costco Wholesale Corporation«	169,982
7,399	CVS Caremark Corporation	257,263
3,472	Kroger Company«	77,634
2,030	Safeway Incorporated«	45,655
1,155	SUPERVALU Incorporated«	11,123
3,186	Sysco Corporation	93,668
10,668	Wal-Mart Stores Incorporated	575,325
5,041	Walgreen Company	196,397
800	Whole Foods Market Incorporated	40,472

		1,467,519

Food Products: 1.05%
3,479	Archer Daniels Midland Company	104,648
1,042	Campbell Soup Company«	36,210
2,394	ConAgra Foods Incorporated	54,057
992	Dean Foods Company†«	8,769
3,486	General Mills Incorporated	124,067
1,746	H.J. Heinz Company«	86,357
377	Hormel Foods Corporation«	19,325
650	JM Smucker Company«	42,673
1,383	Kellogg Company	70,644
9,512	Kraft Foods Incorporated Class A	299,723
723	McCormick & Company Incorporated«	33,641
1,114	Mead Johnson & Company	69,347
3,481	Sara Lee Corporation	60,952
842	The Hershey Company«	39,700
1,622	Tyson Foods Incorporated Class A«	27,931

		1,078,044

Household Products: 1.34%
759	Clorox Company	48,030
2,628	Colgate-Palmolive Company	211,212
2,220	Kimberly-Clark Corporation	139,949
15,243	Procter & Gamble Company	980,582

		1,379,773

14 Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of Investments—December 31, 2010

Shares	Security Name	Value
Personal Products: 0.11%
2,337	Avon Products Incorporated	$67,913
618	Estee Lauder Companies Incorporated Class A«	49,873

		117,786

Tobacco: 0.96%
11,369	Altria Group Incorporated	279,905
814	Lorillard Incorporated	66,797
9,880	Philip Morris International	578,276
1,841	Reynolds American Incorporated	60,053

		985,031

Energy: 7.27%

Energy Equipment & Services: 1.31%
2,348	Baker Hughes Incorporated	134,235
1,320	Cameron International Corporation†«	66,964
378	Diamond Offshore Drilling Incorporated	25,277
651	FMC Technologies Incorporated†«	57,880
4,953	Halliburton Company«	202,231
577	Helmerich & Payne Incorporated«	27,973
1,554	Nabors Industries Limited†	36,457
2,285	National Oilwell Varco Incorporated	153,666
687	Rowan Companies Incorporated†«	23,983
7,430	Schlumberger Limited	620,405

		1,349,071

Oil, Gas & Consumable Fuels: 5.96%
2,698	Anadarko Petroleum Corporation	205,480
2,081	Apache Corporation	248,118
566	Cabot Oil & Gas Corporation«	21,423
3,561	Chesapeake Energy Corporation	92,266
10,959	Chevron Corporation	1,000,009
8,000	ConocoPhillips	544,800
1,229	CONSOL Energy Incorporated	59,901
2,176	Denbury Resources Incorporated†	41,540
2,352	Devon Energy Corporation	184,656
3,834	El Paso Corporation	52,756
1,383	EOG Resources Incorporated	126,420
812	EQT Corporation«	36,410
27,460	Exxon Mobil Corporation	2,007,875
1,633	Hess Corporation	124,990
3,865	Marathon Oil Corporation	143,121
556	Massey Energy Company	29,829
1,047	Murphy Oil Corporation	78,054
729	Newfield Exploration Company†«	52,568
953	Noble Energy Incorporated	82,034
4,425	Occidental Petroleum Corporation†	434,093
1,468	Peabody Energy Corporation	93,923
632	Pioneer Natural Resources Company«	54,870
956	QEP Resources Incorporated	34,712
871	Range Resources Corporation«	39,178
1,888	Southwestern Energy Company†	70,668
3,530	Spectra Energy Corporation«	88,215
656	Sunoco Incorporated	26,443
779	Tesoro Petroleum Corporation«	14,443

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Index Asset Allocation Fund 15

Shares	Security Name	Value
Oil, Gas & Consumable Fuels (continued)
3,184	The Williams Companies Incorporated	$78,708
3,083	Valero Energy Corporation«	71,279

		6,138,782

Financials: 10.00%

Capital Markets: 1.53%
1,350	Ameriprise Financial Incorporated	77,693
6,755	Bank of New York Mellon Corporation«	204,001
5,400	Charles Schwab Corporation	92,394
1,082	E*TRADE Financial Corporation†	17,312
498	Federated Investors Incorporated Class B	13,033
792	Franklin Resources Incorporated	88,078
2,784	Goldman Sachs Group Incorporated	468,157
2,516	INVESCO Limited	60,535
1,000	Janus Capital Group Incorporated«	12,970
833	Legg Mason Incorporated«	30,213
8,238	Morgan Stanley	224,156
1,318	Northern Trust Corporation«	73,030
2,733	State Street Corporation	126,647
1,396	T. Rowe Price Group Incorporated«	90,098

		1,578,317

Commercial Banks: 1.81%
3,777	Branch Banking & Trust Corporation«	99,297
961	Comerica Incorporated«	40,593
4,336	Fifth Third Bancorp	63,652
1,421	First Horizon National Corporation†	16,743
4,701	Huntington Bancshares Incorporated	32,296
4,794	KeyCorp	42,427
650	M&T Bank Corporation	56,583
2,875	Marshall & Ilsley Corporation	19,895
2,863	PNC Financial Services Group Incorporated	173,841
6,840	Regions Financial Corporation	47,880
2,722	SunTrust Banks Incorporated«	80,326
10,446	US Bancorp	281,729
28,583	Wells Fargo & Company(l)	885,787
969	Zions Bancorporation	23,479

		1,864,528

Consumer Finance: 0.72%
5,703	American Express Company	244,773
2,488	Capital One Financial Corporation«	105,889
2,965	Discover Financial Services«	54,941
527	MasterCard Incorporated	118,106
2,644	SLM Corporation†	33,288
2,653	Visa Incorporated Class A	186,718

		743,715

Diversified Financial Services: 3.33%
54,920	Bank of America Corporation	732,633
9,423	Berkshire Hathaway Incorporated Class B†	754,877
158,198	Citigroup Incorporated†	748,277
364	CME Group Incorporated	117,117
398	InterContinental Exchange Incorporated†«	47,422

16 Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of Investments—December 31, 2010

Shares	Security Name	Value
Diversified Financial Services (continued)
21,288	JPMorgan Chase & Company	$903,037
1,073	Leucadia National Corporation	31,310
1,109	Moody’s Corporation	29,433
810	NASDAQ Stock Market Incorporated†	19,205
1,421	NYSE Euronext Incorporated	42,602

		3,425,913

Insurance: 1.63%
1,848	ACE Limited	115,038
2,566	AFLAC Incorporated	144,799
2,930	Allstate Corporation	93,408
762	American International Group Incorporated†«	43,906
1,796	AON Corporation	82,634
580	Assurant Incorporated	22,342
1,660	Chubb Corporation	99,002
886	Cincinnati Financial Corporation«	28,077
2,666	Genworth Financial Incorporated†	35,031
2,420	Hartford Financial Services Group Incorporated	64,106
1,724	Lincoln National Corporation	47,944
1,722	Loews Corporation	67,003
2,959	Marsh & McLennan Companies Incorporated«	80,899
4,935	MetLife Incorporated«	219,311
1,744	Principal Financial Group Incorporated«	56,785
2,643	Prudential Financial Incorporated	155,171
3,613	The Progressive Corporation	71,790
2,499	The Travelers Companies Incorporated	139,219
435	Torchmark Corporation	25,987
1,727	UnumProvident Corporation	41,828
1,760	XL Group plc	38,403

		1,672,683

Real Estate Investment Trusts (REIT): 0.89%
637	Apartment Investment & Management Company Class A	16,460
464	AvalonBay Communities Incorporated	52,223
762	Boston Properties Incorporated	65,608
1,549	Equity Residential	80,471
1,984	HCP Incorporated	72,991
790	Health Care REIT Incorporated	37,636
3,626	Host Hotels & Resorts Incorporated«	64,797
2,210	Kimco Realty Corporation«	39,868
880	Plum Creek Timber Company«	32,956
3,098	ProLogis	44,735
760	Public Storage Incorporated	77,079
1,595	Simon Property Group Incorporated	158,687
855	Ventas Incorporated«	44,870
885	Vornado Realty Trust	73,747
2,918	Weyerhaeuser Company	55,238

		917,366

Real Estate Management & Development: 0.03%
1,582	CB Richard Ellis Group Incorporated Class A†	32,399

Thrifts & Mortgage Finance: 0.06%
2,867	Hudson City Bancorp Incorporated	36,526
2,009	People’s United Financial Incorporated«	28,146

		64,672

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Index Asset Allocation Fund 17

Shares	Security Name	Value
Health Care: 6.52%

Biotechnology: 0.78%
5,145	Amgen Incorporated†	$282,461
1,297	Biogen Idec Incorporated†«	86,964
2,562	Celgene Corporation†«	151,517
409	Cephalon Incorporated†«	25,243
1,410	Genzyme Corporation†	100,392
4,421	Gilead Sciences Incorporated†	160,217

		806,794

Health Care Equipment & Supplies: 0.97%
3,173	Baxter International Incorporated	160,617
1,252	Becton Dickinson & Company«	105,819
8,277	Boston Scientific Corporation†	62,657
505	C.R. Bard Incorporated	46,344
1,214	CareFusion Corporation†	31,200
773	DENTSPLY International Incorporated«	26,413
909	Hospira Incorporated†«	50,622
213	Intuitive Surgical Incorporated†«	54,901
5,880	Medtronic Incorporated	218,089
1,866	St. Jude Medical Incorporated†	79,772
1,859	Stryker Corporation«	99,828
1,075	Zimmer Holdings Incorporated†	57,706

		993,968

Health Care Providers & Services: 1.17%
2,178	Aetna Incorporated	66,451
1,504	AmerisourceBergen Corporation	51,316
1,900	Cardinal Health Incorporated	72,789
1,475	CIGNA Corporation	54,074
808	Coventry Health Care Incorporated†	21,331
529	DaVita Incorporated†	36,760
2,870	Express Scripts Incorporated†	155,124
916	Humana Incorporated†	50,142
553	Laboratory Corporation of America Holdings†	48,620
1,378	McKesson Corporation	96,984
2,311	Medco Health Solutions Incorporated†	141,595
526	Patterson Companies Incorporated	16,111
770	Quest Diagnostics Incorporated	41,557
2,644	Tenet Healthcare Corporation†	17,688
5,989	UnitedHealth Group Incorporated	216,263
2,143	WellPoint Incorporated†	121,851

		1,208,656

Health Care Technology: 0.04%
388	Cerner Corporation†«	36,759

Life Sciences Tools & Services: 0.27%
1,016	Life Technologies Corporation†	56,388
642	PerkinElmer Incorporated	16,576
2,164	Thermo Fisher Scientific Incorporated†	119,799
647	Varian Medical Systems Incorporated†«	44,824
497	Waters Corporation†	38,622

		276,209

18 Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of Investments—December 31, 2010

Shares	Security Name	Value
Pharmaceuticals: 3.29%
8,418	Abbott Laboratories	$403,306
1,674	Allergan Incorporated«	114,954
9,321	Bristol-Myers Squibb Company	246,820
5,526	Eli Lilly & Company	193,631
1,555	Forest Laboratories Incorporated†	49,729
14,955	Johnson & Johnson	924,967
16,777	Merck & Company Incorporated	604,643
2,370	Mylan Laboratories Incorporated†	50,078
43,619	Pfizer Incorporated	763,769
682	Watson Pharmaceuticals Incorporated†	35,225

		3,387,122

Industrials: 6.62%

Aerospace & Defense: 1.60%
3,994	Boeing Company	260,648
2,057	General Dynamics Corporation	145,965
682	Goodrich Corporation	60,064
4,248	Honeywell International Incorporated†	225,824
999	ITT Corporation«	52,058
616	L-3 Communications Holdings Incorporated«	43,422
1,608	Lockheed Martin Corporation«	112,415
1,590	Northrop Grumman Corporation«	103,000
776	Precision Castparts Corporation«	108,027
1,985	Raytheon Company	91,985
854	Rockwell Collins Incorporated	49,754
5,028	United Technologies Corporation	395,804

		1,648,966

Air Freight & Logistics: 0.67%
904	C.H. Robinson Worldwide Incorporated«	72,492
1,156	Expeditors International of Washington Incorporated	63,118
1,713	FedEx Corporation	159,326
5,385	United Parcel Service Incorporated Class B«	390,843

		685,779

Airlines: 0.05%
4,068	Southwest Airlines Company«	52,803

Building Products: 0.02%
1,952	Masco Corporation«	24,712

Commercial Services & Supplies: 0.36%
587	Avery Dennison Corporation«	24,854
688	Cintas Corporation	19,236
271	Dun & Bradstreet Corporation«	22,246
672	Equifax Incorporated«	23,923
1,089	Iron Mountain Incorporated	27,236
1,107	Pitney Bowes Incorporated	26,767
1,674	Republic Services Incorporated	49,986
801	Robert Half International Incorporated«	24,511
1,123	RR Donnelley & Sons Company«	19,619
465	Stericycle Incorporated†«	37,628
2,591	Waste Management Incorporated†«	95,530

		371,536

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Index Asset Allocation Fund 19

Shares	Security Name	Value
Construction & Engineering: 0.12%
973	Fluor Corporation	$64,471
686	Jacobs Engineering Group Incorporated†	31,453
1,173	Quanta Services Incorporated†«	23,366

		119,290

Electrical Equipment: 0.32%
4,098	Emerson Electric Company«	234,283
772	Rockwell Automation Incorporated«	55,360
515	Roper Industries Incorporated	39,361

		329,004

Industrial Conglomerates: 1.50%
3,892	3M Company	335,880
58,022	General Electric Company	1,061,222
1,497	Textron Incorporated	35,389
2,665	Tyco International Limited	110,438

		1,542,929

Machinery: 1.39%
3,456	Caterpillar Incorporated	323,689
1,077	Cummins Incorporated	118,481
2,920	Danaher Corporation	137,736
2,308	Deere & Company	191,679
1,017	Dover Corporation	59,444
916	Eaton Corporation	92,983
304	Flowserve Corporation	36,243
2,700	Illinois Tool Works Incorporated	144,180
1,764	Ingersoll-Rand plc	83,067
1,986	Paccar Incorporated	114,036
627	Pall Corporation	31,087
878	Parker Hannifin Corporation	75,771
316	Snap-On Incorporated«	17,879

		1,426,275

Road & Rail: 0.50%
2,037	CSX Corporation	131,611
1,978	Norfolk Southern Corporation	124,258
281	Ryder System Incorporated«	14,792
2,685	Union Pacific Corporation	248,792

		519,453

Trading Companies & Distributors: 0.09%
802	Fastenal Company«	48,048
315	W.W. Grainger Incorporated«	43,505

		91,553

Information Technology: 11.09%

Communications Equipment: 1.35%
30,184	Cisco Systems Incorporated†«	610,622
440	F5 Networks Incorporated†	57,270
698	Harris Corporation«	31,619
1,212	JDS Uniphase Corporation†	17,550
2,849	Juniper Networks Incorporated†	105,185
12,794	Motorola Incorporated†	116,042

20 Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of Investments—December 31, 2010

Shares	Security Name	Value
Communications Equipment (continued)
8,809	QUALCOMM Incorporated	$435,957
2,009	Tellabs Incorporated	13,621

		1,387,866

Computers & Peripherals: 2.67%
4,995	Apple Incorporated†	1,611,187
9,145	Dell Incorporated†	123,915
11,220	EMC Corporation†«	256,938
12,349	Hewlett-Packard Company	519,893
427	Lexmark International Incorporated†	14,868
1,968	NetApp Incorporated†«	108,161
575	QLogic Corporation†«	9,787
1,277	SanDisk Corporation†	63,671
1,251	Western Digital Corporation†	42,409

		2,750,829

Electronic Equipment & Instruments: 0.35%
1,886	Agilent Technologies Incorporated†	78,137
950	Amphenol Corporation Class A«	50,141
8,510	Corning Incorporated	164,413
863	FLIR Systems Incorporated†«	25,674
1,067	Jabil Circuit Incorporated	21,436
752	Molex Incorporated	17,085

		356,886

Internet Software & Services: 1.20%
992	Akamai Technologies Incorporated†	46,674
6,247	eBay Incorporated†	173,854
1,358	Google Incorporated Class A†	806,611
708	Monster Worldwide Incorporated†«	16,730
236	Netflix Incorporated†	41,465
936	VeriSign Incorporated	30,579
7,098	Yahoo! Incorporated†	118,040

		1,233,953

IT Services: 1.52%
2,685	Automatic Data Processing Incorporated	124,262
1,652	Cognizant Technology Solutions Corporation Class A†	121,075
841	Computer Sciences Corporation	41,714
1,442	Fidelity National Information Services Incorporated	39,496
809	Fiserv Incorporated†	47,375
6,765	International Business Machines Corporation	992,831
1,752	Paychex Incorporated«	54,154
1,599	SAIC Incorporated†«	25,360
912	Teradata Corporation†	37,538
888	Total System Services Incorporated«	13,657
3,571	Western Union Company«	66,313

		1,563,775

Office Electronics: 0.08%
7,554	Xerox Corporation	87,022

Semiconductors & Semiconductor Equipment: 1.52%
3,118	Advanced Micro Devices Incorporated†«	25,505
1,702	Altera Corporation«	60,557

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Index Asset Allocation Fund 21

Shares	Security Name	Value
Semiconductors & Semiconductor Equipment (continued)
1,626	Analog Devices Incorporated	$61,251
7,275	Applied Materials Incorporated«	102,214
2,480	Broadcom Corporation Class A«	108,004
294	First Solar Incorporated†	38,261
30,376	Intel Corporation†	638,807
909	KLA-Tencor Corporation«	35,124
1,227	Linear Technology Corporation«	42,442
3,357	LSI Logic Corporation†	20,108
1,238	MEMC Electronic Materials Incorporated†	13,940
1,017	Microchip Technology Incorporated«	34,792
4,665	Micron Technology Incorporated†«	37,413
1,304	National Semiconductor Corporation	17,943
491	Novellus Systems Incorporated†	15,869
3,163	NVIDIA Corporation†«	48,710
987	Teradyne Incorporated†«	13,857
6,394	Texas Instruments Incorporated	207,805
1,411	Xilinx Incorporated«	40,891

		1,563,493

Software: 2.40%
2,770	Adobe Systems Incorporated†	85,261
1,238	Autodesk Incorporated†«	47,292
967	BMC Software Incorporated†	45,584
2,089	CA Incorporated	51,055
1,022	Citrix Systems Incorporated†	69,915
1,192	Compuware Corporation†	13,911
1,807	Electronic Arts Incorporated†«	29,599
1,522	Intuit Incorporated†«	75,035
839	McAfee Incorporated†	38,854
40,999	Microsoft Corporation	1,144,692
1,914	Novell Incorporated†	11,331
21,079	Oracle Corporation	659,773
1,037	Red Hat Incorporated†	47,339
644	Salesforce.com Incorporated†«	85,008
4,227	Symantec Corporation†	70,760

		2,475,409

Materials: 2.26%

Chemicals: 1.28%
1,166	Air Products & Chemicals Incorporated	106,048
407	Airgas Incorporated	25,421
387	CF Industries Holdings Incorporated	52,303
6,320	Dow Chemical Company	215,765
4,971	E.I. du Pont de Nemours & Company	247,953
392	Eastman Chemical Company	32,959
1,264	Ecolab Incorporated	63,731
395	FMC Corporation«	31,557
435	International Flavors & Fragrances Incorporated	24,182
2,921	Monsanto Company	203,418
887	PPG Industries Incorporated	74,570
1,668	Praxair Incorporated«	159,244
487	Sherwin-Williams Company	40,786
660	Sigma-Aldrich Corporation«	43,930

		1,321,867

22 Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of Investments—December 31, 2010

Shares	Security Name	Value
Construction Materials: 0.03%
699	Vulcan Materials Company«	$31,008

Containers & Packaging: 0.10%
480	Ball Corporation	32,664
589	Bemis Company Incorporated«	19,237
891	Owens-Illinois Incorporated†	27,354
869	Sealed Air Corporation«	22,116
		101,371

Metals & Mining: 0.76%
598	AK Steel Holding Corporation	9,789
5,562	Alcoa Incorporated«	85,599
536	Allegheny Technologies Incorporated«	29,576
737	Cliffs Natural Resources Incorporated	57,493
2,564	Freeport-McMoRan Copper & Gold Incorporated Class B	307,911
2,685	Newmont Mining Corporation	164,940
1,719	Nucor Corporation«	75,327
490	Titanium Metals Corporation†	8,418
782	United States Steel Corporation	45,684

		784,737

Paper & Forest Products: 0.09%
2,382	International Paper Company	64,886
916	MeadWestvaco Corporation«	23,963

		88,849

Telecommunication Services: 1.88%

Diversified Telecommunication Services: 1.69%
32,184	AT&T Incorporated	945,566
1,651	CenturyTel Incorporated	76,227
5,412	Frontier Communications Corporation«	52,659
9,490	Qwest Communications International Incorporated	72,219
15,393	Verizon Communications Incorporated	550,762
2,634	Windstream Corporation	36,718

		1,734,151

Wireless Telecommunication Services: 0.19%
2,173	American Tower Corporation Class A†	112,214
1,428	MetroPCS Communications Incorporated†«	18,036
16,266	Sprint Nextel Corporation†	68,805

		199,055

Utilities: 1.99%

Electric Utilities: 1.15%
925	Allegheny Energy Incorporated	22,422
2,615	American Electric Power Company Incorporated	94,088
1,582	Consolidated Edison Incorporated«	78,420
7,213	Duke Energy Corporation«	128,464
1,774	Edison International	68,476
985	Entergy Corporation	69,768
3,601	Exelon Corporation	149,946
1,660	FirstEnergy Corporation«	61,453
2,264	Nextera Energy Incorporated	117,705

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Index Asset Allocation Fund 23

Shares	Security Name			Value
Electric Utilities (continued)
960	Northeast Utilities			$30,605
1,222	Pepco Holdings Incorporated			22,302
592	Pinnacle West Capital Corporation			24,538
2,631	PPL Corporation			69,248
1,595	Progress Energy Incorporated			69,351
4,567	The Southern Company«			174,596

				1,181,382

Gas Utilities: 0.04%
247	Nicor Incorporated			12,330
579	ONEOK Incorporated«			32,117

				44,447

Independent Power Producers & Energy Traders: 0.10%
3,605	AES Corporation†			43,909
1,088	Constellation Energy Group Incorporated			33,325
1,346	NRG Energy Incorporated†			26,301

				103,535

Multi-Utilities: 0.70%
1,306	Ameren Corporation			36,816
2,304	CenterPoint Energy Incorporated			36,219
1,331	CMS Energy Corporation			24,757
3,161	Dominion Resources Incorporated†«			135,038
920	DTE Energy Company			41,694
422	Integrys Energy Group Incorporated			20,471
1,515	NiSource Incorporated«			26,694
2,135	PG&E Corporation			102,138
2,755	Public Service Enterprise Group Incorporated«			87,637
616	SCANA Corporation«			25,010
1,307	Sempra Energy			68,591
1,169	TECO Energy Incorporated«			20,808
636	Wisconsin Energy Corporation			37,435
2,505	Xcel Energy Incorporated			58,993

				722,301

Total Common Stocks (Cost $53,734,629)				62,231,549

Principal		Interest Rate	Maturity Date
US Treasury Securities: 34.69%

US Treasury Bonds: 34.69%
$1,492,000	US Treasury Bond	5.38%	02/15/2031	1,741,677
2,242,000	US Treasury Bond	4.50	02/15/2036	2,321,170
1,335,000	US Treasury Bond	4.75	02/15/2037	1,434,708
1,396,000	US Treasury Bond	5.00	05/15/2037	1,557,630
1,341,000	US Treasury Bond	4.38	02/15/2038	1,355,248
1,787,000	US Treasury Bond	4.50	05/15/2038	1,841,168
1,914,000	US Treasury Bond	3.50	02/15/2039	1,649,330
2,824,000	US Treasury Bond	4.25	05/15/2039	2,782,081
3,413,000	US Treasury Bond	4.50	08/15/2039	3,504,724
3,776,000	US Treasury Bond	4.38	11/15/2039	3,796,058
3,995,000	US Treasury Bond	4.63	02/15/2040	4,184,763
3,782,000	US Treasury Bond	4.38	05/15/2040	3,800,305

24 Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of Investments—December 31, 2010

Principal	Security Name		Interest Rate	Maturity Date	Value
US Treasury Bonds (continued)
$3,503,000	US Treasury Bond		3.88%	08/15/2040	$3,226,592
2,555,000	US Treasury Bond		4.25	11/15/2040	2,513,481

Total US Treasury Securities (Cost $36,334,088)					35,708,935

Short-Term Investments: 13.92%

Corporate Bonds and Notes: 0.94%
451,139	Gryphon Funding Limited(v)(a)(i)		0.00	08/05/2011	183,253
1,400,553	VFNC Corporation(v)±††(a)(i)		0.26	09/29/2011	784,309

					967,562

Shares			Yield

Investment Companies: 10.06%
1,556,493	Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)		0.14		1,556,493
8,798,198	Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)		0.27		8,798,198

					10,354,691

Principal			Interest Rate

US Treasury Bills: 2.92%
$1,560,000	US Treasury Bill^#		0.15	02/03/2011	1,559,745
1,450,000	US Treasury Bill^#		0.15	05/05/2011	1,449,263

					3,009,008

Total Short-Term Investments (Cost $13,980,429)					14,331,261

Total Investments in Securities (Cost $104,049,146)*		109.06%			112,271,745

Other Assets and Liabilities, Net		(9.06)			(9,326,170)

Total Net Assets		100.00%			$102,945,575

†	Non-income earning securities.

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate. The total cost of affiliated investments is $11,555,740.

#	Security pledged as collateral for futures transactions.

(v)	Security represents investment of cash collateral received from securities on loan.

±	Variable rate investments.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

^	Zero coupon security. Rate represents yield to maturity.

*	Cost for federal income tax purposes is $106,598,024 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$18,467,301
Gross unrealized depreciation	(12,793,580)

Net unrealized appreciation	$5,673,721
The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—December 31, 2010	Wells Fargo Advantage VT Index Asset Allocation Fund 25

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$101,031,267
In affiliated securities, at value	11,240,478

Total investments, at value (see cost below)	112,271,745
Receivable for investments sold	4,612
Receivable for Fund shares sold	106,932
Receivable for dividends and interest	493,556
Receivable for securities lending income	388
Prepaid expenses and other assets	2,004

Total assets	112,879,237

Liabilities
Payable for investments purchased	1,103
Payable for Fund shares redeemed	101,654
Payable upon receipt of securities loaned	9,414,928
Payable for daily variation margin on open futures contracts	251,522
Investment advisory fee payable	50,290
Distribution fees payable	22,526
Due to other related parties	11,648
Accrued expenses and other liabilities	79,991

Total liabilities	9,933,662

Total net assets	$102,945,575

NET ASSETS CONSIST OF
Paid-in capital	$125,146,038
Undistributed net investment income	87,874
Accumulated net realized losses on investments	(32,021,402)
Net unrealized gains on investments	9,733,065

Total net assets	$102,945,575

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets — Class 2	$102,945,575
Shares outstanding — Class 2	8,783,969
Net asset value per share — Class 2	$11.72

Total investments, at cost	$104,049,146

Securities on loan, at value	$9,187,812

1.	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

26 Wells Fargo Advantage VT Index Asset Allocation Fund	Statement of Operations—For the Year Ended December 31, 2010

Investment income
Dividends*	$1,255,769
Interest	1,601,752
Income from affiliated securities	10,135
Securities lending income, net	11,861

Total investment income	2,879,517

Expenses
Investment advisory fee	574,829
Administration fees
Fund level	114,126
Class 2[1]	38,616
Distribution fees
Class 2[1]	261,286
Custody and accounting fees	34,499
Professional fees	33,007
Shareholder report expenses	52,368
Trustees’ fees and expenses	10,549
Other fees and expenses	29,041

Total expenses	1,148,321

Less: Fee waivers and/or expense reimbursements	(105,233)

Net expenses	1,043,088

Net investment income	1,836,429

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(1,085,452)
Affiliated securities	1,388
Futures transactions	1,244,074

Net realized gains on investments	160,010

Net change in unrealized gains (losses) on:
Unaffiliated securities	10,976,411
Affiliated securities	121,092
Futures transactions	(331,854)

Net change in unrealized gains (losses) on investments	10,765,649

Net realized and unrealized gains (losses) on investments	10,925,659

Net increase in net assets resulting from operations	$12,762,088

* Net of foreign withholding taxes of	$59

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage VT Index Asset Allocation Fund 27

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009

Operations
Net investment income		$1,836,429		$2,226,099
Net realized gains on investments		160,010		1,161,344
Net change in unrealized gains (losses) on investments		10,765,649		11,378,299

Net increase in net assets resulting from operations		12,762,088		14,765,742

Distributions to shareholders from
Net investment income — Class 2[1]		(1,839,244)		(2,236,644)

	Shares		Shares
Capital shares transactions
Proceeds from shares sold — Class 2[1]	139,292	1,515,929	337,588	3,121,375
Reinvestment of distributions — Class 2[1]	168,941	1,839,244	241,911	2,236,644
Payment for shares redeemed — Class 2[1]	(2,281,355)	(24,603,284)	(3,348,627)	(30,574,173)

Net decrease in net assets resulting from capital share transactions		(21,248,111)		(25,216,154)

Total decrease in net assets		(10,325,267)		(12,687,056)

Net assets
Beginning of period		113,270,842		125,957,898

End of period		$102,945,575		$113,270,842

Undistributed net investment income		$87,874		$91,346

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.
The accompanying notes are an integral part of these financial statements.

28 Wells Fargo Advantage VT Index Asset Allocation Fund	Financial Highlights

	Beginning		Net Realized	Distributions
	Net Asset	Net	and Unrealized	from Net	Distributions
	Value Per	Investment	Gains (Losses)	Investment	from Net
	Share	Income	on Investments	Income	Realized Gains

Class 2[2]
January 1, 2010 to December 31, 2010	$10.53	0.20	1.18	(0.19)	0.00
January 1, 2009 to December 31, 2009	$9.31	0.19	1.22	(0.19)	0.00
January 1, 2008 to December 31, 2008	$14.64	0.30	(4.32)	(0.30)	(1.01)
January 1, 2007 to December 31, 2007	$14.13	0.34	0.73	(0.33)	(0.23)
January 1, 2006 to December 31, 2006	$13.05	0.31	1.23	(0.31)	(0.15)

1.	Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown.

2.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage VT Index Asset Allocation Fund 29

Ending
Net Asset	Ratio to Average Net Assets				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income	Expenses	Expenses	Return[1]	Rate	(000’s omitted)

$11.72	1.76%	1.10%	1.00%	13.29%	25%	$102,946
$10.53	2.01%	1.07%	1.00%	15.46%	43%	$113,271
$9.31	2.37%	1.07%	1.00%	(29.11)%	21%	$125,958
$14.64	2.26%	1.02%	1.00%	7.60%	25%	$254,054
$14.13	2.27%	1.02%	1.00%	12.14%	12%	$288,387

30 Wells Fargo Advantage VT Index Asset Allocation Fund	Notes to Financial Statements
1. ORGANIZATION
Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Index Asset Allocation Fund (the “Fund”) (formerly, Wells Fargo Advantage VT Asset Allocation Fund) which is a diversified series of the Trust. After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Valuation Procedures.
Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Trust’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.
Debt securities of sufficient credit quality with original maturities of 60 days or less and any collateral received from securities lending invested in securities generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.
Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Security loans
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each

Notes to Financial Statements	Wells Fargo Advantage VT Index Asset Allocation Fund 31
business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.
Prior to April 1, 2010, Wells Fargo Bank, N.A. acted as the securities lending agent for the Fund and was entitled to receive for its services 25% of the revenues earned on the securities lending activities. For the year ended December 31, 2010, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. had the impact of increasing securities lending income on the Statement of Operations. The value of the securities on loan and the liability to return the collateral are shown on the Statement of Assets and Liabilities.
In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating Funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various participating Funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating Fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating Fund’s percentage ownership of the joint account as of such date.
Futures contracts
The Fund may be subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.
Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

32 Wells Fargo Advantage VT Index Asset Allocation Fund	Notes to Financial Statements
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At December 31, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed	Accumulated Net
Net Investment	Realized Losses
Income	on Investments	Paid-in Capital
$(657)	$661	$(4)
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
As of December 31, 2010, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $27,748,200 with $24,023,633 expiring in 2016 and $3,724,567 expiring in 2017.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities

Notes to Financial Statements	Wells Fargo Advantage VT Index Asset Allocation Fund 33
(Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
▪	Level 1 — quoted prices in active markets for identical securities

▪	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of December 31, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total
Equity securities
Common stocks	$62,231,549	$0	$0	$62,231,549
U.S. Treasury obligations	35,708,935	0	0	35,708,935
Short-term investments
Corporate bonds and notes	0	0	967,562	967,562
Investment companies	1,556,493	8,798,198	0	10,354,691
U.S. Treasury bills	0	3,009,008	0	3,009,008
	$99,496,977	$11,807,206	$967,562	$112,271,745
Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.
As of December 31, 2010, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

		Significant Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Other financial instruments	(Level 1)	(Level 2)	(Level 3)	Total
Futures contracts	$1,510,466	$0	$0	$1,510,466
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate bonds
and notes
Balance as of December 31, 2009	$1,032,690
Realized gains (losses)	0
Change in unrealized gains (losses)	251,736
Purchases	0
Sales	(316,864)
Transfers in to Level 3	0
Transfers out of Level 3	0
Balance as of December 31, 2010	$967,562

Change in unrealized gains (losses) included in earnings relating to securities still held at December 31, 2010	$85,583

34 Wells Fargo Advantage VT Index Asset Allocation Fund	Notes to Financial Statements
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the investment sub-adviser, who is responsible for day-to-day portfolio management of the Fund.
Pursuant to the contract, Funds Management is paid an annual investment advisory fee starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended December 31, 2010, the investment advisory fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management to the Fund. The fees related to investment sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by the Fund to the investment adviser. Wells Capital Management, an affiliate of Funds Management, is the investment sub-adviser to the Fund and is paid a fee by the investment adviser at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration and transfer agent fees
The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

		Administration Fees
		(% of Average
	Average Daily Net Assets	Daily Net Assets)
Fund level	First $5 billion	0.05%
	Next $5 billion	0.04
	Over $10 billion	0.03

Class 2	All asset levels	0.08
Prior to July 19, 2010, Funds Management received from the Fund an annual fee which started at 0.16% and declined to 0.14% as the average daily net assets of the Fund increased.
Funds Management has contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.
Distribution fees
The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended December 31, 2010, were as follows:

Purchases at Cost		Sales Proceeds
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$21,913,486	$3,020,212	$29,672,472	$13,938,380
6. DERIVATIVE TRANSACTIONS
During the year ended December 31, 2010, the Fund entered into futures contracts to gain market exposure.

Notes to Financial Statements	Wells Fargo Advantage VT Index Asset Allocation Fund 35
At December 31, 2010, the Fund had long and short futures contracts outstanding as follows:

			Initial
Expiration			Contract	Value at	Net Unrealized
Date	Contracts	Type	Amount	December 31, 2010	Gains
March 2011	209 Short	30-Year U.S. Treasury Bond	$26,503,072	$25,524,125	$978,947

March 2011	4 Long	30-Year U.S. Treasury Bonds	481,656	488,500	6,844

March 2011	85 Long	S&P 500 Index	26,101,575	26,626,250	524,675
The Fund had an average contract amount of $27,615,327 and $25,947,590 in long and short futures contracts, respectively, during the year ended December 31, 2010.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.

	Asset Derivatives
	Balance Sheet Location	Fair Value
Interest rate contracts	Net assets - Net unrealized gains on investments	$985,791	*
Equity contracts	Net assets - Net unrealized gains on investments	524,675	*

		$1,510,466

*	Amount represents cumulative unrealized gains (losses) on futures contracts. Only the variation margin as of December 31, 2010 is reported separately on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 was as follows for the Fund:

	Amount of Realized Gains (Losses)	Change in Unrealized Gains (Losses)
	on Future Contracts	on Future Contracts
Interest rate contracts	$(2,350,829)	$(313,179)
Equity contracts	3,594,903	(18,675)

	$1,244,074	$(331,854)
7. BANK BORROWINGS
The Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.
For the year ended December 31, 2010, there were no borrowings by the Fund under the agreement.

36 Wells Fargo Advantage VT Index Asset Allocation Fund	Notes to Financial Statements
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Year ended December 31,
	2010	2009
Ordinary Income	$1,839,244	$2,236,644
As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary	Unrealized	Capital Loss
Income	Gains (Losses)	Carryforward
$87,874	$5,459,863	$(27,748,200)
9. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage VT Index Asset Allocation Fund 37
BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO VARIABLE TRUST:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Index Asset Allocation Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Index Asset Allocation Fund as of December 31, 2010, the results of its operations for the year then ended, changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 25, 2011

38 Wells Fargo Advantage VT Index Asset Allocation Fund	Other Information (Unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.
TAX INFORMATION
Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Fund designates 65.22% of its ordinary income dividends distributed during the year ended December 31, 2010 as qualifying for the corporate dividends received deduction.

Other Information (Unaudited)	Wells Fargo Advantage VT Index Asset Allocation Fund 39
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Variable Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Funds Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

40 Wells Fargo Advantage VT Index Asset Allocation Fund	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the Independent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust
Officers

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Other Information (Unaudited)	Wells Fargo Advantage VT Index Asset Allocation Fund 41

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

42 Wells Fargo Advantage VT Index Asset Allocation Fund	List of Abbreviations
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	—	Association of Bay Area Governments
ADR	—	American Depositary Receipt
ADS	—	American Depository Shares
AMBAC	—	American Municipal Bond Assurance Corporation
AMT	—	Alternative Minimum Tax
ARM	—	Adjustable Rate Mortgages
AUD	—	Australian Dollar
BART	—	Bay Area Rapid Transit
BRL	—	Brazil Real
CAD	—	Canadian Dollar
CDA	—	Community Development Authority
CDO	—	Collateralized Debt Obligation
CDSC	—	Contingent Deferred Sales Charge
CGIC	—	Capital Guaranty Insurance Company
CGY	—	Capital Guaranty Corporation
CHF	—	Swiss Franc
CIFG	—	CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	—	Certificate of Participation
CP	—	Commercial Paper
CTF	—	Common Trust Fund
DEM	—	Deutsche Mark
DKK	—	Danish Krone
DW&P	—	Department of Water & Power
DWR	—	Department of Water Resources
ECFA	—	Educational & Cultural Facilities Authority
EDFA	—	Economic Development Finance Authority
ETET	—	Eagle Tax-Exempt Trust
ETF	—	Exchange-Traded Fund
EUR	—	Euro
FFCB	—	Federal Farm Credit Bank
FGIC	—	Financial Guaranty Insurance Corporation
FHA	—	Federal Housing Authority
FHAG	—	Federal Housing Agency
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FRF	—	French Franc
FSA	—	Farm Service Agency
GBP	—	Great British Pound
GDR	—	Global Depositary Receipt
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
HCFR	—	Healthcare Facilities Revenue
HEFA	—	Health & Educational Facilities Authority
HEFAR	—	Higher Education Facilities Authority Revenue
HFA	—	Housing Finance Authority
HFFA	—	Health Facilities Financing Authority
HKD	—	Hong Kong Dollar
HUD	—	Housing & Urban Development
HUF	—	Hungarian Forint
IDA	—	Industrial Development Authority
IDAG	—	Industrial Development Agency
IDR	—	Industrial Development Revenue
IEP	—	Irish Pound
JPY	—	Japanese Yen
KRW	—	Republic of Korea Won
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LLP	—	Limited Liability Partnership
LOC	—	Letter of Credit
LP	—	Limited Partnership
MBIA	—	Municipal Bond Insurance Association
MFHR	—	Multi-Family Housing Revenue
MFMR	—	Multi-Family Mortgage Revenue
MMD	—	Municipal Market Data
MTN	—	Medium Term Note
MUD	—	Municipal Utility District
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NATL-RE	—	National Public Finance Guarantee Corporation
NLG	—	Netherlands Guilder
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PCFA	—	Pollution Control Finance Authority
PCR	—	Pollution Control Revenue
PFA	—	Public Finance Authority
PFFA	—	Public Facilities Financing Authority
plc	—	Public Limited Company
PLN	—	Polish Zloty
PSFG	—	Public School Fund Guaranty
R&D	—	Research & Development
RDA	—	Redevelopment Authority
RDFA	—	Redevelopment Finance Authority
REITS	—	Real Estate Investment Trusts
SEK	—	Swedish Krona
SFHR	—	Single Family Housing Revenue
SFMR	—	Single Family Mortgage Revenue
SGD	—	Singapore Dollar
SKK	—	Slovakian Koruna
SLMA	—	Student Loan Marketing Association
SPDR	—	Standard & Poor’s Depositary Receipts
STIT	—	Short-Term Investment Trust
TBA	—	To Be Announced
TRAN	—	Tax Revenue Anticipation Notes
TRY	—	Turkish Lira
USD	—	United States Dollar
XLCA	—	XL Capital Assurance
ZAR	—	South African Rand

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1- 800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1- 866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED   ▪   NO BANK GUARANTEE   ▪   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	200914 02-11
AVT2/AR148 12-10

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
▪	Wells Fargo Advantage VT International Equity Fund (formerly Wells Fargo Advantage VT International Core Fund)

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Contents

Letter to Shareholders	2

Performance Highlights	6

Fund Expenses	11

Portfolio of Investments	12

Financial Statements
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	29

Other Information	30

List of Abbreviations	34
The views expressed are as of December 31, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage VT International Equity Fund.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

WELLS FARGO
          INVESTMENT HISTORY
1932 Keystone creates one of the first mutual fund families.
1971 Wells Fargo & Company introduces one of the first institutional index funds.
1978 Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.
1984 Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989 The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994 Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996 Evergreen Investments and Keystone Funds merge.
1997 Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999 Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002 Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005 The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006 Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010 The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE
Not part of the annual report.

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $236 billion in assets under management, as of December 31, 2010.

Equity Funds

Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Growth Fund
Classic Value Fund	Growth Opportunities Fund	Small Cap Opportunities Fund
Common Stock Fund	Health Care Fund	Small Cap Value Fund
Core Equity Fund	Index Fund	Small Company Growth Fund
Disciplined Global Equity Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Disciplined Value Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Discovery Fund†	Intrinsic Value Fund	Social Sustainability Fund†
Diversified Equity Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified International Fund	Large Cap Core Fund	Special Small Cap Value Fund
Diversified Small Cap Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Growth Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Emerging Markets Equity Fund	Mid Cap Growth Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund

Bond Funds

Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†

Money Market Funds

100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund

Variable Trust Funds[1]

VT Core Equity Fund	VT Intrinsic Value Fund	VT Small Cap Value Fund
VT Discovery Fund†	VT Omega Growth Fund	VT Total Return Bond Fund
VT Index Asset Allocation Fund	VT Opportunity Fund†
VT International Equity Fund	VT Small Cap Growth Fund
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage VT International Equity Fund	Letter to Shareholders
Karla M. Rabusch,
President
Wells Fargo Advantage Funds
The equity markets delivered strong full-year returns against the backdrop of a strengthening economy.
Dear Valued Shareholder:
We are pleased to provide you with this annual report for the Wells Fargo Advantage VT International Equity Fund for the 12 months that ended December 31, 2010. The equity markets delivered strong full-year returns against the backdrop of a strengthening economy. However, the year was not without its share of macroeconomic challenges and market volatility, once again highlighting the value of a sound, well-diversified investment strategy. As always, we believe that such a strategy can enable investors to balance risks and opportunities as they pursue long-term financial goals in a dynamic market environment.
The economic recovery stayed on track.
The U.S. economic recovery that began in the summer of 2009 gained momentum in 2010, particularly toward the end of the year. Gross domestic product (GDP) grew at an annualized rate of 3.2% in the fourth quarter of 2010—capping a streak of six consecutive quarters of positive GDP growth—and 2.9% for the full year. Although the path of recovery has been uneven at times and growth remains subpar compared with previous recoveries, the general consensus among economists is that the economy will likely avoid a double-dip recession. That said, persistent weakness in the labor and housing markets bears close watching in the months ahead.
Jobs and housing remained troublesome.
At the end of the year, the unemployment rate stood at 9.4%, down from 9.9% a year earlier, but still stubbornly high. Unfortunately, the drop may be attributable more to a decline in the labor force than a meaningful uptick in hiring. In fact, employers added just 1.1 million jobs for all of 2010, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite some tentative late-year signs of stabilization.
Other economic data were more encouraging, reflecting greater confidence in the recovery on the part of both consumers and businesses. Retail sales came in strong at certain points during the year, including the critical holiday shopping season, and industrial production and new orders have picked up. Although still reluctant to hire, businesses have gradually increased spending in other areas, such as equipment and technology. Core inflation, which excludes volatile food and energy prices, remained benign.
The Fed continued to do its part.
With inflation subdued, the Federal Reserve (the Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. In its final statement of 2010, the Fed noted that economic expansion continues to be restrained by headwinds such as high unemployment, modest income growth, lower housing wealth, and tight credit. As a result, the Fed indicated that it intends to keep short-term rates at historically low levels for as long as needed to promote a more robust recovery.

Letter to Shareholders	Wells Fargo Advantage VT International Equity Fund 3
The Fed also stated that it plans to proceed with other stimulus measures, including its second round of quantitative easing (QE2)—a plan to purchase $600 billion in long-term Treasury securities by mid-2011. The ‘preannouncement’ of QE2 in the third quarter of 2010 marked a turning point for the equity markets in that it ushered in a favorable shift in investor sentiment. By and large, investors interpreted the plan as further evidence of the Fed’s commitment to avoiding deflation and spurring economic growth.
2010 was another solid year for equities.
QE2 was certainly not the only catalyst for the equity markets during 2010. Along with more upbeat economic data, better-than-expected corporate earnings power played a role in driving stock prices higher. Throughout the year, quarterly earnings per share for the majority of companies in the S&P 500 Index consistently exceeded Wall Street estimates. As 2010 drew to a close, the midterm congressional elections and the extension of the Bush-era tax cuts provided additional tailwinds, helping the markets finish the year on a strong note.
It was the second straight year of double-digit total returns for the broad equity market indexes. The S&P 500 Index and the Dow Jones Industrial Average advanced 15.1% and 14.1%, respectively, while the tech-heavy NASDAQ Composite Index returned 18.2%. Investors were generally rewarded across the market-capitalization spectrum—with small- and mid-cap stocks outpacing large-cap stocks—as well as across most economic sectors. In terms of investment styles, growth stocks outperformed their value counterparts for the year.
To be sure, the gains were hard-earned, as the markets had to contend with numerous issues along the way, including the European sovereign debt crisis, China’s efforts to slow growth, and doubts about the sustainability of the domestic recovery. The second quarter in particular witnessed bouts of heightened market volatility, most notably the so-called “flash crash” in May. As the year progressed, however, volatility—as measured by the Chicago Board Options Exchange Volatility Index—abated amid reduced fears of a double-dip recession.
Investors should keep a long-term perspective.
In our view, the equity markets’ dramatic rebound over the past two years from a severe downturn underscores the importance of maintaining a disciplined, long-term investment strategy through changing market cycles. By staying focused on your long-term goals, you may be better positioned both to navigate falling markets and participate in rising markets.
To help you build a well-diversified strategy based on your personal objectives and risk tolerance, Wells Fargo Advantage Funds® offers more than 120 mutual funds and other investments covering a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.
Along with more upbeat economic data, better-than-expected corporate earnings power played a role in driving stock prices higher.

4 Wells Fargo Advantage VT International Equity Fund	Letter to Shareholders
Thank you for choosing Wells Fargo Advantage Funds. We appreciate your continued confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit wellsfargo.com/advantagefunds.
Sincerely,
Karla M. Rabusch
President
Wells Fargo Advantage Funds

This page is intentionally left blank.

6 Wells Fargo Advantage VT International Equity Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT International Equity Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUB-ADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGER
Francis Claró, CFA
FUND INCEPTION
August 17, 1998
PERFORMANCE SUMMARY
12 MONTH TOTAL RETURN AS OF DECEMBER 31, 2010

Class 2	16.50%
MSCI EAFE Free Index[1]	7.75%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The adviser has committed, through July 18, 2013, to waive fees and/or reimburse expenses to maintain the contractual expense cap at 0.94% for Class 2 excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower. The Fund’s net expense ratio is 0.95% for the Class 2 shares. The Fund’s gross expense ratio is 1.21% for the Class 2 shares.

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE Free”) Free Index is an unmanaged group of securities widely regarded by investors to be representative of the stock markets of Europe, Australasia, and the Far East. MSCI Free Indices are constructed to reflect investment opportunities for global investors to account for local market restrictions on stock ownership by international investors. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage VT International Equity Fund Class 2 for the most recent ten years of the Fund with the MSCI EAFE Free Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT International Equity Fund 7
Wells Fargo Advantage VT International Equity Fund (continued)
MANAGER’S DISCUSSION
Fund highlights:
▪	The Fund outperformed its benchmark, the MSCI EAFE Free Index, for the 12-month period that ended December 31, 2010, largely due to positive contributions from many individual holdings across a range of sectors and countries.

▪	Continuing with moves we began in mid-2009, our bottom-up focus on stock selection resulted in larger sector overweights in consumer discretionary and information technology at the expense of underweights in financials and consumer staples.

▪	Geographically, the individual stock and sector positionings were reflected in overweights in emerging markets and Canada, and underweights in Japan and Asia ex-Japan.
Our selective cyclical exposure proved beneficial over the year as a whole.
The fiscal year saw the tail end of the strong bull market of 2009 being replaced by renewed investor nervousness in early 2010. Among the negative influences was the sovereign debt crisis in Europe that started in Greece and which many feared would engulf a growing number of eurozone countries. While the establishment of the European Financial Stability Facility in June initially helped to allay these fears, the markets entered a further period of volatility in July, as fears of a double-dip recession, together with continued high unemployment, came to the forefront. These fears were finally subdued, as expectations grew that the U.S. Federal Reserve would maintain a loose monetary policy and even resort to another round of quantitative easing. This helped global markets finish the fiscal year on a strong note, with the Fund generating even higher returns for its shareholders.
TEN LARGEST EQUITY HOLDINGS3
(AS OF DECEMBER 31, 2010)

Isuzu Motors Limited	1.86%
Nestle SA	1.85%
Fresenius AG	1.74%
HSBC Holdings plc	1.71%
Sina Corporation	1.69%
Monster Worldwide Incorporated	1.65%
Rio Tinto plc	1.65%
Randstad Holdings NV	1.57%
BHP Billiton plc	1.52%
Swatch Group AG Class B	1.51%
Over the 12-month period, we increased exposure to consumer discretionary, principally through additional automobile and luxury good stocks. New auto holdings included Peugeot and BMW. With regards to luxury goods companies, we actively managed our existing positions, including Burberry Group plc, Compagnie Financiere Richmont SA, and Swatch Group AG Class B in effort to benefit from increased demand for luxury products, particularly from China and other leading developing countries. Selective additions to a number of gold and

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

8 Wells Fargo Advantage VT International Equity Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT International Equity Fund (continued)
commodity stocks were made in the materials sector. Offsetting these purchases were eliminations of a range of holdings within the financials sector. Stocks we sold during the period included Hellenic Exchanges, Deutsche Bank, and Sompo Japan Insurance Company. Within our energy holdings, we eliminated our Transocean Limited position early in 2010, before the Gulf of Mexico oil spill accident that occurred on April 20th.
In terms of sectors, our overweight in consumer discretionary, combined with strong performance from our luxury goods and auto holdings, boosted returns. The contribution from information technology, also an overweight, was supported by a number of our Chinese holdings. A small underweight in materials was more than offset by strong stock performance from a large number of holdings, which were diversified across a range of commodities. The only detractor was consumer staples, where we had an underweight exposure to this surprisingly strongly performing sector.
Geographically, Europe and the emerging markets were the leading regions, due to strong stock performance in each. While our underweight in Japan, one of the strongest performing countries within the MSCI EAFE Free Index, hampered returns, the fund greatly benefitted from good stock selection in that market. Overall, Japan was a top five contributor from a geographic perspective.
Government policy responses are limited by rising deficits, but we believe that attractive equity valuations could prove beneficial for stocks.
During the year, the markets realized that fiscal stimulus had its limits, causing great uncertainties regarding the future financing of deficits. Credit default swaps on sovereign issues have remained stubbornly high, a reflection of the concern about the ability of several European governments to repay debt. Hence, fiscal stimulus has turned to fiscal drag, and we believe it will remain that way in numerous countries for several years. In addition, banks are still deleveraging and reducing risk as Basel III imposes higher capital requirements on them. The policy response, particularly in the U.S., has been monetary easing, although this approach has seen some resistance globally. Moderate inflation is a desired ally of governments in developed countries, and current actions may well lead to the preferred outcome of higher prices, if economic growth returns.

4.	Country allocation is subject to change and is calculated based on the total long-term investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT International Equity Fund 9
Wells Fargo Advantage VT International Equity Fund (continued)
However, we believe several significant positive drivers for equities do exist. First and foremost, valuations of equities look compelling relative to bonds. Earnings yields of equities compare favorably with bond yields, and the massive flow of funds to bonds has reduced the risk-adjusted return profile for this asset class relative to equities. Money, one of the basic raw materials that enables corporate investment, is historically cheap and becoming plentiful. Combine this with the current long period of underinvestment in capital expenditures and labor, and we should begin to see some meaningful activity in both of these areas, which should be positive for growth.
We are finding interesting stocks in developed markets in various sectors that are trading at attractive values. We believe that these stocks will reward investors; at the same time, we are identifying undervalued growth stocks in emerging markets that should provide attractive investment opportunities.

10 Wells Fargo Advantage VT International Equity Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT International Equity Fund (continued)
AVERAGE ANNUAL TOTAL RETURN (%) (AS OF DECEMBER 31, 2010)5

	Inception					Expense Ratios[6]
	Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class 1	8/17/1998	28.86	16.79	2.33	4.09	0.96%	0.70%
Class 2	7/31/2002	28.53	16.50	2.07	3.86	1.21%	0.95%
MSCI EAFE Free Index[1]		24.18	7.75	2.46	3.50

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees and other charges that may be assessed by the participating insurance companies.

5.	Performance shown for Class 2 shares prior to its inception reflects the performance of Class 1 shares, adjusted to reflect the higher expenses applicable to Class 2 shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund’s predecessor, Evergreen VA International Equity Fund. Effective July 16, 2010, the Fund name changed from Wells Fargo Advantage VT International Core Fund to Wells Fargo Advantage VT International Equity Fund.

6.	Reflects the expense ratio as stated in the July 19, 2010 prospectus.

7.	The advisor has committed, through July 18, 2013, to waive fees and/or reimburse expenses to maintain the contractual expense cap at 0.69% for Class 1 and 0.94% for Class 2 shares excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

Letter to Shareholders	Wells Fargo Advantage VT International Equity Fund 11
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2010 to December 31, 2010.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees exchange fees, or separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	07-01-2010	12-31-2010	the Period[1]	Expense Ratio
Class 1
Actual	$1,000.00	$1,288.64	$4.02	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.96	$3.55	0.69%

Class 2
Actual	$1,000.00	$1,285.27	$5.47	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.84	0.94%

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

12 Wells Fargo Advantage VT International Equity Fund	Portfolio of Investments—December 31, 2010

Shares	Security Name	Value
Common Stocks: 96.38%

Argentina: 0.92%
163,939	Irsa Inversiones y Representaciones SA ADR (Financials, Real Estate Management & Development)	$2,637,779

Australia: 3.73%
338,028	AMP Limited (Financials, Insurance)	1,828,939
33,912	ASX Limited (Financials, Diversified Financial Services)	1,306,938
37,175	Commonwealth Bank of Australia (Financials, Commercial Banks)	1,930,407
26,372	Macquarie Group Limited (Financials, Capital Markets)	998,281
71,532	Newcrest Mining Limited (Materials, Metals & Mining)	2,958,710
72,712	Westpac Banking Corporation (Financials, Commercial Banks)	1,651,754
		10,675,029

Belgium: 0.62%
30,939	Anheuser-Busch InBev NV (Consumer Staples, Beverages)	1,769,514

Brazil: 0.45%
62,860	Banco Bradesco SA ADR (Financials, Commercial Banks)«	1,275,429

Canada: 6.87%
37,005	Agnico-Eagle Mines Limited (Materials, Metals & Mining)«	2,838,284
113,030	Brookfield Asset Management Incorporated (Financials, Real Estate Management & Development)	3,762,769
66,997	Canadian Natural Resources Limited (Energy, Oil, Gas & Consumable Fuels)	2,988,351
69,177	EnCana Corporation (Energy, Oil, Gas & Consumable Fuels)	2,023,895
36,659	Goldcorp Incorporated (Materials, Metals & Mining)	1,691,557
53,551	Pacific Rubiales Energy Corporation (Energy, Oil, Gas & Consumable Fuels)	1,817,707
40,343	Suncor Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	1,553,183
47,749	Teck Cominco Incorporated Limited (Materials, Metals & Mining)	2,967,324
		19,643,070

China: 5.12%
12,484	Baidu.com Incorporated ADR (Information Technology, Internet Software & Services)†	1,205,081
2,368,000	China Infrastructure Machinery Holdings Limited (Industrials, Machinery)	1,294,772
21,401	China Mobile Limited ADR (Telecommunication Services, Wireless Telecommunication Services)«	1,061,918
42,299	Netease.com Incorporated ADR (Information Technology, Internet Software & Services)†«	1,529,109
74,846	Sina Corporation (Information Technology, Internet Software & Services)†«	5,150,902
75,800	Tencent Holdings Limited (Information Technology, Internet Software & Services)	1,647,105
49,307	Vanceinfo Technologies Incorporated ADR (Information Technology, Software)†«	1,703,064
268,000	ZTE Corporation (Telecommunication Services, Wireless Telecommunication Services)	1,065,408
		14,657,359

Denmark: 0.94%
144	A.P. Moller-Maersk A/S Class B (Industrials, Marine)	1,303,940
13,713	Carlsberg A/S (Consumer Staples, Beverages)	1,373,009
		2,676,949

Finland: 0.42%
114,973	Nokia Oyj (Telecommunication Services, Diversified Telecommunication Services)†	1,189,161

France: 8.92%
23,230	Alstom RGPT (Industrials, Machinery)	1,111,623
35,168	BNP Paribas SA (Financials, Commercial Banks)	2,237,432
32,440	Carrefour SA (Consumer Staples, Food & Staples Retailing)	1,337,334
24,520	Compagnie de Saint-Gobain (Industrials, Building Products)	1,261,494
106,509	France Telecom SA (Telecommunication Services, Diversified Telecommunication Services)	2,219,605
25,294	Groupe Danone (Consumer Staples, Food Products)	1,589,293

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT International Equity Fund 13

Shares	Security Name	Value
France (continued)
17,037	LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	$2,802,561
12,410	Pernod-Ricard (Consumer Staples, Beverages)	1,166,814
100,903	Peugeot SA (Consumer Discretionary, Automobiles)	3,830,710
15,583	Pinault-Printempts-Redoute SA (Consumer Discretionary, Multiline Retail)	2,478,004
31,248	Publicis Groupe (Consumer Discretionary, Media)	1,628,511
24,149	Sanofi-Aventis SA (Health Care, Pharmaceuticals)	1,544,134
8,633	Technip SA (Energy, Energy Equipment & Services)	797,157
28,656	Total SA (Energy, Oil, Gas & Consumable Fuels)	1,518,318
		25,522,990

Germany: 9.04%
61,344	Adidas-Salomon AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,007,708
16,765	Allianz AG (Financials, Insurance)	1,992,305
22,925	BASF SE (Materials, Chemicals)†	1,828,890
33,978	Bayer AG (Health Care, Pharmaceuticals)	2,510,885
23,248	Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	1,828,252
55,431	Daimler AG (Consumer Discretionary, Automobiles)	3,757,695
16,326	Deutsche Boerse AG (Financials, Diversified Financial Services)	1,130,091
12,167	Hochtief AG (Industrials, Construction & Engineering)	1,033,082
24,223	Metro AG (Consumer Staples, Food & Staples Retailing)	1,744,052
12,044	Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	1,825,909
35,704	SAP AG (Information Technology, Software)	1,817,799
19,266	Siemens AG (Industrials, Industrial Conglomerates)	2,386,576
		25,863,244

Hong Kong: 0.44%
56,207	Hong Kong Exchanges & Clearing Limited (Financials, Diversified Financial Services)	1,274,868

India: 0.40%
22,746	ICICI Bank Limited ADR (Financials, Commercial Banks)«	1,151,857

Israel: 0.47%
26,095	Teva Pharmaceutical Industries Limited ADR (Health Care, Pharmaceuticals)«	1,360,332

Japan: 12.12%
33,600	Canon Incorporated (Information Technology, Office Electronics)	1,742,284
1,250,000	Isuzu Motors Limited (Consumer Discretionary, Automobiles)	5,681,118
103,300	Komatsu Limited (Industrials, Machinery)	3,126,101
69,700	Makita Corporation (Industrials, Machinery)	2,850,154
642,000	Nippon Yusen Kabushiki Kaisha (Industrials, Marine)	2,846,656
165,000	NKSJ Holdings Incorporated (Financials, Insurance)†	1,215,297
274,200	Nomura Holdings Incorporated (Financials, Capital Markets)	1,739,291
592,000	Sumitomo Heavy Industries Limited (Industrials, Machinery)	3,806,183
16,500	TDK Corporation (Information Technology, Electronic Equipment & Instruments)	1,148,233
19,700	Tokyo Electron Limited (Information Technology, Semiconductors & Semiconductor Equipment)	1,247,173
282,000	Toshiba Corporation (Information Technology, Computers & Peripherals)	1,535,214
63,500	Toyota Motor Corporation (Consumer Discretionary, Automobiles)	2,518,414
74,200	Uni-Charm Corporation (Consumer Discretionary, Household Products)	2,951,915
5,792	Yahoo! Japan Corporation (Information Technology, Internet Software & Services)	2,247,173
		34,655,206

Luxembourg: 0.24%
18,239	ArcelorMittal (Materials, Metals & Mining)	691,699

14 Wells Fargo Advantage VT International Equity Fund	Portfolio of Investments—December 31, 2010

Shares	Security Name	Value
Netherlands: 5.73%
38,795	ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment)	$1,498,227
132,493	ING Groep NV (Financials, Diversified Financial Services)	1,288,927
34,725	Koninklijke Philips Electronics NV (Materials, Chemicals)	1,063,557
107,567	New World Resources NV (Materials, Metals & Mining)	1,611,670
90,775	Randstad Holdings NV (Industrials, Commercial Services & Supplies)	4,791,454
81,195	Unilever NV (Consumer Staples, Food Products)	2,528,070
177,699	USG People NV (Industrials, Commercial Services & Supplies)	3,609,379
		16,391,284

Norway: 0.51%
89,713	Telenor ASA (Telecommunication Services, Diversified Telecommunication Services)	1,457,535

Singapore: 0.42%
107,000	DBS Group Holdings Limited (Financials, Commercial Banks)	1,193,938

South Korea: 1.08%
8,744	Hyundai Motor Company Limited (Consumer Discretionary, Automobiles)	1,336,756
2,083	Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	1,741,798
		3,078,554

Spain: 2.56%
153,229	Banco Bilbao Vizcaya Argentaria SA (Financials, Commercial Banks)	1,547,985
26,152	Industria de Diseno Textil SA (Consumer Discretionary, Specialty Retail)	1,958,076
73,949	Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	2,060,356
77,568	Telefonica SA (Telecommunication Services, Diversified Telecommunication Services)	1,758,492
		7,324,909

Sweden: 0.42%
61,092	Skanska AB (Industrials, Construction & Engineering)	1,210,822

Switzerland: 9.73%
57,349	ABB Limited (Industrials, Electrical Equipment)	1,277,625
44,512	Compagnie Financiere Richemont SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	2,618,353
68,513	Credit Suisse Group (Financials, Capital Markets)	2,760,305
96,383	Nestle SA (Consumer Staples, Food Products)	5,643,817
57,952	Novartis AG (Health Care, Pharmaceuticals)	3,405,842
25,532	Roche Holdings AG (Health Care, Pharmaceuticals)	3,741,052
10,294	Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,588,812
107,186	UBS AG (Financials, Capital Markets)	1,759,685
7,808	Zurich Financial Services AG (Financials, Insurance)	2,022,564
		27,818,055

United Kingdom: 23.47%
51,304	Anglo American plc (Materials, Metals & Mining)	2,668,001
164,953	Antofagasta plc (Materials, Metals & Mining)	4,145,711
941,242	Ashtead Group plc (Industrials, Trading Companies & Distributors)	2,537,290
653,546	Barclays plc (Financials, Commercial Banks)	2,666,064
54,463	BG Group plc (Health Care, Health Care Providers & Services)†	1,100,475
116,176	BHP Billiton plc (Materials, Metals & Mining)	4,620,624
488,446	BP plc (Energy, Oil, Gas & Consumable Fuels)	3,545,330
311,406	British Airways plc (Industrials, Airlines)†«	1,323,023
141,843	Burberry Group plc (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	2,485,696
171,746	Cookson Group plc (Utilities, Multi-Utilities)	1,763,259
159,318	Experian Group Limited (Financials, Diversified Financial Services)	1,982,173
1,350,516	Game Group plc (Consumer Discretionary, Specialty Retail)	1,473,912
129,495	GlaxoSmithKline plc (Health Care, Pharmaceuticals)	2,503,505

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT International Equity Fund 15

Shares	Security Name	Value
United Kingdom (continued)
883,597	Hays plc (Industrials, Commercial Services & Supplies)	$1,775,746
514,150	HSBC Holdings plc (Financials, Commercial Banks)	5,219,288
95,074	Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	1,842,496
39,589	Intertek Group plc (Industrials, Commercial Services & Supplies)	1,095,586
238,921	Kingfisher plc (Consumer Discretionary, Specialty Retail)	981,169
1,722,131	Lloyds TSB Group plc (Financials, Commercial Banks)	1,764,027
168,810	Persimmon plc (Consumer Discretionary, Household Durables)	1,096,982
71,740	Rio Tinto plc (Materials, Metals & Mining)	5,018,140
118,601	Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)	3,954,316
47,019	Standard Chartered plc (Financials, Commercial Banks)	1,264,917
113,893	Travis Perkins plc (Industrials, Trading Companies & Distributors)	1,878,696
1,156,645	Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)	2,989,912
159,395	WPP plc (Consumer Discretionary, Media)	1,962,007
147,564	Xstrata plc (Materials, Metals & Mining)	3,463,656
		67,122,001

United States: 1.76%
212,969	Monster Worldwide Incorporated (Information Technology, Internet Software & Services)†«	5,032,457

Total Common Stocks (Cost $207,285,634)		275,674,041

		Yield
Preferred Stocks: 1.85%
Germany: 1.85%
61,825	Fresenius AG (Healthcare, Healthcare Providers & Services)	1.42%	5,293,255
Total Preferred Stocks (Cost $3,303,063)			5,293,255

Short-Term Investments: 8.30%

Investment Companies: 8.30%
4,564,754	Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.14	4,564,754
19,165,760	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.27	19,165,760

Total Short-Term Investments (Cost $23,730,514)			23,730,514

Total Investments in Securities (Cost $234,319,211)*	106.53%	304,697,810

Other Assets and Liabilities, Net	(6.53)	(18,690,214)

Total Net Assets	100.00%	$286,007,596

«	All or a portion of this security is on loan.

†	Non-income earning securities.

(l)	Investment in an affiliate.

(v)	Security represents investment of cash collateral received from securities on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $236,697,347 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$72,548,816
Gross unrealized depreciation	(4,548,353)

Net unrealized appreciation	$68,000,463
The accompanying notes are an integral part of these financial statements.

16 Wells Fargo Advantage VT International Equity Fund	Statement of Assets and Liabilities—December 31, 2010

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$280,967,296
In affiliated securities, at value	23,730,514

Total investments, at value (see cost below)	304,697,810
Foreign currency, at value (see cost below)	205,881
Receivable for investments sold	1,695
Receivable for Fund shares sold	222,495
Receivable for dividends	867,056
Receivable for securities lending income	3,158

Total assets	305,998,095

Liabilities
Payable for investments purchased	219,825
Payable for Fund shares redeemed	303,508
Payable upon receipt of securities loaned	19,165,760
Investment advisory fee payable	88,735
Distribution fees payable	48,953
Due to other related parties	33,338
Accrued expenses and other liabilities	130,380

Total liabilities	19,990,499

Total net assets	$286,007,596

NET ASSETS CONSIST OF
Paid-in capital	$209,583,242
Undistributed net investment income	585,247
Accumulated net realized gains on investments	5,376,023
Net unrealized gains on investments	70,463,084

Total net assets	$286,007,596

COMPUTATION OF NET ASSET VALUE PER SHARE [1]
Net assets — Class 1	$67,659,401
Shares outstanding — Class 1	11,768,855
Net asset value per share — Class 1	$5.75
Net assets — Class 2	$218,348,195
Shares outstanding — Class 2	38,009,104
Net asset value per share — Class 2	$5.74

Total investments, at cost	$234,319,211

Securities on loan, at value	$18,532,591

Foreign currency, at cost	$192,921

1.	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Statement of Operation—For the Year Ended December 31, 2010[1]	Wells Fargo Advantage VT International Equity Fund 17

Investment income
Dividends*	$10,629,161
Income from affiliated securities	14,863
Securities lending income, net	456,618

Total investment income	11,100,642

Expenses
Investment advisory fee	2,711,729
Administration fees
Fund level	477,662
Class 1	24,100
Class 2	73,928
Distribution fees
Class 2	1,183,719
Custody and accounting fees	350,319
Professional fees	65,310
Shareholder report expenses	188,539
Trustees’ fees and expenses	24,547
Transfer agent fees	8
Other fees and expenses	54,755

Total expenses	5,154,616

Less: Fee waivers and/or expense reimbursements	(515,353)

Net expenses	4,639,263

Net investment income	6,461,379

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	66,686,579
Future transactions	(15,355,917)
Forward foreign currency contract transactions	(36,625)

Net realized gains on investments	51,294,037

Net change in unrealized gains (losses) on:
Unaffiliated securities	(68,439,640)
Forward foreign currency contract transactions	255,773

Net change in unrealized gains (losses) on investments	(68,183,867)

Net realized and unrealized gains (losses) on investments	(16,889,830)

Net decrease in net assets resulting from operations	$(10,428,451)

* Net of foreign withholding taxes of	$1,166,100

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA International Equity Fund, which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Evergreen VA International Equity Fund.
The accompanying notes are an integral part of these financial statements.

18 Wells Fargo Advantage VT International Equity Fund	Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2010[1]	December 31, 2009[1]

Operations
Net investment income	$6,461,379	$4,719,978
Net realized gains on investments	51,294,037	20,158,691
Net change in unrealized gains (losses) on investments	(68,183,867)	142,572,202

Net increase (decrease) in net assets resulting from operations	(10,428,451)	167,450,871

Distributions to shareholders from
Net investment income
Class 1	(634,631)	(2,183,758)
Class 2	(6,829,353)	(3,545,799)
Net realized gains
Class 1	(2,275,564)	0
Class 2	(14,614,363)	0

Total distributions to shareholders	(24,353,911)	(5,729,557)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	1,134,578	8,695,259	954,664	8,954,470
Class 2	9,758,149	75,995,758	83,166,142	730,867,045

		84,691,017		739,821,515

Reinvestment of distributions
Class 1	285,379	2,910,195	297,921	2,183,758
Class 2	2,088,525	21,443,716	485,726	3,545,799

		24,353,911		5,729,557

Payment for shares redeemed
Class 1	(2,836,858)	(20,254,823)	(2,159,169)	(19,266,378)
Class 2	(79,487,176)	(745,184,963)	(5,456,291)	(55,438,906)

		(765,439,786)		(74,705,284)

Net asset value of shares issued in acquisition
Class 2		16,640,001		0

Net increase (decrease) in net assets resulting from capital share transactions		(639,754,857)		670,845,788

Total increase (decrease) in net assets		(674,537,219)		832,567,102

Net assets
Beginning of period		960,544,815		127,977,713

End of period		$286,007,596		$960,544,815

Undistributed net investment income		$585,247		$1,800,906

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA International Equity Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 are those of Evergreen VA International Equity Fund.
The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

20 Wells Fargo Advantage VT International Equity Fund[4]	Financial Highlights

	Beginning		Net Realized	Distributions
	Net Asset	Net	and Unrealized	from Net	Distributions
	Value Per	Investment	Gains (Losses)	Investment	from Net
	Share	Income	on Investments	Income	Realized Gains

Class 1
January 1, 2010 to December 31, 2010	$5.15	0.053	0.78	(0.05)	(0.18)
January 1, 2009 to December 31, 2009	$4.64	0.113	0.55	(0.15)	0.00
January 1, 2008 to December 31, 2008	$8.14	0.203	(3.52)	0.00	(0.18)
January 1, 2007 to December 31, 2007	$7.82	0.16	1.02	(0.20)	(0.66)
January 1, 2006 to December 31, 2006	$6.91	0.18	1.41	(0.28)	(0.40)

Class 2
January 1, 2010 to December 31, 2010	$5.15	0.063	0.75	(0.04)	(0.18)
January 1, 2009 to December 31, 2009	$4.64	0.043	0.62	(0.15)	0.00
January 1, 2008 to December 31, 2008	$8.15	0.183	(3.51)	0.00	(0.18)
January 1, 2007 to December 31, 2007	$7.84	0.14	1.01	(0.18)	(0.66)
January 1, 2006 to December 31, 2006	$6.93	0.17	1.40	(0.26)	(0.40)

1.	Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. 2. Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

3.	Calculated based upon average shares outstanding.

4.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA International Equity Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 are those of Evergreen VA International Equity Fund. The per share information has been adjusted to give effect to this transaction.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage VT International Equity Fund[4] 21

Ending
Net Asset	Ratio to Average Net Assets				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)

$5.75	1.04%	0.85%	0.66%	16.79%	60%	$67,659
$5.15	2.31%	0.68%	0.68%	15.95%	205%	$69,407
$4.64	3.02%	0.67%	0.67%	(41.49)%	127%	$71,286
$8.14	2.01%	0.63%	0.63%	15.00%	58%	$190,766
$7.82	2.53%	0.68%	0.68%	23.16%	74%	$175,518

$5.74	1.22%	0.97%	0.89%	16.50%	60%	$218,348
$5.15	0.70%	0.89%	0.89%	15.47%	205%	$891,137
$4.64	2.74%	0.92%	0.92%	(41.60)%	127%	$56,692
$8.15	1.75%	0.88%	0.88%	14.73%	58%	$118,843
$7.84	2.28%	0.93%	0.93%	22.89%	74%	$109,836

22 Wells Fargo Advantage VT International Equity Fund	Notes to Financial Statements
1. ORGANIZATION
Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT International Equity Fund (the “Fund”) (formerly, Wells Fargo Advantage VT International Core Fund) which is a diversified series of the Trust.
Effective at the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA International Equity Fund. Evergreen VA International Equity Fund became the accounting and performance survivor in the transaction. As a result, the accounting and performance history of Evergreen VA International Equity Fund has been carried forward in the financial statements contained herein.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Valuation Procedures.
Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.
Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.
Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar

Notes to Financial Statements	Wells Fargo Advantage VT International Equity Fund 23
equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.
The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.
Forward foreign currency contracts
The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.
Security loans
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.
Futures contracts
The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.
Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

24 Wells Fargo Advantage VT International Equity Fund	Notes to Financial Statements
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At December 31, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gains on Investment	Paid-in Capital
$(383,484)	$6,139,862	$(5,756,378)
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
As of December 31, 2010, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $4,670,848 expiring in 2017.
Class allocations
The separate classes of shares offered by the Fund differ principally in distribution and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

Notes to Financial Statements	Wells Fargo Advantage VT International Equity Fund 25
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
▪	Level 1 — quoted prices in active markets for identical securities

▪	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of December 31, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total
Equity securities
Common stocks	$275,674,041	$0	$0	$275,674,041
Preferred stocks	5,293,255	0	0	5,293,255

Short-term investments
Investment companies	4,564,754	19,165,760	0	23,730,514
	$285,532,050	$19,165,760	$0	$304,697,810
Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.
At the end of the period, foreign securities valued in the amount of $194,173,484 in common stocks and $5,293,255 in preferred stocks were transferred out of Level 2 and into Level 1 since adjustments to prices of foreign securities due to movements against a specified benchmark were not necessary at December 31, 2010. Transfers in and transfers out are recognized at the end of the reporting period.
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the investment sub-adviser, who is responsible for day-to-day portfolio management of the Fund.
Pursuant to the contract, Funds Management is paid an annual investment advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. Prior to July 19, 2010, the predecessor fund, Evergreen VA International Equity Fund, paid an investment advisory fee to Evergreen Investment Management Company, LLC (“EIMC”), an affiliate of Funds Management, an annual fee which started at 0.66% and declined to 0.36% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen International Equity Fund, increased. For the year ended December 31, 2010, the investment advisory fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management to the Fund. The fees related to investment sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by the Fund to the investment adviser. Wells Capital Management Incorporated, an affiliate of Funds Management, is the investment sub-adviser to the Fund and is paid a fee by the investment adviser at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

26 Wells Fargo Advantage VT International Equity Fund	Notes to Financial Statements
Administration and transfer agent fees
The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

		Administration Fees
		(% of Average
	Average Daily Net Assets	Daily Net Assets)
Fund level	First $5 billion	0.05%
	Next $5 billion	0.04
	Over $10 billion	0.03
Class 1 and Class 2	All asset levels	0.08
Prior to July 19, 2010, the predecessor fund paid EIMC a fund level administrator fee at an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) which started at 0.10% and declined to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increased.
Funds Management and/or EIMC has contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management and/or EIMC were made first from fund level expenses on a proportionate basis and then from class specific expenses.
Prior to July 19, 2010, the predecessor fund paid Evergreen Service Company, LLC, an affiliate of EIMC and a subsidiary of Wells Fargo, a transfer and dividend disbursing agent fee.
Distribution fees
The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets. Prior to July 19, 2010, Class 2 shares of the predecessor fund also paid distribution fees at an annual rate of 0.25% of its average daily net assets.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended December 31, 2010 were $297,779,286 and $978,455,434, respectively.
6. DERIVATIVE TRANSACTIONS
During the year ended December 31, 2010, the Fund entered into long futures contracts to gain market exposure.
As of December 31, 2010, the Fund did not have any open futures contracts but had an average contract amount of $13,818,138 in long futures contracts during the year ended December 31, 2010.
During the year ended December 31, 2010, the Fund entered into forward foreign currency exchange contracts for hedging purposes.
As of December 31, 2010, the Fund did not have any open forward foreign currency exchange contracts but had average market values of $39,214,414 and $59,401,500 in forward foreign currency exchange contracts to buy and forward foreign currency exchange contracts to sell, respectively, during the year ended December 31, 2010.
The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

Notes to Financial Statements	Wells Fargo Advantage VT International Equity Fund 27
7. ACQUISITION
After the close of business July 16, 2010, the Fund (named Wells Fargo Advantage VT International Core Fund at the time of the reorganization), which is the legal survivor, acquired the net assets of Evergreen VA International Equity Fund, the accounting and performance survivor. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen VA International Equity Fund. Shareholders holding Class 1 and Class 2 shares of Evergreen VA International Equity Fund received Class 1 and Class 2, respectively, of the Fund in the reorganization. The exchange ratios and number of shares issued to the Evergreen VA International Equity Fund were as follows:

Acquired Fund	Exchange Ratio	Number of Shares Issued
Evergreen VA International Equity Fund	2.07	12,919,350 Class 1
	2.06	35,012,685 Class 2
The investment portfolio of the Fund with a fair value of $16,596,518, identified cost of $15,909,494 and unrealized gains of $687,024 at July 16, 2010 was the principal assets acquired by the accounting and performance survivor. The shares and net assets of the Fund immediately prior to the acquisition were 3,526,065 shares and $16,640,001, respectively. The aggregate net assets of Evergreen VA International Equity Fund immediately prior to the acquisition was $226,195,623. The aggregate net assets of the Fund immediately after the acquisition was $242,835,624. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Fund was carried forward to align ongoing reporting the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed January 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended December 31, 2010 would have been:

Net investment income	$6,329,569
Net realized and unrealized losses on investments	$(18,715,027)
Net decrease in net assets resulting from operations	$(12,385,458)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Fund that have been included in the Statement of Operations since July 19, 2010.
8. BANK BORROWINGS
The Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.
For the year ended December 31, 2010, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows: Year ended December 31,

	Year ended December 31,
	2010	2009
Ordinary Income	$7,463,984	$5,729,557
Long-term Capital Gain	16,889,927	0

28 Wells Fargo Advantage VT International Equity Fund	Notes to Financial Statements
As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term	Unrealized	Capital Loss
Income	Gain	Gains (Losses)	Carryforward
$2,216,976	$10,807,591	$68,083,669	$(4,670,848)
10. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage VT International Equity Fund 29
BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO VARIABLE TRUST:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT International Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT International Equity Fund as of December 31, 2010, the results of its operations for the year then ended, changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 25, 2011

30 Wells Fargo Advantage VT International Equity Fund	Other Information (Unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.
TAX INFORMATION
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2010. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Foreign Source Income*	Creditable Foreign Taxes Paid
$1,561,662	$122,453

*	The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Other Information (Unaudited)	Wells Fargo Advantage VT International Equity Fund 31
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Variable Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Funds Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co.
(packaging
company); Asset
Allocation Trust

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32 Wells Fargo Advantage VT International Equity Fund	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the Independent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust
Officers

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Other Information (Unaudited)	Wells Fargo Advantage VT International Equity Fund 33

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

34 Wells Fargo Advantage VT International Equity Fund	List of Abbreviations
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BART	— Bay Area Rapid Transit
BRL	— Brazil Real
CAD	— Canadian Dollar
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REITS	— Real Estate Investment Trusts
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TBA	— To Be Announced
TRAN	— Tax Revenue Anticipation Notes
TRY	— Turkish Lira
USD	— United States Dollar
XLCA	— XL Capital Assurance
ZAR	— South African Rand

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1- 800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1- 866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.
Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	200915 02-11 AVT3/AR149 12-10

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
▪	Wells Fargo Advantage VT Intrinsic Value Fund

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Contents

Letter to Shareholders	2
Performance Highlights	6

Fund Expenses	11
Portfolio of Investments	12

Financial Statements
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	26

Other Information	27

List of Abbreviations	31
The views expressed are as of December 31, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage VT Intrinsic Value Fund.
NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

WELLS FARGO
INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE
Not part of the annual report.

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $236 billion in assets under management, as of December 31, 2010.

Equity Funds

Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Growth Fund
Classic Value Fund	Growth Opportunities Fund	Small Cap Opportunities Fund
Common Stock Fund	Health Care Fund	Small Cap Value Fund
Core Equity Fund	Index Fund	Small Company Growth Fund
Disciplined Global Equity Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Disciplined Value Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Discovery Fund†	Intrinsic Value Fund	Social Sustainability Fund†
Diversified Equity Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified International Fund	Large Cap Core Fund	Special Small Cap Value Fund
Diversified Small Cap Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Growth Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Emerging Markets Equity Fund	Mid Cap Growth Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund

Bond Funds

Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†

Money Market Funds

100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund

Variable Trust Funds[1]

VT Core Equity Fund	VT Intrinsic Value Fund	VT Small Cap Value Fund
VT Discovery Fund†	VT Omega Growth Fund	VT Total Return Bond Fund
VT Index Asset Allocation Fund	VT Opportunity Fund†
VT International Equity Fund	VT Small Cap Growth Fund
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage VT Intrinsic Value Fund	Letter to Shareholders
Karla M. Rabusch,
President
Wells Fargo Advantage Funds
The equity markets delivered strong full-year returns against the backdrop of a strengthening economy.
Dear Valued Shareholder:
We are pleased to provide you with this annual report for the Wells Fargo Advantage VT Intrinsic Value Fund for the 12 months that ended December 31, 2010. The equity markets delivered strong full-year returns against the backdrop of a strengthening economy. However, the year was not without its share of macroeconomic challenges and market volatility, once again highlighting the value of a sound, well-diversified investment strategy. As always, we believe that such a strategy can enable investors to balance risks and opportunities as they pursue long-term financial goals in a dynamic market environment.
The economic recovery stayed on track.
The U.S. economic recovery that began in the summer of 2009 gained momentum in 2010, particularly toward the end of the year. Gross domestic product (GDP) grew at an annualized rate of 3.2% in the fourth quarter of 2010—capping a streak of six consecutive quarters of positive GDP growth—and 2.9% for the full year. Although the path of recovery has been uneven at times and growth remains subpar compared with previous recoveries, the general consensus among economists is that the economy will likely avoid a double-dip recession. That said, persistent weakness in the labor and housing markets bears close watching in the months ahead.
Jobs and housing remained troublesome.
At the end of the year, the unemployment rate stood at 9.4%, down from 9.9% a year earlier, but still stubbornly high. Unfortunately, the drop may be attributable more to a decline in the labor force than a meaningful uptick in hiring. In fact, employers added just 1.1 million jobs for all of 2010, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite some tentative late-year signs of stabilization.
Other economic data were more encouraging, reflecting greater confidence in the recovery on the part of both consumers and businesses. Retail sales came in strong at certain points during the year, including the critical holiday shopping season, and industrial production and new orders have picked up. Although still reluctant to hire, businesses have gradually increased spending in other areas, such as equipment and technology. Core inflation, which excludes volatile food and energy prices, remained benign.
The Fed continued to do its part.
With inflation subdued, the Federal Reserve (the Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. In its final statement of 2010, the Fed noted that economic expansion continues to be restrained by headwinds such as high unemployment, modest income growth, lower housing wealth, and tight credit. As a result, the Fed indicated that it intends to keep short-term rates at historically low levels for as long as needed to promote a more robust recovery.

Letter to Shareholders	Wells Fargo Advantage VT Intrinsic Value Fund 3
The Fed also stated that it plans to proceed with other stimulus measures, including its second round of quantitative easing (QE2)—a plan to purchase $600 billion in long-term Treasury securities by mid-2011. The ‘preannouncement’ of QE2 in the third quarter of 2010 marked a turning point for the equity markets in that it ushered in a favorable shift in investor sentiment. By and large, investors interpreted the plan as further evidence of the Fed’s commitment to avoiding deflation and spurring economic growth.
2010 was another solid year for equities.
QE2 was certainly not the only catalyst for the equity markets during 2010. Along with more upbeat economic data, better-than-expected corporate earnings power played a role in driving stock prices higher. Throughout the year, quarterly earnings per share for the majority of companies in the S&P 500 Index consistently exceeded Wall Street estimates. As 2010 drew to a close, the midterm congressional elections and the extension of the Bush-era tax cuts provided additional tailwinds, helping the markets finish the year on a strong note.
It was the second straight year of double-digit total returns for the broad equity market indexes. The S&P 500 Index and the Dow Jones Industrial Average advanced 15.1% and 14.1%, respectively, while the tech-heavy NASDAQ Composite Index returned 18.2%. Investors were generally rewarded across the market-capitalization spectrum— with small- and mid-cap stocks outpacing large-cap stocks—as well as across most economic sectors. In terms of investment styles, growth stocks outperformed their value counterparts for the year.
To be sure, the gains were hard-earned, as the markets had to contend with numerous issues along the way, including the European sovereign debt crisis, China’s efforts to slow growth, and doubts about the sustainability of the domestic recovery. The second quarter in particular witnessed bouts of heightened market volatility, most notably the so-called “flash crash” in May. As the year progressed, however, volatility—as measured by the Chicago Board Options Exchange Volatility Index—abated amid reduced fears of a double-dip recession.
Investors should keep a long-term perspective.
In our view, the equity markets’ dramatic rebound over the past two years from a severe downturn underscores the importance of maintaining a disciplined, long-term investment strategy through changing market cycles. By staying focused on your long-term goals, you may be better positioned both to navigate falling markets and participate in rising markets.
To help you build a well-diversified strategy based on your personal objectives and risk tolerance, Wells Fargo Advantage Funds® offers more than 120 mutual funds and other investments covering a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.
Along with more upbeat economic data, better-than-expected corporate earnings power played a role in driving stock prices higher.

4 Wells Fargo Advantage VT Intrinsic Value Fund	Letter to Shareholders
Thank you for choosing Wells Fargo Advantage Funds. We appreciate your continued confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit wellsfargo.com/advantagefunds.
Sincerely,
Karla M. Rabusch
President
Wells Fargo Advantage Funds

This page is intentionally left blank.

6 Wells Fargo Advantage VT Intrinsic Value Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT Intrinsic Value Fund
INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER

Wells Fargo Funds Management, LLC
SUB-ADVISER

Metropolitan West Capital Management, Incorporated
PORTFOLIO MANAGERS

Gary Lisenbee
Jeffrey Peck
David Graham
FUND INCEPTION

May 6, 1996
PERFORMANCE SUMMARY
12 MONTH TOTAL RETURN AS OF DECEMBER 31, 2010

Class 2	13.83%
Russell 1000® Value Index[1]	15.51%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The adviser has committed, through July 18, 2013, to waive fees and/or reimburse expenses to maintain the contractual expense cap at 1.00% for Class 2 shares, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower. The Fund’s net expense ratio is 1.00% for the Class 2 shares. The Fund’s gross expense ratio is 1.11% for the Class 2 shares.

1.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage VT Intrinsic Value Fund Class 2 for the most recent ten years of the Fund with the Russell 1000® Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund 7
Wells Fargo Advantage VT Intrinsic Value Fund (continued)
MANAGER’S DISCUSSION
Fund Highlights
▪	For the 12-month period that ended December 31, 2010, the Fund underperformed its benchmark, the Russell 1000® Value Index. Unfavorable security selection was the primary source of the Fund’s underperformance.

▪	Stock selection in consumer staples, financials, and health care detracted from relative return. Meanwhile, security selection in the information technology, energy, and consumer discretionary sectors added value during the period.

▪	Amid market volatility, we continued to adhere to the same bottom-up investment process. We remained focused on identifying high-quality companies in good industries that trade at discounts to our estimates of intrinsic value and possess catalysts that we believe will cause the stock price to rise over the next three to five years.
In a strong rally, the Fund’s cash position detracted from relative results, as did positions in the consumer staples, financials, and health care sectors.
Stock selection in the consumer staples, financials, and health care sectors detracted from relative return during the 12-month period. Among the primary detractors were chocolate and confectionery maker The Hershey Company in consumer staples, Spanish bank Banco Santander S.A. in financials, and pharmaceutical firm Abbott Laboratories in health care. Meanwhile, security selection in the information technology, energy, and consumer discretionary sectors added value. Top contributors included consumer electronics firm Apple Inc. in the information technology sector, integrated energy company Hess Corporation in the energy sector, and designer Polo Ralph Lauren Corporation in the consumer discretionary sector.
Given the market’s strength over the period, cash hindered the Fund’s performance relative to its benchmark, the Russell 1000 Value Index. While the Fund’s cash position is only for transactional (as opposed to tactical allocation) purposes, cash accounted for a significant portion of the shortfall in performance. Many of the Fund’s non-U.S. holdings also detracted from performance relative to the benchmark. Nonetheless, we plan to maintain our global perspective, which we believe allows us to better understand the companies in which we invest by providing us context with respect to their worldwide competitors, suppliers, and customers.
TEN LARGEST EQUITY HOLDINGS3
(AS OF DECEMBER 31, 2010)

International Business Machines Corporation	2.64%
EMC Corporation	2.55%
Oracle Corporation	2.36%
ConocoPhillips	2.33%
Northrop Grumman Corporation	2.18%
JPMorgan Chase & Company	2.13%
eBay Incorporated	2.10%
Deere & Company	2.09%
Home Depot Incorporated	2.09%
Hess Corporation	2.07%

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

8 Wells Fargo Advantage VT Intrinsic Value Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT Intrinsic Value Fund (continued)
The Fund’s positioning relative to the index shifted moderately during the period.
Metropolitan West Capital Management, Incorporated began managing the Fund on July 16, 2010. During the nearly six months that we managed the Fund, we added a few high-quality investments to its holdings and divested a few positions that met our sell discipline criteria. However, given our long-term investment perspective, portfolio turnover was less than 10% during the time that we managed the Fund.
As a result of stock price movements and a few trades, the positioning of the Fund relative to the benchmark shifted moderately. The Fund’s significant overweight in consumer staples decreased slightly, as we sold the Fund’s position in cosmetic producer L’Oreal Company. Within the information technology sector, a new purchase of online marketplace provider eBay Inc. increased the Fund’s overweight in this sector. Meanwhile, the Fund’s underweight in utilities increased moderately due to a reduction in the exposure to natural gas and electric holding company Dominion Resources Incorporated. Finally, the purchase of upscale retailer Nordstrom Incorporated augmented the Fund’s exposure to the consumer discretionary sector, resulting in a modest increase in the Fund’s overweight. In all cases, trades were made based on fundamental, bottom-up research, rather than top-down sector allocation decisions.
Despite challenges, we see several bright spots within the global economy.
In all economic recoveries, there are opposing forces at work. The current recovery is no exception. The factors that we identify as potentially weighing on a more robust expansion include consumer deleveraging (though this could have beneficial long-term consequences) and, until recently, sluggish employment and wage growth. Furthermore, state and local governments are facing fiscal restraints that are causing them to delay or curtail spending; even the federal government could move into deficit-reduction mode.
Despite these constraints, however, we see several bright spots within the global economy. Corporate balance sheets are, on average, highly liquid after companies spent several years scaling back capital and other expenditures. In late 2010, we began to see U.S. corporations loosen their purse strings. In typical economic cycles, subsequent to hoarding cash during and immediately after a recession,

4.	Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund 9
Wells Fargo Advantage VT Intrinsic Value Fund (continued)
company management teams will first increase capital expenditures and then begin expanding employment. We see no reason why this cycle should prove any different. Furthermore, many emerging countries seem to be on solid financial footing and are growing at a reasonable pace, providing U.S.-based companies with sizeable export growth opportunities.
Keeping macroeconomic observations in mind, it is our objective to identify companies that have the ability to transcend the economic environment and prosper via their own internal strategies in whatever economic scenario should arise. We continue to believe that the current global economic environment favors our research-intensive investment process, which should enable us to add value for our shareholders over a complete market cycle.

10 Wells Fargo Advantage VT Intrinsic Value Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT Intrinsic Value Fund (continued)
AVERAGE ANNUAL TOTAL RETURN (%) (AS OF DECEMBER 31, 2010)5

	Inception					Expense Ratio[6]
	Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class 2	5/6/1996	21.44	13.83	0.59	1.51	1.11%	1.00%
Russell 1000® Value Index[1]		21.74	15.51	1.28	3.26

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees and other charges that may be assessed by the participating insurance companies.

5.	Historical performance shown for Class 2 of the Fund prior to July 19, 2010 is based on the performance of the fund’s predecessor, Wells Fargo Advantage VT Equity Income Fund.

6.	Reflects the expense ratio as stated in the July 19, 2010 prospectus.

7.	The adviser has committed, through July 18, 2013, to waive fees and/or reimburse expenses to maintain the contractual expense cap at 1.00% for Class 2 shares, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower. The Fund’s net expense ratio is 1.00% for Class 2 shares. The Fund’s gross expense ratio is 1.11% for Class 2 shares.

Fund Expenses (Unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund 11
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2010 to December 31, 2010.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	07-01-2010	12-31-2010	the Period[1]	Expense Ratio
Class 2
Actual	$1,000.00	$1,214.39	$5.64	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$5.15	1.00%

1.	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

12 Wells Fargo Advantage VT Intrinsic Value Fund	Portfolio of Investments—December 31, 2010

Shares	Security Name	Value
Common Stocks: 94.74%

Consumer Discretionary: 10.55%

Media: 2.57%
47,000	Time Warner Incorporated	$1,511,990

Multiline Retail: 2.94%
29,000	JCPenney Company Incorporated«	936,990
18,770	Nordstrom Incorporated«	795,473
		1,732,463

Specialty Retail: 2.68%
45,000	Home Depot Incorporated«	1,577,700

Textiles, Apparel & Luxury Goods: 2.36%
12,500	Polo Ralph Lauren Corporation	1,386,500

Consumer Staples: 12.64%

Beverages: 2.34%
18,500	Diageo plc ADR«	1,375,105

Food & Staples Retailing: 1.82%
47,700	Safeway Incorporated«	1,072,773

Food Products: 8.48%
59,200	ConAgra Foods Incorporated	1,336,736
27,000	H.J. Heinz Company«	1,335,420
24,800	The Hershey Company«	1,169,320
36,600	Unilever NV«	1,149,240
		4,990,716

Energy: 9.51%

Energy Equipment & Services: 2.17%
56,000	Weatherford International Limited†	1,276,800

Oil, Gas & Consumable Fuels: 7.34%
25,900	ConocoPhillips	1,763,790
20,500	Hess Corporation	1,569,070
27,200	QEP Resources Incorporated	987,632
		4,320,492

Financials: 15.46%

Capital Markets: 1.44%
46,900	Charles Schwab Corporation	802,459
760	Northern Trust Corporation	42,190
		844,649

Commercial Banks: 9.31%
108,168	Banco Santander Central Hispano SA ADR«	1,151,989
37,000	East West Bancorp Incorporated	723,350
16,000	M&T Bank Corporation	1,392,800
204,200	Mitsubishi UFJ Financial Group Incorporated ADR«	1,104,722
45,640	Zions Bancorporation«	1,105,857
		5,478,718

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Intrinsic Value Fund 13

Shares	Security Name	Value
Diversified Financial Services: 4.71%
87,100	Bank of America Corporation	$1,161,914
37,900	JPMorgan Chase & Company	1,607,718
		2,769,632

Health Care: 8.31%

Health Care Equipment & Supplies: 4.38%
26,800	Baxter International Incorporated	1,356,616
21,900	Hospira Incorporated«†	1,219,611
		2,576,227

Pharmaceuticals: 3.93%
26,300	Abbott Laboratories	1,260,033
30,100	Eli Lilly & Company	1,054,704
		2,314,737

Industrials: 10.39%

Aerospace & Defense: 5.22%
21,700	Boeing Company	1,416,142
25,500	Northrop Grumman Corporation«	1,651,890
		3,068,032

Machinery: 5.17%
19,000	Deere & Company	1,577,950
20,500	SPX Corporation«	1,465,545
		3,043,495

Information Technology: 19.74%

Computers & Peripherals: 5.91%
4,800	Apple Incorporated†	1,548,288
84,300	EMC Corporation«†	1,930,470
		3,478,758

Internet Software & Services: 2.70%
57,000	eBay Incorporated†	1,586,310

IT Services: 3.39%
13,600	International Business Machines Corporation	1,995,936

Semiconductors & Semiconductor Equipment: 2.29%
41,500	Texas Instruments Incorporated	1,348,750

Software: 5.45%
28,800	Intuit Incorporated«†	1,419,840
57,000	Oracle Corporation	1,784,100
		3,203,940

Materials: 2.41%

Chemicals: 2.41%
41,500	Dow Chemical Company	1,416,810

Telecommunication Services: 2.11%

Wireless Telecommunication Services: 2.11%
47,000	Vodafone Group plc ADR«	1,242,210

14 Wells Fargo Advantage VT Intrinsic Value Fund	Portfolio of Investments—December 31, 2010

Shares	Security Name				Value
Utilities: 3.62%

Electric Utilities: 2.11%
23,800	Nextera Energy Incorporated				$1,237,362

Gas Utilities: 0.91%
30,740	Questar Corporation«				535,183

Multi-Utilities: 0.60%
8,280	Dominion Resources Incorporated				353,722

Total Common Stocks (Cost $48,289,495)					55,739,010

Principal			Interest Rate	Maturity Date
Short-Term Investments: 33.82%

Corporate Bonds and Notes: 0.07%
$36,529	Gryphon Funding Limited(a)(v)(i)		0.00%	08/05/2011	14,838
48,048	VFNC Corporation(a)††(v)(i)±		0.26	09/29/2011	26,907
					41,745

Shares			Yield
Investment Companies: 33.75%
3,182,906	Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)		0.14		3,182,906
16,669,068	Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)		0.27		16,669,068
					19,851,974

Total Short-Term Investments (Cost $19,878,399)					19,893,719

Total Investments in Securities (Cost $68,167,894)*		128.56%			75,632,729

Other Assets and Liabilities, Net		(28.56)			(16,800,862)

Total Net Assets		100.00%			$58,831,867

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

(I)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

(i)	Illiquid security for which the designation as illiquid is unaudited.

±	Variable rate investments.

*	Cost for federal income tax purposes is $68,313,167 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$9,103,394
Gross unrealized depreciation	(1,783,832)

Net unrealized appreciation	$7,319,562
The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—December 31, 2010	Wells Fargo Advantage VT Intrinsic Value Fund 15

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$55,780,755
In affiliated securities, at value	19,851,974

Total investments, at value (see cost below)	75,632,729
Receivable for investments sold	29,161
Receivable for Fund shares sold	649
Receivable for dividends	71,261
Receivable for securities lending income	1,243
Prepaid expenses and other assets	1,014

Total assets	75,736,057

Liabilities
Payable for investments purchased	82,045
Payable for Fund shares redeemed	49,701
Payable upon receipt of securities loaned	16,695,493
Investment advisory fee payable	24,451
Distribution fees payable	13,245
Due to other related parties	6,886
Accrued expenses and other liabilities	32,369

Total liabilities	16,904,190

Total net assets	$58,831,867

NET ASSETS CONSIST OF
Paid-in capital	$63,154,118
Undistributed net investment income	285,415
Accumulated net realized losses on investments	(12,072,501)
Net unrealized gains on investments	7,464,835

Total net assets	$58,831,867

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets — Class 2	$58,831,867
Shares outstanding — Class 2	4,611,599
Net asset value per share — Class 2	$12.76

Total investments, at cost	$68,167,894

Securities on loan, at value	$16,329,441

1.	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

16 Wells Fargo Advantage VT Intrinsic Value Fund[1]	Statement of Operations—For the Year Ended December 31, 2010

Investment income
Dividends*	$1,199,979
Income from affiliated securities	3,035
Securities lending income, net	9,920

Total investment income	1,212,934

Expenses
Investment advisory fee	291,718
Administration fees
Fund level	55,640
Class 2[2]	21,254
Distribution fees
Class 2[2]	132,599
Custody and accounting fees	12,263
Professional fees	36,388
Shareholder report expenses	20,705
Trustees’ fees and expenses	12,252
Other fees and expenses	3,563

Total expenses	586,382

Less: Fee waivers and/or expense reimbursements	(55,985)

Net expenses	530,397

Net investment income	682,537

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on unaffiliated securities	(1,767,637)
Net change in unrealized gains (losses) on unaffiliated securities	9,056,350

Net realized and unrealized gains (losses) on investments	7,288,713

Net increase in net assets resulting from operations	$7,971,250

* Net of foreign withholding taxes of	$8,387

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund. Wells Fargo Advantage VT Equity Income Fund became the accounting and performance survivor in this transaction. The information for the period prior to July 19, 2010 is that of Wells Fargo Advantage VT Equity Income Fund.

2.	After the close of business on July 16, 2010, existing shares of the predecessor fund were renamed Class 2 shares.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage VT Intrinsic Value Fund 17

	Year Ended		Year Ended
	December 31, 2010[1]		December 31, 2009[1]

Operations
Net investment income		$682,537		$887,311
Net realized losses on investments		(1,767,637)		(321,306)
Net change in unrealized gains (losses) on investments		9,056,350		7,608,040

Net increase in net assets resulting from operations		7,971,250		8,174,045

Distributions to shareholders from
Net investment income — Class 2[2]		(413,858)		(910,236)

	Shares		Shares
Capital shares transactions
Proceeds from shares sold — Class 2[2]	4,130,068	45,177,175	1,577,619	14,938,428
Reinvestment of distributions — Class 2[2]	36,555	413,858	91,826	910,236
Payment for shares redeemed — Class 2[2]	(5,578,424)	(61,920,948)	(1,255,724)	(12,123,032)
Net asset value of shares issued in acquisitions — Class 2	1,211,148	13,163,306	0	0

Net increase (decrease) in net assets resulting from capital share transactions		(3,166,609)		3,725,632

Total increase in net assets		4,390,783		10,989,441

Net assets
Beginning of period		54,441,084		43,451,643

End of period		$58,831,867		$54,441,084

Undistributed net investment income		$285,415		$5,009

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund. Wells Fargo Advantage VT Equity Income Fund became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Wells Fargo Advantage VT Equity Income Fund.

2.	After the close of business on July 16, 2010, existing shares of the predecessor fund were renamed Class 2 shares.
The accompanying notes are an integral part of these financial statements.

18 Wells Fargo Advantage VT Intrinsic Value Fund[1]	Financial Highlights

	Beginning		Net Realized	Distributions
	Net Asset	Net	and Unrealized	from Net	Distributions
	Value Per	Investment	Gains (Losses)	Investment	from Net
	Share	Income	on Investments	Income	Realized Gains

Class 2[3]
January 1, 2010 to December 31, 2010	$11.31	0.16	1.39	(0.10)	0.00
January 1, 2009 to December 31, 2009	$9.88	0.19	1.44	(0.20)	0.00
January 1, 2008 to December 31, 2008	$18.74	0.30	(6.46)	(0.28)	(2.42)
January 1, 2007 to December 31, 2007	$19.75	0.30	0.33	(0.30)	(1.34)
January 1, 2006 to December 31, 2006	$16.96	0.28	2.83	(0.28)	(0.04)

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund. Wells Fargo Advantage VT Equity Income Fund became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Wells Fargo Advantage VT Equity Income Fund.

2.	Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown.

3.	After the close of business on July 16, 2010, existing shares of the predecessor fund were renamed Class 2 shares.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage VT Intrinsic Value Fund 19

Ending
Net Asset	Ratio to Average Net Assets				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income	Expenses	Expenses	Return[2]	Rate	(000’s omitted)

$12.76	1.29%	1.10%	1.00%	13.83%	72%	$58,832
$11.31	1.94%	1.18%	1.00%	16.86%	16%	$54,441
$ 9.88	1.95%	1.15%	1.00%	(36.47)%	9%	$43,452
$18.74	1.49%	1.05%	1.00%	2.80%	20%	$94,097
$19.75	1.53%	1.04%	1.00%	18.55%	14%	$116,232

20 Wells Fargo Advantage VT Intrinsic Value Fund	Notes to Financial Statements
1. ORGANIZATION
Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Intrinsic Value Fund (the “Fund”) which is a diversified series of the Trust.
After the close of business on July 16, 2010, the net assets of Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund were acquired by the Fund, which was created to receive the assets of Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund, in an exchange for shares of the Fund. Wells Fargo Advantage VT Equity Income Fund became the accounting and performance survivor in the reorganizations and as a result the accounting and performance history of Wells Fargo Advantage VT Equity Income Fund has been carried forward in the financial statements contained herein.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Valuation Procedures.
Debt securities of sufficient credit quality with original maturities of 60 days or less and any collateral received from securities lending invested in securities generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.
Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Security loans
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to Financial Statements	Wells Fargo Advantage VT Intrinsic Value Fund 21
The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.
Prior to April 1, 2010, Wells Fargo Bank, N.A. acted as the securities lending agent for the predecessor Fund and was entitled to receive for its services 25% of the revenues earned on the securities lending activities. For the year ended December 31, 2010, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. had the impact of increasing securities lending income on the Statement of Operations. The value of the securities on loan and the liability to return the collateral are shown on the Statement of Assets and Liabilities.
In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. As a result of the reorganizations on July 16, 2010, the Fund holds securities related to defaulted or impaired structured investment vehicles. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the predecessor Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating fund’s percentage ownership of the joint account as of such date.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At December 31, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed	Accumulated Net
Net Investment	Realized Losses
Income	on Investments	Paid-in Capital
$11,727	$(945)	$(10,782)

22 Wells Fargo Advantage VT Intrinsic Value Fund	Notes to Financial Statements
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns (including those of the predecessor funds) for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
At December 31, 2010, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Expiration
2015	2016	2017
$3,869,744	$4,073,329	$3,984,155
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
▪	Level 1 — quoted prices in active markets for identical securities
▪	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
▪	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of December 31, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total
Equity securities
Common stocks	$55,739,010	$0	$0	$55,739,010
Short-term investments
Corporate bonds and notes	0	0	41,745	41,745
Investment companies	3,182,906	16,669,068	0	19,851,974
Total	$58,921,916	$16,669,068	$41,745	$75,632,729
Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Notes to Financial Statements	Wells Fargo Advantage VT Intrinsic Value Fund 23
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate bonds
and notes
Balance as of December 31, 2009	$25,045
Realized gains (losses)	0
Change in unrealized gains (losses)	7,296
Purchases	0
Sales	(10,039)
Transfers into Level 3	0
Transfers out of Level 3	0
Transfers in from acquisitions	19,443
Balance as of December 31, 2010	$41,745
Change in unrealized gains (losses) included in earnings relating to securities still held at December 31, 2010	$3,148
Transfers in and out of Level 3 are recognized at the end of the reporting period.
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the investment sub-adviser, who is responsible for day-to-day portfolio management of the Fund.
Pursuant to the contract, Funds Management is paid an annual investment advisory fee starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase. Prior to July 19, 2010, the predecessor fund, Wells Fargo Advantage VT Equity Income Fund, paid an investment advisory fee to Funds Management at the same rates. For the year ended December 31, 2010, the investment advisory fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management to the Fund. The fees related to investment sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by the Fund to the investment adviser. Metropolitan West Capital Management, LLC, a subsidiary of Wells Fargo, is the investment sub-adviser to the Fund and is paid a fee by the investment adviser at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase. Prior to July 19, 2010, Wells Capital Management, an affiliate of Funds Management, was the investment sub-adviser to the predecessor fund and was also paid by the investment adviser.
Administration and transfer agent fees
The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

		Administration Fees
		(% of Average
	Average Daily Net Assets	Daily Net Assets)
Fund level	First $5 billion	0.05%
	Next $5 billion	0.04
	Over $10 billion	0.03
Class 2	All asset levels	0.08
Prior to July 19, 2010, Funds Management received from the predecessor fund an annual fee which started at 0.16% and declined to 0.14% as the average daily net assets increased.

24 Wells Fargo Advantage VT Intrinsic Value Fund	Notes to Financial Statements
Funds Management has contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.
Distribution fees
The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets. Prior to July 19, 2010, Class 2 shares of the predecessor fund paid distribution fees at the same rate.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended December 31, 2010 were $36,898,481 and $55,472,786, respectively.
6. ACQUISITIONS
After the close of business on July 16, 2010, the Fund acquired the net assets of Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund. The purpose of the transactions was to combine three funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund. Existing shareholders of Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund received Class 2 shares of the Fund in the reorganizations. The Fund was newly created to receive the assets and shares of Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund. Wells Fargo Advantage VT Equity Income Fund became the accounting and performance survivor in the reorganizations. The investment portfolio of Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund with fair values of $40,288,244 and $13,109,804, respectively, and identified costs of $40,252,417 and $13,443,290, respectively, at July 16, 2010, were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized gains and losses acquired, exchange ratio and number of shares issued were as follows:

	Value of Net	Unrealized	Exchange	Number of
Acquired Fund	Assets Acquired	Gains (Losses)	Ratio	Shares Issued
Wells Fargo Advantage VT Equity Income Fund	$40,386,838	$35,827	1.00	3,715,958 Class 2
Wells Fargo Advantage VT C&B Large Cap Value Fund	13,163,306	(333,486)	0.79	1,211,148 Class 2
The aggregate net assets of the Fund immediately after the acquisitions were $53,550,144.
Assuming the acquisitions had been completed January 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended December 31, 2010 would have been

Net investment income	$772,583
Net realized and unrealized gains (losses) on investments	$7,077,595
Net increase in net assets resulting from operations	$7,850,178
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage VT C&B Large Cap Value Fund that have been included in the Fund’s Statement of Operations since July 19, 2010.

Notes to Financial Statements	Wells Fargo Advantage VT Intrinsic Value Fund 25
7. BANK BORROWINGS
The Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.
For the year ended December 31, 2010, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Year ended December 31,
	2010	2009
Ordinary Income	$413,858	$910,236
As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary	Unrealized	Capital Loss
Income	Gains (Losses)	Carryforward
$285,415	$7,319,562	$(11,927,228)
9. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26 Wells Fargo Advantage VT Intrinsic Value Fund	Report of Independent Registered Public Accounting Firm
BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO VARIABLE TRUST:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Intrinsic Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Intrinsic Value Fund as of December 31, 2010, the results of its operations for the year then ended, changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 25, 2011

Other Information (Unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund 27
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

28 Wells Fargo Advantage VT Intrinsic Value Fund	Other Information (Unaudited)
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Variable Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Funds Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund 29

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the Independent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

30 Wells Fargo Advantage VT Intrinsic Value Fund	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

List of Abbreviations	Wells Fargo Advantage VT Intrinsic Value Fund 31
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	—	Association of Bay Area Governments
ADR	—	American Depositary Receipt
ADS	—	American Depository Shares
AMBAC	—	American Municipal Bond Assurance Corporation
AMT	—	Alternative Minimum Tax
ARM	—	Adjustable Rate Mortgages
AUD	—	Australian Dollar
BART	—	Bay Area Rapid Transit
BRL	—	Brazil Real
CAD	—	Canadian Dollar
CDA	—	Community Development Authority
CDO	—	Collateralized Debt Obligation
CDSC	—	Contingent Deferred Sales Charge
CGIC	—	Capital Guaranty Insurance Company
CGY	—	Capital Guaranty Corporation
CHF	—	Swiss Franc
CIFG	—	CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	—	Certificate of Participation
CP	—	Commercial Paper
CTF	—	Common Trust Fund
DEM	—	Deutsche Mark
DKK	—	Danish Krone
DW&P	—	Department of Water & Power
DWR	—	Department of Water Resources
ECFA	—	Educational & Cultural Facilities Authority
EDFA	—	Economic Development Finance Authority
ETET	—	Eagle Tax-Exempt Trust
ETF	—	Exchange-Traded Fund
EUR	—	Euro
FFCB	—	Federal Farm Credit Bank
FGIC	—	Financial Guaranty Insurance Corporation
FHA	—	Federal Housing Authority
FHAG	—	Federal Housing Agency
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FRF	—	French Franc
FSA	—	Farm Service Agency
GBP	—	Great British Pound
GDR	—	Global Depositary Receipt
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
HCFR	—	Healthcare Facilities Revenue
HEFA	—	Health & Educational Facilities Authority
HEFAR	—	Higher Education Facilities Authority Revenue
HFA	—	Housing Finance Authority
HFFA	—	Health Facilities Financing Authority
HKD	—	Hong Kong Dollar
HUD	—	Housing & Urban Development
HUF	—	Hungarian Forint
IDA	—	Industrial Development Authority
IDAG	—	Industrial Development Agency
IDR	—	Industrial Development Revenue
IEP	—	Irish Pound
JPY	—	Japanese Yen
KRW	—	Republic of Korea Won
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LLP	—	Limited Liability Partnership
LOC	—	Letter of Credit
LP	—	Limited Partnership
MBIA	—	Municipal Bond Insurance Association
MFHR	—	Multi-Family Housing Revenue
MFMR	—	Multi-Family Mortgage Revenue
MMD	—	Municipal Market Data
MTN	—	Medium Term Note
MUD	—	Municipal Utility District
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NATL-RE	—	National Public Finance Guarantee Corporation
NLG	—	Netherlands Guilder
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PCFA	—	Pollution Control Finance Authority
PCR	—	Pollution Control Revenue
PFA	—	Public Finance Authority
PFFA	—	Public Facilities Financing Authority
plc	—	Public Limited Company
PLN	—	Polish Zloty
PSFG	—	Public School Fund Guaranty
R&D	—	Research & Development
RDA	—	Redevelopment Authority
RDFA	—	Redevelopment Finance Authority
REITS	—	Real Estate Investment Trusts
SEK	—	Swedish Krona
SFHR	—	Single Family Housing Revenue
SFMR	—	Single Family Mortgage Revenue
SGD	—	Singapore Dollar
SKK	—	Slovakian Koruna
SLMA	—	Student Loan Marketing Association
SPDR	—	Standard & Poor’s Depositary Receipts
STIT	—	Short-Term Investment Trust
TBA	—	To Be Announced
TRAN	—	Tax Revenue Anticipation Notes
TRY	—	Turkish Lira
USD	—	United States Dollar
XLCA	—	XL Capital Assurance
ZAR	—	South African Rand

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More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	200916 02-11
AVT4/AR150 12-10

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
•	Wells Fargo Advantage VT Omega Growth Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery
The views expressed are as of December 31, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage VT Omega Growth Fund.
NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSS VALUE

WELLS FARGO INVESTMENT HISTORY
1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSS VALUE
Not part of the annual report.

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $236 billion in assets under management, as of December 31, 2010.
Equity Funds

Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Growth Fund
Classic Value Fund	Growth Opportunities Fund	Small Cap Opportunities Fund
Common Stock Fund	Health Care Fund	Small Cap Value Fund
Core Equity Fund	Index Fund	Small Company Growth Fund
Disciplined Global Equity Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Disciplined Value Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Discovery Fund†	Intrinsic Value Fund	Social Sustainability Fund†
Diversified Equity Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified International Fund	Large Cap Core Fund	Special Small Cap Value Fund
Diversified Small Cap Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Growth Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Emerging Markets Equity Fund	Mid Cap Growth Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds

Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds

Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†
Money Market Funds

100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds1

VT Core Equity Fund	VT Intrinsic Value Fund	VT Small Cap Value Fund
VT Discovery Fund†	VT Omega Growth Fund	VT Total Return Bond Fund
VT Index Asset Allocation Fund	VT Opportunity Fund†
VT International Equity Fund	VT Small Cap Growth Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage VT Omega Growth Fund	Letter to Shareholders
Karla M. Rabusch,
President
Wells Fargo Advantage Funds
The equity markets delivered strong full-year returns against the backdrop of a strengthening economy.
Dear Valued Shareholder:
We are pleased to provide you with this annual report for the Wells Fargo Advantage VT Omega Growth Fund for the 12 months that ended December 31, 2010. The equity markets delivered strong full-year returns against the backdrop of a strengthening economy. However, the year was not without its share of macroeconomic challenges and market volatility, once again highlighting the value of a sound, well-diversified investment strategy. As always, we believe that such a strategy can enable investors to balance risks and opportunities as they pursue long-term financial goals in a dynamic market environment.
The economic recovery stayed on track.
The U.S. economic recovery that began in the summer of 2009 gained momentum in 2010, particularly toward the end of the year. Gross domestic product (GDP) grew at an annualized rate of 3.2% in the fourth quarter of 2010—capping a streak of six consecutive quarters of positive GDP growth—and 2.9% for the full year. Although the path of recovery has been uneven at times and growth remains subpar compared with previous recoveries, the general consensus among economists is that the economy will likely avoid a double-dip recession. That said, persistent weakness in the labor and housing markets bears close watching in the months ahead.
Jobs and housing remained troublesome.
At the end of the year, the unemployment rate stood at 9.4%, down from 9.9% a year earlier, but still stubbornly high. Unfortunately, the drop may be attributable more to a decline in the labor force than a meaningful uptick in hiring. In fact, employers added just 1.1 million jobs for all of 2010, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite some tentative late-year signs of stabilization.
Other economic data were more encouraging, reflecting greater confidence in the recovery on the part of both consumers and businesses. Retail sales came in strong at certain points during the year, including the critical holiday shopping season, and industrial production and new orders have picked up. Although still reluctant to hire, businesses have gradually increased spending in other areas, such as equipment and technology. Core inflation, which excludes volatile food and energy prices, remained benign.
The Fed continued to do its part.
With inflation subdued, the Federal Reserve (the Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. In its final statement of 2010, the Fed noted that economic expansion continues to be restrained by headwinds such as high unemployment, modest income growth, lower housing wealth, and tight credit. As a result, the Fed indicated that it intends to keep short-term rates at historically low levels for as long as needed to promote a more robust recovery.

Letter to Shareholders	Wells Fargo Advantage VT Omega Growth Fund 3
The Fed also stated that it plans to proceed with other stimulus measures, including its second round of quantitative easing (QE2)—a plan to purchase $600 billion in long-term Treasury securities by mid-2011. The ‘preannouncement’ of QE2 in the third quarter of 2010 marked a turning point for the equity markets in that it ushered in a favorable shift in investor sentiment. By and large, investors interpreted the plan as further evidence of the Fed’s commitment to avoiding deflation and spurring economic growth.
2010 was another solid year for equities.
QE2 was certainly not the only catalyst for the equity markets during 2010. Along with more upbeat economic data, better-than-expected corporate earnings power played a role in driving stock prices higher. Throughout the year, quarterly earnings per share for the majority of companies in the S&P 500 Index consistently exceeded Wall Street estimates. As 2010 drew to a close, the midterm congressional elections and the extension of the Bush-era tax cuts provided additional tailwinds, helping the markets finish the year on a strong note.
It was the second straight year of double-digit total returns for the broad equity market indexes. The S&P 500 Index and the Dow Jones Industrial Average advanced 15.1% and 14.1%, respectively, while the tech-heavy NASDAQ Composite Index returned 18.2%. Investors were generally rewarded across the market-capitalization spectrum—with small- and mid-cap stocks outpacing large-cap stocks—as well as across most economic sectors. In terms of investment styles, growth stocks outperformed their value counterparts for the year.
To be sure, the gains were hard-earned, as the markets had to contend with numerous issues along the way, including the European sovereign debt crisis, China’s efforts to slow growth, and doubts about the sustainability of the domestic recovery. The second quarter in particular witnessed bouts of heightened market volatility, most notably the so-called “flash crash” in May. As the year progressed, however, volatility—as measured by the Chicago Board Options Exchange Volatility Index—abated amid reduced fears of a double-dip recession.
Investors should keep a long-term perspective.
In our view, the equity markets’ dramatic rebound over the past two years from a severe downturn underscores the importance of maintaining a disciplined, long-term investment strategy through changing market cycles. By staying focused on your long-term goals, you may be better positioned both to navigate falling markets and participate in rising markets.
To help you build a well-diversified strategy based on your personal objectives and risk tolerance, Wells Fargo Advantage Funds® offers more than 120 mutual funds and other investments covering a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Along with more upbeat economic data, better-than-expected corporate earnings power played a role in driving stock prices higher.

4 Wells Fargo Advantage VT Omega Growth Fund	Letter to Shareholders
Thank you for choosing Wells Fargo Advantage Funds. We appreciate your continued confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit wellsfargo.com/advantagefunds.
Sincerely,

Karla M. Rabusch
President
Wells Fargo Advantage Funds

This page is intentionally left blank.

6 Wells Fargo Advantage VT Omega Growth Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT Omega Growth Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUB-ADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGERS
Thomas J. Pence, CFA
Michael T. Smith, CFA
FUND INCEPTION
March 6, 1997
PERFORMANCE SUMMARY

12 MONTH TOTAL RETURN AS OF DECEMBER 31, 2010
Class 2	19.48%

Russell 3000® Growth Index[1]	17.64%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.
Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The adviser has committed, through July 18, 2013, to waive fees and/or reimburse expenses to maintain the contractual expense cap at 1.00% for the Class 2 shares excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower. The Fund’s net expense ratio is 1.00% for the Class 2 shares. The Fund’s gross expense ratio is 1.04% for the Class 2 shares.

1.	The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth Index or the Russell 2000 Growth Index. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage VT Omega Growth Fund Class 2 for the most recent ten years of the Fund with the Russell 3000® Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Omega Growth Fund 7
Wells Fargo Advantage VT Omega Growth Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
•	The Fund outperformed its benchmark, the Russell 3000® Growth Index[3], during the 12-month period that ended December 31, 2010, which was due to positioning in the consumer discretionary and energy sectors. Leading individual contributors were Apple Incorporated, Priceline.com Incorporated, Concho Resources Incorporated, and BorgWarner Incorporated.

•	On May 20, 2010, Thomas J. Pence, CFA, and Michael T. Smith, CFA, assumed management responsibilities for the Fund. From that point on, the Fund outperformed its benchmark due to strong stock selection in the consumer discretionary and information technology sectors. (Prior to May 20, 2010, the Fund underperformed.)
Fundamental Growth team assumed Fund management on May 20, 2010.
The management style prior to May 20, 2010, focused on high-quality companies with sustainable competitive advantages that were uniquely positioned to achieve long-term secular growth, resulting in a relatively low-turnover portfolio of 40 to 50 holdings. Since the Fundamental Growth team assumed responsibilities, the Fund has become more diversified, with more holdings and a broader market-cap exposure, in keeping with our all-cap growth investment approach. In July, the Fund’s benchmark was changed to the Russell 3000 Growth Index to reflect this all-cap approach.
The Fund is managed using the same “surround the company” investment approach that we apply to our other strategies managed by the Fundamental Growth team. We believe that equity markets are inefficient and that bottom-up stock selection supported by grassroots research can add alpha5. We seek to invest in companies with credible management and effective business models that generate strong or improving returns on invested capital.
Strong stock selection drove Fund performance from May 20 on.
Since May 20, we have benefited from strong stock selection in consumer discretionary and information technology. Auto parts suppliers TRW Automotive Holdings Corporation and BorgWarner Incorporated continued to generate strong earnings amid the rebound in domestic and international auto production. Online

TEN LARGEST EQUITY HOLDINGS[4]
(AS OF DECEMBER 31, 2010)

Apple Incorporated	4.09%
Oracle Corporation	2.17%
Cummins Incorporated	1.68%
BorgWarner Incorporated	1.68%
NetLogic Microsystems Incorporated	1.58%
ConocoPhillips	1.57%
Precision Castparts Corporation	1.54%
Amazon.com Incorporated	1.48%
Eaton Corporation	1.47%
SBA Communications Corporation Class A	1.43%

3.	On July 19, 2010, the Fund’s benchmark was changed to the Russell 3000 Growth Index to reflect the Fund’s all-cap investment approach.

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

5.	Alpha measures the excess return of an investment vehicle, such as a mutual fund, relative to the return of its benchmark, given its level of risk (as measured by beta). Alpha is based on historical performance and does not represent future results.

8 Wells Fargo Advantage VT Omega Growth Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT Omega Growth Fund (continued)
travel retailer Priceline.com delivered solid earnings and guidance with better-than-expected growth in Europe. The information technology sector was marked by increasingly selective investor behavior. While we remained focused on key growth themes of data center growth, virtualization, and smartphone adoption, performance has been driven by company-specific innovations that provide growth regardless of changes in investor sentiment. For example, F5 Networks Incorporated, a networking equipment provider, contributed through product differentiation, leading to market share gains and strong earnings growth.
The main detractor from Fund performance during the period since May 20 was Equinix Incorporated, a leading operator of offsite data centers. We believe the company is uniquely positioned for long-term growth as more companies outsource IT infrastructure and move to a “cloud computing” environment. Unfortunately, integration issues with a company acquired by Equinix Incorporated in April led to a disappointing revenue preannouncement and share price decline. We have since reassessed our thesis for Equinix Incorporated and determined that this short-term setback may not affect the company’s long-term growth potential. The market appeared to reach a similar conclusion. The stock recovered considerably from its low, yet it was still down for the period.
The Fund underperformed prior to May 20.
The Fund underperformed from January 1 until May 20—due to unfavorable stock selection in information technology and financials. Within technology, Visa declined due to the impact of potential debit interchange rate reductions, while Google shares fell—partly as a result of the company’s public debate with China. Within consumer discretionary, online retail holdings Blue Nile and Amazon.com accounted for most of the weakness in the sector. Blue Nile’s underperformance was partially attributable to concerns about strength in its end markets. Amazon.com struggled when the firm’s forward earnings guidance came in below consensus estimates.
We are optimistic entering 2011.
As we proceed into 2011, many companies exhibit sound balance sheets, strong free cash flows, and reasonable share valuations. Accordingly, we remain upbeat about prospects for continued corporate earnings growth and positive equity returns.

6.	Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Omega Growth Fund 9
Wells Fargo Advantage VT Omega Growth Fund (continued)
We believe that the long-awaited transition from government stimulus to private-sector spending is finally occurring. After years of frugality, and with new tax incentives serving as a catalyst, company management teams are beginning to invest their massive cash reserves in research and development, capital equipment, technology, and labor. As a precursor to future capital spending, share repurchases and merger and acquisition activity increased during 2010. We also believe that consumer confidence and spending will continue to improve as the labor market slowly recovers. As top-line demand picks up, many companies are poised for incremental profit margin expansion that will drive further earnings growth.
Global investors appear to be taking notice of these trends, providing a potential tailwind for U.S. stocks. In fact, we believe that we are seeing a shift from a “cyclical” to a “secular” investing environment in which investors will be more apt to reward companies with solid revenue and earnings growth. Such an environment has historically been conducive to our fundamental stock selection, or what we like to call “surrounding the company.”

10 Wells Fargo Advantage VT Omega Growth Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT Omega Growth Fund (continued)
AVERAGE ANNUAL TOTAL RETURN (%) (AS OF DECEMBER 31, 2010)7

						Expense Ratios[8]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[9]

Class 1	3/6/1997	31.03	19.79	8.31	3.98	0.79%	0.75%
Class 2	7/31/2002	30.86	19.48	8.02	3.75	1.04%	1.00%
Russell 3000® Growth Index[1]		26.83	17.64	3.88	0.30

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees and other charges that may be assessed by the participating insurance companies.

7.	Performance shown for Class 2 shares prior to its inception reflects the performance of Class 1 shares, adjusted to reflect the higher expenses applicable to Class 2 shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund’s predecessor, Evergreen VA Omega Fund.

8.	Reflects the expense ratio as stated in the July 19, 2010 prospectus.

9.	The adviser has committed, through July 18, 2013, to waive fees and/or reimburse expenses to maintain the contractual expense cap at 0.75% for Class 1 shares and 1.00% for Class 2 shares, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage VT Omega Growth Fund 11
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2010 to December 31, 2010.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	07-01-2010	12-31-2010	the Period[1]	Expense Ratio

Class 1
Actual	$1,000.00	$1,310.34	$4.41	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.66	$3.86	0.75%

Class 2
Actual	$1,000.00	$1,308.62	$5.88	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$5.15	1.00%

1.	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

12 Wells Fargo Advantage VT Omega Growth Fund	Portfolio of Investments—December 31, 2010

Shares	Security Name	Value
Common Stocks: 99.03%

Consumer Discretionary: 17.46%

Auto Components: 3.42%
40,900	BorgWarner Incorporated«†	$2,959,524
33,205	TRW Automotive Holdings Corporation†	1,749,903

		4,709,427

Automobiles: 1.38%
28,000	Daimler AG	1,892,240

Hotels, Restaurants & Leisure: 1.22%
40,500	Marriott International Incorporated Class A	1,682,370

Internet & Catalog Retail: 3.53%
14,500	Amazon.com Incorporated†	2,610,000
5,600	Priceline.com Incorporated†	2,237,480

		4,847,480

Media: 1.29%
34,294	Scripps Networks Interactive Incorporated Class A	1,774,715

Multiline Retail: 4.12%
68,422	Dollar General Corporation†	2,098,503
30,200	Kohl’s Corporation«†	1,641,068
76,200	Macy’s Incorporated	1,927,860

		5,667,431

Specialty Retail: 2.50%
54,800	Dick’s Sporting Goods Incorporated«†	2,055,000
22,870	Jo-Ann Stores Incorporated«†	1,377,231

		3,432,231

Energy: 9.84%

Energy Equipment & Services: 1.51%
50,800	Halliburton Company	2,074,164

Oil, Gas & Consumable Fuels: 8.33%
72,600	Brigham Exploration Company«†	1,977,624
26,244	Concho Resources Incorporated«†	2,300,811
40,800	ConocoPhillips	2,778,480
30,651	Newfield Exploration Company†	2,210,244
25,100	Pioneer Natural Resources Company«	2,179,182

		11,446,341

Financials: 4.46%

Capital Markets: 1.14%
8,214	BlackRock Incorporated	1,565,424

Commercial Banks: 1.08%
61,800	Itau Unibanco Holding SA ADS«	1,483,816

Consumer Finance: 0.95%
30,503	American Express Company	1,309,189

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Omega Growth Fund 13

Shares	Security Name	Value
Diversified Financial Services: 1.29%
375,620	Citigroup Incorporated†	$1,776,683

Health Care: 12.08%

Biotechnology: 1.61%
27,446	Alexion Pharmaceuticals Incorporated«†	2,210,775

Health Care Equipment & Supplies: 4.13%
23,607	Alere Incorporated«†	864,016
35,714	Sirona Dental Systems Incorporated«†	1,492,131
28,300	Varian Medical Systems Incorporated«†	1,960,624
49,700	Volcano Corporation«†	1,357,307

		5,674,078

Health Care Providers & Services: 3.77%
39,359	Express Scripts Incorporated†	2,127,354
15,500	Laboratory Corporation of America Holdings«†	1,362,760
24,069	McKesson Corporation	1,693,976

		5,184,090

Health Care Technology: 1.54%
22,400	Cerner Corporation«†	2,122,176

Life Sciences Tools & Services: 1.03%
85,600	Bruker Corporation«†	1,420,960

Industrials: 16.29%

Aerospace & Defense: 4.00%
46,400	Embraer SA	1,364,160
19,500	Precision Castparts Corporation«	2,714,595
19,700	TransDign Group Incorporated†	1,418,597

		5,497,352

Airlines: 1.02%
111,600	Delta Air Lines Incorporated«†	1,406,160

Electrical Equipment: 1.80%
43,400	Emerson Electric Company	2,481,178

Machinery: 5.40%
36,800	AGCO Corporation«†	1,864,288
26,964	Cummins Incorporated	2,966,310
25,500	Eaton Corporation	2,588,505

		7,419,103

Professional Services: 1.04%
22,700	Manpower Incorporated«	1,424,652

Road & Rail: 1.44%
21,400	Union Pacific Corporation	1,982,924

Trading Companies & Distributors: 1.59%
41,300	Wesco International Incorporated«†	2,180,640

14 Wells Fargo Advantage VT Omega Growth Fund	Portfolio of Investments—December 31, 2010

Shares	Security Name	Value
Information Technology: 31.22%

Communications Equipment: 2.86%
69,270	Finisar Corporation†	$2,056,626
50,600	Juniper Networks Incorporated«†	1,868,152

		3,924,778

Computers & Peripherals: 8.06%
22,400	Apple Incorporated†	7,225,344
88,800	EMC Corporation†	2,033,520
33,200	NetApp Incorporated«†	1,824,672

		11,083,536

Internet Software & Services: 3.21%
12,800	Equinix Incorporated†	1,040,128
15,400	F5 Networks Incorporated†	2,004,464
19,900	Sina Corporation«†	1,369,518

		4,414,110

IT Services: 2.38%
63,319	Gartner Incorporated«†	2,102,191
38,840	Hisoft Technology International†	1,172,968

		3,275,159

Semiconductors & Semiconductor Equipment: 2.04%
89,090	NetLogic Microsystems Incorporated†	2,798,317

Software: 12.67%
36,500	Citrix Systems Incorporated†	2,496,965
29,000	Concur Technologies Incorporated«†	1,505,970
42,075	Longtop Financial Technologies Limited ADS«†	1,522,274
122,500	Oracle Corporation	3,834,250
43,889	Reald Incorporated†	1,137,603
28,500	Red Hat Incorporated«†	1,301,025
13,200	Salesforce.com Incorporated«†	1,742,400
61,317	SuccessFactors Incorporated«†	1,775,740
106,700	TIBCO Software Incorporated†	2,103,057

		17,419,284

Materials: 2.42%

Chemicals: 1.27%
50,700	LyondellBasell Class A†	1,744,080

Containers & Packaging: 1.15%
48,300	Bemis Company Incorporated«	1,577,479

Telecommunication Services: 5.26%

Wireless Telecommunication Services: 5.26%
46,500	American Tower Corporation Class A†	2,401,260
51,400	NII Holdings Incorporated†	2,295,524
61,803	SBA Communications Corporation Class A«†	2,530,215
		7,226,999

Total Common Stocks (Cost $107,133,771)		136,129,341

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Omega Growth Fund 15

Principal	Security Name	Interest Rate	Maturity Date	Value
Short-Term Investments: 29.44%

Corporate Bonds & Notes: 0.17%
$209,154	Gryphon Funding Limited(v)(a)(i)	0.00%	08/05/2011	$84,958
275,114	VFNC Corporation(v)††±(a)(i)	0.26	09/29/2011	154,064

				239,022

Shares		Yield
Investment Companies: 29.27%
1,692,656	Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.14		1,692,656
38,542,212	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.27		38,542,212

				40,234,868

Total Short-Term Investments (Cost $40,386,174)				40,473,890

Total Investments in Securities (Cost $147,519,945)*	128.47%	176,603,231

Other Assets and Liabilities, Net	(28.47)	(39,133,188)

Total Net Assets	100.00%	$137,470,043

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $147,733,110 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$29,257,482
Gross unrealized depreciation	(387,361)

Net unrealized appreciation	$28,870,121
The accompanying notes are an integral part of these financial statements.

16 Wells Fargo Advantage VT Omega Growth Fund	Statement of Assets and Liabilities—December 31, 2010

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$136,368,363
In affiliated securities, at value	40,234,868

Total investments, at value (see cost below)	176,603,231
Receivable for investments sold	447,712
Receivable for Fund shares sold	35,065
Receivable for dividends	48,091
Receivable for securities lending income	4,907
Prepaid expenses and other assets	1,920

Total assets	177,140,926

Liabilities
Payable for investments purchased	780,782
Payable for Fund shares redeemed	43,953
Payable upon receipt of securities loaned	38,693,518
Investment advisory fee payable	66,689
Distribution fees payable	17,578
Due to other related parties	16,515
Accrued expenses and other liabilities	51,848

Total liabilities	39,670,883

Total net assets	$137,470,043

NET ASSETS CONSIST OF
Paid-in capital	$119,333,189
Accumulated net investment loss	(3,029)
Accumulated net realized losses on investments	(10,943,403)
Net unrealized gains on investments	29,083,286

Total net assets	$137,470,043

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 1	$54,246,222
Shares outstanding – Class 1	2,236,058
Net asset value per share – Class 1	$24.26
Net assets – Class 2	$83,223,821
Shares outstanding – Class 2	3,467,902
Net asset value per share – Class 2	$24.00

Total investments, at cost	$147,519,945

Securities on loan, at value	$37,613,683

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—For the Year Ended December 31, 2010[1]	Wells Fargo Advantage VT Omega Growth Fund 17

Investment income
Dividends*	$663,788
Income from affiliated securities	2,007
Securities lending income, net	49,931

Total investment income	715,726

Expenses
Investment advisory fee	544,732
Administration fees
Fund level	72,082
Class 1	18,344
Class 2	28,526
Distribution fees
Class 2	125,080
Custody and accounting fees	18,920
Professional fees	41,094
Shareholder report expenses	32,301
Trustees’ fees and expenses	7,358
Transfer agent fees	276
Other fees and expenses	1,926

Total expenses	890,639
Less: Fee waivers and/or expense reimbursements	(10,966)

Net expenses	879,673

Net investment loss	(163,947)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on unaffiliated securities	13,266,207
Net change in unrealized gains (losses) on unaffiliated securities	12,283,320

Net realized and unrealized gains (losses) on investments	25,549,527

Net increase in net assets resulting from operations	$25,385,580

* Net of foreign withholding taxes of	$13,604

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Omega Fund, which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Evergreen VA Omega Fund.
The accompanying notes are an integral part of these financial statements.

18 Wells Fargo Advantage VT Omega Growth Fund	Statements of Changes in Net Assets

	Year Ended		Year Ended
	December 31, 2010[1]		December 31, 2009[1]

Operations
Net investment income (loss)		$(163,947)		$538,120
Net realized gains (losses) on investments		13,266,207		(3,290,873)
Net change in unrealized gains (losses) on investments		12,283,320		28,130,011

Net increase in net assets resulting from operations		25,385,580		25,377,258

Distributions to shareholders from
Net investment income
Class 1		(439,899)		(547,686)
Class 2		(140,680)		(269,517)

Total distributions to shareholders		(580,579)		(817,203)

	Shares		Shares
Capital shares transactions
Proceeds from shares sold
Class 1	428,669	8,952,888	1,104,196	18,978,953
Class 2	494,435	9,722,414	692,367	11,499,013

		18,675,302		30,477,966

Reinvestment of distributions
Class 1	21,311	439,899	41,840	547,686
Class 2	6,845	140,680	20,780	269,517

		580,579		817,203

Payment for shares redeemed
Class 1	(1,143,173)	(23,005,725)	(707,734)	(11,521,894)
Class 2	(1,245,566)	(25,157,874)	(676,272)	(10,191,188)

		(48,163,599)		(21,713,082)

Net asset value of shares issued in acquisitions Class 2	2,568,116	48,569,090	0	0

Net increase in net assets resulting from capital share transactions		19,661,372		9,582,087

Total increase in net assets		44,466,373		34,142,142

Net assets

Beginning of period		93,003,670		58,861,528

End of period		$137,470,043		$93,003,670

Undistributed (accumulated) net investment income (loss)		$(3,029)		$536,244

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Omega Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 are of those of Evergreen VA Omega Fund.
The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

20 Wells Fargo Advantage VT Omega Growth Fund[4]	Financial Highlights

	Beginning	Net	Net Realized	Distributions	Ending
	Net Asset	Investment	and Unrealized	from Net	Net Asset
	Value Per	Income	Gains (Losses)	Investment	Value Per
	Share	(Loss)	on Investments	Income	Share

Class 1
January 1, 2010 to December 31, 2010	$20.42	0.03	3.98	(0.17)	$24.26
January 1, 2009 to December 31, 2009	$14.43	0.13	6.09	(0.23)	$20.42
January 1, 2008 to December 31, 2008	$19.82	0.23	(5.62)	0.00	$14.43
January 1, 2007 to December 31, 2007	$17.80	0.08	2.05	(0.11)	$19.82
January 1, 2006 to December 31, 2006	$16.79	0.05	0.96	0.00	$17.80
Class 2
January 1, 2010 to December 31, 2010	$20.19	(0.07)[3]	3.99	(0.11)	$24.00
January 1, 2009 to December 31, 2009	$14.25	0.11	6.00	(0.17)	$20.19
January 1, 2008 to December 31, 2008	$19.63	0.15	(5.53)	0.00	$14.25
January 1, 2007 to December 31, 2007	$17.62	0.01	2.05	(0.05)	$19.63
January 1, 2006 to December 31, 2006	$16.67	0.01	0.94	0.00	$17.62

1.	Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown.

2.	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

3.	Calculated based on average shares outstanding.

4.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Omega Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 are of those of Evergreen VA Omega Fund.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage VT Omega Growth Fund 21

Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Net Investment	Gross	Net	Total	Turnover	End of Period
Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)
| | | | |
0.01%	0.75%	0.74%	19.79%	160%	$54,246
0.86%	0.76%	0.76%	43.97%	28%	$59,807
1.11%	0.72%	0.72%	(27.19)%	46%	$35,952
0.32%	0.71%	0.71%	11.96%	31%	$67,773
0.26%	0.70%	0.70%	6.02%	126%	$78,068

(0.34)%	1.01%	1.00%	19.48%	160%	$83,224
0.63%	1.00%	1.00%	43.58%	28%	$33,196
0.86%	0.97%	0.97%	(27.41)%	46%	$22,910
0.07%	0.96%	0.96%	11.74%	31%	$38,137
0.02%	0.95%	0.95%	5.70%	126%	$37,036

22 Wells Fargo Advantage VT Omega Growth Fund	Notes to Financial Statements
1. ORGANIZATION
Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Omega Growth Fund (the “Fund”) which is a diversified series of the Trust.
After the close of business on July 16, 2010, the net assets of Evergreen VA Omega Fund and Wells Fargo Advantage VT Large Company Growth Fund were acquired by the Fund, which was created to receive the assets of Evergreen VA Omega Fund and Wells Fargo Advantage VT Large Company Growth Fund, in an exchange for shares of the Fund. Evergreen VA Omega Fund became the accounting and performance survivor in the reorganizations and as a result the accounting and performance history of Evergreen VA Omega Fund has been carried forward in the financial statements contained herein.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Valuation Procedures.
Debt securities of sufficient credit quality with original maturities of 60 days or less and any collateral received from securities lending invested in securities generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.
Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Security loans
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to Financial Statements	Wells Fargo Advantage VT Omega Growth Fund 23
The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. As a result of the reorganizations on July 16, 2010, the Fund holds securities related to defaulted or impaired structured investment vehicles. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by Wells Fargo Advantage VT Large Company Growth Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating fund’s percentage ownership of the joint account as of such date.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At December 31, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

	Accumulated Net
	Realized
Accumulated Net	Losses
Investment Loss	on Investments	Paid-in Capital

$205,253	$7,661,293	$(7,866,546)
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

24 Wells Fargo Advantage VT Omega Growth Fund	Notes to Financial Statements
The Fund’s income and federal excise tax returns and all financial records supporting those returns (including those of the predecessor funds) for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
At December 31, 2010, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

	Expiration
2011	2012	2013	2015	2016	2017

$1,003,450	$2,022,267	$1,615,063	$4,132,177	$2,303,740	$771,379
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
Class allocations
The separate classes of shares offered by the Fund differ principally in distribution and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution and administration fees.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of December 31, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Equity securities
Common stocks	$136,129,341	$0	$0	$136,129,341
Short-term investments
Corporate bonds and notes	0	0	239,022	239,022
Investment companies	1,692,656	38,542,212	0	40,234,868
	$137,821,997	$38,542,212	$239,022	$176,603,231

Notes to Financial Statements	Wells Fargo Advantage VT Omega Growth Fund 25
Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate bonds
and notes

Balance as of December 31, 2009	$0
Transfers in from acquisitions	239,022
Balance as of December 31, 2010	$239,022
Change in unrealized gains (losses) included in earnings relating to securities still held at December 31, 2010	$0
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the investment sub-adviser, who is responsible for day-to-day portfolio management of the Fund.
Pursuant to the contract, Funds Management is paid an annual investment advisory fee starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase. Prior to July 19, 2010, the predecessor fund, Evergreen VA Omega Fund, paid an investment advisory fee to Evergreen Investment Management Company, LLC (“EIMC”), an affiliate of Funds Management, at an annual rate which started at 0.52% and declined to 0.41% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen VA Omega Fund, increased. For the year ended December 31, 2010, the investment advisory fee was equivalent to an annual rate of 0.54% of the Fund’s average daily net assets.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management to the Fund. The fees related to investment sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by the Fund to the investment adviser. Wells Capital Management, an affiliate of Funds Management, is the investment sub-adviser to the Fund and is paid a fee by the investment adviser at an annual rate starting at 0.35% and declining to 0.15% as the average daily net assets of the Fund increase.
Administration and transfer agent fees
The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

		Administration Fees
		(% of Average
	Average Daily Net Assets	Daily Net Assets)

Fund level	First $5 billion	0.05%
	Next $5 billion	0.04
	Over $10 billion	0.03
Class 1 and Class 2	All asset levels	0.08
Prior to July 19, 2010, the predecessor fund paid EIMC a fund level administrator fee at an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) which started at 0.10% and declined to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increased.

26 Wells Fargo Advantage VT Omega Growth Fund	Notes to Financial Statements
Funds Management and/or EIMC has contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management and/or EIMC were made first from fund level expenses on a proportionate basis and then from class specific expenses.
Prior to July 19, 2010, the predecessor fund paid Evergreen Service Company, LLC, an affiliate of EIMC and a subsidiary of Wells Fargo, a transfer and dividend disbursing agent fee.
Distribution fees
The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets. Prior to July 19, 2010, Class 2 shares of the predecessor fund also paid distribution fees at an annual rate of 0.25% of its average daily net assets.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended December 31, 2010 were $160,112,701 and $186,744,574, respectively.
6. ACQUISITIONS
After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Omega Fund and Wells Fargo Advantage VT Large Company Growth Fund. The purpose of the transaction was to combine three funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares of Evergreen VA Omega Fund and Wells Fargo Advantage VT Large Company Growth Fund. Shareholders holding Class 1 and Class 2 shares of Evergreen VA Omega Fund received Class 1 and Class 2 shares, respectively, of the Fund in the reorganization. Existing shareholders of Wells Fargo Advantage VT Large Company Growth Fund received Class 2 shares of the Fund in the reorganization. The Fund was newly created to receive the assets of Evergreen VA Omega Fund and Wells Fargo Advantage VT Large Company Growth Fund. Evergreen VA Omega Fund became the accounting and performance survivor in the reorganizations. The investment portfolio of Evergreen VA Omega Fund and Wells Fargo Advantage VT Large Company Growth Fund with fair values of $71,682,578 and $48,538,258, respectively, and identified costs of $69,920,349 and $46,062,243, respectively, on July 16, 2010 were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen VA Omega Fund and Wells Fargo Advantage VT Large Company Growth Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized gains/losses acquired, exchange ratio and number of shares issued were as follows:

	Value of Net	Unrealized	Exchange	Number of
Acquired Fund	Assets Acquired	Gains	Ratio	Shares Issued

Evergreen VA Omega Fund	$70,210,006	$1,762,229	1.00	2,457,511 Class 1
			1.00	1,231,817 Class 2
Wells Fargo Advantage VT Large Company Growth Fund	$48,569,090	$2,476,015	0.43	2,568,116 Class 2
The aggregate net assets of the Fund immediately after the acquisitions were $118,779,096.
Assuming the acquisition had been completed January 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended December 31, 2010 would have been:

Net investment loss	$(116,783)
Net realized and unrealized gains (losses) on investments	$17,879,551
Net increase in net assets resulting from operations	$17,762,768
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage VT Large Company Growth Fund that have been included in the Fund’s Statement of Operations since July 19, 2010.

Notes to Financial Statements	Wells Fargo Advantage VT Omega Growth Fund 27
7. BANK BORROWINGS
The Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.
During the year ended December 31, 2010, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were $580,579 and $817,203 of ordinary income for the years ended December 31, 2010 and December 31, 2009, respectively.
As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Capital Loss
Long-Term Gain	Gains	Carryforward

$1,117,838	$28,870,121	$(11,848,076)
9. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28 Wells Fargo Advantage VT Omega Growth Fund	Report of Independent Registered Public Accounting Firm
BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Omega Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five years presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Omega Growth Fund as of December 31, 2010, the results of its operations for the year then ended, changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five years presented, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 25, 2011

Other Information (Unaudited)	Wells Fargo Advantage VT Omega Growth Fund 29
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

30 Wells Fargo Advantage VT Omega Growth Fund	Other Information (Unaudited)
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Variable Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Funds Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the lowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage VT Omega Growth Fund 31

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the Independent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust
Officers

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

32 Wells Fargo Advantage VT Omega Growth Fund	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

List of Abbreviations	Wells Fargo Advantage VT Omega Growth Fund 33
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	—	Association of Bay Area Governments	HUF	—	Hungarian Forint
ADR	—	American Depositary Receipt	IDA	—	Industrial Development Authority
ADS	—	American Depository Shares	IDAG	—	Industrial Development Agency
AMBAC	—	American Municipal Bond Assurance Corporation	IDR	—	Industrial Development Revenue
AMT	—	Alternative Minimum Tax	IEP	—	Irish Pound
ARM	—	Adjustable Rate Mortgages	JPY	—	Japanese Yen
AUD	—	Australian Dollar	KRW	—	Republic of Korea Won
BART	—	Bay Area Rapid Transit	LIBOR	—	London Interbank Offered Rate
BRL	—	Brazil Real	LLC	—	Limited Liability Company
CAD	—	Canadian Dollar	LLP	—	Limited Liability Partnership
CDA	—	Community Development Authority	LOC	—	Letter of Credit
CDO	—	Collateralized Debt Obligation	LP	—	Limited Partnership
CDSC	—	Contingent Deferred Sales Charge	MBIA	—	Municipal Bond Insurance Association
CGIC	—	Capital Guaranty Insurance Company	MFHR	—	Multi-Family Housing Revenue
CGY	—	Capital Guaranty Corporation	MFMR	—	Multi-Family Mortgage Revenue
CHF	—	Swiss Franc	MMD	—	Municipal Market Data
CIFG	—	CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee	MTN	—	Medium Term Note
			MUD	—	Municipal Utility District
COP	—	Certificate of Participation	MXN	—	Mexican Peso
CP	—	Commercial Paper	MYR	—	Malaysian Ringgit
CTF	—	Common Trust Fund	NATL-RE	—	National Public Finance Guarantee Corporation
DEM	—	Deutsche Mark	NLG	—	Netherlands Guilder
DKK	—	Danish Krone	NOK	—	Norwegian Krone
DW&P	—	Department of Water & Power	NZD	—	New Zealand Dollar
DWR	—	Department of Water Resources	PCFA	—	Pollution Control Finance Authority
ECFA	—	Educational & Cultural Facilities Authority	PCR	—	Pollution Control Revenue
EDFA	—	Economic Development Finance Authority	PFA	—	Public Finance Authority
ETET	—	Eagle Tax-Exempt Trust	PFFA	—	Public Facilities Financing Authority
ETF	—	Exchange-Traded Fund	plc	—	Public Limited Company
EUR	—	Euro	PLN	—	Polish Zloty
FFCB	—	Federal Farm Credit Bank	PSFG	—	Public School Fund Guaranty
FGIC	—	Financial Guaranty Insurance Corporation	R&D	—	Research & Development
FHA	—	Federal Housing Authority	RDA	—	Redevelopment Authority
FHAG	—	Federal Housing Agency	RDFA	—	Redevelopment Finance Authority
FHLB	—	Federal Home Loan Bank	REITS	—	Real Estate Investment Trusts
FHLMC	—	Federal Home Loan Mortgage Corporation	SEK	—	Swedish Krona
FNMA	—	Federal National Mortgage Association	SFHR	—	Single Family Housing Revenue
FRF	—	French Franc	SFMR	—	Single Family Mortgage Revenue
FSA	—	Farm Service Agency	SGD	—	Singapore Dollar
GBP	—	Great British Pound	SKK	—	Slovakian Koruna
GDR	—	Global Depositary Receipt	SLMA	—	Student Loan Marketing Association
GNMA	—	Government National Mortgage Association	SPDR	—	Standard & Poor’s Depositary Receipts
GO	—	General Obligation	STIT	—	Short-Term Investment Trust
HCFR	—	Healthcare Facilities Revenue	TBA	—	To Be Announced
HEFA	—	Health & Educational Facilities Authority	TRAN	—	Tax Revenue Anticipation Notes
HEFAR	—	Higher Education Facilities Authority Revenue	TRY	—	Turkish Lira
HFA	—	Housing Finance Authority	USD	—	United States Dollar
HFFA	—	Health Facilities Financing Authority	XLCA	—	XL Capital Assurance
HKD	—	Hong Kong Dollar	ZAR	—	South African Rand
HUD	—	Housing & Urban Development

This page is intentionally left blank.

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail:wfaf@wellsfargo.com
Web site:www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1- 866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	200917 02-11 AVT5/AR151 12-10

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
▪	Wells Fargo Advantage VT Opportunity FundSM

          Reduce clutter. Save trees.
     Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery
Contents

Letter to Shareholders	2

Performance Highlights	6

Fund Expenses	10

Portfolio of Investments	11

Financial Statements
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	28

Other Information	29

List of Abbreviations	33
The views expressed are as of December 31, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage VT Opportunity Fund.

NOT FDIC INSURED ▪ NO BANK GURANTEE ▪ MAY LOSE VALUE

WELLS FARGO
INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit www.wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE
Not part of the annual report.

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $236 billion in assets under management, as of December 31, 2010.

Equity Funds

Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Growth Fund
Classic Value Fund	Growth Opportunities Fund	Small Cap Opportunities Fund
Common Stock Fund	Health Care Fund	Small Cap Value Fund
Core Equity Fund	Index Fund	Small Company Growth Fund
Disciplined Global Equity Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Disciplined Value Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Discovery Fund†	Intrinsic Value Fund	Social Sustainability Fund†
Diversified Equity Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified International Fund	Large Cap Core Fund	Special Small Cap Value Fund
Diversified Small Cap Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Growth Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Emerging Markets Equity Fund	Mid Cap Growth Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund

Bond Funds

Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†

Money Market Funds

100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund

Variable Trust Funds[1]

VT Core Equity Fund	VT Intrinsic Value Fund	VT Small Cap Value Fund
VT Discovery Fund†	VT Omega Growth Fund	VT Total Return Bond Fund
VT Index Asset Allocation Fund	VT Opportunity Fund†
VT International Equity Fund	VT Small Cap Growth Fund
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage VT Opportunity Fund	Letter to Shareholders

Karla M. Rabusch,
President
Wells Fargo Advantage Funds
The equity markets delivered strong full-year returns against the backdrop of a strengthening economy.
Dear Valued Shareholder:
We are pleased to provide you with this annual report for the Wells Fargo Advantage VT Opportunity Fund for the 12 month period that ended December 31, 2010. The equity markets delivered strong returns for the year against the backdrop of a strengthening economy. However, the year was not without its share of macroeconomic challenges and market volatility, once again highlighting the value of a sound, well-diversified investment strategy. As always, we believe that such a strategy can enable investors to balance risks and opportunities as they pursue long-term financial goals in a dynamic market environment.
The economic recovery stayed on track.
The U.S. economic recovery that began in the summer of 2009 gained momentum in 2010, particularly toward the end of the year. Gross domestic product (GDP) grew at an annualized rate of 3.2% in the fourth quarter of 2010—capping a streak of six consecutive quarters of positive GDP growth—and 2.9% for the full year. Although the path of recovery has been uneven at times and growth remains subpar compared with previous recoveries, the general consensus among economists is that the economy will likely avoid a double-dip recession. That said, persistent weakness in the labor and housing markets bears close watching in the months ahead.
Jobs and housing remained troublesome.
At the end of the year, the unemployment rate stood at 9.4%, down from 9.9% a year earlier, but still stubbornly high. Unfortunately, the drop may be attributable more to a decline in the labor force than a meaningful uptick in hiring. In fact, employers added just 1.1 million jobs for all of 2010, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite some tentative late-year signs of stabilization.
Other economic data were more encouraging, reflecting greater confidence in the recovery on the part of both consumers and businesses. Retail sales came in strong at certain points during the year, including the critical holiday shopping season, and industrial production and new orders have picked up. Although still reluctant to hire, businesses have gradually increased spending in other areas, such as equipment and technology. Core inflation, which excludes volatile food and energy prices, remained benign.
The Fed continued to do its part.
With inflation subdued, the Federal Reserve (the Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. In its final statement of 2010, the Fed noted that economic expansion continues to be restrained by headwinds such as high unemployment, modest income growth, lower housing wealth, and tight credit. As a result, the Fed indicated that it intends to keep short-term rates at historically low levels for as long as needed to promote a more robust recovery.

Letter to Shareholders	Wells Fargo Advantage VT Opportunity Fund 3
The Fed also stated that it plans to proceed with other stimulus measures, including its second round of quantitative easing (QE2)—a plan to purchase $600 billion in long-term Treasury securities by mid-2011. The ‘preannouncement’ of QE2 in the third quarter of 2010 marked a turning point for the equity markets in that it ushered in a favorable shift in investor sentiment. By and large, investors interpreted the plan as further evidence of the Fed’s commitment to avoiding deflation and spurring economic growth.
2010 was another solid year for equities.
QE2 was certainly not the only catalyst for the equity markets during 2010. Along with more upbeat economic data, better-than-expected corporate earnings power played a role in driving stock prices higher. Throughout the year, quarterly earnings per share for the majority of companies in the S&P 500 Index consistently exceeded Wall Street estimates. As 2010 drew to a close, the midterm congressional elections and the extension of the Bush-era tax cuts provided additional tailwinds, helping the markets finish the year on a strong note.
It was the second straight year of double-digit total returns for the broad equity market indexes. The S&P 500 Index and the Dow Jones Industrial Average advanced 15.1% and 14.1%, respectively, while the tech-heavy NASDAQ Composite Index returned 18.2%. Investors were generally rewarded across the market-capitalization spectrum—with small- and mid-cap stocks outpacing large-cap stocks—as well as across most economic sectors. In terms of investment styles, growth stocks outperformed their value counterparts for the year.
To be sure, the gains were hard-earned, as the markets had to contend with numerous issues along the way, including the European sovereign debt crisis, China’s efforts to slow growth, and doubts about the sustainability of the domestic recovery. The second quarter in particular witnessed bouts of heightened market volatility, most notably the so-called “flash crash” in May. As the year progressed, however, volatility—as measured by the Chicago Board Options Exchange Volatility Index—abated amid reduced fears of a double-dip recession.
Investors should keep a long-term perspective.
In our view, the equity markets’ dramatic rebound over the past two years from a severe downturn underscores the importance of maintaining a disciplined, long-term investment strategy through changing market cycles. By staying focused on your long-term goals, you may be better positioned both to navigate falling markets and participate in rising markets.
To help you build a well-diversified strategy based on your personal objectives and risk tolerance, Wells Fargo Advantage Funds® offers more than 120 mutual funds and other investments covering a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.
Along with more upbeat economic data, better-than-expected corporate earnings power played a role in driving stock prices higher.

4 Wells Fargo Advantage VT Opportunity Fund	Letter to Shareholders
Thank you for choosing Wells Fargo Advantage Funds. We appreciate your continued confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit wellsfargo.com/advantagefunds.
Sincerely,

Karla M. Rabusch
President
Wells Fargo Advantage Funds

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6 Wells Fargo Advantage VT Opportunity Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT Opportunity FundSM
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUB-ADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGER
Ann M. Miletti
FUND INCEPTION
May 8, 1992
PERFORMANCE SUMMARY
12 MONTH TOTAL RETURN AS OF DECEMBER 31, 2010

Class 2	23.76%
Russell Midcap® Index[1]	25.48%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The adviser has committed, through April 30, 2011, to waive fees and/or reimburse expenses to maintain the contractual expense cap at 1.07% for the Class 2 shares excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower. The Fund’s net expense ratio is 1.09% for the Class 2 shares. The Fund’s gross expense ratio is 1.34% for the Class 2 shares.

1.	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage VT Opportunity Fund Class 2 for the most recent ten years of the Fund with the Russell Midcap® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Opportunity Fund 7
Wells Fargo Advantage VT Opportunity FundSM (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	The Fund underperformed its benchmark, the Russell Midcap® Index, for the 12-month period ended December 31, 2010.

▪	Holdings in the consumer discretionary and financials sectors detracted from relative returns, offsetting positive stock selection in the information technology and other sectors.

▪	As the market rallied over the past year, our process remained disciplined. We continued to look for well-positioned businesses with solid business models, strong management teams, and favorable trends, and that trade at attractive discounts to our estimated private market value (PMV). Private market value is the value of all the individual business segments of a company, added together.
Stock selection and sector weights both contributed to the Fund’s investment results.
The information technology sector was the top contributor to relative performance during the 12-month period that ended December 31, 2010, due to positive stock selection, especially in areas related to the continuing move toward digital mobility, storage, and cloud computing. Key holdings included Red Hat, Incorporated (up 47%); NetApp, Incorporated (up 59%); and Akamai Technologies, Incorporated (up more than 80%).
In the health care sector, Health Management Associates, Incorporated, (HMA) was a key contributor over the 12-month period. HMA did well (up 31%) despite the general volume softness in the hospital space. HMA has unique volume and profit strategies related to its management strategy of increased emergency room productivity and careful physician recruitment. We continue to hold the stock because it still trades at a reasonable discount to PMV, and we remain confident in the management of the company.
TEN LARGEST EQUITY HOLDINGS3
(AS OF DECEMBER 31, 2010)

Weatherford International Limited	1.28%
Global Payments Incorporated	1.23%
Praxair Incorporated	1.21%
ON Semiconductor Corporation	1.18%
National Oilwell Varco Incorporated	1.17%
Alliance Data Systems Corporation	1.16%
Manpower Incorporated	1.12%
Comcast Corporation Class A	1.12%
Nordstrom Incorporated	1.09%
Microsemi Corporation	1.09%
Collectively, the Fund’s energy holdings detracted from results, although virtually all of the energy sector shortfall can be attributed to one stock, Transocean Ltd., which was negatively affected by the Gulf oil spill last year. We believe that the company remains fundamentally strong with solid businesses and growth potential. Nevertheless, this one holding offset good stock selection in other energy positions, including National Oilwell Varco, Incorporated; Weatherford International Limited and Peabody Energy Corporation.

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

8 Wells Fargo Advantage VT Opportunity Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT Opportunity FundSM (continued)
Lastly, the consumer discretionary sector lagged its counterpart in the benchmark in 2010. The culprit was primarily in the retail space, where mixed stock selection occurred. For example, key holding Target Corporation (up 26%) outperformed. However, other retail positions (Kohl’s, Staples, Incorporated; and Best Buy Company Incorporated) were laggards, as the economy continued to struggle to produce a vibrant recovery. Of course, the consumer discretionary space is large with various subsectors, and better results were evident in many of those areas. Cablevision Systems Corporation is one example, rising 60% on announced intentions to split Rainbow Media Holdings off from the cable operations that fueled some merger and acquisition speculation about the attractiveness of the cable business.
Our methodology of buying stocks that are selling at a discount to their intrinsic PMVs and selling stocks that approach their PMVs continues.
Our discipline allows us to be patient with stocks that are out of favor with the market. This past year, we witnessed very aggressive fiscal and monetary policies designed to “kick start” a lackluster economic recovery. The Federal Reserve’s announcement that it would purchase $600 billion in U.S. Treasury bonds as part of the second round of quantitative easing, or its “QE2” program, was perhaps the most visible evidence of the policymakers’ unprecedented actions. The passage of pro-growth tax legislation was another remarkable development.
We view these macroeconomic and policy actions favorably. Our PMV techniques help us to separate the “noise” from the fundamentals and are particularly useful in this type of financial environment.
Uncertainty remains, but opportunities remain as well.
Looking ahead, we remain constructive on the technological innovations spurring top- and bottom-line growth opportunities in individual companies. Additionally, industrial companies are likely to continue to benefit from order and production growth. Health care and financials are sectors with some changing headwinds, so we remain selective in those areas.

4.	Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Opportunity Fund 9
Wells Fargo Advantage VT Opportunity FundSM (continued)
AVERAGE ANNUAL TOTAL RETURN (%) (AS OF DECEMBER 31, 2010)

	Inception					Expense Ratios[5]
	Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[6]
Class 2	5/8/1992	27.67	23.76	5.56	4.90	1.34%	1.09%
Russell Midcap® Index[1]		28.12	25.48	4.66	6.54

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees and other charges that may be assessed by the participating insurance companies.

5.	Reflects the expense ratio as stated in the May 1, 2010 prospectus.

6.	The investment adviser has contractually committed through April 30, 2011 to waive fees and/or reimburse expenses maintain the Fund’s contractual expense cap at 1.07% for the Class 2 shares, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

10 Wells Fargo Advantage VT Opportunity Fund	Fund Expenses (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2010 to December 31, 2010.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	07-01-2010	12-31-2010	the Period[1]	Expense Ratio
Class 2
Actual	$1,000.00	$1,276.68	$6.21	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$5.51	1.07%

1.	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Opportunity Fund 11

Shares	Security Name	Value
Common Stocks: 95.34%

Consumer Discretionary: 20.79%

Auto Components: 1.28%
56,300	Johnson Controls Incorporated	$2,150,660

Commercial Services & Supplies: 1.54%
36,435	Alliance Data Systems Corporation†«	2,587,978

Diversified Consumer Services: 1.37%
58,454	Apollo Group Incorporated Class A†	2,308,348

Hotels, Restaurants & Leisure: 2.38%
44,520	Carnival Corporation	2,052,817
42,223	Darden Restaurants Incorporated«	1,960,836

		4,013,653

Internet & Catalog Retail: 1.27%
135,200	Liberty Media Corporation Interactive Series A†	2,132,104

Media: 6.25%
60,610	Cablevision Systems Corporation New York Group Class A	2,051,042
119,800	Comcast Corporation Class A	2,493,038
48,200	Liberty Global Incorporated Series A†«	1,705,316
49,830	Omnicom Group Incorporated	2,282,214
38,396	Scripps Networks Interactive Incorporated	1,986,993

		10,518,603

Multiline Retail: 4.26%
44,500	Kohl’s Corporation†«	2,418,130
57,455	Nordstrom Incorporated«	2,434,943
38,400	Target Corporation«	2,308,992

		7,162,065

Specialty Retail: 2.44%
49,200	Best Buy Company Incorporated	1,687,068
106,600	Staples Incorporated«	2,427,282

		4,114,350

Consumer Staples: 3.93%

Food & Staples Retailing: 1.43%
107,430	Kroger Company	2,402,135

Food Products: 1.13%
53,600	General Mills Incorporated	1,907,624

Household Products: 1.37%
33,360	Church & Dwight Company Incorporated«	2,302,507

Energy: 8.98%

Energy Equipment & Services: 4.60%
38,980	National Oilwell Varco Incorporated	2,621,405
32,630	Transocean Limited†«	2,268,111
125,310	Weatherford International Limited†	2,857,068

		7,746,584

12 Wells Fargo Advantage VT Opportunity Fund	Portfolio of Investments—December 31, 2010

Shares	Security Name	Value
Oil, Gas & Consumable Fuels: 4.38%
18,950	Apache Corporation	$2,259,409
16,370	Peabody Energy Corporation	1,047,353
44,236	Range Resources Corporation«	1,989,735
55,300	Southwestern Energy Company†	2,069,879

		7,366,376

Financials: 16.65%

Capital Markets: 2.80%
20,148	Bank of New York Mellon Corporation	608,470
97,592	INVESCO Limited	2,348,064
92,103	TD Ameritrade Holding Corporation	1,749,036

		4,705,570

Commercial Banks: 2.69%
90,310	Branch Banking & Trust Corporation«	2,374,250
35,153	City National Corporation«	2,156,988

		4,531,238

Consumer Finance: 1.34%
10,050	MasterCard Incorporated	2,252,306

Insurance: 4.80%
30,630	ACE Limited	1,906,718
40,600	Reinsurance Group of America Incorporated	2,180,626
31,276	RenaissanceRe Holdings Limited«	1,991,968
100,899	The Progressive Corporation	2,004,863

		8,084,175

Real Estate Investment Trusts (REIT): 3.78%
117,700	BioMed Realty Trust Incorporated«	2,195,105
21,100	Equity Residential	1,096,145
58,188	Host Hotels & Resorts Incorporated«	1,039,820
77,100	LaSalle Hotel Properties«	2,035,440

		6,366,510

Thrifts & Mortgage Finance: 1.24%
148,770	People’s United Financial Incorporated«	2,084,268

Health Care: 9.88%

Biotechnology: 1.17%
32,014	Cephalon Incorporated†«	1,975,904

Health Care Equipment & Supplies: 3.77%
22,770	C.R. Bard Incorporated«	2,089,603
50,170	Covidien Limited	2,290,762
36,676	Zimmer Holdings Incorporated†	1,968,768

		6,349,133

Health Care Providers & Services: 2.40%
237,500	Health Management Associates Incorporated Class A†«	2,265,750
25,200	McKesson Corporation	1,773,576

		4,039,326

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Opportunity Fund 13

Shares	Security Name	Value
Life Sciences Tools & Services: 2.54%
37,690	Thermo Fisher Scientific Incorporated†	$2,086,518
28,070	Waters Corporation†	2,181,320

		4,267,838

Industrials: 13.71%

Aerospace & Defense: 1.03%
29,650	Rockwell Collins Incorporated	1,727,409

Building Products: 1.35%
179,830	Masco Corporation«	2,276,648

Commercial Services & Supplies: 1.16%
65,240	Republic Services Incorporated	1,948,066

Construction & Engineering: 1.37%
50,200	Jacobs Engineering Group Incorporated†	2,301,670

Electrical Equipment: 2.00%
47,700	AMETEK Incorporated	1,872,225
20,900	Rockwell Automation Incorporated«	1,498,739

		3,370,964

Machinery: 4.19%
40,770	Dover Corporation	2,383,007
44,210	Illinois Tool Works Incorporated	2,360,814
6,706	Oshkosh Corporation†	236,319
41,890	Pall Corporation	2,076,906

		7,057,046

Professional Services: 1.49%
39,879	Manpower Incorporated«	2,502,806

Road & Rail: 1.12%
46,422	J.B. Hunt Transport Services Incorporated«	1,894,482

Information Technology: 15.42%

Communications Equipment: 1.19%
51,600	Polycom Incorporated†«	2,011,368

Computers & Peripherals: 1.05%
32,200	NetApp Incorporated†«	1,769,712

Electronic Equipment & Instruments: 1.34%
42,660	Amphenol Corporation Class A	2,251,595

Internet Software & Services: 1.69%
18,920	Akamai Technologies Incorporated†	890,186
24,000	Equinix Incorporated†	1,950,240

		2,840,426

IT Services: 1.64%
59,608	Global Payments Incorporated«	2,754,486

Semiconductors & Semiconductor Equipment: 4.99%
45,550	Altera Corporation«	1,620,669
260,300	ARM Holdings plc	1,717,893

14 Wells Fargo Advantage VT Opportunity Fund	Portfolio of Investments—December 31, 2010

Shares	Security Name				Value
Semiconductors & Semiconductor Equipment (continued)
106,200	Microsemi Corporation†				$2,431,980
266,340	ON Semiconductor Corporation†«				2,631,439

					8,401,981

Software: 3.52%
59,300	Autodesk Incorporated†«				2,265,260
111,400	Electronic Arts Incorporated†«				1,824,732
40,280	Red Hat Incorporated†				1,838,782

					5,928,774

Materials: 5.04%

Chemicals: 1.60%
28,270	Praxair Incorporated				2,698,937

Containers & Packaging: 2.67%
70,580	Crown Holdings Incorporated†				2,355,960
83,740	Sealed Air Corporation«				2,131,183

					4,487,143

Metals & Mining: 0.77%
16,830	Agnico-Eagle Mines Limited«				1,290,861

Telecommunication Services: 0.94%

Wireless Telecommunication Services: 0.94%
30,660	American Tower Corporation Class A†				1,583,282

Total Common Stocks (Cost $117,905,180)					160,466,911

Investment companies: 1.00%
10,200	SPDR S&P MidCap 400 ETF Trust				1,679,736

Total Investment companies (Cost $1,694,588)					1,679,736

Principal			Interest Rate	Maturity Date
Short-Term Investments: 36.49%

Corporate Bonds & Notes: 1.50%
$2,205,502	Gryphon Funding Limited(v)(a)(i)		0.00%	08/05/2011	895,875
2,901,047	VFNC Corporation(v)±††(a)(i)		0.26	09/29/2011	1,624,586

					2,520,461

Shares			Yield
Investment Companies: 34.99%
7,851,452	Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)		0.14		7,851,452
51,045,642	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.27		51,045,642

					58,897,094

Total Short-Term Investments (Cost $60,492,594)					61,417,555

Total Investments in Securities (Cost $180,092,362)*		132.83%			223,564,202

Other Assets and Liabilities, Net		(32.83)			(55,257,104)

Total Net Assets		100.00%			$168,307,098

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Opportunity Fund 15

(v)	Security represents investment of cash collateral received from securities on loan.

†	Non-income earning securities.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

±	Variable rate investments.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $187,449,787 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$46,815,825
Gross unrealized depreciation	(10,701,410)

Net unrealized appreciation	$36,114,415
The accompanying notes are an integral part of these financial statements.

16 Wells Fargo Advantage VT Opportunity Fund	Statement of Assets and Liabilities—December 31, 2010

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$164,667,108
In affiliated securities, at value	58,897,094

Total investments, at value ( see cost below)	223,564,202
Foreign currency, at value (see cost below)	12,008
Receivable for investments sold	802,430
Receivable for Fund shares sold	53,486
Receivable for dividends	119,379
Prepaid expenses and other assets	167

Total assets	224,551,672

Liabilities
Payable for investments purchased	2,402,630
Payable for Fund shares redeemed	367,876
Payable upon receipt of securities loaned	52,641,142
Investment advisory fee payable	314,650
Distribution fees payable	38,026
Due to other related parties	16,370
Accrued expenses and other liabilities	463,880

Total liabilities	56,244,574

Total net assets	$168,307,098

NET ASSETS CONSIST OF
Paid-in capital	$191,287,864
Undistributed net investment income	88,428
Accumulated net realized losses on investments	(66,540,857)
Net unrealized gains on investments	43,471,663

Total net assets	$168,307,098

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets — Class 2	$168,307,098
Shares outstanding — Class 2	9,134,752
Net asset value per share — Class 2	$18.42

Total investments, at cost	$180,092,362

Securities on loan, at value	$51,152,690

Foreign currency, at cost	$12,185

1.	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Statement of Operations—For the Year Ended December 31, 2010	Wells Fargo Advantage VT Opportunity Fund 17

Investment income
Dividends*	$1,752,273
Income from affiliated securities	8,898
Securities lending income, net	33,498

Total investment income	1,794,669

Expenses
Investment advisory fee	1,099,207
Administration fees
Fund level	168,008
Class 2[1]	60,223
Distribution fees
Class 2[1]	391,899
Custody and accounting fees	15,021
Professional fees	40,581
Shareholder report expenses	45,781
Trustees’ fees and expenses	10,549
Other fees and expenses	11,124

Total expenses	1,842,393

Less: Fee waivers and/or expense reimbursements	(168,590)

Net expenses	1,673,803

Net investment income	120,866

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on unaffiliated securities and foreign currencies	19,746,984
Net change in unrealized gains (losses) on unaffiliated securities and foreign currencies	14,072,322

Net realized and unrealized gains (losses) on investments	33,819,306

Net increase in net assets resulting from operations	$33,940,172

* Net of foreign withholding taxes of	$377

1. After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.
The accompanying notes are an integral part of these financial statements.

18 Wells Fargo Advantage VT Opportunity Fund	Statements of Changes in Net Assets

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009

Operations
Net investment income		$120,866		$1,145,424
Net realized gains (losses) on investments		19,746,984		(35,715,713)
Net change in unrealized gains (losses) on investments		14,072,322		158,792,953

Net increase in net assets resulting from operations		33,940,172		124,222,664

Distributions to shareholders from
Net investment income — Class 2*		(1,195,940)		0

	Shares		Shares
Capital share transactions
Proceeds from shares sold — Class 2*	826,626	13,114,185	4,540,032	55,033,529
Reinvestment of distributions — Class 2*	82,938	1,195,940	0	0
Cost of shares redeemed — Class 2*	(2,085,400)	(33,529,757)	(31,456,579)	(402,671,184)

Net decrease in net assets resulting from capital share transactions		(19,219,632)		(347,637,655)

Net increase (decrease) in net assets		13,524,600		(223,414,991)

Net assets
Beginning of period		154,782,498		378,197,489

End of period		$168,307,098		$154,782,498

Undistributed net investment income		$88,428		$1,094,975

*	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.
The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

20 Wells Fargo Advantage VT Opportunity Fund	Financial Highlights

	Beginning		Net Realized	Distributions
	Net Asset	Net	and Unrealized	from Net	Distributions
	Value Per	Investment	Gains (Losses)	Investment	from Net
	Share	Income	on Investments	Income	Realized Gains

Class 2[2]
January 1, 2010 to December 31, 2010	$15.01	0.02	3.51	(0.12)	0.00
January 1, 2009 to December 31, 2009	$10.16	0.11	4.74	0.00	0.00
January 1, 2008 to December 31, 2008	$22.03	0.12	(7.30)	(0.37)	(4.32)
January 1, 2007 to December 31, 2007	$24.02	0.21	1.60	(0.16)	(3.64)
January 1, 2006 to December 31, 2006	$24.22	0.13	2.43	0.00	(2.76)

1.	Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown.

2.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage VT Opportunity Fund 21

Ending
Net Asset	Ratio to Average Net Assets				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income	Expenses	Expenses	Return[1]	Rate	(000’s omitted)

$18.42	0.08%	1.18%	1.07%	23.76%	40%	$168,307
$15.01	0.39%	1.32%	1.07%	47.74%	50%	$154,782
$10.16	0.47%	1.21%	1.07%	(40.10)%	70%	$378,197
$22.03	0.74%	1.19%	1.07%	6.63%	64%	$779,286
$24.02	0.48%	1.18%	1.07%	12.22%	41%	$897,047

22 Wells Fargo Advantage VT Opportunity Fund	Notes to Financial Statements
1. ORGANIZATION
Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Opportunity Fund (the “Fund”) which is a diversified series of the Trust. After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Valuation Procedures.
Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.
Debt securities of sufficient credit quality with original maturities of 60 days or less and any collateral received from securities lending invested in securities, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.
Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange

Notes to Financial Statements	Wells Fargo Advantage VT Opportunity Fund 23
on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.
The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.
Security loans
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.
Prior to April 1, 2010, Wells Fargo Bank, N.A. acted as the securities lending agent for the Fund and was entitled to receive for its services 25% of the revenues earned on the securities lending activities. For the year ended December 31, 2010, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. had the impact of increasing securities lending income on the Statement of Operations. The value of the securities on loan and the liability to return the collateral are shown on the Statement of Assets and Liabilities.
In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating Funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various participating Funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating Fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating Fund’s percentage ownership of the joint account as of such date.

24 Wells Fargo Advantage VT Opportunity Fund	Notes to Financial Statements
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At December 31, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated
Undistributed	Net Realized
Net Investment	Losses on
Income	Investments
$68,527	$(68,527)
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
As of December 31, 2010, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $59,079,494 with $2,140,021 expiring in 2016 and $56,939,473 expiring in 2017.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
▪	Level 1 — quoted prices in active markets for identical securities

▪	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Financial Statements	Wells Fargo Advantage VT Opportunity Fund 25
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of December 31, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total
Equity securities
Common stocks	$160,466,911	$0	$0	$160,466,911
Investment companies	1,679,736	0	0	1,679,736
Short-term investments
Corporate bonds and notes	0	0	2,520,461	2,520,461
Investment companies	7,851,452	51,045,642	0	58,897,094
	$169,998,099	$51,045,642	$2,520,461	$223,564,202
Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate
bonds
and notes
Balance as of December 31, 2009	$2,672,417
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	611,825
Purchases	0
Sales	(763,781)
Transfers into level 3	0
Transfers out of Level 3	0
Balance as of December 31, 2010	$2,520,461
Change in unrealized gains (losses) included in earnings relating to securities still held at December 31, 2010	$190,045
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the investment sub-adviser, who is responsible for day-to-day portfolio management of the Fund.
Pursuant to the contract, Funds Management is paid an annual investment advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. Prior to July 19, 2010, the Fund paid Funds Management an annual investment advisory fee which started at 0.75% and declined to 0.60% as the average daily net assets of the Fund increased. For the year ended December 31, 2010, the investment advisory fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management to the Fund. The fees related to investment sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by the Fund to the investment adviser. Wells Capital Management, an affiliate of Funds Management, is the investment sub-adviser to the Fund and is paid a fee by the investment adviser at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

26 Wells Fargo Advantage VT Opportunity Fund	Notes to Financial Statements
Administration and transfer agent fees
The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

		Administration Fees
		(% of Average
	Average Daily Net Assets	Daily Net Assets)
Fund level	First $5 billion	0.05%
	Next $5 billion	0.04
	Over $10 billion	0.03
Class 2	All asset levels	0.08
Prior to July 19, 2010, Funds Management received from the Fund an annual fee which started at 0.16% and declined to 0.14% as the average daily net assets of the Fund increased.
Funds Management has contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.
Distribution fees
The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended December 31, 2010 were $59,733,139 and $76,537,994, respectively.
6. BANK BORROWINGS
The Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.
For the year ended December 31, 2010, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid in ordinary income during the years ended December 31, 2010 and December 31, 2009 were $1,195,940 and $0, respectively.
As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary	Unrealized	Capital Loss
Income	Gains	Carryforward
$88,430	$36,010,298	$(59,079,494)

Notes to Financial Statements	Wells Fargo Advantage VT Opportunity Fund 27
8. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28 Wells Fargo Advantage VT Opportunity Fund	Report of Independent Registered Public Accounting Firm
BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO VARIABLE TRUST:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Opportunity Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Opportunity Fund as of December 31, 2010, the results of its operations for the year then ended, changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 25, 2011

Other Information (Unaudited)	Wells Fargo Advantage VT Opportunity Fund 29
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.
TAX INFORMATION
Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Fund designates 100% of its ordinary income dividends distributed during the year ended December 31, 2010 as qualifying for the corporate dividends received deduction.

30 Wells Fargo Advantage VT Opportunity Fund	Other Information (Unaudited)
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/-advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Variable Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Funds Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage VT Opportunity Fund 31

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the Independent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust
Officers

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

32 Wells Fargo Advantage VT Opportunity Fund	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

List of Abbreviations	Wells Fargo Advantage VT Opportunity Fund 33
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BART	— Bay Area Rapid Transit
BRL	— Brazil Real
CAD	— Canadian Dollar
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REITS	— Real Estate Investment Trusts
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TBA	— To Be Announced
TRAN	— Tax Revenue Anticipation Notes
TRY	— Turkish Lira
USD	— United States Dollar
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1- 866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	200918 02-11
AVT6/AR152 12-10

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
• Wells Fargo Advantage VT Small Cap Growth Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery
The views expressed are as of December 31, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage VT Small Cap Growth Fund.
NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY
1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
Not part of the annual report.

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $236 billion in assets under management, as of December 31, 2010.

Equity Funds

Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Growth Fund
Classic Value Fund	Growth Opportunities Fund	Small Cap Opportunities Fund
Common Stock Fund	Health Care Fund	Small Cap Value Fund
Core Equity Fund	Index Fund	Small Company Growth Fund
Disciplined Global Equity Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Disciplined Value Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Discovery Fund†	Intrinsic Value Fund	Social Sustainability Fund†
Diversified Equity Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified International Fund	Large Cap Core Fund	Special Small Cap Value Fund
Diversified Small Cap Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Growth Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Emerging Markets Equity Fund	Mid Cap Growth Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund

Bond Funds

Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†

Money Market Funds

100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund

Variable Trust Funds[1]

VT Core Equity Fund	VT Intrinsic Value Fund	VT Small Cap Value Fund
VT Discovery Fund†	VT Omega Growth Fund	VT Total Return Bond Fund
VT Index Asset Allocation Fund	VT Opportunity Fund†
VT International Equity Fund	VT Small Cap Growth Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage VT Small Cap Growth Fund	Letter to Shareholders
Karla M. Rabusch,
President
Wells Fargo Advantage Funds
The equity markets delivered strong full-year returns against the backdrop of a strengthening economy.
Dear Valued Shareholder:
We are pleased to provide you with this annual report for the Wells Fargo Advantage VT Small Cap Growth Fund for the 12 months that ended December 31, 2010. The equity markets delivered strong full-year returns against the backdrop of a strengthening economy. However, the year was not without its share of macroeconomic challenges and market volatility, once again highlighting the value of a sound, well-diversified investment strategy. As always, we believe that such a strategy can enable investors to balance risks and opportunities as they pursue long-term financial goals in a dynamic market environment.
The economic recovery stayed on track.
The U.S. economic recovery that began in the summer of 2009 gained momentum in 2010, particularly toward the end of the year. Gross domestic product (GDP) grew at an annualized rate of 3.2% in the fourth quarter of 2010—capping a streak of six consecutive quarters of positive GDP growth—and 2.9% for the full year. Although the path of recovery has been uneven at times and growth remains subpar compared with previous recoveries, the general consensus among economists is that the economy will likely avoid a double-dip recession. That said, persistent weakness in the labor and housing markets bears close watching in the months ahead.
Jobs and housing remained troublesome.
At the end of the year, the unemployment rate stood at 9.4%, down from 9.9% a year earlier, but still stubbornly high. Unfortunately, the drop may be attributable more to a decline in the labor force than a meaningful uptick in hiring. In fact, employers added just 1.1 million jobs for all of 2010, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite some tentative late-year signs of stabilization.
Other economic data were more encouraging, reflecting greater confidence in the recovery on the part of both consumers and businesses. Retail sales came in strong at certain points during the year, including the critical holiday shopping season, and industrial production and new orders have picked up. Although still reluctant to hire, businesses have gradually increased spending in other areas, such as equipment and technology. Core inflation, which excludes volatile food and energy prices, remained benign.
The Fed continued to do its part.
With inflation subdued, the Federal Reserve (the Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. In its final statement of 2010, the Fed noted that economic expansion continues to be restrained by headwinds such as high unemployment, modest income growth, lower housing wealth, and tight credit. As a result, the Fed indicated that it intends to keep short-term rates at historically low levels for as long as needed to promote a more robust recovery.

Letter to Shareholders	Wells Fargo Advantage VT Small Cap Growth Fund 3
The Fed also stated that it plans to proceed with other stimulus measures, including its second round of quantitative easing (QE2)—a plan to purchase $600 billion in long-term Treasury securities by mid-2011. The ‘preannouncement’ of QE2 in the third quarter of 2010 marked a turning point for the equity markets in that it ushered in a favorable shift in investor sentiment. By and large, investors interpreted the plan as further evidence of the Fed’s commitment to avoiding deflation and spurring economic growth.
2010 was another solid year for equities.
QE2 was certainly not the only catalyst for the equity markets during 2010. Along with more upbeat economic data, better-than-expected corporate earnings power played a role in driving stock prices higher. Throughout the year, quarterly earnings per share for the majority of companies in the S&P 500 Index consistently exceeded Wall Street estimates. As 2010 drew to a close, the midterm congressional elections and the extension of the Bush-era tax cuts provided additional tailwinds, helping the markets finish the year on a strong note.
It was the second straight year of double-digit total returns for the broad equity market indexes. The S&P 500 Index and the Dow Jones Industrial Average advanced 15.1% and 14.1%, respectively, while the tech-heavy NASDAQ Composite Index returned 18.2%. Investors were generally rewarded across the market-capitalization spectrum—with small- and mid-cap stocks outpacing large-cap stocks—as well as across most economic sectors. In terms of investment styles, growth stocks outperformed their value counterparts for the year.
To be sure, the gains were hard-earned, as the markets had to contend with numerous issues along the way, including the European sovereign debt crisis, China’s efforts to slow growth, and doubts about the sustainability of the domestic recovery. The second quarter in particular witnessed bouts of heightened market volatility, most notably the so-called “flash crash” in May. As the year progressed, however, volatility—as measured by the Chicago Board Options Exchange Volatility Index—abated amid reduced fears of a double-dip recession.
Investors should keep a long-term perspective.
In our view, the equity markets’ dramatic rebound over the past two years from a severe downturn underscores the importance of maintaining a disciplined, long-term investment strategy through changing market cycles. By staying focused on your long-term goals, you may be better positioned both to navigate falling markets and participate in rising markets.
To help you build a well-diversified strategy based on your personal objectives and risk tolerance, Wells Fargo Advantage Funds® offers more than 120 mutual funds and other investments covering a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.
Along with more upbeat economic data, better-than-expected corporate earnings power played a role in driving stock prices higher.

4 Wells Fargo Advantage VT Small Cap Growth Fund	Letter to Shareholders
Thank you for choosing Wells Fargo Advantage Funds. We appreciate your continued confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit wellsfargo.com/advantagefunds.
Sincerely,
Karla M. Rabusch
President
Wells Fargo Advantage Funds

This page is intentionally left blank.

6 Wells Fargo Advantage VT Small Cap Growth Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT Small Cap Growth Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUB-ADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGERS
Jerome “Cam” Philpott, CFA
Stuart Roberts
FUND INCEPTION
May 1, 1995
PERFORMANCE SUMMARY
12 MONTH TOTAL RETURN AS OF DECEMBER 31, 2010

Class 2	26.77%
Russell 2000® Growth Index[1]	29.09%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The adviser has committed, through April 30, 2011, to waive fees and/or reimburse expenses to maintain the contractual expense cap at 1.20% for the Class 2 shares excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower. The Fund’s net expense ratio is 1.21% for the Class 2 shares. The Fund’s gross expense ratio is 1.27% for the Class 2 shares.

1.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage VT Small Cap Growth Fund Class 2 for the most recent ten years of the Fund with the Russell 2000® Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund 7
Wells Fargo Advantage VT Small Cap Growth Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
•	The Fund underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended December 31, 2010.

•	Adverse stock selection in multiple sectors, including information technology and telecommunication services, detracted from relative performance.

•	Leading contributors to relative performance were found in the health care and consumer discretionary sectors.

•	We have continued to employ a bottom-up investment process, based on individual company fundamentals rather than top-down, cyclical trends, when making allocation decisions.
Portfolio results varied by sector.
In the health care sector, the Fund outperformed due to strong stock selection and an underweight position relative to the index. A number of our holdings in the sector posted solid quarterly results, including ev3 Inc., an endovascular device company; Volcano Corporation, a medical device company focused on vascular disease; and ViroPharma Incorporated, a biotechnology company. Our holdings in the consumer discretionary sector also delivered good relative performance. Overall, investors were pleasantly surprised by the strength of macroeconomic reports in early 2010, and earnings multiples for consumer stocks expanded. As we found attractive buying opportunities in the sector, we increased the Fund’s weighting accordingly. Shutterfly Inc., an online photography company, was a leading contributor, advancing more than 95% for the year. Live Nation Entertainment, a global producer of live music concerts, was another top performer as the company posted positive operating results.
The information technology sector was our strongest contributor on an absolute basis, yet it underperformed on a relative basis. In mid-August, Dell Inc. and Hewlett-Packard Co. started a bidding war for 3Par Inc., which sparked merger and acquisition (M&A) fever among investors in the data storage industry. As a result, the sector as a whole experienced relatively strong performance. Given our strict valuation discipline, we were underweight in the sector because we thought that the companies were a bit overpriced leading up to the M&A clamor. The largest individual detractor was Global Cash Access, a transaction processor focused on the gaming industry. However, the portfolio also had several positive contributors within information technology that benefited from favorable
TEN LARGEST EQUITY HOLDINGS3
(AS OF DECEMBER 31, 2010)

GSI Commerce Incorporated	3.35%
Microsemi Corporation	2.36%
Scientific Games Corporation Class A	2.18%
PMC-Sierra Incorporated	2.08%
Dollar Financial Corporation	1.97%
Bridgepoint Education Incorporated	1.96%
National Cinemedia Incorporated	1.95%
Gaylord Entertainment Company	1.95%
Wright Express Corporation	1.88%
Corporate Executive Board Company	1.86%

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

8 Wells Fargo Advantage VT Small Cap Growth Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT Small Cap Growth Fund (continued)
earnings releases, including Gartner Inc., a technology research and advisory company, and Synchronoss Technologies, a customer activation software company. We significantly reduced our position in Gartner following its share price appreciation.
Our telecommunications holdings underperformed the benchmark, and an overweight position in the sector hurt relative returns as well. Leap Wireless International Inc., which provides local wireless services through its Cricket brand, performed poorly as subscriber growth was below our expectations. We sold the shares on the belief that the company was losing market share. Cbeyond Inc., an alternative communications company, was a poor performer in the early part of the year but rebounded somewhat later in the year. The company made an acquisition that enhanced the services offered to its end customers, which we believe will provide incremental market opportunities going forward. PAETEC Holding Corp., a competitive local exchange company, also reported mixed results; it was a weak performer late in the year following strong performance earlier on. Ultimately, we think the company’s stock price will come to reflect its strong underlying fundamentals.
We are optimistic on our holdings entering 2011.
Despite headwinds along the way, stocks recorded a remarkable 12-month advance. Particularly striking was that all of the market indexes that were negative for the year at the end of August delivered robust gains from September through year-end. In our view, investors simply became too bearish about macroeconomic growth earlier in the year and then responded favorably to better-than-expected data during the final four months. Still, our experience tells us that stocks rarely go straight up even when the economy and corporate fundamentals are improving, so it would not surprise us if the market pauses after such a strong advance.
For the portfolio, we remain focused on finding opportunities one company at a time from a bottom-up perspective. We think many managers were overly influenced by macroeconomic concerns this past year, given the volatility in stock prices, yet we continued to adhere to our disciplined investment process. We believe that small-cap growth stocks as a group are attractive going forward and are optimistic regarding the fundamentals of the companies in our portfolio. Additionally, given the current strength of corporate balance sheets across capitalization categories, we would not be surprised to see an increase in M&A activity going forward.

4.	Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund 9
Wells Fargo Advantage VT Small Cap Growth Fund (continued)
AVERAGE ANNUAL TOTAL RETURN (%) (AS OF DECEMBER 31, 2010)5

						Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class 1	7/16/2010	28.75	26.93	9.66	2.45	0.99%	0.96%
Class 2	5/1/1995	28.59	26.77	9.63	2.44	1.27%	1.21%
Russell 2000® Growth Index[1]		32.14	29.09	5.30	3.78

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees and other charges that may be assessed by the participating insurance companies.

5.	Performance shown for Class 1 shares prior to its inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratio as stated in the July 19, 2010 prospectus, for Class 1. Reflects the expense ratio as stated in the May 1, 2010 prospectus for Class 2.

7.	For Class 1, the investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to maintain the Fund’s contractual expense ratio for Class 1 at 0.95%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower. For Class 2, the investment adviser has contractually committed through April 30, 2011 to waive fees and/or reimburse expenses to maintain the Fund’s contractual expense ratio for Class 2 at 1.20%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

10 Wells Fargo Advantage VT Small Cap Growth Fund	Fund Expenses (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2010 to December 31, 2010.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	07-01-2010	12-31-2010	the Period[1]	Expense Ratio
Class 1
Actual	$1,000.00	$1,287.54	$5.54	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.89	0.95%
Class 2
Actual	$1,000.00	$1,285.94	$6.99	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$6.17	1.20%

1.	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Small Cap Growth Fund 11

Shares	Security Name	Value
Common Stocks: 95.89%

Consumer Discretionary: 20.18%

Diversified Consumer Services: 3.99%
286,867	Bridgepoint Education Incorporated†	$5,450,473
61,900	Coinstar Incorporated«†	3,493,636
133,182	Grand Canyon Education Incorporated†	2,609,035

		11,553,144

Hotels, Restaurants & Leisure: 6.57%
150,500	Gaylord Entertainment Company«†	5,408,970
360,344	Great Wolf Resorts Incorporated†	944,101
124,500	Ruby Tuesday Incorporated†	1,625,970
607,540	Scientific Games Corporation Class A†	6,051,098
271,922	Shuffle Master Incorporated†	3,113,507
41,667	WMS Industries Incorporated†	1,885,015

		19,028,661

Household Durables: 0.70%
43,600	Harman International Industries Incorporated†	2,018,680

Internet & Catalog Retail: 1.44%
119,380	Shutterfly Incorporated†	4,181,881

Leisure Equipment & Products: 1.59%
59,001	Polaris Industries Incorporated«	4,603,258

Media: 3.79%
344,428	Live Nation Incorporated«†	3,933,368
272,177	National Cinemedia Incorporated	5,419,044
81,312	Reachlocal Incorporated«†	1,618,922

		10,971,334

Specialty Retail: 2.10%
133,820	Express Incorporated«	2,515,816
51,100	HHGregg Incorporated«†	1,070,545
238,400	Pier 1 Imports Incorporated«†	2,503,200

		6,089,561

Consumer Staples: 0.47%

Beverages: 0.47%
96,079	Primo Water Corporation«†	1,365,283

Energy: 2.71%

Oil, Gas & Consumable Fuels: 2.71%
75,050	Brigham Exploration Company†	2,044,362
107,000	Carrizo Oil & Gas Incorporated«†	3,690,430
319,900	Kodiak Oil & Gas Corporation«†	2,111,340

		7,846,132

Financials: 4.83%

Capital Markets: 0.62%
215,300	MF Global Holdings Limited†	1,799,908

12 Wells Fargo Advantage VT Small Cap Growth Fund	Portfolio of Investments—December 31, 2010

Shares	Security Name	Value
Commercial Banks: 0.55%
166,300	First Commonwealth Financial Corporation	$1,177,404
68,100	Park Sterling Corporation†	419,496

		1,596,900

Consumer Finance: 2.26%
190,700	Dollar Financial Corporation†	5,459,741
85,038	Netspend Holdings Incorporated†	1,090,187

		6,549,928

Insurance: 1.40%
158,400	Tower Group Incorporated«	4,051,872

Health Care: 15.99%

Biotechnology: 4.15%
143,900	Acorda Therapeutics Incorporated†	3,922,714
244,903	Halozyme Therapeutics Incorporated«†	1,939,632
109,000	Onyx Pharmaceuticals Incorporated†	4,018,830
226,816	Vanda Pharmaceuticals Incorporated«†	2,145,679

		12,026,855

Health Care Equipment & Supplies: 4.53%
98,400	Greatbatch Incorporated†	2,376,360
53,605	Sirona Dental Systems Incorporated«†	2,239,617
130,181	SonoSite Incorporated†	4,113,720
194,168	Spectranetics Corporation†	1,001,907
123,959	Volcano Corporation†	3,385,320

		13,116,924

Health Care Providers & Services: 1.10%
125,400	Centene Corporation†	3,177,636

Health Care Technology: 1.34%
55,801	Quality Systems Incorporated	3,896,026

Life Sciences Tools & Services: 1.23%
244,400	Affymetrix Incorporated«†	1,229,332
128,026	Luminex Corporation†	2,340,315

		3,569,647

Pharmaceuticals: 3.64%
143,800	Auxilium Pharmaceuticals Incorporated†	3,034,180
75,600	Impax Laboratories Incorporated†	1,520,316
80,000	Jazz Pharmaceuticals Incorporated†	1,574,400
254,600	ViroPharma Incorporated†	4,409,672

		10,538,568

Industrials: 19.28%

Aerospace & Defense: 1.66%
85,900	DigitalGlobe Incorporated†	2,723,889
30,579	Esterline Technologies Corporation«†	2,097,414

		4,821,303

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Small Cap Growth Fund 13

Shares	Security Name	Value
Air Freight & Logistics: 2.09%
69,800	Atlas Air Worldwide Holdings Incorporated†	$3,896,934
101,800	UTI Worldwide Incorporated	2,158,160

		6,055,094

Commercial Services & Supplies: 9.03%
28,400	Clean Harbors Incorporated«†	2,387,872
137,412	Corporate Executive Board Company	5,159,821
81,400	ICF International Incorporated†	2,093,608
489,067	InnerWorkings Incorporated«†	3,203,389
101,100	Kforce Incorporated†	1,635,798
370,368	On Assignment Incorporated†	3,018,499
165,195	Resources Connection Incorporated	3,070,975
209,024	Sykes Enterprises Incorporated†	4,234,826
21,300	United Stationers Incorporated†	1,359,153

		26,163,941

Electrical Equipment: 0.69%
37,600	Wesco International Incorporated†	1,985,280

Machinery: 5.40%
67,292	Chart Industries Incorporated†	2,273,124
30,500	Circor International Incorporated	1,289,540
40,046	Gardner Denver Incorporated	2,755,966
76,100	Robbins & Myers Incorporated«	2,722,858
17,699	The Middleby Corporation†	1,494,150
266,950	Wabash National Corporation«†	3,163,358
37,000	Wabtec Corporation	1,956,930

		15,655,926

Road & Rail: 0.41%
90,950	RailAmerica Incorporated†	1,177,803

Information Technology: 27.18%

Communications Equipment: 1.79%
79,000	Blue Coat Systems Incorporated†	2,359,730
102,031	Ixia†	1,712,080
84,200	Oclaro Incorporated«†	1,107,230

		5,179,040

Internet Software & Services: 9.65%
87,500	Ancestry.com Incorporated†	2,478,000
52,300	Constant Contact Incorporated«†	1,620,777
69,518	DealerTrack Holdings Incorporated†	1,395,226
79,636	Dice Holdings Incorporated†	1,142,777
400,896	GSI Commerce Incorporated†	9,300,787
278,893	Marchex Incorporated Class B	2,660,639
784,661	Move Incorporated«†	2,016,579
182,177	Quinstreet Incorporated†	3,499,620
83,361	VistaPrint NV†	3,834,606

		27,949,011

14 Wells Fargo Advantage VT Small Cap Growth Fund	Portfolio of Investments—December 31, 2010

Shares	Security Name			Value
IT Services: 5.01%
126,043	Euronet Worldwide Incorporated†			$2,198,190

81,246	Gartner Incorporated†			2,697,367
487,183	Global Cash Access Incorporated†			1,554,114
233,191	Sapient Corporation			2,821,611
113,772	Wright Express Corporation†			5,233,512

				14,504,794

Semiconductors & Semiconductor Equipment: 5.71%
255,200	JA Solar Holdings Company Limited«†			1,765,984
285,899	Microsemi Corporation†			6,547,087
148,602	Monolithic Power Systems Incorporated†			2,454,905

672,200	PMC-Sierra Incorporated†			5,774,198
				16,542,174

Software: 5.02%
62,000	Blackboard Incorporated†			2,560,600
192,658	Synchronoss Technologies Incorporated†			5,145,895
81,251	Taleo Corporation Class A†			2,246,590
352,862	THQ Incorporated«†			2,138,344

284,100	Tivo Incorporated«†			2,451,783
				14,543,212

Materials: 2.77%

Chemicals: 2.21%
145,139	Calgon Carbon Corporation«†			2,194,502
53,800	Intrepid Potash Incorporated«†			2,006,202
95,400	Solutia Incorporated†			2,201,832

				6,402,536

Containers & Packaging: 0.56%

124,150	Graham Packaging Corporation†			1,618,916

Telecommunication Services: 2.48%

Diversified Telecommunication Services: 2.48%
328,019	Cbeyond Incorporated«†			5,012,130
582,700	PAETEC Holding Corporation«†			2,179,298

				7,191,428

Total Common Stocks (Cost $233,932,057)				277,772,656

Principal		Interest Rate	Maturity Date
Short-Term Investments: 23.44%

Corporate Bonds & Notes: 0.38%
964,665	Gryphon Funding Limited(a)(i)(v)	0.00%	08/05/2011	391,847
1,268,890	VFNC Corporation(a)(i)(v)±††	0.26	09/29/2011	710,577

				1,102,424

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Small Cap Growth Fund 15

Shares	Security Name		Yield	Value
Investment Companies: 23.06%
14,673,852	Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)		0.14%	$14,673,852
52,136,082	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.27	52,136,082
				66,809,934

Total Short-Term Investments (Cost $67,507,791)				67,912,358

Total Investments in Securities (Cost $301,439,848)*		119.33%		345,685,014
Other Assets and Liabilities, Net		(19.33)		(56,005,648)

Total Net Assets		100.00%		$289,679,366

†	Non-income earning securities.

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

±	Variable rate investments.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $306,158,110 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$54,678,956
Gross unrealized depreciation	(15,152,052)
Net unrealized appreciation	$39,526,904
The accompanying notes are an integral part of these financial statements.

16 Wells Fargo Advantage VT Small Cap Growth Fund	Statement of Assets and Liabilities—December 31, 2010

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$278,875,080
In affiliated securities, at value	66,809,934

Total investments, at value (see cost below)	345,685,014
Receivable for investments sold	340,750
Receivable for Fund shares sold	576,277
Receivable for dividends	18,453
Receivable for securities lending income	6,549
Prepaid expenses and other assets	4,504

Total assets	346,631,547

Liabilities
Payable for investments purchased	3,402,908
Payable for Fund shares redeemed	331,948
Payable upon receipt of securities loaned	52,833,938
Investment advisory fee payable	210,148
Distribution fees payable	60,310
Due to other related parties	36,396
Accrued expenses and other liabilities	76,533

Total liabilities	56,952,181

Total net assets	$289,679,366

NET ASSETS CONSIST OF
Paid-in capital	$257,802,705
Undistributed net investment loss	(1,998)
Accumulated net realized losses on investments	(12,366,507)
Net unrealized gains on investments	44,245,166

Total net assets	$289,679,366

COMPUTATION OF NET ASSET VALUE PER SHARE [1]
Net assets — Class 1	$42,433,600
Shares outstanding — Class 1	5,264,222
Net asset value per share — Class 1	$8.06
Net assets — Class 2	$247,245,766
Shares outstanding — Class 2	30,707,355
Net asset value per share — Class 2	$8.05

Total investments, at cost	$301,439,848

Securities on loan, at value	$51,016,576

1	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Statement of Operations—For the Year Ended December 31, 2010	Wells Fargo Advantage VT Small Cap Growth Fund 17

Investment income
Dividends	$781,061
Income from affiliated securities	7,387
Securities lending income, net	67,746

Total investment income	856,194

Expenses
Investment advisory fee	1,717,006
Administration fees
Fund level	232,878
Class 1**	13,987
Class 2*	83,043
Distribution fees
Class 2*	528,626
Custody and accounting fees	35,996
Professional fees	29,110
Shareholder report expenses	72,169
Trustees’ fees and expenses	12,155
Other fees and expenses	4,714

Total expenses	2,729,684

Less: Fee waivers and/or expense reimbursements	(33,934)

Net expenses	2,695,750

Net investment loss	(1,839,556)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on unaffiliated securities	27,159,838
Net change in unrealized gains (losses) on unaffiliated securities	34,892,151

Net realized and unrealized gains (losses) on investments	62,051,989

Net increase in net assets resulting from operations	$60,212,433

*	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

**	Class commenced operations on July 16, 2010.
The accompanying notes are an integral part of these financial statements.

18 Wells Fargo Advantage VT Small Cap Growth Fund	Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Operations
Net investment loss	$(1,839,556)	$(964,406)
Net realized gains (losses) on investments	27,159,838	(9,759,000)
Net change in unrealized gains (losses) on investments	34,892,151	69,420,121

Net increase in net assets resulting from operations	60,212,433	58,696,715

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1**	345,312	2,449,216	NA	NA
Class 2*	9,158,617	64,586,061	12,954,722	69,566,868

		67,035,277		69,566,868

Payment for shares redeemed
Class 1**	(831,507)	(5,663,229)	NA	NA
Class 2*	(8,891,344)	(61,045,657)	(10,173,454)	(52,914,729)

		(66,708,886)		(52,914,729)

Net asset value of shares issued in acquisition
Class 1**	5,750,417	36,024,647	NA	NA
Class 2*	1,240,431	7,770,923	0	0

		43,795,570		0

Net increase in net assets resulting from capital share transactions		44,121,961		16,652,139

Total increase in net assets		104,334,394		75,348,854

Net assets
Beginning of period		185,344,972		109,996,118

End of period		$289,679,366		$185,344,972

Undistributed net investment income (loss)		$(1,998)		$0

*	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

**	Class commenced operations on July 16, 2010.
The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

20 Wells Fargo Advantage VT Small Cap Growth Fund	Financial Highlights

	Beginning		Net Realized
	Net Asset	Net	and Unrealized	Distributions
	Value Per	Investment	Gains (Losses)	from Net
	Share	Loss	on Investments	Realized Gains

Class 1
July 16, 2010[3] to December 31, 2010	$6.26	(0.02)	1.82	0.00

Class 2[4]
January 1, 2010 to December 31, 2010	$6.35	(0.06)	1.76	0.00
January 1, 2009 to December 31, 2009	$4.16	(0.03)	2.22	0.00
January 1, 2008 to December 31, 2008	$9.69	(0.05)	(3.31)	(2.17)
January 1, 2007 to December 31, 2007	$9.96	(0.07)	1.52	(1.72)
January 1, 2006 to December 31, 2006	$8.34	(0.09)	1.94	(0.23)

1.	Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2.	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

3.	Class commenced operations on July 16, 2010

4.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage VT Small Cap Growth Fund 21

Ending
Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Loss	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)

$8.06	(0.58)%	0.95%	0.95%	26.93%	71%	$42,434

$8.05	(0.82)%	1.22%	1.20%	26.77%	71%	$247,246
$6.35	(0.69)%	1.26%	1.20%	52.64%	75%	$185,345
$4.16	(0.73)%	1.26%	1.20%	(41.42)%	76%	$109,996
$9.69	(0.73)%	1.22%	1.20%	13.81%	121%	$221,394
$9.96	(0.98)%	1.23%	1.20%	22.75%	135%	$190,516

22 Wells Fargo Advantage VT Small Cap Growth Fund	Notes to Financial Statements
1. ORGANIZATION
Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust. After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Valuation Procedures.
Debt securities of sufficient credit quality with original maturities of 60 days or less and any collateral received from securities lending invested in securities generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.
Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Security loans
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the

Notes to Financial Statements	Wells Fargo Advantage VT Small Cap Growth Fund 23
fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.
Prior to April 1, 2010, Wells Fargo Bank, N.A. acted as the securities lending agent for the Fund and was entitled to receive for its services 25% of the revenues earned on the securities lending activities. For the year ended December 31, 2010, Wells Fargo Bank, N.A. waived a portion of its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. had the impact of increasing securities lending income on the Statement of Operations. The value of the securities on loan and the liability to return the collateral are shown on the Statement of Assets and Liabilities.
In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating Funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various participating Funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating Fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating Fund’s percentage ownership of the joint account as of such date.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At December 31, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

	Accumulated Net
	Realized
Undistributed Net	Losses
Investment Loss	on Investments	Paid-in Capital

$1,839,071	$(44,119)	$(1,794,952)
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

24 Wells Fargo Advantage VT Small Cap Growth Fund	Notes to Financial Statements
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
As of December 31, 2010, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $7,648,245 with $374,608 expiring in 2015, $2,685,844 expiring in 2016 and $4,587,793 expiring in 2017.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
Class allocations
The separate classes of shares offered by the Fund differ principally in distribution and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution and administration fees.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of December 31, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Equity securities
Common stocks	$277,772,656	$0	$0	$277,772,656
Short-term investments
Corporate bonds and notes	0	0	1,102,424	1,102,424
Investment companies	14,673,852	52,136,082	0	66,809,934
Total	$292,446,508	$52,136,082	$1,102,424	$345,685,014
Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Notes to Financial Statements	Wells Fargo Advantage VT Small Cap Growth Fund 25
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate
bonds and notes

Balance as of December 31, 2009	$1,168,890
Realized gains (losses)	0
Change in unrealized gains (losses)	267,603
Purchases	0
Sales	(334,069)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of December 31, 2010	$1,102,424
Change in unrealized gains (losses) included in earnings relating to securities still held at December 31, 2010	$83,123
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the investment sub-adviser, who is responsible for day-to-day portfolio management of the Fund.
Pursuant to the contract, Funds Management is paid an annual investment advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended December 31, 2010, the investment advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management to the Fund. The fees related to investment sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by the Fund to the investment adviser. Wells Capital Management, an affiliate of Funds Management, is the investment sub-adviser to the Fund and is paid a fee by the investment adviser at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.
Administration and transfer agent fees
The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

		Administration Fees
		(% of Average
	Average Daily Net Assets	Daily Net Assets)

Fund level	First $5 billion	0.05%
	Next $5 billion	0.04
	Over $10 billion	0.03
Class 1 and Class 2	All asset levels	0.08
Prior to July 19, 2010, Funds Management received from the Fund, for its existing class, an annual fee which started at 0.16% and declined to 0.14% as the average daily net assets of the Fund increased.
Funds Management has contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

26 Wells Fargo Advantage VT Small Cap Growth Fund	Notes to Financial Statements
Distribution fees
The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended December 31, 2010, were $157,063,581 and $166,533,135 respectively.
6. ACQUISITION
After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Growth Fund and renamed its existing shares as Class 2 shares. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class 1 and Class 2 shares of Evergreen VA Growth Fund received Class 1 and Class 2 shares of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen VA Growth Fund for 6,990,848 shares of the Fund valued at $43,795,570 at an exchange ratio of 1.82 and 1.78 for Class 1 and Class 2 shares, respectively. The investment portfolio of Evergreen VA Growth Fund with a fair value of $43,824,635, identified cost of $43,592,498 and unrealized gains of $232,137 at July 16, 2010 were the principal assets acquired by the Fund. The aggregate net assets of Evergreen VA Growth Fund and the Fund immediately prior to the acquisition were $43,795,570 and $198,568,568, respectively. The aggregate net assets of the Fund immediately after the acquisition were $242,364,138. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen VA Growth Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed January 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended December 31, 2010 would have been:

Net investment loss	$(2,025,264)
Net realized and unrealized gains on investments	$61,432,964
Net increase in net assets resulting from operations	$59,407,700
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Evergreen VA Growth Fund that have been included in the Fund’s Statement of Operations since July 19, 2010.
7. BANK BORROWINGS
The Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.
For the year ended December 31, 2010, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Unrealized	Capital Loss
Gains	Carryforward

$39,526,904	$(7,648,245)

Notes to Financial Statements	Wells Fargo Advantage VT Small Cap Growth Fund 27
9. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28 Wells Fargo Advantage VT Small Cap Growth Fund	Report of Independent Registered Public Accounting Firm
BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO VARIABLE TRUST:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Small Cap Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Small Cap Growth Fund as of December 31, 2010, the results of its operations for the year then ended, changes in its net assets for each of the years in the two year period then ended, and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 25, 2011

Other Information (Unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund 29
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

30 Wells Fargo Advantage VT Small Cap Growth Fund	Other Information (Unaudited)
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Variable Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Funds Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships

Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008 Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund 31

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the Independent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust
Officers

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years

Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

32 Wells Fargo Advantage VT Small Cap Growth Fund	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years

Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

List of Abbreviations	Wells Fargo Advantage VT Small Cap Growth Fund 33
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	—	Association of Bay Area Governments
ADR	—	American Depositary Receipt
ADS	—	American Depository Shares
AMBAC	—	American Municipal Bond Assurance Corporation
AMT	—	Alternative Minimum Tax
ARM	—	Adjustable Rate Mortgages
AUD	—	Australian Dollar
BART	—	Bay Area Rapid Transit
BRL	—	Brazil Real
CAD	—	Canadian Dollar
CDA	—	Community Development Authority
CDO	—	Collateralized Debt Obligation
CDSC	—	Contingent Deferred Sales Charge
CGIC	—	Capital Guaranty Insurance Company
CGY	—	Capital Guaranty Corporation
CHF	—	Swiss Franc
CIFG	—	CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	—	Certificate of Participation
CP	—	Commercial Paper
CTF	—	Common Trust Fund
DEM	—	Deutsche Mark
DKK	—	Danish Krone
DW&P	—	Department of Water & Power
DWR	—	Department of Water Resources
ECFA	—	Educational & Cultural Facilities Authority
EDFA	—	Economic Development Finance Authority
ETET	—	Eagle Tax-Exempt Trust
ETF	—	Exchange-Traded Fund
EUR	—	Euro
FFCB	—	Federal Farm Credit Bank
FGIC	—	Financial Guaranty Insurance Corporation
FHA	—	Federal Housing Authority
FHAG	—	Federal Housing Agency
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FRF	—	French Franc
FSA	—	Farm Service Agency
GBP	—	Great British Pound
GDR	—	Global Depositary Receipt
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
HCFR	—	Healthcare Facilities Revenue
HEFA	—	Health & Educational Facilities Authority
HEFAR	—	Higher Education Facilities Authority Revenue
HFA	—	Housing Finance Authority
HFFA	—	Health Facilities Financing Authority
HKD	—	Hong Kong Dollar
HUD	—	Housing & Urban Development

HUF	—	Hungarian Forint
IDA	—	Industrial Development Authority
IDAG	—	Industrial Development Agency
IDR	—	Industrial Development Revenue
IEP	—	Irish Pound
JPY	—	Japanese Yen
KRW	—	Republic of Korea Won
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LLP	—	Limited Liability Partnership
LOC	—	Letter of Credit
LP	—	Limited Partnership
MBIA	—	Municipal Bond Insurance Association
MFHR	—	Multi-Family Housing Revenue
MFMR	—	Multi-Family Mortgage Revenue
MMD	—	Municipal Market Data
MTN	—	Medium Term Note
MUD	—	Municipal Utility District
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NATL-RE	—	National Public Finance Guarantee Corporation
NLG	—	Netherlands Guilder
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PCFA	—	Pollution Control Finance Authority
PCR	—	Pollution Control Revenue
PFA	—	Public Finance Authority
PFFA	—	Public Facilities Financing Authority
plc	—	Public Limited Company
PLN	—	Polish Zloty
PSFG	—	Public School Fund Guaranty
R&D	—	Research & Development
RDA	—	Redevelopment Authority
RDFA	—	Redevelopment Finance Authority
REITS	—	Real Estate Investment Trusts
SEK	—	Swedish Krona
SFHR	—	Single Family Housing Revenue
SFMR	—	Single Family Mortgage Revenue
SGD	—	Singapore Dollar
SKK	—	Slovakian Koruna
SLMA	—	Student Loan Marketing Association
SPDR	—	Standard & Poor’s Depositary Receipts
STIT	—	Short-Term Investment Trust
TBA	—	To Be Announced
TRAN	—	Tax Revenue Anticipation Notes
TRY	—	Turkish Lira
USD	—	United States Dollar
XLCA	—	XL Capital Assurance
ZAR	—	South African Rand

This page is intentionally left blank.

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	200919 02-11
AVT7/AR153 12-10

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

•	Wells Fargo Advantage VT Small Cap Value Fund

(formerly Wells Fargo Advantage VT Small/Mid Cap Value Fund)

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery
The views expressed are as of December 31, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage VT Small Cap Value Fund.
NOT FDIC INSURED • INSURED • NO BANK GUARENTEE • MAY LOSE VALUE

WELLS FARGO
INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
NOT FDIC INSURED • INSURED • NO BANK GUARENTEE • MAY LOSE VALUE
Not part of the annual report.

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $236 billion in assets under management, as of December 31, 2010.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Growth Fund
Classic Value Fund	Growth Opportunities Fund	Small Cap Opportunities Fund
Common Stock Fund	Health Care Fund	Small Cap Value Fund
Core Equity Fund	Index Fund	Small Company Growth Fund
Disciplined Global Equity Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Disciplined Value Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Discovery Fund†	Intrinsic Value Fund	Social Sustainability Fund†
Diversified Equity Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified International Fund	Large Cap Core Fund	Special Small Cap Value Fund
Diversified Small Cap Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Growth Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Emerging Markets Equity Fund	Mid Cap Growth Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund

Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund

Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†

Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund

Variable Trust Funds[1]
VT Core Equity Fund	VT Intrinsic Value Fund	VT Small Cap Value Fund
VT Discovery Fund†	VT Omega Growth Fund	VT Total Return Bond Fund
VT Index Asset Allocation Fund	VT Opportunity Fund†
VT International Equity Fund	VT Small Cap Growth Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage VT Small Cap Value Fund	Letter to Shareholders
Karla M. Rubusch,
President
Wells Fargo Advantage Funds
The equity markets delivered strong full-year returns against the backdrop of a strengthening economy.
Dear Valued Shareholder:
We are pleased to provide you with this annual report for the Wells Fargo Advantage VT Small Cap Value Fund for the 12 months that ended December 31, 2010. The equity markets delivered strong full-year returns against the backdrop of a strengthening economy. However, the year was not without its share of macroeconomic challenges and market volatility, once again highlighting the value of a sound, well-diversified investment strategy. As always, we believe that such a strategy can enable investors to balance risks and opportunities as they pursue long-term financial goals in a dynamic market environment.
The economic recovery stayed on track.
The U.S. economic recovery that began in the summer of 2009 gained momentum in 2010, particularly toward the end of the year. Gross domestic product (GDP) grew at an annualized rate of 3.2% in the fourth quarter of 2010—capping a streak of six consecutive quarters of positive GDP growth—and 2.9% for the full year. Although the path of recovery has been uneven at times and growth remains subpar compared with previous recoveries, the general consensus among economists is that the economy will likely avoid a double-dip recession. That said, persistent weakness in the labor and housing markets bears close watching in the months ahead.
Jobs and housing remained troublesome.
At the end of the year, the unemployment rate stood at 9.4%, down from 9.9% a year earlier, but still stubbornly high. Unfortunately, the drop may be attributable more to a decline in the labor force than a meaningful uptick in hiring. In fact, employers added just 1.1 million jobs for all of 2010, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite some tentative late-year signs of stabilization.
Other economic data were more encouraging, reflecting greater confidence in the recovery on the part of both consumers and businesses. Retail sales came in strong at certain points during the year, including the critical holiday shopping season, and industrial production and new orders have picked up. Although still reluctant to hire, businesses have gradually increased spending in other areas, such as equipment and technology. Core inflation, which excludes volatile food and energy prices, remained benign.
The Fed continued to do its part.
With inflation subdued, the Federal Reserve (the Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. In its final statement of 2010, the Fed noted that economic expansion continues to be restrained by headwinds such as high unemployment, modest income growth, lower housing wealth, and tight credit. As a result, the Fed indicated that it intends to keep short-term rates at historically low levels for as long as needed to promote a more robust recovery.

Letter to Shareholders	Wells Fargo Advantage VT Small Cap Value Fund 3
The Fed also stated that it plans to proceed with other stimulus measures, including its second round of quantitative easing (QE2)—a plan to purchase $600 billion in long-term Treasury securities by mid-2011. The ‘preannouncement’ of QE2 in the third quarter of 2010 marked a turning point for the equity markets in that it ushered in a favorable shift in investor sentiment. By and large, investors interpreted the plan as further evidence of the Fed’s commitment to avoiding deflation and spurring economic growth.
2010 was another solid year for equities.
QE2 was certainly not the only catalyst for the equity markets during 2010. Along with more upbeat economic data, better-than-expected corporate earnings power played a role in driving stock prices higher. Throughout the year, quarterly earnings per share for the majority of companies in the S&P 500 Index consistently exceeded Wall Street estimates. As 2010 drew to a close, the midterm congressional elections and the extension of the Bush-era tax cuts provided additional tailwinds, helping the markets finish the year on a strong note.
It was the second straight year of double-digit total returns for the broad equity market indexes. The S&P 500 Index and the Dow Jones Industrial Average advanced 15.1% and 14.1%, respectively, while the tech-heavy NASDAQ Composite Index returned 18.2%. Investors were generally rewarded across the market-capitalization spectrum—with small- and mid-cap stocks outpacing large-cap stocks—as well as across most economic sectors. In terms of investment styles, growth stocks outperformed their value counterparts for the year.
To be sure, the gains were hard-earned, as the markets had to contend with numerous issues along the way, including the European sovereign debt crisis, China’s efforts to slow growth, and doubts about the sustainability of the domestic recovery. The second quarter in particular witnessed bouts of heightened market volatility, most notably the so-called “flash crash” in May. As the year progressed, however, volatility—as measured by the Chicago Board Options Exchange Volatility Index—abated amid reduced fears of a double-dip recession.
Investors should keep a long-term perspective.
In our view, the equity markets’ dramatic rebound over the past two years from a severe downturn underscores the importance of maintaining a disciplined, long-term investment strategy through changing market cycles. By staying focused on your long-term goals, you may be better positioned both to navigate falling markets and participate in rising markets.
To help you build a well-diversified strategy based on your personal objectives and risk tolerance, Wells Fargo Advantage Funds® offers more than 120 mutual funds and other investments covering a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.
Along with more upbeat economic data, better-than-expected corporate earnings power played a role in driving stock prices higher.

4 Wells Fargo Advantage VT Small Cap Value Fund	Letter to Shareholders
Thank you for choosing Wells Fargo Advantage Funds. We appreciate your continued confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit wellsfargo.com/advantagefunds.
Sincerely,
Karla M. Rabusch
President
Wells Fargo Advantage Funds

This page is intentionally left blank.

6 Wells Fargo Advantage VT Small Cap Value Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT Small Cap Value Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUB-ADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGER
I. Charles Rinaldi
FUND INCEPTION
October 10, 1997
PERFORMANCE SUMMARY

12 MONTH TOTAL RETURN AS OF DECEMBER 31, 2010

Class 2	17.25%
Russell 2500® Value Index[1]	24.82%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The advisor has committed, through April 30, 2011, to waive fees and/or reimburse expenses to maintain the contractual expense cap at 1.14% for the Class 2 shares, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower. The Fund’s net expense ratio is 1.15% for the Class 2 shares. The Fund’s gross expense ratio is 2.57% for the Class 2 shares.

1.	The Russell 2500® Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage VT Small Cap Value Fund Class 2 for the most recent ten years of the Fund with the Russell 2500 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Small Cap Value Fund 7
Wells Fargo Advantage VT Small Cap Value Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
•	The Fund underperformed its benchmark for the 12-month period due to weak stock selection in the consumer discretionary, energy, and materials sectors.

•	While the Fund’s overweight to precious metals companies aided relative results, key holdings in the sector underperformed their peers.

•	Portfolio turnover remained moderate, as we believe that the underlying fundamentals of the Fund’s key holdings are strong, despite short-term underperformance.

•	Tepid economic growth and persistently high unemployment remained key risks for the equity market.
Weak stock selection in the consumer discretionary, energy, and materials sectors resulted in the Fund’s underperformance for the period.
The 12-month period that ended December 31, 2010, marked a second consecutive year of strong gains for the equity market after the market decline in 2008. All broad-based stock market indexes logged double-digit gains for the period. The Fund ended the period with solid gains but trailed its benchmark, the Russell 2000® Value Index. While 2010 saw plenty of back-and-forth market action, the year ended with four consecutive months of gains, fueled in part by the Federal Reserve’s announcement of a fresh round of quantitative easing.
Consumer discretionary stocks posted strong returns during the period, but the Fund’s holdings did not keep pace. The Fund was underweight to retailers, which had earnings that recovered sharply off of trough levels. Despite retailers’ outperformance, we remain skeptical of the sustainability of their earnings growth over the medium to long term. We believe that consumer deleveraging will unfold over the next several years, which does not auger well for continued strength in the group.
As the economy improved, the price of oil steadily advanced. Energy stocks followed and turned in a solid year. While we had our share of winners, the Fund’s key holding, InterOil Corporation, failed to keep pace after a terrific year in 2009. InterOil is an emerging exploration and production company with assets in Papua New Guinea. The company’s fundamentals improved on several key announcements, but its stock languished. During the 12-month period, the company announced a joint venture with Mitsui Group on a

TEN LARGEST EQUITY HOLDINGS[3]
(AS OF DECEMBER 31, 2010)
InterOil Corporation	6.94%
Randgold Resources Limited ADR	5.31%
Chimera Investment Corporation	3.83%
McMoRan Exploration Company	2.81%
Range Resources Corporation	2.30%
Chicago Bridge and Iron Company NV	2.18%
United Continental Holdings Incorporated	2.15%
Agro Group International Holdings Limited	1.60%
GEO Group Incorporated	1.56%
Ion Geophysical Corporation	1.43%

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

8 Wells Fargo Advantage VT Small Cap Value Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT Small Cap Value Fund (continued)
condensate stripping plant, with Mitsui responsible for financing the entire plant. Mitsui has the option to convert its $550 million investment into a 2.5% interest in the larger liquefied natural gas (LNG) project, with an option to purchase another 2.5%. InterOil also announced an agreement with Energy World Corp. to build a two-million-ton-per-year land-based LNG plant. Final investment decisions for both projects are due in the first half of 2011, setting the stage for InterOil to define the terms with which it can monetize the resources found at the Elk and Antelope natural gas fields. The company has a strong balance sheet and is on the path to monetizing its resources. We believe that the stock will reflect the positive fundamentals in the upcoming year.
With higher gold prices, shares of gold-mining companies generally performed well. The Fund’s overweight to the group aided relative results but was more than offset by weakness in key holding Randgold Resources. Weakness in the West African miner was in part attributable to news related to its Tongon mine in Ivory Coast. Tongon should be a key contributor to the company’s production growth over the next several years. The mine is progressing toward final completion but has yet to reach full production; it is currently operating on a curtailed basis due to delays related to materials. While the political unrest in Ivory Coast hasn’t resulted in security issues at or near the mine, it has affected production schedules and will cause further delays. We believe that the company is financially strong and has multiple assets that should continue to operate. Moreover, CEO Mark Bristow, given his South African roots, seems adept at navigating the political landscape in the region. We have full confidence in Randgold’s prospects as one of the best-positioned companies in the sector.
We remain cautiously optimistic and focused on the long term.
Over the past 12 months, investors’ risk appetite fluctuated based upon macroeconomic events, resulting in seesawing markets. In such environments, we believe it’s prudent to continue to emphasize diversification and to maintain a long-term focus. Looking ahead, we believe there is reason to be optimistic, as corporate profits have rebounded sharply off of depressed levels. However, persistently high unemployment remains a key deterrent to long-term economic recovery.
Our investment process is designed to capture a wide range of investment opportunities. We will typically construct the portfolio using a broad mix of stocks with varying characteristics in an attempt to withstand shifts in the market. We believe that this broad approach to small-cap investing should continue to serve our clients well.

4.	Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Small Cap Value Fund 9
Wells Fargo Advantage VT Small Cap Value Fund (continued)
AVERAGE ANNUAL TOTAL RETURN (%) (AS OF DECEMBER 31, 2010)5

						Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class 1	7/16/2010	23.37	17.38	3.68	6.08	2.29%	0.90%
Class 2	10/10/1997	23.23	17.25	3.66	6.07	2.57%	1.15%
Russell 2500® Value Index[1]		26.81	24.82	3.85	8.53

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees and other charges that may be assessed by the participating insurance companies.

5.	Performance shown for Class 1 shares prior to its inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns would be higher. Effective May 1, 2010, the Fund name changed from the Wells Fargo Advantage VT Small/Mid Cap Value Fund to the Wells Fargo Advantage VT Small Cap Value Fund.

6.	Reflects the expense ratio as stated in the July 19, 2010 prospectuses.

7.	The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to maintain the Fund’s contractual expense ratio for Class 1 shares at 0.89%, and 1.14% through April 30, 2011 for Class 2 shares, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

10 Wells Fargo Advantage VT Small Cap Value Fund	Fund Expenses (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2010 to December 31, 2010.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account fees assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	07-01-2010	12-31-2010	the Period[1]	Expense Ratio
Class 1
Actual	$1,000.00	$1,233.68	$5.07	0.89%
Hypothetical (5% return before expenses)
	$1,000.00	$1,020.94	$4.58	0.89%
Class 2
Actual	$1,000.00	$1,232.32	$6.48	1.14%
Hypothetical (5% return before expenses)
	$1,000.00	$1,019.67	$5.87	1.14%

1.	Expenses are equal to the Fund’s annualized expenses ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Small Cap Value Fund 11

Shares	Security Name	Value
Common Stocks: 91.14%

Consumer Discretionary: 4.99%

Diversified Consumer Services: 0.41%
24,800	Cambium Learning Group Incorporated†	$85,312
45,100	Corinthian Colleges Incorporated†	234,971

		320,283

Hotels, Restaurants & Leisure: 0.87%
34,900	Scientific Games Corporation Class A†	347,604
72,000	Wendy’s Arby’s Group Incorporated	332,640

		680,244

Household Durables: 0.93%
6,525	Cavco Industries Incorporated†	304,652
9,100	KB Home Incorporated	122,761
11,405	Skyline Corporation	297,442

		724,855

Internet & Catalog Retail: 0.09%
38,950	dELiA*s Incorporated†	67,773

Media: 0.63%
13,300	Discovery Communications Incorporated Class A†	487,977

Multiline Retail: 0.20%
14,600	Saks Incorporated†	156,220

Specialty Retail: 1.86%
34,800	Collective Brands Incorporated†	734,280
7,400	Foot Locker Incorporated	145,188
5,200	rue21 Incorporated†	152,412
26,795	Talbots Incorporated†	228,293
5,600	Vitamin Shoppe Incorporated†	188,384

		1,448,557

Consumer Staples: 1.83%

Food Products: 1.13%
46,900	Del Monte Foods Company	881,720

Personal Products: 0.70%
45,700	Prestige Brands Holdings Incorporated†	546,115

Energy: 24.65%

Energy Equipment & Services: 8.87%
137,200	Global Industries Limited†	950,796
22,770	Helix Energy Solutions Group Incorporated†	276,428
17,700	Helmerich & Payne Incorporated	858,096
129,500	ION Geophysical Corporation†	1,098,160
53,200	Key Energy Services Incorporated†	690,536
138,940	Newpark Resources Incorporated†	855,870
11,400	Oceaneering International Incorporated†	839,382
43,400	Parker Drilling Company†	198,338
15,500	PHI Incorporated (non-voting)†	292,020
2,700	PHI Incorporated (voting)†	57,051
8,200	Pride International Incorporated†	270,600
67,750	Vantage Drilling Company†	137,533
38,600	Willbros Group Incorporated†	379,052

		6,903,862

12 Wells Fargo Advantage VT Small Cap Value Fund	Portfolio of Investments—December 31, 2010

Shares	Security Name	Value
Oil, Gas & Consumable Fuels: 15.78%
19,800	Forest Oil Corporation†	$751,806
73,720	InterOil Corporation†	5,313,000
125,700	McMoRan Exploration Company†	2,154,498
7,300	Newfield Exploration Company†	526,403
3,100	Noble Energy Incorporated	266,848
18,100	Petrohawk Energy Corporation†	330,325
15,300	PetroQuest Energy Incorporated†	115,209
4,200	Pioneer Natural Resources Company	364,644
5,530	Plains Exploration & Product Company†	177,734
39,100	Range Resources Corporation	1,758,718
42,640	Trilogy Energy Corporation	527,479

		12,286,664

Financials: 17.44%

Commercial Banks: 4.61%
5,600	Ameris Bancorp	59,024
16,015	Associated Banc-Corporation	242,627
21,400	Bancorp Incorporated†	217,638
31,133	Center Financial Corporation†	235,988
24,500	CenterState Banks Incorporated	194,040
8,400	City National Corporation	515,424
22,021	First Horizon National Corporation†	259,413
8,800	IBERIABANK Corporation	520,344
18,500	Park Sterling Corporation†	113,960
6,680	Sandy Spring Bancorp Incorporated	123,112
5,400	SVB Financial Group†	286,470
15,865	Western Liberty Bancorp†	86,306
44,100	Whitney Holding Corporation	624,015
26,400	Wilmington Trust Corporation	114,576

		3,592,937

Insurance: 2.89%
32,600	Argo Group International Holdings Limited	1,220,870
33,500	Hilltop Holdings Incorporated†	332,320
10,300	Mercury General Corporation	443,003
16,700	OneBeacon Insurance Group Limited	253,172

		2,249,365

Real Estate Investment Trusts (REIT): 9.57%
69,300	Anworth Mortgage Asset Corporation	485,100
8,000	Armour Residential Incorporated	62,480
79,100	Capstead Mortgage Corporation	995,869
712,400	Chimera Investment Corporation	2,927,964
9,160	Crexus Investment Corporation	119,996
18,600	Hatteras Financial Corporation	563,022
33,055	Invesco Mortgage Capital	721,921
99,240	MFA Mortgage Investments Incorporated	809,798
20,100	Redwood Trust Incorporated	300,093
13,870	Sun Communities Incorporated	462,010

		7,448,253

Thrifts & Mortgage Finance: 0.37%
15,000	First Niagara Financial Group Incorporated	209,700
6,900	Northwest Bancshares Incorporated	81,144

		290,844

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Small Cap Value Fund 13

Shares	Security Name	Value
Health Care: 6.89%

Biotechnology: 0.46%
5,000	Gen-Probe Incorporated†	$291,750
10,800	Infinity Pharmaceuticals Incorporated†	64,044

		355,794

Health Care Equipment & Supplies: 2.18%
15,950	Hologic Incorporated†	300,179
103,700	Orasure Technologies Incorporated†	596,275
8,400	Steris Corporation	306,264
23,900	Symmetry Medical Incorporated†	221,075
3,900	Varian Medical Systems Incorporated†	270,192

		1,693,985

Health Care Providers & Services: 2.71%
18,100	Amedisys Incorporated†	606,350
6,000	Community Health Systems Incorporated†	224,220
42,800	Cross Country Healthcare Incorporated†	362,516
25,000	Gentiva Health Services Incorporated†	665,000
10,500	Healthways Incorporated†	117,180
5,200	Omnicare Incorporated	132,028

		2,107,294

Health Care Technology: 0.18%
6,000	Medidata Solutions Incorporated†	143,280

Life Sciences Tools & Services: 1.36%
29,600	Accelrys Incorporated†	245,680
4,500	Life Technologies Corporation†	249,750
26,600	Nordion Incorporated†	302,974
12,400	Parexel International Corporation†	263,252

		1,061,656

Industrials: 13.03%

Aerospace & Defense: 0.16%
36,800	Ascent Solar Technologies Incorporated†	123,648

Airlines: 4.59%
14,100	Alaska Air Group Incorporated†	799,329
73,600	Delta Air Lines Incorporated†	927,360
6,500	Lan Airlines SA ADR	200,070
69,100	United Continental Holdings Incorporated†	1,645,962

		3,572,721

Building Products: 0.22%
1,850	Webco Industries Incorporated(a)†	170,200

Commercial Services & Supplies: 4.13%
32,300	ABM Industries Incorporated	849,490
54,160	ACCO Brands Corporation†	461,443
48,500	GEO Group Incorporated†	1,196,010
20,900	Healthcare Services Group	340,044
8,600	Kforce Incorporated†	139,148
6,800	Verisk Analytics Incorporated Class A†	231,744

		3,217,879

14 Wells Fargo Advantage VT Small Cap Value Fund	Portfolio of Investments—December 31, 2010

Shares	Security Name	Value
Construction & Engineering: 2.33%
50,800	Chicago Bridge & Iron Company NV†	$1,671,320
14,800	Primoris Services Corporation	141,191

		1,812,511

Electrical Equipment: 0.87%
34,400	GrafTech International Limited†	682,496

Marine: 0.03%
10,100	Star Bulk Carriers Corporation	26,967

Professional Services: 0.39%
46,558	Hill International Incorporated†	301,230

Road & Rail: 0.31%
23,500	Covenant Transport Incorporated Class A†	228,420
2,924	YRC Worldwide Incorporated†	10,877

		239,297

Information Technology: 6.71%

Communications Equipment: 1.68%
46,000	Brocade Communications Systems Incorporated†	243,340
38,300	China GrenTech Corporation Limited ADR†	121,794
51,200	Harmonic Incorporated†	438,784
283,000	MRV Communications Incorporated†	506,570
		1,310,488

Computers & Peripherals: 1.66%
70,000	Cray Incorporated†	500,500
62,400	Intermec Incorporated†	789,984

		1,290,484

Electronic Equipment & Instruments: 3.28%
12,935	Cognex Corporation	380,548
17,500	Coherent Incorporated†	789,950
20,200	OSI Systems Incorporated†	734,472
63,500	Power One Incorporated†	647,700

		2,552,670

Office Electronics: 0.09%
1,800	Zebra Technologies Corporation†	68,382

Materials: 14.98%

Chemicals: 0.52%
26,800	Calgon Carbon Corporation†	405,216

Containers & Packaging: 0.24%
161,600	Intertape Polymer Group Incorporated†	185,840

Metals & Mining: 13.86%
12,900	Agnico-Eagle Mines Limited	989,430
21,100	Carpenter Technology Corporation	849,064
53,000	Eldorado Gold Corporation	984,210
72,500	Great Basin Gold Limited†	214,600

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Small Cap Value Fund 15

Shares	Security Name	Value
Metals & Mining (continued)
11,200	Harry Winston Diamond Corporation†	$131,040
58,200	Jaguar Mining Incorporated†	414,966
40,300	Petaquilla Minerals Limited†	42,678
49,400	Randgold Resources Limited ADR	4,067,102
14,840	Royal Gold Incorporated	810,709
3,469	Sandstorm Metals & Energy Limited†	4,012
210,240	Sandstorm Resources Limited†	169,156
14,600	Silver Standard Resources Incorporated†	412,012
45,900	Steel Dynamics Incorporated	839,970
7,700	United States Steel Corporation	449,834
32,500	Yamana Gold Incorporated	416,000

		10,794,783

Paper & Forest Products: 0.36%
32,100	Wausau Paper Corporation	276,381

Telecommunication Services: 0.62%

Diversified Telecommunication Services: 0.62%
173,000	Cincinnati Bell Incorporated†	484,400

Total Common Stocks (Cost $58,411,658)		70,963,271

Investment Companies: 1.52%
12,100	KBW Regional Banking ETF	320,045
13,996	Market Vectors Gold Miners ETF	860,334

Total Investment Companies (Cost $974,088)		1,180,379

		Expiration Date
Warrants: 0.00%

Financials: 0.00%

Real Estate Investment Trusts (REITs): 0.00%
1,000	Armour Residential Incorporated†	11/07/2011	75

Total Warrants (Cost $160)			75

			Yield
Short-Term Investments: 5.64%

Investment Companies: 5.64%
4,395,721	Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)		0.14%	4,395,721

Total Short-Term Investments (Cost $4,395,721)				4,395,721

Total Investments in Securities (Cost $63,781,627)*		98.30%		76,539,446
Other Assets and Liabilities, Net		1.70		1,321,006

Total Net Assets		100.00%		$77,860,452

16 Wells Fargo Advantage VT Small Cap Value Fund	Portfolio of Investments—June 30, 2010

†	Non-income earning securities.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the

Board of Trustees.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $64,279,714 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$14,006,727
Gross unrealized depreciation	(1,746,995)

Net unrealized appreciation	$12,259,732
The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—December 31, 2010	Wells Fargo Advantage VT Small Cap Value Fund 17

Assets
Investments
In unaffiliated securities, at value	$72,143,725
In affiliated securities, at value	4,395,721

Total investments, at value (see cost below)	76,539,446
Foreign currency, at value (see cost below)	66,718
Receivable for investments sold	1,189,751
Receivable for Fund shares sold	9,570
Receivable for dividends	276,018
Prepaid expenses and other assets	1,279

Total assets	78,082,782

Liabilities
Payable for investments purchased	106,241
Payable for Fund shares redeemed	34,332
Investment advisory fee payable	47,827
Distribution fees payable	4,694
Due to other related parties	9,362
Professional fees payable	17,742
Accrued expenses and other liabilities	2,132

Total liabilities	222,330

Total net assets	$77,860,452

NET ASSETS CONSIST OF
Paid-in capital	$86,943,041
Undistributed net investment income	499,936
Accumulated net realized losses on investments	(22,341,472)
Net unrealized gains on investments	12,758,947

Total net assets	$77,860,452

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets — Class 1	$58,254,650
Shares outstanding — Class 1	6,441,392
Net asset value per share — Class 1	$9.04
Net assets — Class 2	$19,605,802
Shares outstanding — Class 2	2,170,293
Net asset value per share — Class 2	$9.03

Total investments, at cost	$63,781,627

Foreign currency, at cost	$65,590

1.	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

18 Wells Fargo Advantage VT Small Cap Value Fund	Statement of Operations—For the Year Ended December 31, 2010

Investment income
Dividends†	$869,313
Income from affiliated securities	4,504
Securities lending income, net	40,130

Total investment income	913,947

Expenses
Investment advisory fee	301,451
Administration fees
Fund level	26,590
Class 1*	20,308
Class 2**	7,124
Distribution fees
Class 2**	37,020
Custody and accounting fees	13,883
Professional fees	34,913
Shareholder report expenses	15,801
Trustees’ fees and expenses	10,230
Other fees and expenses	2,894

Total expenses	470,214
Less: Fee waivers and/or expense reimbursements	(75,776)

Net expenses	394,438

Net investment income	519,509

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on unaffiliated securities	1,492,997
Net change in unrealized gains (losses) on unaffiliated securities	12,781,203

Net realized and unrealized gains (losses) on investments	14,274,200

Net increase in net assets resulting from operations	$14,793,709

† Net of foreign withholding taxes of	$3,343

*	Class commenced operations on July 16, 2010.

**	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage VT Small Cap Value Fund 19

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009

Operations
Net investment income		$519,509		$124,103
Net realized gains (losses) on investments		1,492,997		(2,340,447)
Net change in unrealized gains (losses) on investments		12,781,203		6,490,502

Net increase in net assets resulting from operations		14,793,709		4,274,158

Distributions to shareholders from
Net investment income
Class 1*		0		NA
Class 2**		(154,516)		(108,823)

Total distributions to shareholders		(154,516)		(108,823)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1*	219,798	1,707,233	NA	NA
Class 2**	301,633	2,296,529	557,400	3,582,603

		4,003,762		3,582,603

Reinvestment of distributions
Class 1*	0	0	NA	NA
Class 2**	21,138	154,516	18,570	108,823

		154,516		108,823

Payment for shares redeemed
Class 1*	(811,923)	(6,559,421)	NA	NA
Class 2**	(897,225)	(7,075,687)	(642,164)	(3,767,477)

		(13,635,108)		(3,767,477)

Net asset value of shares issued in acquisition
Class 1*	7,033,517	51,770,209	NA	NA
Class 2**	1,210,549	8,910,235	0	0

		60,680,444		NA

Net increase (decrease) in net assets resulting from
capital share transactions		51,203,614		(76,051)

Total increase in net assets		65,842,807		4,089,284

Net assets
Beginning of period		12,017,645		7,928,361

End of period		$77,860,452		$12,017,645

Undistributed net investment income		$499,936		$111,069

*	Class commenced operations on July 16, 2010.

**	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.
The accompanying notes are an integral part of these financial statements.

20 Wells Fargo Advantage VT Small Cap Value Fund	Financial Highlights

	Beginning		Net Realized	Distributions
	Net Asset	Net	and Unrealized	from Net	Distributions
	Value Per	Investment	Gains (Losses)	Investment	from Net
	Share	Income (Loss)	on Investments	Income	Realized Gains

Class 1
July 16, 2010[1] to December 31, 2010	$7.36	0.05[2]	1.63	0.00	0.00

Class 2[5]
January 1, 2010 to December 31, 2010	$7.83	0.12	1.20	(0.12)	0.00
January 1, 2009 to December 31, 2009	$4.95	0.08	2.87	(0.07)	0.00
January 1, 2008 to December 31, 2008	$11.08	0.09[2]	(4.21)	0.00	(2.01)
January 1, 2007 to December 31, 2007	$13.22	(0.04)	0.21	0.00	(2.31)
January 1, 2006 to December 31, 2006	$13.66	(0.03)	1.84	0.00	(2.25)

1.	Class commenced operations on July 16, 2010.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

4.	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

5.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage VT Small Cap Value Fund 21

Ending
Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income (Loss)	Expenses	Expenses	Return[3]	Rate[4]	(000’s omitted)

$9.04	1.43%	0.96%	0.89%	22.83%	61%	$58,255

$9.03	1.06%	1.52%	1.14%	17.25%	61%	$19,606
$7.83	1.39%	2.56%	1.14%	60.18%	45%	$12,018
$4.95	1.18%	1.69%	1.14%	(44.55)%	39%	$7,928
$11.08	(0.31)%	1.51%	1.14%	(0.32)%	60%	$17,527
$13.22	(0.23)%	1.46%	1.14%	15.29%	81%	$23,462

22 Wells Fargo Advantage VT Small Cap Value Fund	Notes to Financial Statements
1. ORGANIZATION
Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Small Cap Value Fund (the “Fund”) (formerly, Wells Fargo Advantage VT Small/Mid Cap Value Fund) which is a diversified series of the Trust. After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Valuation Procedures.
Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.
Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At December 31, 2010, as a

Notes to Financial Statements	Wells Fargo Advantage VT Small Cap Value Fund 23
result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated Net
Realized
Undistributed Net	Losses
Investment Income	on Investments
$25,788	$(25,788)
Security loans
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
As of December 31, 2010, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $21,893,727 with $932,272 expiring in 2015, $7,675,453 expiring in 2016 and $13,286,002 expiring in 2017.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable distribution and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based

24 Wells Fargo Advantage VT Small Cap Value Fund	Notes to Financial Statements
on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution and administration fees.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of December 31, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total
Equity securities
Common stocks	$70,793,071	$0	$170,200	$70,963,271
Warrants	0	75	0	75
Investment companies	1,180,379	0	0	1,180,379
Short-term investments
Investment companies	4,395,721	0	0	4,395,721
	$76,369,171	$75	$170,200	$76,539,446
Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks
Balance as of December 31, 2009	$0
Accrued discounts (premiums)	0
Realized gain (loss)	0
Change in unrealized appreciation (depreciation)	46,799
Purchases	123,401
Sales	0
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of December 31, 2010	$170,200
Change in unrealized gains (losses) included in earnings relating to securities still held at December 31, 2010	$46,799

Notes to Financial Statements	Wells Fargo Advantage VT Small Cap Value Fund 25
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the investment sub-adviser, who is responsible for day-to-day portfolio management of the Fund.
Pursuant to the contract, Funds Management is paid an annual investment advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended December 31, 2010, the investment advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management to the Fund. The fees related to investment sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by the Fund to the investment adviser. Wells Capital Management, an affiliate of Funds Management, is the investment sub-adviser to the Fund and is paid a fee by the investment adviser at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.
Administration and transfer agent fees
The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

		Administration Fees
		(% of Average
	Average Daily Net Assets	Daily Net Assets)
Fund level	First $5 billion	0.05%
	Next $5 billion	0.04
	Over $10 billion	0.03

Class 1 and Class 2	All asset levels	0.08
Prior to July 19, 2010, Funds Management received from the Fund, for its existing class, an annual fee which started at 0.16% and declined to 0.14% as the average daily net assets of the Fund increased.
Funds Management has contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.
Distribution fees
The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended December 31, 2010 were $23,392,740 and $24,928,445, respectively.

26 Wells Fargo Advantage VT Small Cap Value Fund	Notes to Financial Statements
6. ACQUISITION
After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Special Values Fund and renamed its existing shares as Class 2 shares. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class 1 and Class 2 shares of Evergreen VA Special Values Fund received Class 1 and Class 2 shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen VA Special Values Fund for 8,244,066 shares of the Fund valued at $60,680,444 at an exchange ratio of 1.56 and 1.55 for Class 1 and Class 2 shares, respectively. The investment portfolio of Evergreen VA Special Value Fund with a fair value of $60,693,159, identified cost of $60,659,673 and unrealized gain of $33,486 at July 16, 2010 were the principal assets acquired by the Fund. The aggregate net assets of Evergreen VA Special Values Fund and the Fund immediately prior to the acquisition were $60,680,444 and $9,494,728, respectively. The aggregate net assets of the Fund immediately after the acquisition were $70,175,172. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen VA Special Values Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed January 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended December 31, 2010 would have been:

Net investment income	$624,969
Net realized and unrealized gains (losses) on investments	$13,030,505
Net increase in net assets resulting from operations	$13,655,474
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Evergreen VA Special Values Fund that have been included in the Fund’s Statement of Operations since July 19, 2010.
7. BANK BORROWINGS
The Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.
For the year ended December 31, 2010, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Year Ended December 31,
	2010	2009
Ordinary Income	$154,516	$108,823

Notes to Financial Statements	Wells Fargo Advantage VT Small Cap Value Fund 27
As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary	Unrealized	Capital Loss
Income	Gains	Carryforward
$552,879	$12,260,865	$(21,893,727)
9. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28 Wells Fargo Advantage VT Small Cap Value Fund	Report of Independent Registered Public Accounting Firm
BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO VARIABLE TRUST:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Small Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Small Cap Value Fund as of December 31, 2010, the results of its operations for the year then ended, changes in its net assets for each of the years in the two year period then ended, and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.
Boston,Massachusetts
February 25, 2011

Other Information (Unaudited)	Wells Fargo Advantage VT Small Cap Value Fund 29
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.
TAX INFORMATION
Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Fund designates a percentage of its ordinary income dividends distributed during the year ended December 31, 2010 as qualifying for the corporate dividends-received deduction:

Dividend-Received
Deduction (% of
Ordinary Fund
Income Dividends)
31.08%

30 Wells Fargo Advantage VT Small Cap Value Fund	Other Information (Unaudited)
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Variable Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Funds Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships

Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage VT Small Cap Value Fund 31

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorship

Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the Independent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust
Officers

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years

Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

32 Wells Fargo Advantage VT Small Cap Value Fund	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years

Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

List of Abbreviations	Wells Fargo Advantage VT Small Cap Value Fund 33
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	—	Association of Bay Area Governments	HUD	—	Housing & Urban Development
ADR	—	American Depositary Receipt	HUF	—	Hungarian Forint
ADS	—	American Depository Shares	IDA	—	Industrial Development Authority
AMBAC	—	American Municipal Bond Assurance Corporation	IDAG	—	Industrial Development Agency
AMT	—	Alternative Minimum Tax	IDR	—	Industrial Development Revenue
ARM	—	Adjustable Rate Mortgages	IEP	—	Irish Pound
AUD	—	Australian Dollar	JPY	—	Japanese Yen
BART	—	Bay Area Rapid Transit	KRW	—	Republic of Korea Won
BRL	—	Brazil Real	LIBOR	—	London Interbank Offered Rate
CAD	—	Canadian Dollar	LLC	—	Limited Liability Company
CDA	—	Community Development Authority	LLP	—	Limited Liability Partnership
CDO	—	Collateralized Debt Obligation	LOC	—	Letter of Credit
CDSC	—	Contingent Deferred Sales Charge	LP	—	Limited Partnership
CGIC	—	Capital Guaranty Insurance Company	MBIA	—	Municipal Bond Insurance Association
CGY	—	Capital Guaranty Corporation	MFHR	—	Multi-Family Housing Revenue
CHF	—	Swiss Franc	MFMR	—	Multi-Family Mortgage Revenue
CIFG	—	CDC (Caisse des Dépôts et Consignations) IXIS Financial	MMD	—	Municipal Market Data
		Guarantee	MTN	—	Medium Term Note
COP	—	Certificate of Participation	MUD	—	Municipal Utility District
CP	—	Commercial Paper	MXN	—	Mexican Peso
CTF	—	Common Trust Fund	MYR	—	Malaysian Ringgit
DEM	—	Deutsche Mark	NATL-RE	—	National Public Finance Guarantee Corporation
DKK	—	Danish Krone	NLG	—	Netherlands Guilder
DW&P	—	Department of Water & Power	NOK	—	Norwegian Krone
DWR	—	Department of Water Resources	NZD	—	New Zealand Dollar
ECFA	—	Educational & Cultural Facilities Authority	PCFA	—	Pollution Control Finance Authority
EDFA	—	Economic Development Finance Authority	PCR	—	Pollution Control Revenue
ETET	—	Eagle Tax-Exempt Trust	PFA	—	Public Finance Authority
ETF	—	Exchange-Traded Fund	PFFA	—	Public Facilities Financing Authority
EUR	—	Euro	plc	—	Public Limited Company
FFCB	—	Federal Farm Credit Bank	PLN	—	Polish Zloty
FGIC	—	Financial Guaranty Insurance Corporation	PSFG	—	Public School Fund Guaranty
FHA	—	Federal Housing Authority	R&D	—	Research & Development
FHAG	—	Federal Housing Agency	RDA	—	Redevelopment Authority
FHLB	—	Federal Home Loan Bank	RDFA	—	Redevelopment Finance Authority
FHLMC	—	Federal Home Loan Mortgage Corporation	REITS	—	Real Estate Investment Trusts
FNMA	—	Federal National Mortgage Association	SEK	—	Swedish Krona
FRF	—	French Franc	SFHR	—	Single Family Housing Revenue
FSA	—	Farm Service Agency	SFMR	—	Single Family Mortgage Revenue
GBP	—	Great British Pound	SGD	—	Singapore Dollar
GDR	—	Global Depositary Receipt	SKK	—	Slovakian Koruna
GNMA	—	Government National Mortgage Association	SLMA	—	Student Loan Marketing Association
GO	—	General Obligation	SPDR	—	Standard & Poor’s Depositary Receipts
HCFR	—	Healthcare Facilities Revenue	STIT	—	Short-Term Investment Trust
HEFA	—	Health & Educational Facilities Authority	TBA	—	To Be Announced
HEFAR	—	Higher Education Facilities Authority Revenue	TRAN	—	Tax Revenue Anticipation Notes
HFA	—	Housing Finance Authority	TRY	—	Turkish Lira
HFFA	—	Health Facilities Financing Authority	USD	—	United States Dollar
HKD	—	Hong Kong Dollar	XLCA	—	XL Capital Assurance
			ZAR	—	South African Rand

This page is intentionally left blank.

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA
02266-8266 E-mail:
wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1- 800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1- 866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	200920 02-11
AVT8/AR154 12-10

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
▪	Wells Fargo Advantage VT Total Return Bond Fund

Reduce clutter. Save trees.
     Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery
Contents

Letter to Shareholders	2

Performance Highlights	6

Fund Expenses	10

Portfolio of Investments	11

Financial Statements
Statement of Assets and Liabilities	26
Statement of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	30

Notes to Financial Statements	32

Report of Independent Registered Public Accounting Firm	39

Other Information	40

List of Abbreviations	44
The views expressed are as of December 31, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage VT Total Return Bond Fund.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

WELLS FARGO
     INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds ®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds ®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE
Not part of the annual report.

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $236 billion in assets under management, as of December 31, 2010.

Equity Funds

Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Growth Fund
Classic Value Fund	Growth Opportunities Fund	Small Cap Opportunities Fund
Common Stock Fund	Health Care Fund	Small Cap Value Fund
Core Equity Fund	Index Fund	Small Company Growth Fund
Disciplined Global Equity Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Disciplined Value Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Discovery Fund†	Intrinsic Value Fund	Social Sustainability Fund†
Diversified Equity Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified International Fund	Large Cap Core Fund	Special Small Cap Value Fund
Diversified Small Cap Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Growth Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Emerging Markets Equity Fund	Mid Cap Growth Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund

Bond Funds

Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†

Money Market Funds

100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund

Variable Trust Funds[1]

VT Core Equity Fund	VT Intrinsic Value Fund	VT Small Cap Value Fund
VT Discovery Fund†	VT Omega Growth Fund	VT Total Return Bond Fund
VT Index Asset Allocation Fund	VT Opportunity Fund†
VT International Equity Fund	VT Small Cap Growth Fund
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage VT Total Return Bond Fund	Letter to Shareholders
Karla M. Rabusch,
President
Wells Fargo Advantage Funds
Both the fixed income and equity markets delivered strong full-year returns against the backdrop of a strengthening economy.
Dear Valued Shareholder:
We are pleased to provide you with this annual report for the Wells Fargo Advantage VT Total Return Bond Fund for the 12 months that ended December 31, 2010. Both the fixed income and equity markets delivered strong full-year returns against the backdrop of a strengthening economy. However, the year was not without its share of macroeconomic challenges and market volatility, once again highlighting the value of a sound, well-diversified investment strategy. As always, we believe that such a strategy can enable investors to balance risks and opportunities as they pursue long-term financial goals in a dynamic market environment.
The economic recovery stayed on track.
The U.S. economic recovery that began in the summer of 2009 gained momentum in 2010, particularly toward the end of the year. Gross domestic product (GDP) grew at an annualized rate of 3.2% in the fourth quarter of 2010—capping a streak of six consecutive quarters of positive GDP growth—and 2.9% for the full year. Although the path of recovery has been uneven at times and growth remains subpar compared with previous recoveries, the general consensus among economists is that the economy will likely avoid a double-dip recession. That said, persistent weakness in the labor and housing markets bears close watching in the months ahead.
Jobs and housing remained troublesome.
At the end of the year, the unemployment rate stood at 9.4%, down from 9.9% a year earlier, but still stubbornly high. Unfortunately, the drop may be attributable more to a decline in the labor force than a meaningful uptick in hiring. In fact, employers added just 1.1 million jobs for all of 2010, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite some tentative late-year signs of stabilization.
Other economic data were more encouraging, reflecting greater confidence in the recovery on the part of both consumers and businesses. Retail sales came in strong at certain points during the year, including the critical holiday shopping season, and industrial production and new orders have picked up. Although still reluctant to hire, businesses have gradually increased spending in other areas, such as equipment and technology. Core inflation, which excludes volatile food and energy prices, remained benign.
The Fed continued to do its part.
With inflation subdued, the Federal Reserve (the Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. In its final statement of 2010, the Fed noted that economic expansion continues to be restrained by headwinds such as high unemployment, modest income growth, lower housing wealth, and tight credit. As a result, the Fed indicated that it intends to keep short-term rates at historically low levels for as long as needed to promote a more robust recovery.

Letter to Shareholders	Wells Fargo Advantage VT Total Return Bond Fund 3
The Fed also stated that it plans to proceed with other stimulus measures, including its second round of quantitative easing (QE2)—a plan to purchase $600 billion in long-term Treasury securities by mid-2011. The ‘preannouncement’ of QE2 in the third quarter of 2010 marked a turning point for the equity markets in that it ushered in a favorable shift in investor sentiment. By and large, investors interpreted the plan as further evidence of the Fed’s commitment to avoiding deflation and spurring economic growth.
2010 was another solid year for fixed income and equities.
Fixed Income securities generally performed well during the year, benefitting from a continued rally in U.S. Treasuries and improving economic conditions. Along with more upbeat economic data, better-than-expected corporate earnings power played a role in driving stock prices higher and corporate bond yields lower. Throughout the year, quarterly earnings per share for the majority of companies in the S&P 500 Index consistently exceeded Wall Street estimates. As 2010 drew to a close, the midterm congressional elections and the extension of the Bush-era tax cuts provided additional tailwinds, helping the markets finish the year on a strong note.
It was the second straight year of double-digit total returns for the broad equity market indexes. The S&P 500 Index and the Dow Jones Industrial Average advanced 15.1% and 14.1%, respectively, while the tech-heavy NASDAQ Composite Index returned 18.2%. Investors were generally rewarded across the market-capitalization spectrum— with small- and mid-cap stocks outpacing large-cap stocks—as well as across most economic sectors. In terms of investment styles, growth stocks outperformed their value counterparts for the year.
To be sure, the gains were hard-earned, as the markets had to contend with numerous issues along the way, including the European sovereign debt crisis, China’s efforts to slow growth, and doubts about the sustainability of the domestic recovery. The second quarter in particular witnessed bouts of heightened market volatility, most notably the so-called “flash crash” in May. As the year progressed, however, volatility—as measured by the Chicago Board Options Exchange Volatility Index—abated amid reduced fears of a double-dip recession.
Investors should keep a long-term perspective.
In our view, the equity markets’ dramatic rebound over the past two years from a severe downturn underscores the importance of maintaining a disciplined, long-term investment strategy through changing market cycles. By staying focused on your long-term goals, you may be better positioned both to navigate falling markets and participate in rising markets.
To help you build a well-diversified strategy based on your personal objectives and risk tolerance, Wells Fargo Advantage Funds ® offers more than 120 mutual funds and other investments covering a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.
Along with more upbeat economic data, better-than-expected corporate earnings power played a role in driving stock prices higher.

4 Wells Fargo Advantage VT Total Return Bond Fund	Letter to Shareholders
Thank you for choosing Wells Fargo Advantage Funds. We appreciate your continued confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit www.wellsfargo.com/advantagefunds.
Sincerely,
Karla M. Rabusch
President
Wells Fargo Advantage Funds

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6 Wells Fargo Advantage VT Total Return Bond Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT Total Return Bond Fund
INVESTMENT OBJECTIVE
The Fund seeks total return, consisting of income and capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUB-ADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGERS
Troy Ludgood
Thomas O’Connor, CFA
FUND INCEPTION
September 20, 1999
PERFORMANCE SUMMARY

12 Month Total Return as of December 31, 2010

Class 2	7.04%
Barclays Capital U.S. Aggregate Bond Index[1]	6.54%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The adviser has committed, through April 30, 2011, to waive fees and/or reimburse expenses to maintain the contractual expense cap at 0.90% for the Class 2 shares excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower. The Fund’s net expense ratio is 0.91% for the Class 2 shares. The Fund’s gross expense ratio is 1.21% for the Class 2 shares.

1.	The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage VT Total Return Bond Fund Class 2 for the most recent ten years of the Fund with the Barclays Capital U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Total Return Bond Fund 7
Wells Fargo Advantage VT Total Return Bond Fund (continued)
MANAGER’S DISCUSSION
Fund Highlights
▪	The Fund outperformed its benchmark during the 12-month period that ended December 31, 2010, due mainly to specific security selections in agency mortgages, corporate bonds, asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

▪	Broad overweights in the CMBS and ABS sectors contributed to excess performance during the period.

▪	Our underweights in agency debt and lower-rated subordinated CMBS tranches detracted from performance. Our overweight in agency CMBS also detracted from performance.
Lower-quality securities generally outperformed higher-quality securities during the period.
During 2010, lower-quality assets outperformed Treasuries as the economic outlook continually improved. Liquidity provided by the Federal Reserve’s second round of quantitative easing (QE2) poured into virtually every corner of the global capital markets, benefiting all spread products. The CMBS sector was the top performer of the Barclays Capital U.S. Aggregate Bond Index, as conditions in the commercial real estate lending markets continued to improve and market loss estimates decreased. The mortgage sector, led by higher-coupon mortgages, outperformed Treasuries. Despite bouts of choppiness in the market due to European sovereign stress and renewed tensions in the Korean Peninsula, the credit sector also outperformed.
Economic indicators were mixed earlier in the year, before improving sharply in the fourth quarter, particularly in December, as manufacturing, retail sales, and consumer confidence data all came in better than expected. Treasury yields moved significantly lower during the first three quarters of 2010, with longer-dated bonds outperforming. Short-term yields were more stable, with the 2-year Treasury falling from 1.14% at the start of the year to a low of 0.33% early in the fourth quarter, while the 5-year Treasury fell from a yield of 2.68% to a low of 1.03%. However, as economic data came in better than expected in the fourth quarter, Treasury yields reversed course, rising 20 to 80 basis points (100 basis points equals one percentage point) across the curve from their lows.
An overweight in credits and tactical trading in structured products helped performance.
Although we began and ended 2010 with close to a 4.0% overweight in credits, our positioning was quite dynamic throughout the course of the year. During the first

3.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

8 Wells Fargo Advantage VT Total Return Bond Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage VT Total Return Bond Fund (continued)
quarter, we increased credit exposure by adding positions in high-quality defensive corporates, such as Pepsi, Kraft, and Wal-Mart. At the same time, we reduced positioning in the information technology and energy sectors as spread levels met our relative-value targets. Additionally, we pared back noncorporate exposure on strength. Credit markets were hit hard in the second quarter, as risk aversion surfaced in response to the European sovereign crisis, the lawsuit by the Securities and Exchange Commission against Goldman Sachs, uncertain bank regulation, and the Gulf of Mexico oil spill. We reduced exposure in names that we viewed as most vulnerable to these pressures. Volatility waned during the summer as many of these issues were addressed, and spreads rallied going into the fourth quarter. We used the record new-issue market in September to increase corporate exposure and maintained that overweight through year-end, ending with a 4.2% overweight.
In agency mortgages, we moved to a risk-adjusted underweight early in 2010, ahead of the end of the Fed’s mortgage-backed securities purchase program. In the third quarter, mortgages underperformed due to faster-than-expected prepayment speeds, and we moved to an overweight. We ended the year close to neutral by shifting our coupon exposure to take advantage of improved relative value in lower-coupon mortgages.
We found good relative-value trading opportunities in the CMBS sector throughout the year and increased our risk-adjusted overweight from 1.9% to 3.0%. Throughout the year, we tactically traded around our overweight in seasoned CMBS bonds, and in the fourth quarter we added exposure to bonds that originated in 2005 with 30% credit enhancement, as well as new 2009 and 2010 CMBS deals. During 2010, we increased our consumer ABS overweight from 4.8% to 5.8%, adding student loan floating-rate notes (FRNs) while reducing our overweight to credit card FRNs. We also executed a number of relative-value swaps within the credit card and student loan sectors during 2010.
Continued improvement in the U.S. economy may benefit riskier domestic securities.
Favorable momentum in the U.S. economy appears to be well established, with most indicators pointing to accelerating growth in the first half of 2011. Manufacturing surveys remain strong, and consumer demand has picked up. With good fundamental momentum and robust liquidity in the markets provided by accommodative monetary policy, prospects for riskier domestic assets, such as U.S. corporates, ABS, CMBS, and MBS, remain favorable. We are modestly overweight in those sectors. Improving confidence in the U.S. banking sector would be a welcome positive for corporate markets, while limited net issuance in ABS and CMBS should provide a good technical backdrop as debt outstanding declines. In mortgages, rising interest rates and slower-than-expected prepayment speeds have resulted in improved relative-value opportunities in lower coupons.
Longer-term, we are monitoring potential risks that the markets could encounter in 2011. In addition to the risks of exogenous shocks arising from geopolitical developments or policy action, we are considering economic scenarios in which the Federal Reserve could begin to tighten monetary policy. Mindful of potential surprises, we remain focused on bottom-up security selection as the primary driver of performance in 2011.

Performance Highlights (Unaudited)	Wells Fargo Advantage VT Total Return Bond Fund 9
Wells Fargo Advantage VT Total Return Bond Fund (continued)
AVERAGE ANNUAL TOTAL RETURN (%) (AS OF DECEMBER 31, 2010)

						Expense Ratios[4]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[5]
Class 2	9/20/1999	1.46	7.04	6.24	6.09	1.21%	0.91%
Barclays Capital U.S. Aggregate Bond Index[1]		1.15	6.54	5.80	5.84

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 1-866-765-0778. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and mortgage- and asset- backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees and other charges that may be assessed by the participating insurance companies.

4.	Reflects the expense ratio as stated in the May 1, 2010 prospectus.

5.	The adviser has committed, through April 30, 2011, to waive fees and/or reimburse expenses to maintain the contractual expense cap at 0.90% for Class 2 shares, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

10 Wells Fargo Advantage VT Total Return Bond Fund	Fund Expenses (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2010 to December 31, 2010.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	07-01-2010	12-31-2010	the Period[1]	Expense Ratio
Class 2
Actual	$1,000.00	$1,014.56	$4.26	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$4.27	0.83%

1.	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Total Return Bond Fund 11

Principal	Security Name	Interest Rate	Maturity Date	Value
Agency Securities: 53.20%

Federal Home Loan Mortgage Corporation: 14.56%
$1,000,000	FHLMC%%	4.50%	02/01/2040	$1,021,881
200,000	FHLMC%%	4.00	05/15/2030	200,375
100,000	FHLMC%%	4.50	06/15/2028	103,156
213,711	FHLMC #1B3430±	6.15	06/01/2037	229,933
2,050	FHLMC #1B7562±	5.85	11/01/2037	2,203
28,270	FHLMC #1G0784±	5.67	03/01/2036	30,271
220,971	FHLMC #1G1347±	5.83	11/01/2036	237,928
112,961	FHLMC #1G1404±	5.89	12/01/2036	121,593
17,321	FHLMC #1G1614±	5.89	03/01/2037	18,631
48,426	FHLMC #1G1873±	5.70	03/01/2036	51,887
79,524	FHLMC #1H1334±	5.95	06/01/2036	85,120
40,991	FHLMC #1J1920±	5.58	10/01/2038	43,814
107,766	FHLMC #1Q0175±	6.06	11/01/2036	115,965
134,282	FHLMC #1Q0960±	5.97	06/01/2038	144,020
136,405	FHLMC #3598MA	4.50	11/15/2038	143,114
293,529	FHLMC #3631	4.00	02/15/2040	302,944
215,321	FHLMC #3652AP	4.50	03/15/2040	228,112
240,000	FHLMC #3724	5.50	06/15/2037	260,261
6,425	FHLMC #847703±	5.95	01/01/2037	6,898
48,031	FHLMC #A78331	6.00	03/01/2034	52,786
96,422	FHLMC #A79090	6.50	07/01/2034	108,419
60,949	FHLMC #A95465	4.50	12/01/2040	62,515
486,000	FHLMC #A95800	4.50	12/01/2040	498,483
175,000	FHLMC #C91349	4.50	12/01/2030	181,901
249,000	FHLMC #D98507	3.50	01/01/2031	243,607
92,780	FHLMC #E01497	5.50	11/01/2018	100,065
71,558	FHLMC #E01539	5.50	12/01/2018	77,176
2,230,524	FHLMC #G01820	5.50	06/01/2035	2,393,024
402,835	FHLMC #G05823	6.00	08/01/2034	442,712
749,151	FHLMC #G06008	6.00	12/01/2035	823,311
59,203	FHLMC #G11594	5.50	08/01/2019	63,856
56,713	FHLMC #G11653	5.50	12/01/2019	61,170
115,882	FHLMC #G11944	5.50	07/01/2020	124,989
78,953	FHLMC #H19030	5.50	08/01/2037	83,693
50,260	FHLMC #J02372	5.50	05/01/2020	54,398
45,298	FHLMC #J02373	5.50	05/01/2020	49,028
52,797	FHLMC #J02376	6.00	05/01/2020	58,016
151,334	FHLMC #K007A1	3.34	12/25/2019	153,663
45,756	FHLMC #U50015	4.50	10/01/2030	47,274
128,000	FHLMC #U60362	4.50	12/01/2040	131,848
709,000	FHLMC #U60371	4.50	01/01/2041	730,313
148,231	FHLMC #Z40026	5.50	01/01/2033	158,057
132,881	FHLMC Series 2479 Class PG	6.00	08/15/2032	145,301
235,000	FHLMC Series 2558 Class BD	5.00	01/15/2018	254,496
80,000	FHLMC Series 2590 Class BY	5.00	03/15/2018	86,706
12,398	FHLMC Series 2727 Class PW	3.57	06/15/2029	12,626
191,000	FHLMC Series 2843 Class BC	5.00	08/15/2019	207,095
694,867	FHLMC Series 2980 Class QA	6.00	05/15/2035	762,856
291,539	FHLMC Series 3028 Class PG	5.50	09/15/2035	310,668
4,417	FHLMC Series 3052 Class MH	5.25	10/15/2034	4,755
64,807	FHLMC Series 3325 Class JL	5.50	06/15/2037	70,766
166,000	FHLMC Series K003 Class AAVB	4.77	05/25/2018	177,244
195,443	FHLMC Series K008 Class A1	2.75	12/25/2019	192,212

12 Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of Investments—December 31, 2010

Principal	Security Name	Interest Rate	Maturity Date	Value
Federal Home Loan Mortgage Corporation (continued)
$39,177	FHLMC Series T-57 Class 1A3 Preassign 00073	7.50%	07/25/2043	$45,714
50,221	FHLMC Series T-59 Class 1A3 Preassign 00329	7.50	10/25/2043	58,752
54,537	FHLMC Series T-60 Class 1A3 Preassign 00462	7.50	03/25/2044	63,638

				12,441,239

Federal National Mortgage Association: 34.11%
100,000	FNMA%%	4.50	12/25/2028	103,219
500,000	FNMA%%(a)	3.00	10/25/2025	488,750
1,000,000	FNMA%%	3.50	08/25/2025	1,006,875
1,700,000	FNMA%%	3.50	09/25/2025	1,706,905
300,000	FNMA%%	4.00	06/25/2030	301,219
500,000	FNMA%%	4.50	01/25/2039	511,797
179,000	FNMA%%	4.50	11/25/2039	185,740
500,000	FNMA%%	6.00	09/25/2035	542,500
99,401	FNMA #190129	6.00	11/01/2023	109,645
141,737	FNMA #190338	5.50	07/01/2033	152,778
38,845	FNMA #190346	5.50	12/01/2033	41,871
542,911	FNMA #255361	5.50	08/01/2024	586,768
92,094	FNMA #310017	7.00	06/01/2035	104,922
288,761	FNMA #460408	6.20	05/01/2011	288,595
268,615	FNMA #460515	6.06	09/01/2011	274,955
227,187	FNMA #462404±	6.27	09/01/2037	245,721
169,651	FNMA #545269	5.94	11/01/2011	172,254
351,781	FNMA #545547	6.08	03/01/2012	362,608
78,382	FNMA #555221	6.25	04/01/2011	78,340
596,655	FNMA #555424	5.50	05/01/2033	643,134
126,854	FNMA #677018	5.50	01/01/2033	136,577
380,548	FNMA #725162	6.00	02/01/2034	419,212
315,917	FNMA #725205	5.00	03/01/2034	334,130
2,393,139	FNMA #725228	6.00	03/01/2034	2,636,289
1,442,245	FNMA #725229	6.00	03/01/2034	1,588,782
134,561	FNMA #725423	5.50	05/01/2034	145,043
161,183	FNMA #725424	5.50	04/01/2034	173,739
116,520	FNMA #725690	6.00	08/01/2034	127,813
210,781	FNMA #735116	6.00	12/01/2034	232,197
216,691	FNMA #735503	6.00	04/01/2035	238,707
30,718	FNMA #735504	6.00	04/01/2035	33,839
69,386	FNMA #808350	5.50	09/01/2034	74,326
38,105	FNMA #838303±	6.00	07/01/2037	40,918
141,126	FNMA #863729±	5.49	01/01/2036	150,392
180,179	FNMA #888560	6.00	11/01/2035	198,485
110,698	FNMA #888635	5.50	09/01/2036	119,321
97,632	FNMA #888941±	6.05	10/01/2037	104,934
268,592	FNMA #889213	5.50	10/01/2020	289,786
583,072	FNMA #890248	6.00	07/01/2040	642,656
29,183	FNMA #893916±	6.34	10/01/2036	31,429
36,565	FNMA #905629±	6.02	12/01/2036	39,242
62,641	FNMA #906403±	5.89	01/01/2037	67,387
82,849	FNMA #906404±	5.90	01/01/2037	89,092
47,894	FNMA #909569±	5.85	02/01/2037	51,590
46,011	FNMA #910293±	5.94	03/01/2037	49,396
54,191	FNMA #914819±	5.91	04/01/2037	58,237
54,442	FNMA #931591	4.50	11/01/2019	56,637
67,364	FNMA #938185±	5.94	07/01/2037	72,329
18,663	FNMA #941143±	6.05	10/01/2037	20,059

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Total Return Bond Fund 13

Principal	Security Name	Interest Rate	Maturity Date	Value
Federal National Mortgage Association (continued)
$16,807	FNMA #945646±	6.04%	09/01/2037	$18,069
30,829	FNMA #947424±	5.66	10/01/2037	33,060
72,792	FNMA #949690±	5.84	09/01/2037	78,137
32,432	FNMA #952835±	5.93	09/01/2037	34,889
32,191	FNMA #959331±	6.06	11/01/2037	34,639
254,791	FNMA #995485	6.00	04/01/2035	280,679
178,395	FNMA #995508	6.00	12/01/2035	196,521
41,457	FNMA #AB1218	3.50	07/01/2025	41,811
127,388	FNMA #AB1579	4.50	10/01/2040	131,437
493,655	FNMA #AB1991	3.50	12/01/2030	483,040
236,357	FNMA #AB1992	3.50	12/01/2030	231,274
87,848	FNMA #AD0086±	5.52	02/01/2039	94,179
75,834	FNMA #AD0212	5.50	04/01/2021	81,817
215,350	FNMA #AD0584	7.00	01/01/2039	244,009
245,122	FNMA #AD0682	6.00	12/01/2035	270,027
128,166	FNMA #AD0716	6.50	12/01/2030	143,711
274,914	FNMA #AE0096	5.50	07/01/2025	297,397
610,705	FNMA #AE0133	6.00	07/01/2037	672,945
473,351	FNMA #AE0303	6.00	08/01/2040	521,737
818,766	FNMA #AE0364	5.50	09/01/2040	881,302
494,113	FNMA #AE0482	5.50	10/01/2040	531,985
218,863	FNMA #AE3925	3.50	11/01/2030	214,157
618,581	FNMA #MA0511	4.50	09/01/2030	641,719
202,634	FNMA #MA0582	3.50	11/01/2030	198,277
589,232	FNMA #MA0602	3.50	12/01/2030	576,562
351,000	FNMA #MA0625	3.50	01/01/2031	343,453
263,000	FNMA #MA0632	4.50	01/01/2041	271,358
745,000	FNMA #MA0634	4.50	01/01/2031	772,866
960,037	FNMA Series 2001-81 Class HE(o)	6.50	01/25/2032	1,070,370
36,385	FNMA Series 2001-T7 Class A1	7.50	02/25/2041	41,200
38,665	FNMA Series 2002-33 Class A2	7.50	06/25/2032	45,223
149,000	FNMA Series 2002-94 Class HQ	4.50	01/25/2018	158,447
29,912	FNMA Series 2002-T16 Class A3	7.50	07/25/2042	34,698
30,041	FNMA Series 2002-T18 Class A4	7.50	08/25/2042	34,923
53,622	FNMA Series 2002-T6 Class A2	7.50	10/25/2041	60,921
38,149	FNMA Series 2002-W4 Class A5	7.50	05/25/2042	44,349
82,929	FNMA Series 2004-60 Class PA	5.50	04/25/2034	90,210
73,707	FNMA Series 2005-58 Class MA	5.50	07/25/2035	81,433
469	FNMA Series 2007-30 Class MA	4.25	02/25/2037	488
112,599	FNMA Series 2007-77 Class MH	6.00	12/25/2036	122,274
204,747	FNMA Series 2009-102 Class PN	5.00	11/25/2039	216,615
71,000	FNMA Series 2009-5A Class BX	5.50	08/25/2038	76,765
264,567	FNMA Series 2009-71 Class JT	6.00	06/25/2036	291,520
333,572	FNMA Series 2009-78 Class J	5.00	09/25/2019	357,235
122,949	FNMA Series 2009-93 Class PD	4.50	09/25/2039	125,212
132,000	FNMA Series 2009-M1 Class A2	4.29	07/25/2019	135,388
241,000	FNMA Series 2009-M2 Class A3	4.00	01/25/2019	243,169
123,992	FNMA Series 2010-15 Class KA	4.00	03/25/2039	128,527
461,387	FNMA Series 2010-54 Class EA	4.50	06/25/2040	473,597
100,000	FNMA Series 2010-M1 Class A2	4.45	09/25/2019	103,014
634,000	FNMA Series 2010-M3 Class A3±	4.33	03/25/2020	647,179
96,000	FNMA Series K005 Class A2	4.32	11/25/2019	97,974

				29,132,928

14 Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of Investments—December 31, 2010

Principal	Security Name	Interest Rate	Maturity Date	Value
Government National Mortgage Association: 4.53%
$72,000	GNMA%%	3.00%	01/20/2034	$71,914
2,000,000	GNMA%%	3.50	09/20/2040	1,924,064
98,000	GNMA%%	3.00	12/20/2033	99,470
500,000	GNMA%%	3.50	10/20/2040	479,766
121,000	GNMA%%	3.50	03/20/2034	124,666
118,000	GNMA%%	3.50	02/20/2034	122,093
173,729	GNMA #082664±	3.50	11/20/2040	180,565
416,570	GNMA #782044	6.50	12/15/2032	476,749
127,000	GNMA Series 2006-37 Class JG	5.00	07/20/2036	134,422
244,045	GNMA Series 2009-64 Class EQ	4.00	07/16/2039	251,516

				3,865,225

Total Agency Securities (Cost $45,077,617)				45,439,392

Asset Backed Securities: 9.52%
250,000	Aesop Series 2010-5A Class A±	3.15	03/20/2017	244,146
130,000	Ally Master Owner Trust Series 2010-1 Class A±	2.01	01/15/2015	132,356
191,000	Allya Auto Receivables Trust Series 2010-4 Class A4	1.35	12/15/2015	186,663
72,000	Bank of America Credit Card Trust Series 2006-A12 Class A±	0.28	03/15/2014	71,896
167,000	Bank of America Credit Card Trust Series 2008-7 Class A±	0.96	12/15/2014	168,159
286,000	Capital One Multi-Asset Execution Trust Series 2004-A8 Class A8±	0.39	08/15/2014	285,473
293,000	Capital One Multi-Asset Execution Trust Series 2005-A10 Class A±	0.34	09/15/2015	291,021
239,000	Capital One Multi-Asset Execution Trust Series 2005-A6 Class A6±	0.34	07/15/2015	237,396
204,000	Capital One Multi-Asset Execution Trust Series 2006-A12 Class A±	0.32	07/15/2016	201,717
215,000	Capital One Multi-Asset Execution Trust Series 2006-A5 Class A5±	0.32	01/15/2016	213,140
335,000	Capital One Multi-Asset Execution Trust Series 2009-A2 Class A2±	3.20	04/15/2014	338,918
198,000	Captial One Multi-Asset Execution Trust Series 2007-A8 Class A8±	0.60	10/15/2015	197,425
115,000	Chase Issuance Trust Series 2009-A2 Class A2±	1.81	04/15/2014	116,908
181,000	CitiBank Credit Card Issuance Trust Series 2009-A2 Class A2±	1.81	05/15/2014	184,167
185,000	CitiBank Credit Card Issuance Trust Series 2009-A5 Class A5±	2.25	12/23/2014	189,118
100,000	Discover Card Master Trust Series 2008-A3 Class A3±	5.10	10/15/2013	101,324
296,000	Discover Card Master Trust Series 2009-A2 Class A±	1.56	02/17/2015	300,436
366,000	Ford Credit Floorplan Master Owner Trust Series 2010-1 Class A±	1.91	12/15/2014	372,711
87,833	Honda Auto Receivables Owner Trust Series 2010-1 Class A2±	0.62	02/21/2012	87,875
91,000	MBNA Credit Card Master Note Trust Series 2006-A5 Class A5±	0.32	10/15/2015	90,365
13,856	Morgan Stanley ABS Capital I Series 2007-HE2 Class A2A±	0.30	01/25/2037	13,430
10,717	Morgan Stanley Home Equity Loans Series 2007-1 Class A1±	0.31	12/25/2036	10,463
178,000	Nelnet Student Loan Trust Series 2004-5 Class A5±	0.47	10/27/2036	165,680
517,000	Nelnet Student Loan Trust Series 2008-3 Class A4±	1.94	11/25/2024	533,506
322,233	SLM Student Loan Trust Series 2004-5 Class A4±	0.44	01/25/2021	320,901
181,000	SLM Student Loan Trust Series 2004-7 Class A5±	0.46	01/27/2020	179,734
607,000	SLM Student Loan Trust Series 2004-9 Class A5±	0.44	01/27/2020	597,914
100,000	SLM Student Loan Trust Series 2005-7 Class A3±	1.64	07/25/2025	102,780
133,000	SLM Student Loan Trust Series 2005-7 Class A4±	0.44	10/25/2029	122,908
191,000	SLM Student Loan Trust Series 2006-3 Class A4±	0.37	07/25/2019	189,230
247,000	SLM Student Loan Trust Series 2007-4 Class A3±	0.35	01/25/2022	245,010
360,000	SLM Student Loan Trust Series 2008-1 Class A4A±	1.90	12/15/2032	372,492
101,000	SLM Student Loan Trust Series 2008-4 Class A2±	1.34	07/25/2016	102,460
121,000	SLM Student Loan Trust Series 2008-4 Class A4±	1.94	07/25/2022	126,045
448,858	SLM Student Loan Trust Series 2008-5 Class A2±	1.39	10/25/2016	454,452
277,000	SLM Student Loan Trust Series 2008-5 Class A4±	1.99	07/25/2023	288,104
290,000	SLM Student Loan Trust Series 2008-6 Class A2±	0.84	10/25/2017	291,597

Total Asset Backed Securities (Cost $8,123,047)				8,127,920

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Total Return Bond Fund 15

Principal	Security Name	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations: 14.74%
$194,000	Acre Arta Series 2010-A1	3.85%	01/14/2029	$194,347
110,227	Asset Securitization Corporation Series 1996-D3 Class A2±	7.55	10/13/2026	112,380
47,000	Bank of America Commercial Mortgage Incorporated Series 2004-6 Class A3	4.51	12/10/2042	48,186
100,000	Bank of America Commercial Mortgage Incorporated Series 2002-PB2 Class B	6.31	06/11/2035	104,058
258,000	Bank of America Commercial Mortgage Incorporated Series 2005-4 Class A5A	4.93	07/10/2045	269,372
64,000	Bank of America Commercial Mortgage Incorporated Series 2005-5 Class A4±	5.12	10/10/2045	68,584
57,000	Bank of America Commercial Mortgage Incorporated Series 2005-6 Class A4±	5.20	09/10/2047	61,221
287,000	Bank of America Commercial Mortgage Incorporated Series 2006-5 Class A4	5.41	09/10/2047	300,372
216,000	Bear Stearns Commercial Mortgage Securities Incorporated Series 2002-PBW1 Class A2±	4.72	11/11/2035	224,605
31,833	Bear Stearns Commercial Mortgage Securities Incorporated Series 2003-T12 Class A3±	4.24	08/13/2039	32,326
69,000	Bear Stearns Commercial Mortgage Securities Incorporated Series 2004-PWR4 Class A3±	5.47	06/11/2041	74,198
137,000	Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR 7 Class A3±	5.12	02/11/2041	144,831
67,028	Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR7 Class A	4.95	02/11/2041	68,577
27,057	Bear Stearns Commercial Mortgage Securities Incorporated Series 2007-PRW1 Class A1	5.59	06/11/2040	27,512
26,523	Citigroup Mortgage Loan Trust Incorporated Series 2007-AHL1 Class A2A±	0.30	12/25/2036	25,504
124,000	Commercial Mortgage Pass-Through Certificate Series 1999-C1 Class A4±	6.98	01/17/2032	133,799
151,000	Commercial Mortgage Pass-Through Certificate Series 2001-J2 Class B	6.30	07/16/2034	154,477
92,000	Commercial Mortgage Pass-Through Certificate Series 2004-LB2A Class A4	4.72	03/10/2039	97,042
50,000	Commercial Mortgage Pass-Through Certificate Series 2007-C9 Class A4±	5.81	12/10/2049	53,796
104,813	Commercial Mortgage Pass-Through Certificate Series 2010-C1 Class A1	3.16	07/10/2046	105,049
136,000	Commercial Mortgage Pass-Through Certificate Series 2010-CI Class A3	4.21	07/10/2046	132,019
2,143	Credit Suisse First Boston Mortgage Securities Corporation Series 2002-CKS4 Class A1	4.49	11/15/2036	2,144
84,000	Credit Suisse First Boston Mortgage Securities Corporation Series 2002-CKS4 Class A2	5.18	11/15/2036	87,586
87,000	Credit Suisse First Boston Mortgage Securities Corporation Series 2003-C4 Class B±	5.25	08/15/2036	90,670
63,000	Credit Suisse First Boston Mortgage Securities Corporation Series 2003-CPN1 Class A2	4.60	03/15/2035	66,059
47,000	Credit Suisse First Boston Mortgage Securities Corporation Series 2003-CPN1 Class B	4.72	03/15/2035	48,371
31,267	Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C1 Class A3	4.81	02/15/2038	32,155
114,000	Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C2 Class A4	4.83	04/15/2037	117,660
78,000	Credit Suisse First Boston Mortgage Securities Corporation Series 2007-C2 Class A2±	5.45	01/15/2049	79,525
129,792	ESA Trust Series 2010-ESHA Class A	2.95	11/05/2027	127,649
111,000	First Union National Bank Commercial Mortgage Series 2001-C4 Class B(l)	6.42	12/12/2033	114,977
3,577	GE Capital Commercial Mortgage Corporation Series 2001-3 Class A1	5.56	06/10/2038	3,591
99,876	GE Capital Commercial Mortgage Corporation Series 2002-1A Class A3	6.27	12/10/2035	104,049
39,806	GMAC Commercial Mortgage Securities Incorporated Series 2001-C2 Class A2	6.70	04/15/2034	40,063
104,000	GMAC Commercial Mortgage Securities Incorporated Series 2003-C2 Class A2±	5.47	05/10/2040	111,957
89,000	GMAC Commercial Mortgage Securities Incorporated Series 2003-C2 Class B±	5.49	05/10/2040	93,727
26,000	GMAC Commercial Mortgage Securities Incorporated Series 2003-C2 Class D±	5.49	05/10/2040	26,227
113,000	GMAC Commercial Mortgage Securities Incorporated Series 2004-C2 Class A4±	5.30	08/10/2038	120,285
45,000	Goldman Sachs Mortgage Securities Corporation II Series 2004-GG2 Class A6±	5.40	08/10/2038	48,336
60,000	Greenwich Capital Commercial Funding Corporation Series 2003-C1 Class B	4.23	07/05/2035	61,998
227,000	Greenwich Capital Commercial Funding Corporation Series 2005-GG5 Class A5±	5.22	04/10/2037	240,882

16 Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of Investments—December 31, 2010

Principal	Security Name	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations (continued)
$9,729	GS Mortgage Securities Corporation II Series 2004-C1 Class A2	4.32%	10/10/2028	$9,723
118,000	GS Mortgage Securities Corporation II Series 2005-GG4 Class A4	4.75	07/10/2039	124,437
105,000	GS Mortgage Securities Corporation II Series 2010-C2	3.85	12/10/2043	106,915
264,000	GS Mortgage Securities Corporation II Series 2010-C2±	5.16	12/10/2043	272,078
283,476	Impact Funding LLC Series 2010-1 Class A1	5.31	01/25/2051	274,918
14,360	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2000-C10 Class C±	7.64	08/15/2032	14,422
59,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2001-CIBC2 Class D±	6.85	04/15/2035	59,614
30,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2002-C2 Class B±	5.21	12/12/2034	31,197
76,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2002-CIB5 Class A2	5.16	10/12/2037	79,892
67,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2002-CIBC4 Class C±	6.45	05/12/2034	69,486
50,608	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2003-C1 Class A1	4.28	01/12/2037	51,876
23,104	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2003-CB6 Class A1	4.39	07/12/2037	23,817
92,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2003-CB7 Class A4±	4.88	01/12/2038	97,471
87,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2004-C2 Class A3±	5.23	05/15/2041	92,596
203,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2004-CB9 Class A4±	5.36	06/12/2041	217,130
52,304	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2004-CIBC9 Class A2±	5.11	06/12/2041	52,729
79,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2004-LN2 Class A2	5.12	07/15/2041	82,519
39,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2005-LDP4 Class A4±	4.92	10/15/2042	41,313
96,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2005-LDP5 Class A4±	5.20	12/15/2044	103,350
92,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006 Class A4±	5.48	12/12/2044	98,030
99,960	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-CB14 Class A2	5.44	12/12/2044	100,463
52,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-CB16 Class A4	5.55	05/12/2045	55,556
95,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-CB17 Class A4	5.43	12/12/2043	100,706
49,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-LDP9 Class A2	5.13	05/15/2047	51,055
49,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-LDP9 Class A3	5.34	05/15/2047	50,854
129,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2007-LD12 Class A3±	5.99	02/15/2051	135,113
100,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2007-LDP11 Class A±	5.82	06/15/2049	106,038
158	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2008-C2 Class A1	5.02	02/12/2051	158
240,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2009-IWST Class A2	5.63	12/05/2027	257,349
155,000	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2010-A2 Class A2	4.31	08/05/2032	146,156

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Total Return Bond Fund 17

Principal	Security Name	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations (continued)
$238,703	JPMorgan Chase Commercial Mortgage Securities Corporation Series 2010-C1 Class A1	3.85%	06/15/2043	$244,512
87,296	Lehman Brothers UBS Commercial Mortgage Trust Series 2001-C2 Class A2	6.65	11/15/2027	87,498
160,462	Lehman Brothers UBS Commercial Mortgage Trust Series 2001-C3 Class A2	6.37	12/15/2028	162,439
200,000	Lehman Brothers UBS Commercial Mortgage Trust Series 2002-C2 Class A4	5.59	06/15/2031	209,280
38,082	Lehman Brothers UBS Commercial Mortgage Trust Series 2002-C4 Class A4	4.56	09/15/2026	38,767
451,000	Lehman Brothers UBS Commercial Mortgage Trust Series 2002-C4 Class A5	4.85	09/15/2031	471,649
103,000	Lehman Brothers UBS Commercial Mortgage Trust Series 2002-C7 Class A4	4.96	12/15/2031	108,837
136,000	Lehman Brothers UBS Commercial Mortgage Trust Series 2003-C8 Class A4±	5.12	11/15/2032	145,338
55,000	Lehman Brothers UBS Commercial Mortgage Trust Series 2004-C1 Class A4	4.57	01/15/2031	57,426
51,000	Lehman Brothers UBS Commercial Mortgage Trust Series 2004-C7 Class A5	4.63	10/15/2029	52,928
50,000	Lehman Brothers UBS Commercial Mortgage Trust Series 2005-C1 Class A4	4.74	02/15/2030	52,371
146,000	Lehman Brothers UBS Commercial Mortgage Trust Series 2005-C2 Class A4	5.00	04/15/2030	150,280
24,000	Lehman Brothers UBS Commercial Mortgage Trust Series 2007-C1 Class AAB	5.40	02/15/2040	25,157
53,000	Lehman Brothers UBS Commercial Mortgage Trust Series 2007-C3 Class A3±	5.93	07/15/2044	56,223
125,000	Lehman Brothers UBS Commercial Mortgage Trust Series 2007-C3 Class A4±	5.94	07/15/2044	133,709
184,000	Lehman Brothers UBS Commercial Mortgage Trust Series 2007-C6 Class A3	5.93	07/15/2040	192,845
88,000	Lehman Brothers UBS Commercial Mortgage Trust Series 2008-C1 Class A2±	6.15	04/15/2041	95,386
157,000	Merrill Lynch Mortgage Trust Series 2003-KEY1 Class A4±	5.24	11/12/2035	166,421
158,000	Merrill Lynch Mortgage Trust Series 2004-KEY2 Class A4±	4.86	08/12/2039	165,085
70,517	Merrill Lynch Mortgage Trust Series 2005-CIP1 Class A2	4.96	07/12/2038	71,846
76,000	Merrill Lynch Mortgage Trust Series 2005-CIP1 Class A3A±	4.95	07/12/2038	78,755
176,000	Merrill Lynch Mortgage Trust Series 2005-CKI1 Class A6±	5.24	11/12/2037	189,445
100,000	Morgan Stanley Capital I Series 2003-IQ6 Class A4	4.97	12/15/2041	106,556
113,000	Morgan Stanley Capital I Series 2003-T11 Class A4	5.15	06/13/2041	120,161
132,000	Morgan Stanley Capital I Series 2004-IQ8 Class A4	4.90	06/15/2040	136,275
85,000	Morgan Stanley Capital I Series 2004-T15 Class A4±	5.27	06/13/2041	91,046
113,000	Morgan Stanley Capital I Series 2005 HQ7 Class A4±	5.19	11/14/2042	121,647
248,000	Morgan Stanley Capital I Series 2005-HQ6 Class A4	4.99	08/13/2042	262,599
122,000	Morgan Stanley Capital I Series 2006-IQ12 Class ANM	5.31	12/15/2043	123,328
47,986	Morgan Stanley Capital I Series 2007-HQ13 Class A1	5.36	12/15/2044	49,841
215,000	Morgan Stanley Capital I Series 2007-HQ13 Class A3	5.57	12/15/2044	220,752
32,000	Morgan Stanley Capital I Series 2007-IQ14 Class AAB±	5.65	04/15/2049	33,791
87,480	Morgan Stanley Dean Witter Capital I Series 2001-TOP3 Class A4	6.39	07/15/2033	88,748
81,000	Morgan Stanley Dean Witter Capital I Series 2003-HQ2 Class A2	4.92	03/12/2035	85,450
84,000	Morgan Stanley Dean Witter Capital I Series 2004-HQ3 Class A4	4.80	01/13/2041	88,002
185,792	Morgan Stanley Dean Witter Capital I Series 2004-T15 Class A2	4.69	06/13/2041	185,688
100,000	Morgan Stanley Dean Witter Capital I Series 2005-IQ9 Class A5	4.70	07/15/2056	105,129
27,800	Morgan Stanley Mortgage Loan Trust Series 2007-6XS Class 2A1S±	0.37	02/25/2047	22,787
128,000	Nomura Asset Securities Corporation Series 1998-D6 Class A2±	7.05	03/15/2030	140,954
16,775	PNC Mortgage Acceptance Corporation Series 2001-C1 Class A2	6.36	03/12/2034	16,785
44,000	Prudential Mortgage Capital Funding LLC Series 2001-ROCK Class B	6.76	05/10/2034	44,699
20,753	Salomon Brothers Mortgage Securities Incorporated VII Series 2000-C2 Class C±	7.73	07/18/2033	20,807
108,059	Salomon Brothers Mortgage Securities Incorporated VII Series 2001-C2 Class A3	6.50	11/13/2036	110,601
58,314	Sequoia Mortgage Trust Series 2010-H1 Series A1±	3.75	02/25/2040	59,211
293,273	US Bank NA Series 2007-1 Class A	5.92	05/25/2012	305,112
17,824	Wachovia Bank Commercial Mortgage Trust Series 2003-C7 Class A1(l)	4.24	10/15/2035	17,961
116,000	Wachovia Bank Commercial Mortgage Trust Series 2003-C8 Class A3(l)	4.45	11/15/2035	119,542

Total Collateralized Mortgage Obligations (Cost $12,511,611)				12,590,796

Corporate Bonds and Notes: 18.07%

Consumer Discretionary: 0.80%

Leisure Equipment & Products: 0.09%
75,000	Mattel Incorporated	6.20	10/01/2040	73,790

18 Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of Investments—December 31, 2010

Principal	Security Name	Interest Rate	Maturity Date	Value
Media: 0.71%
$163,000	Comcast Corporation	8.38%	03/15/2013	$185,477
67,000	DirecTV Incorporated	6.00	08/15/2040	67,263
20,000	Discovery Communications LLC	6.35	06/01/2040	21,602
157,000	NBC Universal Incorporated	2.88	04/01/2016	153,382
130,000	NBC Universal Incorporated	4.38	04/01/2021	126,179
55,000	NBC Universal Incorporated	5.95	04/01/2041	54,994

				608,897

Consumer Staples: 1.16%

Beverages: 0.64%
220,000	Anheuser-Busch InBev Worldwide Incorporated	4.13	01/15/2015	231,708
205,000	Coca Cola Company	1.50	11/15/2015	196,768
125,000	Coca Cola Company	3.15	11/15/2020	117,286

				545,762

Food & Staples Retailing: 0.17%
150,000	WalMart Stores Incorporated	3.25	10/25/2020	140,977

Food Products: 0.16%
75,000	Kraft Foods Incorporated Class A	5.38	02/10/2020	80,720
50,000	Kraft Foods Incorporated Class A	6.50	02/09/2040	56,031

				136,751

Tobacco: 0.19%
38,000	Altria Group Incorporated	9.70	11/10/2018	50,131
80,000	Altria Group Incorporated	10.20	02/06/2039	115,623

				165,754

Energy: 2.11%

Oil, Gas & Consumable Fuels: 2.11%
290,000	Anadarko Petroleum Corporation	5.95	09/15/2016	311,544
128,000	Anadarko Petroleum Corporation	6.38	09/15/2017	139,431
85,000	Energy Transfer Partners LP	9.00	04/15/2019	106,486
92,000	Husky Energy Incorporated	7.25	12/15/2019	109,241
125,000	Kinder Morgan Energy LLC	6.00	01/15/2018	122,813
75,000	Midamerican Energy Holdings Company	6.50	09/15/2037	84,841
255,000	Occidental Petroleum Corporation	2.50	02/01/2016	254,279
175,000	Occidental Petroleum Corporation	4.10	02/01/2021	177,878
75,000	PacifiCorp	6.25	10/15/2037	84,995
119,000	Plains All American Pipeline LP	3.95	09/15/2015	122,960
35,000	Plains All American Pipeline LP	6.65	01/15/2037	36,788
254,000	Rockies Express Pipeline	3.90	04/15/2015	251,229

				1,802,485

Financials: 7.61%

Capital Markets: 1.12%
178,000	Goldman Sachs Group Incorporated	6.00	06/15/2020	192,358
89,000	Goldman Sachs Group Incorporated	6.75	10/01/2037	90,993
160,000	Lazard Group LLC	7.13	05/15/2015	172,287
220,000	Lazard Group LLC	6.85	06/15/2017	230,147
170,000	Morgan Stanley	3.45	11/02/2015	165,743
100,000	Morgan Stanley	5.95	12/28/2017	105,804

				957,332

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Total Return Bond Fund 19

Principal	Security Name	Interest Rate	Maturity Date	Value
Commercial Banks: 0.22%
$190,000	Westpac Banking Corporation	3.00%	12/09/2015	$189,643

Consumer Finance: 0.74%
330,000	American Express Company	2.75	09/15/2015	324,616
250,000	Capital One Bank USA NA	8.80	07/15/2019	307,510

				632,126

Diversified Financial Services: 3.72%
155,000	Bank of America Corporation	7.38	05/15/2014	172,295
220,000	Bank of America Corporation	3.70	09/01/2015	218,100
125,000	Bank of America Corporation	6.00	09/01/2017	131,001
185,000	Bank of America Corporation	5.63	07/01/2020	188,606
190,000	Bank of America Corporation	5.88	01/05/2021	196,576
255,000	Barclays Bank plc	2.50	09/21/2015	245,756
200,000	Barclays Bank plc	5.14	10/14/2020	179,950
340,000	BNP Paribas	2.20	11/02/2015	325,625
370,000	Citigroup Incorporated«	1.88	10/22/2012	377,410
106,000	Citigroup Incorporated	6.38	08/12/2014	117,152
112,000	Citigroup Incorporated	4.75	05/19/2015	117,275
255,000	Citigroup Incorporated	4.59	12/15/2015	265,840
95,000	Citigroup Incorporated	5.38	08/09/2020	98,706
300,000	JPMorgan Chase & Company	6.00	10/01/2017	332,569
155,000	JPMorgan Chase & Company	6.80	10/01/2037	159,819
50,000	JPMorgan Chase & Company	5.50	10/15/2040	51,107

				3,177,787

Insurance: 0.71%
190,000	American International Group	6.40	12/15/2020	199,350
130,000	Hartford Financial Services Group	5.50	03/30/2020	131,874
91,000	Liberty Mutual Group	7.50	08/15/2036	90,477
50,000	Prudential Financial Incorporated	4.50	11/15/2020	48,898
60,000	Prudential Financial Incorporated	6.20	11/15/2040	63,471
70,000	WR Berkley Corporation	5.38	09/15/2020	68,318

				602,388

Real Estate Investment Trusts: 1.10%
75,000	Boston Properties LP	4.13	05/15/2021	71,103
21,000	HCP Incorporated Series MTN	6.30	09/15/2016	22,622
55,000	HCP Incorporated Series MTN	6.70	01/30/2018	59,008
160,000	Health Care Property Investors Incorporated	5.65	12/15/2013	171,865
30,000	Health Care Property Investors Incorporated	6.00	01/30/2017	31,376
50,000	Kilroy Realty Corporation	5.00	11/03/2015	49,637
80,000	Kilroy Realty Corporation	6.63	06/01/2020	79,580
87,000	Reckson Operating Partnership LP	7.75	03/15/2020	93,090
85,000	Tanger Properties LP	6.13	06/01/2020	91,242
70,000	Ventas Realty LP	3.13	11/30/2015	67,444
80,000	WEA Finance LLC	7.50	06/02/2014	90,797
95,000	WEA Finance LLC	7.13	04/15/2018	109,285

				937,049

Health Care: 1.21%

Biotechnology: 0.24%
220,000	Amgen Incorporated«	3.45	10/01/2020	209,624

20 Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of Investments—December 31, 2010

Principal	Security Name	Interest Rate	Maturity Date	Value
Health Care Equipment & Supplies: 0.09%
$80,000	Becton Dickinson & Company	3.25%	11/12/2020	$75,090

Health Care Providers & Services: 0.18%
155,000	Coventry Health Care Incorporated	5.95	03/15/2017	157,586

Life Sciences Tools & Services: 0.32%
205,000	Life Technologies Corporation	3.50	01/15/2016	204,375
70,000	Life Technologies Corporation	5.00	01/15/2021	69,341

				273,716

Pharmaceuticals: 0.38%
215,000	Allergan Incorporated	3.38	09/15/2020	202,793
120,000	Merck & Company Incorporated	3.88	01/15/2021	119,253

				322,046

Industrials: 0.44%

Aerospace & Defense: 0.23%
75,000	Northrop Grumman Corporation	3.50	03/15/2021	69,817
55,000	Northrop Grumman Corporation	5.05	11/15/2040	51,386
85,000	Raytheon Corporation	3.13	10/15/2020	78,378

				199,581

Road & Rail: 0.21%
171,000	BSNF Railway Company	5.75	05/01/2040	176,920

Information Technology: 0.82%

Communications Equipment: 0.04%
35,000	Harris Corporation	6.15	12/15/2040	35,821

Computers & Peripherals: 0.45%
265,000	Hewlett Packard Company LP	2.13	09/13/2015	261,668
130,000	Hewlett Packard Company LP	3.75	12/01/2020	127,152

				388,820

Electronic Equipment & Instruments: 0.14%
50,000	Arrow Electronics Incorporated	3.38	11/01/2015	48,470
75,000	Arrow Electronics Incorporated	5.13	03/01/2021	71,710

				120,180

IT Services: 0.06%
50,000	SAIC Incorporated	5.95	12/01/2040	50,701

Software: 0.13%
106,000	Adobe Systems Incorporated	4.75	02/01/2020	108,428

Materials: 0.87%

Chemicals: 0.67%
165,000	Dow Chemical Company	4.85	08/15/2012	173,940
90,000	Dow Chemical Company	5.90	02/15/2015	99,647
168,000	Dow Chemical Company	8.55	05/15/2019	210,546
90,000	Dow Chemical Company	4.25	11/15/2020	86,211

				570,344

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Total Return Bond Fund 21

Principal	Security Name	Interest Rate	Maturity Date	Value
Metals & Mining: 0.20%
$185,000	Codelco Incorporated	3.75%	11/04/2020	$175,294

Telecommunication Services: 1.09%

Diversified Telecommunication Services: 0.39%
95,000	Frontier Communications Corporation	8.25	04/15/2017	104,263
25,000	Frontier Communications Corporation	8.13	10/01/2018	27,438
50,000	Frontier Communications Corporation	8.50	04/15/2020	54,625
130,000	Qwest Corporation	7.50	10/01/2014	145,600

				331,926

Wireless Telecommunication Services: 0.70%
180,000	American Tower Corporation	4.50	01/15/2018	178,428
53,000	American Tower Corporation	5.05	09/01/2020	52,122
85,000	Cellco Partnership / Verizon Wireless Capital LLC	8.50	11/15/2018	111,227
230,000	Verizon Wireless Corporation	5.55	02/01/2014	253,622

				595,399

Utilities Revenue: 1.96%

Electric Utilities: 1.12%
190,000	DPL Incorporated	6.88	09/01/2011	197,185
140,000	Duke Energy Corporation	6.30	02/01/2014	155,938
30,000	Exelon Generation Company LLC	4.00	10/01/2020	28,075
50,000	Exelon Generation Company LLC	5.75	10/01/2041	47,638
80,000	FirstEnergy Solutions Company	6.05	08/15/2021	82,181
50,000	FirstEnergy Solutions Company	6.80	08/15/2039	48,460
300,000	Nevada Power Company Series A	8.25	06/01/2011	309,061
85,000	Progress Energy Incorporated	6.85	04/15/2012	91,049

				959,587

Gas Utilities: 0.22%
95,000	El Paso Pipeline Corporation	7.50	11/15/2040	98,455
90,000	Pacific Gas & Electric Company	5.40	01/15/2040	90,910

				189,365

Independent Power Producers & Energy Traders: 0.08%
70,000	Constellation Energy Group	5.15	12/01/2020	68,915

Multi-Utilities: 0.54%
110,000	CMS Energy Corporation	5.05	02/15/2018	108,766
270,000	Dominion Resources Incorporated	8.88	01/15/2019	349,843

				458,609

Total Corporate Bonds and Notes (Cost $15,170,390)				15,438,693

Yankee Corporate Bonds and Notes: 5.99%

Consumer Discretionary: 0.27%

Media: 0.27%
110,000	British Sky Broadcasting Group plc	9.50	11/15/2018	144,078
80,000	Thomson Reuters Corporation	5.95	07/15/2013	88,808

				232,886

Consumer Staples: 0.15%

Food & Staples Retailing: 0.15%
130,000	Woolworths Limited	4.00	09/22/2020	125,888

22 Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of Investments—December 31, 2010

Principal	Security Name	Interest Rate	Maturity Date	Value
Energy: 0.71%

Oil, Gas & Consumable Fuels: 0.71%
$75,000	Husky Energy Incorporated	5.90%	06/15/2014	$82,424
55,000	Petro Canada	6.80	05/15/2038	62,651
185,000	Shell International	3.10	06/28/2015	189,986
265,000	Transocean Incorporated	4.95	11/15/2015	273,867

				608,928

Financials: 3.00%

Commercial Banks: 1.67%
295,000	DnB Nor Boligkreditt AS	2.10	10/14/2015	280,544
134,000	HSBC Holdings PLC	6.80	06/01/2038	144,896
105,000	Itau Unibanco Holding SA	6.20	04/15/2020	107,871
199,000	Korea Development Bank	3.25	03/09/2016	193,518
190,000	Lloyds TSB Bank plc	6.50	09/14/2020	174,806
260,000	Nordea Bank AB	3.70	11/13/2014	267,999
248,000	Swedish Export Credit	3.25	09/16/2014	259,759

				1,429,393

Consumer Finance: 0.29%
245,000	Finance For Danish Industry	2.00	06/12/2013	249,069

Diversified Financial Services: 0.18%
140,000	Credit Suisse New York NY	6.00	02/15/2018	150,121

Real Estate Investment Trusts: 0.39%
210,000	Qatari Diar Finance QSC	5.00	07/21/2020	209,003
116,000	Westfield Group	5.40	10/01/2012	122,974

				331,977

Thrifts & Mortgage Finance: 0.47%
385,000	Achmea Hypotheekbank NV	3.20	11/03/2014	400,563

Materials: 0.19%

Metals & Mining: 0.19%
100,000	Vale Overseas Limited	4.63	09/15/2020	99,008
54,000	Vale Overseas Limited	6.88	11/10/2039	59,666

				158,674

Telecommunication Services: 1.44%

Diversified Telecommunication Services: 0.73%
55,000	British Telecommunications PLC	9.88	12/15/2030	73,306
275,000	Hutchison Whampoa International Limited	4.63	09/11/2015	288,718
80,000	Telefonica Emisiones SAU	5.98	06/20/2011	81,774
190,000	Telemar Norte Leste SAU	5.50	10/23/2020	182,875

				626,673

Wireless Telecommunication Services: 0.71%
246,000	America Movil SAB SA	5.00	10/16/2019	256,038
35,000	Rogers Cable Incorporated	5.50	03/15/2014	38,225
190,000	Rogers Wireless Incorporated	6.38	03/01/2014	213,485
100,000	Telefonica Moviles Chile	2.88	11/09/2015	95,978

				603,726

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Total Return Bond Fund 23

Principal	Security Name	Interest Rate	Maturity Date	Value
Utilities Revenue: 0.23%

Electric Utilities: 0.11%
$100,000	Korea Hydro & Nuclear Power Company Limited	3.13%	09/16/2015	$96,946

Gas Utilities: 0.12%
100,000	Odebrecht Drilling SA	6.35	06/30/2021	104,000

Total Yankee Corporate Bonds and Notes (Cost $5,050,906)				5,118,844

Yankee Government Bonds: 1.76%
100,000	Federal Republic of Brazil	5.63	01/07/2041	99,250
105,000	Korea	5.50	10/17/2012	111,141
188,000	Norway	1.75	10/05/2015	182,440
190,000	Province Of Ontario Canada	3.15	12/15/2017	188,825
170,000	Republic of Chile	3.88	08/05/2020	167,120
95,000	Republic of Peru	5.63	11/18/2050	87,875
120,000	Republic of Poland	3.88	07/16/2015	121,965
100,000	Russia	3.63	04/29/2015	100,130
430,000	State of Qatar	4.00	01/20/2015	445,050

Total Yankee Government Bonds (Cost $1,510,355)				1,503,796

Municipal Bonds and Notes: 0.88%

California: 0.44%
25,000	California State Build America Bonds (Property Tax Revenue)	7.63	03/01/2040	26,348
125,000	California State Build America Bonds (Property Tax Revenue)	7.60	11/01/2040	130,925
100,000	Los Angeles CA Community College District Build America Bonds (Property Tax Revenue)	6.75	08/01/2049	103,571
110,000	Los Angeles CA Department of Water & Power Build America Bonds (Utilities Revenue)	6.57	07/01/2045	112,650

				373,494

Nevada: 0.16%
130,000	Clark County NV Series C (Transportation Revenue)	6.82	07/01/2045	133,333

New Jersey: 0.16%
130,000	New Jersey State Turnpike Authority (Transportation Revenue)	7.10	01/01/2041	141,552

Texas: 0.12%
110,000	North Texas Tollway Authority (Transportation Revenue)	6.72	01/01/2049	107,659

Total Municipal Bonds and Notes (Cost $751,752)				756,038

US Treasury Securities: 11.13%

US Treasury Bonds: 4.18%
45,000	US Treasury Bond(o)	1.38	11/30/2015	43,731
1,158,000	US Treasury Bond(o)	5.38	02/15/2031	1,351,784
760,000	US Treasury Bond(o)	4.50	02/15/2036	786,837
1,009,000	US Treasury Bond(o)	4.38	05/15/2040	1,013,884
136,000	US Treasury Bond«	3.88	08/15/2040	125,269
250,000	US Treasury Bond(o)	4.25	11/15/2040	245,938

				3,567,443

24 Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of Investments—December 31, 2010

Principal	Security Name	Interest Rate	Maturity Date	Value
US Treasury Notes: 6.95%
$80,000	US Treasury Note(o)	0.50%	11/30/2012	$79,897
730,000	US Treasury Note(o)	0.63	12/31/2012	730,399
936,000	US Treasury Note(o)	0.75	12/15/2013	929,346
563,000	US Treasury Note(o)	4.25	11/15/2014	622,423
2,598,000	US Treasury Note(o)	2.13	12/31/2015	2,611,801
43,000	US Treasury Note(o)	8.88	08/15/2017	59,730
440,000	US Treasury Note(o)	2.75	12/31/2017	440,963
304,000	US Treasury Note(o)	2.63	11/15/2020	286,757
136,000	US Treasury Note(o)	6.25	05/15/2030	174,802

				5,936,118

Total US Treasury Securities (Cost $9,556,429)				9,503,561

Short-Term Investments: 2.46%

Corporate Bonds & Notes: 0.65%
257,871	Gryphon Funding Limited(v)(i)(a)	0.00	08/05/2011	104,747

800,556	VFNC Corporation(v)±††(i)(a)	0.26	09/29/2011	448,312

				553,059

Shares			Yield
Investment Companies: 1.81%
1,436,296	Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)(o)		0.14%	1,436,296
110,017	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.27	110,017

				1,546,313

Total Short-Term Investments (Cost $1,898,836)				2,099,372

Total Investments in Securities (Cost $99,650,943)*		117.75%		100,578,412

Other Assets and Liabilities, Net		(17.75)		(15,162,829)

Total Net Assets		100.00%		$85,415,583

Principal		Interest Rate	Maturity Date
Schedule of TBA Sale Commitments: (2.28%)
$(200,000)	FNMA%%	5.50%	04/25/2035	$(213,594)
(1,600,000)	FNMA%%	6.00	08/25/2038	(1,736,000)

Total Schedule of TBA Sale Commitments (Proceeds $(1,940,180))				$(1,949,594)

Portfolio of Investments—December 31, 2010	Wells Fargo Advantage VT Total Return Bond Fund 25

(v)	Security represents investment of cash collateral received from securities on loan.

±	Variable rate investments.

++	Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(I)	Investment in an affiliate.

(i)	Illiquid security for which the designation as illiquid is unaudited.

«	All or a portion of this security is on loan.

%%	Securities issued on a when-issued (TBA) and/or delayed delivery basis.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(o)	Security pledged as collateral for when-issued (TBA) securities.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $100,109,172 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$1,614,800
Gross unrealized depreciation	(1,145,560)

Net unrealized appreciation	$469,240
The accompanying notes are an integral part of these financial statements.

26 Wells Fargo Advantage VT Total Return Bond Fund	Statement of Assets and Liabilities—December 31, 2010

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$98,779,619
In affiliated securities, at value	1,798,793

Total investments, at value (see cost below)	100,578,412
Receivable for investments sold	43,365,185
Principal paydown receivable	18,714
Receivable for Fund shares sold	28,769
Receivable for interest	551,848
Receivable for securities lending income	6,444
Prepaid expenses and other assets	1,010

Total assets	144,550,382

Liabilities
Dividends payable	13,472
Payable for investments purchased	56,363,956
Payable for Fund shares redeemed	67,294
Payable upon receipt of securities loaned	462,540
Payable for interest on TBA sale commitments	2,675
Payable for TBA sale commitments, at value	1,949,594
Investment advisory fee payable	106,260
Distribution fees payable	19,328
Due to custodian bank	7,696
Due to other related parties	10,049
Accrued expenses and other liabilities	131,935

Total liabilities	59,134,799

Total net assets	$85,415,583

NET ASSETS CONSIST OF
Paid-in capital	$88,397,090
Undistributed net investment income	41,738
Accumulated net realized losses on investments	(3,941,300)
Net unrealized gains on investments	918,055

Total net assets	$85,415,583

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets — Class 2	$85,415,583
Shares outstanding — Class 2	8,201,985
Net asset value per share — Class 2	$10.41

Total investments, at cost	$99,650,943

Securities on loan, at value	$455,280

Proceeds received from TBA sale commitments	$1,940,180

1. The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Statement of Operations—For the year Ended December 31 2010	Wells Fargo Advantage VT Total Return Bond Fund 27

Investment income
Interest*	$3,053,660
Income from affiliated securities	36,817
Securities lending income, net	1,408

Total investment income	3,091,885

Expenses
Investment advisory fee	342,560
Administration fees
Fund level	91,404
Class 2[1]	33,178
Distribution fees
Class 2[1]	214,100
Custody and accounting fees	21,401
Professional fees	21,558
Shareholder report expenses	34,491
Trustees’ fees and expenses	12,254
Other fees and expenses	4,394

Total expenses	775,340

Less: Fee waivers and/or expense reimbursements	(35,155)

Net expenses	740,185

Net investment income	2,351,700

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on:
Unaffiliated securities	5,093,231
Affiliated securities	13,451
TBA sale commitments	(81,520)

Net realized gains on investments	5,025,162

Net change in unrealized gains (losses) on:
Unaffiliated securities	(1,719,375)
Affiliated securities	9,365
TBA sale commitments	(10,117)

Net change in unrealized gains (losses) on investments	(1,720,127)

Net realized and unrealized gains (losses) on investments	3,305,035

Net increase assets resulting from operations	$5,656,735

* Net of foreign withholding taxes of	$2,639
1. After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.
The accompanying notes are an integral part of these financial statements.

28 Wells Fargo Advantage VT Total Return Bond Fund	Statement of Changes in Net Assets

		Year Ended		Year Ended
		December 31, 2010		December 31, 2009

Operations
Net investment income		$2,351,700		$3,721,497
Net realized gains on investments		5,025,162		1,385,968
Net change in unrealized gains (losses) on investments		(1,720,127)		5,138,033

Net increase in net assets resulting from operations		5,656,735		10,245,498

Distributions to shareholders from
Net investment income — Class 2[1]		(2,911,613)		(4,144,480)
Net realized gains — Class 2[1]		(1,599,718)		(384,241)

Total distributions to shareholders		(4,511,331)		(4,528,721)

	Shares		Shares

Capital shares transactions
Proceeds from shares sold — Class 2[1]	1,128,306	11,845,200	2,307,327	23,374,243
Reinvestment of distributions — Class 2[1]	430,547	4,523,836	447,370	4,514,417
Payment for shares redeemed — Class 2[1]	(5,530,492)	(58,415,579)	(3,203,494)	(32,081,199)
Net asset value of shares issued in acquisition — Class 2	2,976,311	31,182,320	0	0

Net decrease in net assets resulting from capital share transactions		(10,864,223)		(4,192,539)

Total increase (decrease) in net assets		(9,718,819)		1,524,238

Net assets
Beginning of period		95,134,402		93,610,164

End of period		$85,415,583		$95,134,402

Undistributed net investment income		$41,738		$37,448

1. After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2  shares.
The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

30 Wells Fargo Advantage VT Total Return Bond Fund	Financial Highlights

	Beginning		Net Realized	Distributions
	Net Asset		and Unrealized	from Net	Distributions
	Value Per	Net Investment	Gains (Losses)	Investment	from Net
	Share	Income	on Investments	Income	Realized Gains

Class 2[2]
January 1, 2010 to December 31, 2010	$10.34	0.29	0.43	(0.36)	(0.29)
January 1, 2009 to December 31, 2009	$9.70	0.42	0.72	(0.46)	(0.04)
January 1, 2008 to December 31, 2008	$9.94	0.44	(0.21)	(0.47)	0.00
January 1, 2007 to December 31, 2007	$9.81	0.45	0.13	(0.45)	0.00
January 1, 2006 to December 31, 2006	$9.86	0.43	(0.05)	(0.43)	0.00

1. Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2. After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage VT Total Return Bond Fund 31

Ending
Net Asset	Ratio to Average Net Assets				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income	Expenses	Expenses	Return[1]	Rate	(000’s omitted)

$10.41	2.76%	0.91%	0.86%	7.04%	838%	$85,416
$10.34	4.07%	1.20%	0.85%	11.99%	580%	$95,134
$9.70	4.55%	1.19%	0.90%	2.39%	692%	$93,610
$9.94	4.58%	0.94%	0.90%	6.08%	580%	$129,098
$9.81	4.36%	0.95%	0.90%	3.92%	662%	$116,449

32 Wells Fargo Advantage VT Total Return Bond Fund	Notes to Financial Statements
1. ORGANIZATION
Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage VT Total Return Bond Fund (the “Fund”) which is a diversified series of the Trust. After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Trust’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.
Debt securities of sufficient credit quality with original maturities of 60 days or less and any collateral received from securities lending invested in securities generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.
Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Security loans
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash

Notes to Financial Statements	Wells Fargo Advantage VT Total Return Bond Fund 33
Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.
Prior to April 1, 2010, Wells Fargo Bank, N.A. acted as the securities lending agent for the Fund and was entitled to receive for its services 25% of the revenues earned on the securities lending activities. For the year ended December 31, 2010, Wells Fargo Bank, N.A. waived a portion of its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. had the impact of increasing securities lending income on the Statement of Operations. The value of the securities on loan and the liability to return the collateral are shown on the Statement of Assets and Liabilities.
In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating Funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various participating Funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating Fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating Fund’s percentage ownership of the joint account as of such date.
When-issued transactions
The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Short sales
The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.
The Fund records the proceeds as a liability which is marked-to-market daily based upon quotations from an independent pricing service or from brokers, which use prices provided by market makers, and any change in value is recorded as an unrealized gain or loss. Any interest or dividends accrued on such borrowed securities during the period of the loan are recorded as an expense on the Statement of Operations. To borrow the security, the Fund may be required to pay a premium, which would decrease the proceeds of the security sold. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the closing of a short sale if the market price at the closing is less than or greater than, respectively, the proceeds originally received. Until the short sale is closed or the borrowed security is replaced, the Fund maintains a segregated account of cash or liquid securities, the dollar value of which is at least equal to the market value of the security at the time of the short sale.
TBA sale commitments
The Fund may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the

34 Wells Fargo Advantage VT Total Return Bond Fund	Notes to Financial Statements
underlying securities, generally according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for the dollar roll transactions as purchases and sales.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Interest income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At December 31, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed	Accumulated Net
Net Investment	Realized Losses
Income	on Investments
$565,106	$(565,106)
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Notes to Financial Statements	Wells Fargo Advantage VT Total Return Bond Fund 35
As of December 31, 2010, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $6,658,604 with $1,963,738 expiring in 2015, and $4,694,866 expiring in 2016.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
As of December 31, 2010, the Fund had $153,046 of current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
▪	Level 1 — quoted prices in active markets for identical securities

▪	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of December 31, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total
Agency securities	$0	$44,835,509	$603,883	$45,439,392
Asset-backed securities	0	8,127,920	0	8,127,920
Collateralized mortgage obligations	0	12,318,718	272,078	12,590,796
Corporate bonds and notes	0	15,438,693	0	15,438,693
Yankee corporate bonds	0	5,118,844	0	5,118,844
Yankee government bonds	0	1,503,796	0	1,503,796
Municipal bonds and notes	0	756,038	0	756,038
U.S. Treasury securities	9,503,561	0	0	9,503,561
Short-term investments
Corporate bonds and notes	0	0	553,059	553,059
Investment companies	1,436,296	110,017	0	1,546,313
	$10,939,857	$88,209,535	$1,429,020	$100,578,412
Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

		Significant Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Investments in TBA sale commitments	$0	$(1,949,594)	$0	$(1,949,594)

36 Wells Fargo Advantage VT Total Return Bond Fund	Notes to Financial Statements
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

		Collateralized	Corporate
	Agency	Mortgage	bonds and
	Securities	obligation	notes	Total
Balance as of December 31, 2009	$0	$0	$590,286	$590,286
Realized gains (losses)	(1,692)	0	0	(1,692)
Change in unrealized gains (losses)	189	5,453	135,566	141,208
Purchases	789,434	266,625	0	1,056,059
Sales	(184,048)	0	(172,793)	(356,841)
Transfers in of Level 3	0	0	0	0
Transfers out of Level 3	0	0	0	0
Balance as of December 31, 2010	$603,883	$272,078	$553,059	$1,429,020

Change in unrealized gains (losses) included in earnings relating to securities still held at December 31, 2010	$189	$5,453	$45,288	$50,930
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Funds Management an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the investment sub-adviser, who is responsible for day-to-day portfolio management of the Fund.
Pursuant to the contract, Funds Management is paid an annual investment advisory fee starting at 0.40% declining to 0.30% as the average daily net assets of the Fund increase. Prior to July 19, 2010, the Fund paid an annual investment advisory fee which started at 0.40% and declined to 0.30% as the average daily net assets of the Fund increased. For the year ended December 31, 2010, the investment advisory fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management to the Fund. The fees related to investment sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by the Fund to the investment adviser. Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the investment sub-adviser to the Fund and is paid a fee by the investment adviser at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration and transfer agent fees
The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

		Administration Fees
		(% of Average
	Average Daily Net Assets	Daily Net Assets)
Fund level	First $5 billion	0.05%
	Next $5 billion	0.04
	Over $10 billion	0.03

Class 2	All asset levels	0.08
Prior to July 19, 2010, Funds Management received from the Fund, for its existing class, an annual fee which started at 0.16% and declined to 0.14% as the average daily net assets of the Fund increased.
Funds Management has contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.

Notes to Financial Statements	Wells Fargo Advantage VT Total Return Bond Fund 37
Distribution fees
The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended December 31, 2010, were as follows:

Purchases at Cost		Sales Proceeds
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$671,297,184	$90,965,625	$678,657,816	$107,985,059
6. ACQUISITION
Effective at the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Core Bond Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The Fund renamed its existing single class share as Class 2. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen VA Core Bond Fund for 2,976,311 shares of the Fund valued at $31,182,320 at an exchange ratio of 0.83 for Class 2 shares. Shareholders holding Class 2 shares of Evergreen VA Core Bond Fund received Class 2 shares of the Fund in the reorganization. The investment portfolio of Evergreen VA Core Bond Fund with a fair value of $31,099,786, identified cost of $30,533,822 and unrealized gains of $565,964 at July 16, 2010 were the principal assets acquired by the Fund. The aggregate net assets of Evergreen VA Core Bond Fund and the Fund immediately prior to the acquisition were $31,182,320 and $58,161,686, respectively. The aggregate net assets of the Fund immediately after the acquisition were $89,344,006. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen VA Core Bond Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed January 1, 2010, the beginning of the annual reporting period for the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2010 would have been:

Net investment income	$2,883,307
Net realized and unrealized gains (losses) on investments	$3,976,870
Net increase in net assets resulting from operations	$6,860,177
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Evergreen VA Core Bond Fund that have been included in the Fund’s Statement of Operations since July 19, 2010.
7. BANK BORROWINGS
The Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.
For the year ended December 31, 2010, there were no borrowings by the Fund under the agreement.

38 Wells Fargo Advantage VT Total Return Bond Fund	Notes to Financial Statements
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Year ended December 31,
	2010	2009
Ordinary Income	$4,511,331	$4,528,721
As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term	Unrealized	Capital Loss
Income	Gain	Gains	Carryforward*
$2,667,810	$707,806	$469,240	$(6,811,650)

*	This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.
9. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage VT Total Return Bond Fund 39
BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO VARIABLE TRUST:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Total Return Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Total Return Bond Fund as of December 31, 2010, the results of its operations for the year then ended, changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 25, 2011

40 Wells Fargo Advantage VT Total Return Bond Fund	Other Information (Unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

Other Information (Unaudited)	Wells Fargo Advantage VT Total Return Bond Fund 41
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Variable Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Funds Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

42 Wells Fargo Advantage VT Total Return Bond Fund	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the Independent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust
Officers

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Other Information (Unaudited)	Wells Fargo Advantage VT Total Return Bond Fund 43

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

44 Wells Fargo Advantage VT Total Return Bond Fund	List of Abbreviations
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BART	— Bay Area Rapid Transit
BRL	— Brazil Real
CAD	— Canadian Dollar
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REITS	— Real Estate Investment Trusts
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TBA	— To Be Announced
TRAN	— Tax Revenue Anticipation Notes
TRY	— Turkish Lira
USD	— United States Dollar
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1- 866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	200921 02-11 AVT9/AR155 12-10

ITEM 2. CODE OF ETHICS
As of the end of the period, December 31, 2010, Wells Fargo Variable Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
The Board of Trustees of Wells Fargo Variable Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
(a)
Audit Fees — Provided below are the aggregate fees billed for the fiscal years ended December 31, 2009 and December 31, 2010 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
For the fiscal years ended December 31, 2009 and December 31, 2010, the Audit Fees were $261,090 and $284,730, respectively.
(b)
Audit-Related Fees — There were no audit-related fees incurred for the fiscal years ended December 31, 2009 and December 31, 2010 for assurance and related services by the principal accountant for the Registrant.
(c)
Tax Fees — Provided below are the aggregate fees billed for the fiscal years ended December 31, 2009 and December 31, 2010 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.
For the fiscal years ended December 31, 2009 and December 31, 2010, the Tax Fees were $23,640 and $21,020, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.
(d)
All Other Fees — There were no other fees incurred for the fiscal years ended December 31, 2009 and December 31, 2010.
(e)(1)
The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Variable Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.
(e)(2)
Not Applicable.
(f)
Not Applicable.
(g)
Provided below are the aggregate non-audit fees billed for the fiscal years ended December 31, 2009 and December 31, 2010, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.
For the fiscal year ended December 31, 2009, the Registrant incurred non-audit fees in the amount of $70,000. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A.
For the fiscal year ended December 31, 2009, the Registrant’s investment adviser incurred non-audit fees in the amount of $45,000. The non-audit fees relates to examination of securities pursuant to rule 206 (4)-2 under the Investment Advisors Act of 1940.

(h)
The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEMS 6. SCHEDULE OF INVESTMENTS
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.
The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.
The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.
ITEM 11. CONTROLS AND PROCEDURES
(a) The President and Treasurer have concluded that the Wells Fargo Variable Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.
(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS
(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.
(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Variable Trust
By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date: February 25, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date: February 25, 2011

By:	/s/ Kasey L. Phillips
Kasey L. Phillips
Treasurer

Date: February 25, 2011